As filed with the U.S. Securities and Exchange Commission on December 24, 2008

Securities Act File No. 2-91556
Investment Company Act File No. 811-4052

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF
1933 ☒

Pre-Effective Amendment No.
Post-Effective Amendment No. 70

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
1940 ☒

Amendment No. 77
(Check appropriate box or boxes.)

Legg Mason Partners Money Market Trust*
(Exact Name of Registrant as Specified in Charter)

55 Water Street, New York, New York 10041
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (800) 451-2010

Robert I. Frenkel
Legg Mason Partners Money Market Trust
100 First Stamford Place
Stamford, Connecticut
(Name and Address of Agent for Service)

COPY TO:
Roger P. Joseph, Esq.
Bingham McCutchen LLP
One Federal Street
Boston, Massachusetts 02110

Continuous
(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective on December 31, 2008 pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

*

This filing relates solely to Citi Cash Reserves, Citi U.S. Treasury Reserves, Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves.

PROSPECTUS / DECEMBER 31, 2008

CitiFunds® Money Market Funds

Class N Shares

CitiSM Cash Reserves

CitiSM U.S. Treasury Reserves

CitiSM Tax Free Reserves

CitiSM California Tax Free Reserves

CitiSM Connecticut Tax Free Reserves

CitiSM New York Tax Free Reserves

Managed by WESTERN ASSET

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds. Legg Mason and its affiliates, as well as the funds’ investment manager, are not affiliated with Citigroup. Investments in the funds are not bank deposits or obligations of Citigroup.

Legg Mason Partners Money Market Trust

Supplement Dated December 31, 2008
To The Prospectus Dated December 31, 2008
CitiSM Cash Reserves, CitiSM U.S. Treasury Reserves,
CitiSM Tax Free Reserves, Citi SM California Tax Free Reserves,
CitiSM Connecticut Tax Free Reserves and
CitiSM New York Tax Free Reserves

The following supplements, and replaces any contrary information in, the Prospectus of each fund listed above.

Participation in the Extension of the Temporary Guarantee Program for Money Market Funds

In October 2008, the fund enrolled in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”). The Guarantee Program was initially scheduled to terminate on December 18, 2008, but has been extended by the Treasury Department until April 30, 2009. The fund has elected to participate in this extension.

Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations. Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, as further described below, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The guarantee will be triggered if the market-based net asset value of the fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per “covered share.” The number of “covered shares” held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to the fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

As discussed above, the term of the Guarantee Program is currently scheduled to terminate on April 30, 2009, but may be further extended by the Treasury Department to terminate no later than September 18, 2009. If the Treasury Department extends the Guarantee Program beyond April 30, 2009, the Board of Trustees of the fund will consider whether to continue to participate.

In order to participate in the Guarantee Program, the fund has paid a participation fee of 0.025% of the fund’s net asset value as of September 19, 2008, which is not covered by any expense cap currently in effect. Participation in any extension of the Guarantee Program beyond April 30, 2009 would require payment of an additional fee, although there can be no assurance that any fund will elect to participate, or be eligible to participate, in any extension of the Guarantee Program.

Additional information about the Guarantee Program is available at http://www.ustreas.gov.

CitiFunds® Money Market Funds

The funds described in this Prospectus are money market funds. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. Each fund also tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Each of Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves are referred to in this Prospectus as a “Tax Free Fund”, and collectively as “Tax Free Funds”.

Contents

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the funds’ investment manager and Western Asset Management Company (“Western Asset”) is the funds’ subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

You should know: An investment in the funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Citi Cash Reserves

Investments, risks and performance

This summary describes Citi Cash Reserves and the principal risks of investing in it. For more information, see “More on the funds’ investments” on page 53.

Investment objective

The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the fund will achieve its objective.

Principal investment strategies

Key investments

The fund may invest in all types of high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks and other U.S. and foreign private issuers;

•	commercial paper and asset-backed securities;

•	obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. More about these structured instruments is included in the “More on the funds’ investments” section.

Please note that the fund invests in securities through an underlying mutual fund.

2½CitiFunds® Money Market Funds

Credit quality

The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s, or, if unrated, are deemed by the subadviser to be of equivalent quality.

Maximum maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

Principal risks of investing in the fund

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

•

Interest rate and market risks. A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events, including the ongoing global financial crisis, could cause the value of your investment in the fund, or its yield, to decline

•

Credit risk. The fund invests in securities that are rated, when the fund buys them, in the highest short-term rating category by nationally recognized rating agencies or, if unrated, in the subadviser’s opinion are of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying

CitiFunds® Money Market Funds½3

assets declines, the value of your investment in the fund could decline

•

Yield fluctuation. The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short- term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income

•

Risks associated with portfolio selection. The portfolio managers’ judgment about the credit quality or value of, or market trends affecting, a particular security or about the market and interest rates generally may prove to be incorrect

•

Risks related to structured securities. The structured securities in which the fund invests are a type of derivative instrument. The fund does not intend to use derivatives to leverage its portfolio or increase its exposure to interest rate or credit risk, but these derivatives may not perform as intended. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by other investments. These issues could be resolved in a manner that could hurt the performance of the fund

•

Risks associated with concentration in the banking industry. The fund may invest more than 25% of its assets in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. This means that an investment in the fund is particularly susceptible to events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.

4½CitiFunds® Money Market Funds

The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so

•

Foreign securities risk. The fund may invest in dollar-denominated foreign securities. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by a fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Non-U.S. markets also may offer less protection to investors, such as the fund

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals; these other factors are not described here. More information about risks appears under “More on the funds’ investments” and in the funds’ Statement of Additional Information (the “SAI”). Before investing, you should carefully consider the risks that you will assume.

Please also see the funds’ website, http://www.leggmason.com/individualinvestors, for more information about the fund.

Who may want to invest

The fund may be an appropriate investment if:

•	You are seeking current income

CitiFunds® Money Market Funds½5

•	You are looking for an investment with lower risk than many other types of investments and are willing to accept lower yields than may be possible with other types of investments

•	You want to be able to convert your investment to cash quickly with reduced risk to principal

•	You are seeking higher returns than usually available from U.S. Treasury money market funds

Don’t invest in the fund if:

•	You are seeking long-term growth of capital or high income

If you are seeking tax-advantaged income, consider the Tax Free Funds.

Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total return of the fund’s Class N shares for the calendar years indicated and for the best and worst calendar quarters during the years covered. The table shows the average annual total returns of the fund’s Class N shares and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund’s performance reflects certain voluntary fee waivers and/or expense reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

6½CitiFunds® Money Market Funds

TOTAL RETURN FOR CITI CASH RESERVES–CLASS N SHARES

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 1.53% in fourth quarter 2000; Lowest: 0.11% in second quarter 2004

Year to date: 2.04% (through third quarter 2008)

AVERAGE ANNUAL TOTAL RETURNS[1] (CALENDAR YEARS ENDED DECEMBER 31, 2007)
	1 YEAR	5 YEARS	10 YEARS

Class N Shares	4.71%	2.59%	3.36%
iMoneyNet 1st Tier Taxable Money
Market Funds Average	4.58%	2.52%	3.34%

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. The performance information shown above includes that of the fund’s predecessor.

CitiFunds® Money Market Funds½7

Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in Class N shares, and, unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended August 31, 2008. Expenses may vary in the future.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None

ANNUAL FUND OPERATING EXPENSES[1]
(PAID BY THE FUND AS A % OF NET ASSETS)

Management fee[2]	0.44%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.05%
Treasury Guarantee Program[3]	0.03%
Total annual fund operating expenses*	0.77%

8½CitiFunds® Money Market Funds

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	You invest $10,000 in the fund for the period shown

•	You reinvest all distributions and dividends without a sales charge

•

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for the purposes of this example and is not a prediction of the fund’s future performance

•	You redeem your shares at the end of the period

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR[4]	3 YEARS	5 YEARS	10 YEARS

Class N Shares	$79	$240	$415	$921

*

Because of a voluntary expense cap, actual total operating expenses are not expected to exceed 0.70%. This voluntary expense cap does not cover interest, brokerage, taxes and extraordinary expenses and may be changed or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to a fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular fund business day, in a fund’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the expense cap and recapture arrangement.

[1]

The fund invests in securities through an underlying mutual fund, Liquid Reserves Portfolio. This table reflects the direct expenses of the fund and its allocated share of expenses of Liquid Reserves Portfolio.

[2]	The fund pays management fees at an annual rate that decreases as fund assets increase in accordance with the following breakpoint schedule:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.450%
Next $1 billion	0.425%
Next $3 billion	0.400%
Next $5 billion	0.375%
Over $10 billion	0.350%

[3]

The Treasury Guarantee Program expenses were 0.025% and were incurred for the period September 19, 2008 through April 30, 2009, and are not covered by any expense cap currently in effect. It is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program beyond that date.

[4]

The effect of the Treasury Guarantee Program is factored into the first year of the example only due to the fact that it is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program.

CitiFunds® Money Market Funds½9

Citi U.S. Treasury Reserves

Investments, risks and performance

This summary describes Citi U.S. Treasury Reserves and the principal risks of investing in it. For more information, see “More on the funds’ investments” on page 53.

Investment objective

The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with preservation of capital. Of course, there is no assurance that the fund will achieve its objective.

Principal investment strategies

Key investments

The fund, under normal circumstances, invests all of its assets in direct obligations of the U.S. Treasury, including U.S. Treasury bills, notes and bonds.

Although the fund invests in U.S. government obligations, an investment in the fund is neither insured nor guaranteed by the U.S. government.

Please note that the fund invests in securities through an underlying mutual fund.

Maximum maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund is permitted to maintain a weighted average maturity of up to 90 days, although under normal circumstances, the fund will maintain a shorter maturity. The fund may not generate as high a yield as other funds with longer weighted average maturities.

Principal risks of investing in the fund

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks

10½CitiFunds® Money Market Funds

to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

•

Interest rate and market risks. A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events, including the ongoing global financial crisis, could cause the value of your investment in the fund, or its yield, to decline

•

Yield fluctuation. The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short- term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals; these other factors are not described here. More information about risks appears under “More on the funds’ investments” and in the funds’ Statement of Additional Information (the “SAI”). Before investing, you should carefully consider the risks that you will assume.

Please also see the funds’ website, http://www.leggmason.com/individualinvestors, for more information about the fund.

Who may want to invest

The fund may be an appropriate investment if:

•	You are seeking current income

•	You are looking for an investment with lower risk than many other types of investments and are willing to accept lower yields than may be possible with other types of investments

CitiFunds® Money Market Funds½11

•	You want to be able to convert your investment to cash quickly with reduced risk to principal

•	You want the added safety of a fund that invests only in U.S. Treasury securities

Don’t invest in the fund if:

•	You are seeking long-term growth of capital or high income

If you are seeking tax-advantaged income, consider the Tax Free Funds.

Performance information

The bar chart and table below provide an indication of the risks of investing in the fund’s Class N shares by showing the fund’s performance over time. The bar chart and the information following show the total return for the fund’s Class N shares for the calendar years indicated and for the best and worst calendar quarters during the years covered. The table shows the average annual total returns for the fund’s Class N shares and also compares the performance of the fund’s Class N shares with the average annual total returns of an index or other benchmark. The fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

12½CitiFunds® Money Market Funds

TOTAL RETURN FOR CITI U.S. TREASURY RESERVES–CLASS N SHARES

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 1.42% in fourth quarter 2000; Lowest: 0.06 % in first quarter 2004

Year to date: 1.00% (through third quarter 2008)

AVERAGE ANNUAL TOTAL RETURNS[1] (CALENDAR YEARS ENDED DECEMBER 31, 2007)
	1 YEAR	5 YEARS	10 YEARS

Class N Shares	3.91%	2.24%	2.95%
iMoneyNet 100% US Treasury Rated Money Market Funds Average	4.07%	2.34%	3.09%

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. The performance information shown above includes that of the fund’s predecessor.

CitiFunds® Money Market Funds½13

Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in Class N shares, and, unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended August 31, 2008. Expenses may vary in the future.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None

ANNUAL FUND OPERATING EXPENSES[1]
(PAID BY THE FUND AS A % OF NET ASSETS)

Management fee[2]	0.45%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.05%
Treasury Guarantee Program[3]	0.03%
Total annual fund operating expenses*	0.78%

14½CitiFunds® Money Market Funds

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	You invest $10,000 in the fund for the period shown

•	You reinvest all distributions and dividends without a sales charge

•

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for the purposes of this example and is not a prediction of the fund’s future performance

•	You redeem your shares at the end of the period

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR[4]	3 YEARS	5 YEARS	10 YEARS

Class N Shares	$80	$243	$420	$932

*

Because of a voluntary expense cap, actual total operating expenses are not expected to exceed 0.70%. This voluntary expense cap does not cover interest, brokerage, taxes and extraordinary expenses and may be changed or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to a fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular fund business day, in a fund’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the expense cap and recapture arrangement.

[1]

The fund invests in securities through an underlying mutual fund, U.S. Treasury Reserves Portfolio. This table reflects the direct expenses of the fund and its allocated share of expenses of U.S. Treasury Reserves Portfolio.

[2]	The fund pays management fees at an annual rate that decreases as fund assets increase in accordance with the following breakpoint schedule:
	Average Daily Net Assets	Management Fee Rate
	First $1 billion	0.450%
	Next $1 billion	0.425%
	Next $3 billion	0.400%
	Next $5 billion	0.375%
	Over $10 billion	0.350%
[3]

The Treasury Guarantee Program expenses were 0.025% and were incurred for the period September 19, 2008 through April 30, 2009, and are not covered by any expense cap currently in effect. It is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program beyond that date.

[4]	The effect of the Treasury Guarantee Program is factored into the first year of the example only due to the fact that it is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program.

CitiFunds® Money Market Funds½15

Citi Tax Free Reserves

Investments, risks and performance

This summary describes Citi Tax Free Reserves and the principal risks of investing in it. For more information, see “More on the funds’ investments” on page 53.

Investment objectives

The fund’s investment objectives are to provide shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity. Of course, there is no assurance that the fund will achieve its objectives.

Principal investment strategies

Key investments

Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality municipal obligations (“municipal securities”) whose interest is exempt from federal income tax, including the alternative minimum tax (“AMT”). This policy may not be changed without shareholder approval. Except for this policy, the fund’s investment objectives and strategies may be changed without shareholder approval.

Municipal securities include debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities, certain other qualifying governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

The rate of interest paid on these securities normally is lower than the rate of interest paid on fully taxable securities.

Subject to this 80% policy, the fund may invest in high quality securities that pay interest that is subject to federal income tax or

16½CitiFunds® Money Market Funds

the AMT. These investments would cause the amount of the fund’s income that is subject to tax to increase.

The fund may invest in participation or other interests in municipal securities that are issued by U.S. and non-U.S. banks, insurance companies or other financial institutions. The fund may invest more than 25% of its assets in participation interests in municipal securities that are issued by banks and/or backed by bank obligations. In a participation interest, the bank sells undivided interests in a municipal obligation it owns. These interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell back to the issuer after a specified notice period. If interest rates rise or fall, the rates on participation interests and other variable rate instruments generally will be readjusted.

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

Please note that the fund invests in securities through an underlying mutual fund.

Credit quality

The fund invests in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s, or, if unrated, in the subadviser’s opinion, are of comparable quality.

CitiFunds® Money Market Funds½17

Maximum maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

Principal risks of investing in the fund

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

•

Interest rate and market risks. A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events, including the ongoing global financial crisis, could cause the value of your investment in the fund, or its yield, to decline

•

Credit risk. The fund invests in securities that are rated, when the fund buys them, in one of the two highest short-term rating categories by nationally recognized rating agencies or, if unrated, in the subadviser’s opinion are of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline

•

Yield fluctuation. The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short- term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your

18½CitiFunds® Money Market Funds

investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income

•

Certain regulatory risks. There is no guarantee that the income on the fund’s securities will remain exempt from regular federal income taxes or the AMT. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or non-compliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities

•

Risks associated with portfolio selection. The portfolio managers’ judgment about the credit quality or value of, or market trends affecting, a particular security or about the market and interest rates generally may prove to be incorrect

•

Risks related to structured securities. The structured securities in which the fund invests are a type of derivative instrument. The fund does not intend to use derivatives to leverage its portfolio or increase its exposure to interest rate or credit risk, but these derivatives may not perform as intended. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by other investments. These issues could be resolved in a manner that could hurt the performance of the fund

•

Non-diversified status. Although the fund is a non-diversified mutual fund, which means it may invest its assets in securities of a limited number of issuers, the fund’s operating policy is to comply with the more restrictive diversification requirements applicable to money market funds

•

Risks associated with concentration in the banking industry. The fund may concentrate in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations. This means that an investment in the fund is particularly susceptible to events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble,

CitiFunds® Money Market Funds½19

their failure to repay the bank will adversely affect the bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so. Some of the entities backing fund investments may be non- U.S. institutions and, therefore, an investment in the fund may involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject

Some of the fund’s distributions may be subject to regular federal income tax or the AMT and distributions will generally be subject to state and local income taxation.

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals; these other factors are not described here. More information about risks appears under “More on the funds’ investments” and in the funds’ Statement of Additional Information (the “SAI”). Before investing, you should carefully consider the risks that you will assume.

Please also see the funds’ website, http://www.leggmason.com/individualinvestors, for more information about the fund.

Who may want to invest

The fund may be an appropriate investment if:

•	You are seeking current income

•	You are looking for an investment with lower risk than many other types of investments and are willing to accept lower yields than may be possible with other types of investments

•	You want to be able to convert your investment to cash quickly with reduced risk to principal

20½CitiFunds® Money Market Funds

•	You are a taxpayer in a high federal tax bracket seeking current income exempt from federal income tax*

•	You are willing to accept the risks of short-term municipal securities

Don’t invest in the fund if:

•	You are seeking long-term growth of capital or high income

•	You do not need your income to be exempt from regular federal income tax, or you’re investing through a tax-deferred vehicle — such as an IRA account

Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total returns of the fund’s Class N shares for the calendar years indicated and for the best and worst calendar quarters during the years covered. The table shows the average annual total returns of the fund’s Class N shares and also compares the performance of the fund’s Class N shares with the average annual total returns of an index or other benchmark. The fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

*Some income may be subject to tax. Consult your personal tax adviser.

CitiFunds® Money Market Funds½21

TOTAL RETURN FOR CITI TAX FREE RESERVES — CLASS N SHARES

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 0.94% in second quarter 2000; Lowest: 0.08% in third quarter 2003

Year to date: 1.28% (through third quarter 2008)

AVERAGE ANNUAL TOTAL RETURNS[1] (CALENDAR YEARS ENDED DECEMBER 31, 2007)
	1 YEAR	5 YEARS	10 YEARS

Class N Shares	3.04%	1.73%	2.12%
iMoneyNet General Purpose Tax Free Money Market Funds Average	3.02%	1.74%	2.10%

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. The performance information shown above includes that of the fund’s predecessor.

22½CitiFunds® Money Market Funds

Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in the Class N shares of the fund, and, unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended August 31, 2008. Expenses may vary in the future.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None
ANNUAL FUND OPERATING EXPENSES[1]
(PAID BY THE FUND AS A % OF NET ASSETS)

Management fee[2]	0.45%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.06%
Treasury Guarantee Program[3]	0.03%
Total annual fund operating expenses*	0.79%

CitiFunds® Money Market Funds½23

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	You invest $10,000 in the fund for the period shown

•	You reinvest all distributions and dividends without a sales charge

•

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for the purposes of this example and is not a prediction of the fund’s future performance

•	You redeem your shares at the end of the period

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR[4]	3 YEARS	5 YEARS	10 YEARS

Class N Shares	$81	$246	$426	$946

*

Because of a voluntary expense cap, actual total operating expenses are not expected to exceed 0.65%. This voluntary expense cap does not cover interest, brokerage, taxes and extraordinary expenses and may be changed or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to a fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular fund business day, in a fund’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the expense cap and recapture arrangement.

[1]

The fund invests in securities through an underlying mutual fund, Tax Free Reserves Portfolio. This table reflects the direct expenses of the fund and its allocated share of expenses of Tax Free Reserves Portfolio.

[2]	The fund pays management fees at an annual rate that decreases as fund assets increase in accordance with the following breakpoint schedule:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.450%
Next $1 billion	0.425%
Next $3 billion	0.400%
Next $5 billion	0.375%
Over $10 billion	0.350%

[3]

The Treasury Guarantee Program expenses were 0.025% and were incurred for the period September 19, 2008 through April 30, 2009, and are not covered by any expense cap currently in effect. It is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program beyond that date.

[4]

The effect of the Treasury Guarantee Program is factored into the first year of the example only due to the fact that it is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program.

24½CitiFunds® Money Market Funds

Citi California Tax Free Reserves

Investments, risks and performance

This summary describes Citi California Tax Free Reserves and the principal risks of investing in it. For more information, see “More on the funds’ investments” on page 53.

Investment objectives

The fund’s investment objectives are to provide shareholders with high levels of current income exempt from both federal and California personal income taxes, preservation of capital and liquidity. Of course, there is no assurance that the fund will achieve its objectives.

Principal investment strategies

Key investments

Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality municipal obligations and interests in municipal obligations (“California municipal securities”) whose interest is exempt from both federal income tax, including the alternative minimum tax (“AMT”), and California personal income taxes. This policy may not be changed without shareholder approval. Except for this policy, the fund’s investment objectives and strategies may be changed without shareholder approval.

California municipal securities include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other qualifying governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

The rate of interest paid on these securities normally is lower than the rate of interest paid on fully taxable securities.

CitiFunds® Money Market Funds½25

Subject to this 80% policy, the fund may purchase municipal obligations whose interest is subject to California personal income taxes and/or the AMT and other high quality securities that pay interest that is subject to state and federal income taxes. These investments would cause the amount of the fund’s income that is subject to tax to increase.

The fund may invest in participation or other interests in California municipal securities that are issued by U.S. and non-U.S. banks, insurance companies or other financial institutions. The fund may invest more than 25% of its assets in participation interests in California municipal securities that are issued by banks and/or backed by bank obligations. In a participation interest, the bank sells undivided interests in a municipal obligation it owns. These interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell back to the issuer after a specified notice period. If interest rates rise or fall, the rates on participation interests and other variable rate instruments generally will be readjusted.

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

Credit quality

The fund invests in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s, or, if unrated, are deemed by the subadviser to be of equivalent quality.

26½CitiFunds® Money Market Funds

Maximum maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

Principal risks of investing in the fund

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

•

Interest rate and market risks. A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events, including the ongoing global financial crisis, could cause the value of your investment in the fund, or its yield, to decline

•

Credit risk. The fund invests in securities that are rated, when the fund buys them, in one of the two highest short-term rating categories by nationally recognized rating agencies or, if unrated, in the subadviser’s opinion are of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline

•

Yield fluctuation. The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short- term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your

CitiFunds® Money Market Funds½27

investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income

•

Risks associated with portfolio selection. The portfolio managers’ judgment about the quality or value of, or market trends affecting, a particular security or about the market and interest rates generally may prove to be incorrect

•

Risks related to structured securities. The structured securities in which the fund invests are a type of derivative instrument. The fund does not intend to use derivatives to leverage its portfolio or increase its exposure to interest rate or credit risk, but these derivatives may not perform as intended. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in municipal obligations. These issues could be resolved in a manner that could hurt the performance of the fund

•

Risks related to non-diversified status. The fund is a non-diversified mutual fund that invests a large portion of its assets in California issuers and that may invest 25% or more of its assets in securities of issuers that derive income from similar type projects or that are otherwise related. As a result, many securities held by the fund may be adversely affected by a particular single economic, business, regulatory or political event. You should consider the risk inherent in this policy when you compare the fund with a more diversified mutual fund

•

Risks associated with concentration in one state. The fund may suffer more than a national fund from adverse events affecting California municipal issuers. National economic conditions have contributed to a slowdown of the California economy. The California economy has suffered from job losses and very low growth primarily as a result of the subprime mortgage meltdown, increase in foreclosures, drop in housing prices and severe contraction in new housing construction. The real estate downturn could affect the revenues and credit quality of municipal issuers. In addition, some California issuers have unfunded retirement and health care liabilities which could impact the value of the fund’s holdings. California voters have

28½CitiFunds® Money Market Funds

approved a large amount of additional bonds for infrastructure needs, the issuance of which may affect the demand for municipal bonds and the credit quality of municipal issuers in the state. California is subject to natural disasters such as earthquakes, drought, wildfires and floods, which have the potential to affect the revenues and credit quality of municipal issuers. Municipal issuers in California are often dependent on the state government for some of their revenues, and the state government has a significant structural deficit which is at present unresolved, despite a state constitutional requirement that the state budget be balanced. These and other factors may affect the market value of municipal securities held by the fund, the marketability of such securities, and the ability of the issuers to make the required payments of interest and principal resulting in losses to the fund. Only a more detailed examination of the finances of each issuer can determine the quality of its obligations held by the fund. If the fund has difficulty finding high-quality California municipal securities to purchase, the amount of the fund’s income that is subject to California taxes could increase. More detailed information about the economy of California may be found in the fund’s Statement of Additional Information (the “SAI”)

•

Certain regulatory risks. It is possible that some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal and California personal income taxes. Some of the fund’s income that is exempt from regular federal income tax may be subject to the AMT. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes for investors that reside in states other than California. While not expected, the fund may occasionally realize taxable gains on the sale of its securities

•

Risks associated with concentration in the banking industry. The fund may concentrate in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations. This means that an investment in the fund is particularly susceptible to events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to

CitiFunds® Money Market Funds½29

finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so. Some of the entities backing fund investments may be non-U.S. institutions and, therefore, an investment in the fund may involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals; these other factors are not described here. More information about risks appears under “More on the funds’ investments” and in the funds’ SAI. Before investing, you should carefully consider the risks that you will assume.

Please also see the funds’ website, http://www.leggmason.com/individualinvestors, for more information about the fund.

Who may want to invest

The fund may be an appropriate investment if:

•	You are a California taxpayer in a high federal tax bracket seeking current income exempt from federal income tax and California personal income tax*

•	You want to be able to convert your investment to cash quickly with reduced risk to principal

•	You are seeking current income

* Some income may be subject to tax. Consult your personal tax adviser.

30½CitiFunds® Money Market Funds

•	You are looking for an investment with lower risk than many other types of investments and are willing to accept lower yields than may be possible with other types of investments

•	You are willing to accept the risks of short-term municipal securities

Don’t invest in the fund if:

•	You are seeking long-term growth of capital or high income

•	You do not need your income to be exempt from federal income tax or California personal income tax, or you’re investing through a tax-deferred vehicle — such as an IRA account

Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total return of the fund’s Class N shares for the calendar years indicated and for the best and worst calendar quarters during the years covered. The table shows the average annual total returns of the fund’s Class N shares and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

CitiFunds® Money Market Funds½31

TOTAL RETURN FOR CITI CALIFORNIA TAX FREE RESERVES — CLASS N SHARES

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 0.84% in second quarter 2000; Lowest: 0.06% in third quarter 2003

Year to date: 1.17% (through third quarter 2008)

AVERAGE ANNUAL TOTAL RETURNS[1] (CALENDAR YEARS ENDED DECEMBER 31, 2007)
	1 YEAR	5 YEARS	10 YEARS

Class N Shares	2.95%	1.68%	1.97%
iMoneyNet California Tax Free Money
Market Funds Average	2.97%	1.71%	2.00%

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. The performance information shown above includes that of the fund’s predecessor.

32½CitiFunds® Money Market Funds

Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in Class N shares of the fund, and, unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended August 31, 2008. Expenses may vary in the future.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None

ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF NET ASSETS)

Management fee[1]	0.45%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.07%
Treasury Guarantee Program[2]	0.03%
Total annual fund operating expenses*	0.80%

CitiFunds® Money Market Funds½33

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	You invest $10,000 in the fund for the period shown

•	You reinvest all distributions and dividends without a sales charge

•

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for the purposes of this example and is not a prediction of the fund’s future performance

•	You redeem your shares at the end of the period

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR[3]	3 YEARS	5 YEARS	10 YEARS

Class N Shares	$82	$249	$431	$957

*

Because of a voluntary expense cap, actual total operating expenses are not expected to exceed 0.65%. This voluntary expense cap does not cover interest, brokerage, taxes and extraordinary expenses and may be changed or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to a fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular fund business day, in a fund’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the expense cap and recapture arrangement.

[1]	The fund pays management fees at an annual rate that decreases as fund assets increase in accordance with the following breakpoint schedule:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.450%
Next $1 billion	0.425%
Next $3 billion	0.400%
Next $5 billion	0.375%
Over $10 billion	0.350%

[2]

The Treasury Guarantee Program expenses were 0.025% and was incurred for the period September 19, 2008 through April 30, 2009, and are not covered by any expense cap currently in effect. It is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program beyond that date.

[3]

The effect of the Treasury Guarantee Program is factored into the first year of the example only due to the fact that it is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program.

34½CitiFunds® Money Market Funds

Citi Connecticut Tax Free Reserves

Investments, risks and performance

This summary describes Citi Connecticut Tax Free Reserves and the principal risks of investing in it. For more information, see “More on the funds’ investments” on page 53.

Investment objectives

The fund’s investment objectives are to provide shareholders with high levels of current income exempt from both federal and Connecticut personal income taxes, preservation of capital and liquidity. Of course, there is no assurance that the fund will achieve its objectives.

Principal investment strategies

Key investments

Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality municipal obligations and interests in municipal obligations (“Connecticut municipal securities”) whose interest is exempt from both federal income tax, including the alternative minimum tax (“AMT”), and Connecticut personal income taxes. This policy may not be changed without shareholder approval. Except for this policy, the fund’s investment objectives and strategies may be changed without shareholder approval.

Connecticut municipal securities include debt obligations issued by the State of Connecticut and its political subdivisions, agencies and public authorities, certain other qualifying governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

The rate of interest paid on these securities normally is lower than the rate of interest paid on fully taxable securities.

Subject to this 80% policy, the fund may purchase municipal obligations whose interest is subject to Connecticut personal income

CitiFunds® Money Market Funds½35

taxes and/or the AMT and other high quality securities that pay interest that is subject to state and federal income taxes. These investments would cause the amount of the fund’s income that is subject to tax to increase.

The fund may invest in participation or other interests in Connecticut municipal securities that are issued by U.S. and non-U.S. banks, insurance companies or other financial institutions. The fund may invest more than 25% of its assets in participation interests in Connecticut municipal securities that are issued by banks and/or backed by bank obligations. In a participation interest, the bank sells undivided interests in a municipal obligation it owns. These interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell back to the issuer after a specified notice period. If interest rates rise or fall, the rates on participation interests and other variable rate instruments generally will be readjusted.

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset- backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

Credit quality

The fund invests in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s, or, if unrated, are deemed by the subadviser to be of equivalent quality.

36½CitiFunds® Money Market Funds

Maximum maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

Principal risks of investing in the fund

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

•

Interest rate and market risks. A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events, including the ongoing global financial crisis, could cause the value of your investment in the fund, or its yield, to decline

•

Credit risk. The fund invests in securities that are rated, when the fund buys them, in one of the two highest short-term rating categories by nationally recognized rating agencies or, if unrated, in the subadviser’s opinion are of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline

•

Yield fluctuation. The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short- term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term

CitiFunds® Money Market Funds½37

instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income

•

Risks associated with portfolio selection. The portfolio managers’ judgment about the quality or value of, or market trends affecting, a particular security or about the market and interest rates generally may prove to be incorrect

•

Risks related to structured securities. The structured securities in which the fund invests are a type of derivative instrument. The fund does not intend to use derivatives to leverage its portfolio or increase its exposure to interest rate or credit risk, but these derivatives may not perform as intended. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in municipal obligations. These issues could be resolved in a manner that could hurt the performance of the fund

•

Risks related to non-diversified status. The fund is a non-diversified mutual fund that invests a large portion of its assets in Connecticut issuers and that may invest 25% or more of its assets in securities of issuers that derive income from similar type projects or that are otherwise related. As a result, many securities held by the fund may be adversely affected by a particular single economic, business, regulatory or political event. You should consider the risk inherent in this policy when you compare the fund with a more diversified mutual fund

•

Risks associated with concentration in one state. The fund may suffer more than a national fund from adverse events affecting Connecticut municipal issuers. National economic conditions have contributed to a slowdown of the Connecticut economy. In addition, the full extent of the losses associated with subprime debt still remains to be seen. The Connecticut economy tends to have concentrations in the defense and in the finance, insurance and real estate industries. Therefore, the fund may be more exposed to events affecting these industries than funds with more geographically diverse investments. A downturn in the Connecticut economy and other factors, including a downturn in real estate values, may affect the market value of municipal obligations held by the fund, the marketability of such obligations,

38½CitiFunds® Money Market Funds

and the ability of the issuers to make the required payments of interest and principal, resulting in losses to the fund. In addition, if the fund has difficulty finding high quality Connecticut municipal obligations to purchase, the amount of the fund’s income that is subject to Connecticut taxes could increase. More detailed information about the economy of Connecticut may be found in the fund’s Statement of Additional Information (the “SAI”)

•

Certain regulatory risks. It is possible that some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal and Connecticut personal income taxes. Some of the fund’s income that is exempt from regular federal income tax may be subject to the AMT. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes for investors that reside in states other than Connecticut. While not expected, the fund may occasionally realize taxable gains on the sale of its securities

•

Risks associated with concentration in the banking industry. The fund may concentrate in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations. This means that an investment in the fund is particularly susceptible to events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so. Some of the entities backing fund investments may be non-U.S. institutions and, therefore, an investment in the fund may involve risks relating to adverse

CitiFunds® Money Market Funds½39

political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals; these other factors are not described here. More information about risks appears under “More on the funds’ investments” and in the funds’ SAI. Before investing, you should carefully consider the risks that you will assume.

Please also see the funds’ website, http://www.leggmason.com/individualinvestors, for more information about the fund.

Who may want to invest

The fund may be an appropriate investment if:

•	You are a Connecticut taxpayer in a high federal tax bracket seeking current income exempt from federal income tax and Connecticut personal income tax*

•	You want to be able to convert your investment to cash quickly with reduced risk to principal

•	You are seeking current income

•	You are looking for an investment with lower risk than many other types of investments and are willing to accept lower yields than may be possible with other types of investments

•	You are willing to accept the risks of short-term municipal securities

Don’t invest in the fund if:

•	You are seeking long-term growth of capital or high income

•	You do not need your income to be exempt from federal income tax or Connecticut personal income tax, or you’re investing through a tax-deferred vehicle — such as an IRA account

*Some income may be subject to tax. Consult your personal tax adviser.

40½CitiFunds® Money Market Funds

Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total return of the fund’s Class N shares for the calendar years indicated and for the best and worst calendar quarters during the years covered. The table shows the average annual total returns of the fund’s Class N shares and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

The fund offers two other classes of shares. Only Class N shares are offered by this Prospectus. You should note that the performance of a class will vary depending on the expense level for that class.

TOTAL RETURN FOR CONNECTICUT TAX FREE RESERVES — CLASS N SHARES

CitiFunds® Money Market Funds½41

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 0.87% in fourth quarter 2000; Lowest: 0.07% in third quarter 2003

Year to date: 1.28% (through third quarter 2008)

AVERAGE ANNUAL TOTAL RETURNS[1] (CALENDAR YEARS ENDED DECEMBER 31, 2007)
	1 YEAR	5 YEARS	10 YEARS

Class N Shares	3.04%	1.69%	2.02%
iMoneyNet Connecticut Tax Free Money Market Funds Average	3.01%	1.65%	1.94%

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. The performance information shown above includes that of the fund’s predecessor.

Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in Class N shares of the fund, and, unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended August 31, 2008. Expenses may vary in the future.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None
ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF NET ASSETS)

Management fee[1]	0.45%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.03%
Treasury Guarantee Program[2]	0.03%
Total annual fund operating expenses*	0.76%

42½CitiFunds® Money Market Funds

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	You invest $10,000 in the fund for the period shown

•	You reinvest all distributions and dividends without a sales charge

•

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for the purposes of this example and is not a prediction of the fund’s future performance

•	You redeem your shares at the end of the period

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR[3]	3 YEARS	5 YEARS	10 YEARS

Class N Shares	$78	$237	$409	$910

*

Because of a voluntary expense cap, actual total operating expenses are not expected to exceed 0.65%. This voluntary expense cap does not cover interest, brokerage, taxes and extraordinary expenses and may be changed or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to a fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular fund business day, in a fund’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the expense cap and recapture arrangement.

[1]	The fund pays management fees at an annual rate that decreases as fund assets increase in accordance with the following breakpoint schedule:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.450%
Next $1 billion	0.425%
Next $3 billion	0.400%
Next $5 billion	0.375%
Over $10 billion	0.350%

[2]

The Treasury Guarantee Program expenses were 0.025% and were incurred for the period September 19, 2008 through April 30, 2009, and are not covered by any expense cap currently in effect. It is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program beyond that date.

[3]

The effect of the Treasury Guarantee Program is factored into the first year of the example only due to the fact that it is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program.

CitiFunds® Money Market Funds½43

Citi New York Tax Free Reserves

Investments, risks and performance

This summary describes Citi New York Tax Free Reserves and the principal risks of investing in it. For more information, see “More on the funds’ investments” on page 53.

Investment objectives

The fund’s investment objectives are to provide shareholders with high levels of current income exempt from federal, New York State and New York City personal income taxes, preservation of capital and liquidity. Of course, there is no assurance that the fund will achieve its objectives.

Principal investment strategies

Key investments

Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality municipal obligations and interests in municipal obligations (“New York municipal securities”) whose interest is exempt from both federal income tax, including the alternative minimum tax (“AMT”), and New York State and New York City personal income taxes. This policy may not be changed without shareholder approval. Except for this policy, the fund’s investment objectives and strategies may be changed without shareholder approval.

New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other qualifying governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

The rate of interest paid on these securities normally is lower than the rate of interest paid on fully taxable securities.

Subject to this 80% policy, the fund may purchase municipal obligations whose interest is subject to New York State and New

44½CitiFunds® Money Market Funds

York City personal income taxes and/or the AMT and other high quality securities that pay interest that is subject to state and federal income taxes. These investments would cause the amount of the fund’s income that is subject to tax to increase.

The fund may invest in participation or other interests in New York municipal securities that are issued by U.S. and non-U.S. banks, insurance companies or other financial institutions. The fund may invest more than 25% of its assets in participation interests in New York municipal securities that are issued by banks and/or backed by bank obligations. In a participation interest, the bank sells undivided interests in a municipal obligation it owns. These interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell back to the issuer after a specified notice period. If interest rates rise or fall, the rates on participation interests and other variable rate instruments generally will be readjusted.

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

Credit quality

The fund invests in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s, or, if unrated, are deemed by the subadviser to be of equivalent quality.

CitiFunds® Money Market Funds½45

Maximum maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

Principal risks of investing in the fund

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

•

Interest rate and market risks. A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events, including the ongoing global financial crisis, could cause the value of your investment in the fund, or its yield, to decline

•

Credit risk. The fund invests in securities that are rated, when the fund buys them, in one of the two highest short-term rating categories by nationally recognized rating agencies or, if unrated, in the subadviser’s opinion are of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline

•

Yield fluctuation. The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short- term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your

46½CitiFunds® Money Market Funds

investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income

•

Risks associated with portfolio selection. The portfolio managers’ judgment about the quality or value of, or market trends affecting, a particular security or about the market and interest rates generally may prove to be incorrect

•

Risks related to structured securities. The structured securities in which the fund invests are a type of derivative instrument. The fund does not intend to use derivatives to leverage its portfolio or increase its exposure to interest rate or credit risk, but these derivatives may not perform as intended. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in municipal obligations. These issues could be resolved in a manner that could hurt the performance of the fund

•

Risks related to non-diversified status. The fund is a non-diversified mutual fund that invests a large portion of its assets in New York issuers, and that may invest 25% or more of its assets in securities of issuers that derive income from similar type projects or that are otherwise related. As a result, many securities held by the fund may be adversely affected by a particular single economic, business, regulatory or political event. You should consider the risk inherent in this policy when you compare the fund with a more diversified mutual fund

•

Risks associated with concentration in one state. The fund may suffer more than a national fund from adverse events affecting New York municipal issuers. New York City accounts for a large segment of the state’s population and personal income, and New York City’s financial health affects the state in many ways. The economies of both the state and the city of New York are particularly susceptible to volatility in the financial services sector. National economic conditions and weakness in the financial sector have contributed to a slowdown of the state’s economy. In addition, the full extent of the losses associated with subprime debt still remains to be seen. The slowdown of the

CitiFunds® Money Market Funds½47

national economy and weakness in the financial services sector in New York City could continue to have a negative impact on the New York economy. These and other factors may affect the market value of municipal securities held by the fund, the marketability of such securities, and the ability of the issuers to make the required payments of interest and principal resulting in losses to the fund. In addition, if the fund has difficulty finding high quality New York municipal securities to purchase, the amount of the fund’s income that is subject to New York taxes could increase. More detailed information about the economy of New York may be found in the fund’s Statement of Additional Information (the “SAI”)

•

Certain regulatory risks. It is possible that some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal and New York personal income taxes. Some of the fund’s income that is exempt from regular federal income tax may be subject to the federal AMT. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes for investors that reside in states other than New York. While not expected, the fund may occasionally realize taxable gains on the sale of its securities

•

Risks associated with concentration in the banking industry. The fund may concentrate in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations. This means that an investment in the fund is particularly susceptible to events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held

48½CitiFunds® Money Market Funds

by the fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so. Some of the entities backing fund investments may be non-U.S. institutions and, therefore, an investment in the fund may involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals; these other factors are not described here. More information about risks appears under “More on the funds’ investments” and in the funds’ SAI. Before investing, you should carefully consider the risks that you will assume.

Please also see the funds’ website, http://www.leggmason.com/individualinvestors, for more information about the fund.

Who may want to invest

The fund may be an appropriate investment if:

•	You are a New York taxpayer in a high federal tax bracket seeking current income exempt from federal income tax and New York personal income tax*

•	You want to be able to convert your investment to cash quickly with reduced risk to principal

•	You are seeking current income

•	You are looking for an investment with lower risk than many other types of investments and are willing to accept lower yields than may be possible with other types of investments

•	You are willing to accept the risks of short-term municipal securities

Don’t invest in the fund if:

•	You are seeking long-term growth of capital or high income

* Some income may be subject to tax. Consult your personal tax adviser.

CitiFunds® Money Market Funds½49

•	You do not need your income to be exempt from federal income tax or New York personal income tax, or you’re investing through a tax-deferred vehicle — such as an IRA account

Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total return of the fund’s Class N shares for the calendar years indicated and for the best and worst calendar quarters during the years covered. The table shows the average annual total returns of the fund’s Class N shares and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

TOTAL RETURN FOR NEW YORK TAX FREE RESERVES — CLASS N SHARES

50½CitiFunds® Money Market Funds

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 0.92% in fourth quarter 2000; Lowest: 0.07% in third quarter 2003

Year to date: 1.22% (through third quarter 2008)

AVERAGE ANNUAL TOTAL RETURNS[1] (CALENDAR YEARS ENDED DECEMBER 31, 2007)
	1 YEAR	5 YEARS	10 YEARS

Class N Shares	3.00%	1.72%	2.07%
iMoneyNet New York Tax Free Money
Market Funds Average	3.04%	1.73%	2.07%

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. The performance information shown above includes that of the fund’s predecessor.

Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in Class N shares of the fund, and, unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended August 31, 2008. Expenses may vary in the future.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None

ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF NET ASSETS)

Management fee[1]	0.45%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.03%
Treasury Guarantee Program[2]	0.03%
Total annual fund operating expenses*	0.76%

CitiFunds® Money Market Funds½51

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	You invest $10,000 in the fund for the period shown

•	You reinvest all distributions and dividends without a sales charge

•

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for the purposes of this example and is not a prediction of the fund’s future performance

•	You redeem your shares at the end of the period

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR[3]	3 YEARS	5 YEARS	10 YEARS

Class N Shares	$78	$237	$409	$910

*

Because of a voluntary expense cap, actual total operating expenses are not expected to exceed 0.65%. This voluntary expense cap does not cover interest, brokerage, taxes and extraordinary expenses and may be changed or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to a fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular fund business day, in a fund’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the expense cap and recapture arrangement.

[1]	The fund pays management fees at an annual rate that decreases as fund assets increase in accordance with the following breakpoint schedule:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.450%
Next $1 billion	0.425%
Next $3 billion	0.400%
Next $5 billion	0.375%
Over $10 billion	0.350%

[2]

The Treasury Guarantee Program expenses were 0.025% and were incurred for the period September 19, 2008 through April 30, 2009, and are not covered by any expense cap currently in effect. It is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program beyond that date.

[3]

The effect of the Treasury Guarantee Program is factored into the first year of the example only due to the fact that it is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program.

52½CitiFunds® Money Market Funds

More on the funds’ investments

The funds’ investment objectives and principal investment strategies are described under each fund’s “Investments, risks and performance” above. This section provides information about the portfolio managers’ selection process and additional information regarding investment strategies that may be used by the funds.

Except for each Tax Free Fund’s policy with respect to its investments in municipal securities as further described above, each fund’s investment objectives and strategies may be changed without shareholder approval.

Selection process

In selecting individual securities, the portfolio managers use a “top-down” approach. When using a “top-down” approach, the portfolio managers:

•	Review broad economic factors and market conditions, such as prevailing and anticipated interest rates

•	On the basis of those factors and conditions, select optimal interest rates and maturities and choose certain sectors or industries within the overall market

•	Analyze individual issuers within those sectors or industries to select securities for the investment portfolio

Since the funds maintain a weighted average maturity of no more than 90 days, many of their investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of a fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

CitiFunds® Money Market Funds½53

Money market instruments

Money market instruments are typically short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities (which are backed by pools of mortgages, loans or accounts receivable such as car installment or credit card receivables) and repurchase agreements. Asset-backed commercial paper typically is issued by structured investment vehicles or other conduits and refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed-upon interest rate.

Each Tax Free Fund may invest in taxable money market instruments to the extent consistent with the fund’s investment policies.

Government securities

U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market value of these securities.

54½CitiFunds® Money Market Funds

Some of the U.S. government securities that a fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Credit downgrades and other credit events

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events.

Structured instruments

Cash Reserves and the Tax Free Funds may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. These include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type

CitiFunds® Money Market Funds½55

of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

Mortgage-backed and asset-backed securities

For each fund other than U.S. Treasury Reserves. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage- backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-backed securities are also particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause

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large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Municipal securities

For each fund other than U.S. Treasury Reserves. Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The interest on municipal securities, in the opinion of bond counsel at the time of purchase, is exempt from regular federal income tax.

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There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by a fund.

Defensive investing

Tax Free Funds. Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing without limit in any type of high quality taxable money market instruments and short-term debt securities or cash without regard to any percentage limitations.

U.S. Treasury Reserves. The fund may invest only in direct obligations of the U.S. Treasury, including bills, notes and bonds. In the event of unusual circumstances when these securities are not available for purchase, or when the subadviser deems it appropriate, including during periods when the interest rate on newly-issued U.S. Treasury securities is extremely low, or where no interest is paid at all the fund may hold cash uninvested with respect to some of its assets for a period of time.

Each of the funds may hold cash uninvested and if so, a fund may be subject to risk with respect to the depository institution holding the cash. In addition, a fund would not earn income on those assets and the fund’s yield would go down.

If a fund takes a temporary defensive position, it may be unable to achieve its investment objective.

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When-issued securities, delayed delivery and forward commitment transactions

The funds may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The funds will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on a fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities a fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Reverse repurchase agreements and other borrowings

The funds may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, a fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed. Although not intended to be used for leveraging purposes, reverse repurchase agreements and other borrowing transactions may make the value of an investment in a fund more volatile and increase the fund’s overall investment exposure.

$1.00 net asset value

In order to maintain a $1.00 per share net asset value, a fund could reduce the number of its outstanding shares. For example, a fund could do this if there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. If this happened, you would own fewer shares. By investing in a fund, you agree to this reduction should it become necessary.

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Investment structure

Cash Reserves, U.S. Treasury Reserves and Tax Free Reserves do not invest directly in securities but instead each invests through an underlying mutual fund having the same objectives and strategies. Unless otherwise indicated, references to each fund in this Prospectus include the underlying fund. Each fund may stop investing in its corresponding underlying fund at any time, and will do so if the fund’s Trustees believe that to be in the shareholders’ best interests. The fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds invest in the same underlying mutual funds as Cash Reserves, U.S. Treasury Reserves and Tax Free Reserves. These other funds may have lower expenses, and correspondingly higher performance, than Cash Reserves, U.S. Treasury Reserves or Tax Free Reserves, respectively. California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves may also invest in one or more other mutual funds or pooled investment vehicles in the future.

Other investments

Each fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, a fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There are also many other factors, which are not described here, that could adversely affect your investment and that could prevent a fund from achieving its investment objective.

Portfolio holdings

Each fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

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Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is each fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to each fund. As of September 30, 2008, LMPFA’s total assets under management were approximately $198.8 billion.

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of each fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2008, the total assets under management by Western Asset and its supervised affiliates were approximately $585.5 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2008, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $841.9 billion.

Management fees

For the fiscal year ended August 31, 2008, each fund paid fees (after waivers and reimbursements) equal to the following percentages of the fund’s average daily net assets for management services:

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FUND	FEE RATE
Citi Cash Reserves	0.38%
Citi U.S. Treasury Reserves	0.40%
Citi Tax Free Reserves	0.34%
Citi California Tax Free Reserves	0.33%
Citi Connecticut Tax Free Reserves	0.45%
Citi New York Tax Free Reserves	0.37%

Each of the funds pays a management fee, before waivers, at the following rates based on assets under management: 0.450% on assets up to $1 billion, 0.425% on assets between $1 billion and $2 billion, 0.400% on assets between $2 billion and $5 billion, 0.375% on assets between $5 billion and $10 billion, and 0.350% on assets over $10 billion.

A discussion regarding the basis of the Board’s approval of each fund’s management agreement and subadvisory agreement is available in the fund’s semi-annual report for the period ended February 29, 2008.

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as each fund’s sole and exclusive distributor.

The funds have adopted shareholder services and distribution plans for Class N shares. Under the plans, each fund pays distribution and/or service fees. The plans provide for payments, based on annualized percentages of average daily net assets, of up to 0.25%. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their

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relationships with the funds. These payments are not reflected as additional expenses in the fee tables contained in this Prospectus. The recipients of these payments may include the funds’ distributor and affiliates of the manager, as well as non-affiliated broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under shareholder services and distribution plans (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in a fund on which fees are being charged.

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Buying shares

Shares of the funds are offered continuously and purchases may be made on any day the funds are open for business, as described under “Share price/Fund business days” below. The funds do not impose any minimum initial or subsequent investment requirements but your Service Agent may.

You may buy shares:

•

From banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the funds (called “Service Agents”)

•	Directly from a fund

Your Service Agent may provide shareholder services that differ from the services offered by other Service Agents. Services offered by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Generally

You may buy shares on any day that the funds are open for business at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

You must provide the following information for your order to be processed:
	•	Specific fund being bought
	•	Class of shares being bought
	•	Dollar amount or number of shares being bought
	•	Account number (if existing account)

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Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through a fund	Investors should contact the funds at 1-800-331-1792 to open an account and make arrangements to buy shares.
• Orders received by telephone after the time at which a fund calculates its net asset value on a day will not be processed and the investor must resubmit the order the following day

Effectiveness of purchase orders

Purchase orders for shares of a fund become effective after your order and the purchase price in federal funds or other immediately available funds are received in proper form by the fund. If you pay by check, your order is effective when the check clears.

If you are purchasing shares by wiring federal funds, you must contact the fund at 1-800-331-1792 to arrange for the wiring of federal funds. If a fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the fund or its agents.

For more information, please contact your Service Agent or the funds. The SAI also contains further information.

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Exchanging shares

Generally

You may exchange shares of a fund for shares of any other fund offered in the CitiFunds® family (primarily money market funds). Shares are exchanged on any day that the funds are open for business, as described under “Share price/Fund business days” below, at net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

	•	Remember that an exchange is a taxable transaction
	•	Always be sure to read the prospectus applicable to the fund into which you are exchanging shares
	•	The exchange privilege may be changed or terminated at any time

By telephone

You may place exchange orders by telephone if your account permits. Contact your Service Agent or, if you hold shares directly with a fund, call the fund at 1-800-625-4554 between 8:30 a.m. and 5:00 p.m. (Eastern time) for information. Telephone exchanges may be made only between accounts that have identical registrations, and may be made on any day the funds are open for business.

By mail	Contact your Service Agent or, if you hold shares directly with a fund, write to the fund at the address specified in “Redeeming shares” below.
For more information, please contact your Service Agent or the funds. The SAI also contains further information.

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Redeeming shares

Generally	Contact your Service Agent or, if you hold shares directly with a fund, call the fund at 1-800-625-4554 to sell or redeem shares of the fund.

You may redeem (sell) your shares on any day that the funds are open for business, as described under “Share price/Fund business days” below, at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order.

Redemption proceeds

If your request is received in good order by your Service Agent or the transfer agent prior to the time (normally 4:00 p.m. Eastern time in the case of Cash Reserves, 2:00 p.m. Eastern time in the case of U.S. Treasury Reserves or 12:00 noon Eastern time in the case of the Tax Free Funds) that a fund calculates its net asset value on any day the fund is open for business, your sale or redemption proceeds normally will be sent that day, but in any event within seven days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, on any day the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

The funds have the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

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If you have a brokerage account with a Service Agent, your sale or redemption proceeds will be sent by federal wire to your Service Agent. If you hold your shares through a fund and have designated a bank account on your application form, you may have the proceeds sent by federal wire or by electronic transfer (ACH) to that bank account. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and you may be asked to provide other documents. Your Service Agent may charge a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

By mail	Contact your Service Agent, or if you hold your shares directly with a fund, write to the transfer agent at the following address:
Regular Mail:
Citi Funds c/o Boston Financial Data Services P.O. Box 55083 Boston, MA 02205
Express, Certified or Registered Mail:
Citi Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

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Your written request must provide the following:
	•	The name of the fund, the class of shares to be sold or redeemed, and your account number
	•	The dollar amount or number of shares to be sold or redeemed
	•	Signatures of each owner exactly as the account is registered
	•	Signature guarantees, if applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to sell or redeem shares by telephone. Contact your Service Agent, or, if you hold your shares directly with a fund, call the fund at 1-800-625-4554.

For more information, please contact your Service Agent or the funds. The SAI also contains further information.

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Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	Class of shares being bought, and, if you own more than one class, the class of shares being exchanged or redeemed

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	Signature of each owner exactly as the account is registered (exchanges and redemptions only)

The funds generally will not permit a non-resident alien with a non-U.S. address to establish an account. A U.S. citizen with an APO/FPO address or an address in the U.S. (including its territories) and a resident alien with a U.S. address are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the funds.

The funds will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the funds nor their agents will bear any liability for such transactions.

The funds have the right to:

•	Suspend, cease or restrict the offering of shares

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

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•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares with a value over $50,000

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Small account balances/mandatory redemptions

Your Service Agent may impose a minimum account balance requirement. If so, your Service Agent reserves the right to close your account if it falls below the required minimum amount. You will have 60 days to make an additional investment. If you do not increase your balance, your Service Agent may close your account and send the proceeds to you. Your shares will be sold at net asset value (normally $1.00 per share) on the day your account was closed. Please consult your Service Agent for more information.

Subject to applicable law, the funds may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the funds. The SAI also contains further information.

CitiFunds® Money Market Funds½71

Frequent purchases and redemptions of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, the Board of the funds has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as these funds, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short- term disparity between a fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of fund shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that a fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

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Dividends, distributions and taxes

Dividends

Each fund calculates its net income each business day when it calculates its net asset value, and declares dividends for its shareholders of record. Shares begin to accrue dividends on the day your purchase order is effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month, on or before the last business day of the month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional fund shares.

Taxes

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

Federal Taxation of Distributions: For Cash Reserves and U.S. Treasury Reserves, you normally will have to pay federal income tax on any dividends and other distributions you receive from a fund, whether you take distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December. The funds do not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates.

For each of the Tax Free Funds, the fund expects that most of its net income will be attributable to interest on municipal obligations and as a result, most of the fund’s dividends to you will not be subject to federal income tax. However, the fund may invest from time to time in taxable securities, and certain fund dividends may affect the computation of the federal alternative minimum tax. It is also possible, but not intended, that the fund may realize short-term or long-term capital gains or losses. Any distributions from interest earned by each of the Tax Free Funds on taxable securities or from any short-term capital gains will generally be taxable to you as ordinary income; distributions from net capital gains (i.e., the excess of net long-term capital gains over net short-term

CitiFunds® Money Market Funds½73

capital losses) ordinarily will be taxable to you as long-term capital gains. Such distributions will be taxable whether you take distributions in cash or reinvest them in additional shares. The fund does not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates.

Fund dividends which each of the Tax Free Funds designates as exempt interest dividends are taken into account in determining the amount of your social security and railroad retirement benefits, if any, that may be subject to federal income tax. In addition, you may not claim a deduction for interest on indebtedness you incurred or continued for the purpose of owning fund shares. Shareholders who are, or who are related to, “substantial users” of facilities financed by private activity bonds should consult their tax advisers before buying fund shares.

State and Local Taxes: Generally, you will have to pay state or local taxes on fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes. Fund dividends that are not taxable to you for federal income tax purposes may still be taxable to you under the income or other tax laws of any state or local taxing authority.

You should consult your tax adviser in this regard.

California Tax Free Reserves: The fund expects that as long as the fund meets certain requirements, including that at least 50% of the value of the fund’s assets consists of certain qualifying California municipal obligations, shareholders of the fund will be able to exclude from income, for California personal income tax purposes, dividends received from the fund which are derived from interest (less related expenses) from such California municipal obligations of the fund.

The foregoing description is a general, abbreviated summary that relates solely to the California personal income taxation of dividends received by shareholders. Accordingly, potential investors, including, in particular, investors who may be subject to

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California corporate franchise tax or California corporate income tax, should consult with their own tax advisers.

Connecticut Tax Free Reserves: The fund expects that shareholders will not be subject to the Connecticut personal income tax on exempt-interest dividends received from the fund to the extent that those distributions are derived from interest on Connecticut municipal obligations or on obligations the interest on which Connecticut is prohibited from taxing by federal law, e.g., tax-exempt obligations that are issued by the governments of U.S. territories or possessions and their political subdivisions. Capital-gain dividends derived from Connecticut municipal obligations (but not capital gain dividends derived from obligations of U.S. territories or possessions and their political subdivisions) also are excluded from this tax. Distributions by the fund derived from interest income, other than interest on Connecticut municipal obligations or on obligations issued by the governments of U.S. territories or possessions and their political subdivisions, that are treated as a preference item for federal income tax purposes may be subject to the net Connecticut minimum tax in the case of any shareholder subject to the Connecticut personal income tax and required to pay the federal alternative minimum tax.

New York Tax Free Reserves: The fund expects that, to the extent that dividends received from the fund are derived from interest on New York municipal obligations, the dividends will also be excluded from the gross income of individual shareholders who are New York residents for New York State and New York City personal income tax purposes. Dividends from the fund are not excluded in determining New York State or New York City franchise taxes on corporations and financial institutions (with certain limited exceptions provided in the New York City Tax on banking corporations).

Foreign Shareholders: If you are neither a citizen nor a resident of the United States, certain dividends that you receive from a fund may be subject to federal withholding tax. Exempt-interest dividends are not subject to such withholding. To the extent that fund distributions consist of ordinary dividends or other payments that are subject to withholding, a fund will withhold federal income

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tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). However, ordinary dividends that are designated by a fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for fund taxable years beginning before January 1, 2010. The Tax Free Funds do not expect to designate any dividends as interest related dividends or short-term capital gain dividends. Distributions received from a fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

Backup Withholding: The account application asks each new investor to certify that the investor’s Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. A fund may be required to withhold (and pay over to the IRS for your credit) a percentage of certain distributions it pays you if you fail to provide this information or otherwise violate certain IRS regulations. The backup withholding rate is currently 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Taxation of Transactions: If you sell fund shares or exchange them for shares of another fund, it is generally considered a taxable event. However, you will not have any gain or loss on the sale or exchange so long as the fund maintains a net asset value of $1.00 per share.

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Share price/Fund business days

You may buy, exchange or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order.

The funds use the amortized cost method to value their portfolio securities. Using this method, a fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant net asset value of $1.00 per share, but there is no guarantee that it will do so.

Each fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. Each fund calculates its NAV every day the NYSE and the Federal Reserve Bank of New York (the “FRBNY”) are open. In addition, the funds will be open and will calculate their NAV on Good Friday and other days when the FRBNY is open for business even if the NYSE is closed.

The NYSE is closed on certain holidays listed in the SAI. The FRBNY is also closed on those holidays (except for Good Friday) and on Columbus Day and Veterans Day. Both the NYSE and FRBNY are closed on weekends and may be closed because of an emergency or other unanticipated event.

Cash Reserves usually calculates its NAV at 4:00 p.m. Eastern time. U.S. Treasury Reserves usually calculates its NAV at 2:00 p.m. Eastern time. The Tax Free Funds usually calculate their NAV at 12:00 noon Eastern time. On any day when the NYSE closes earlier than 4:00 p.m., but the FRBNY remains open for business, each fund will remain open during its normal business hours. Correspondingly, on days when the NYSE remains open for business but the FRBNY closes early, or on any day on which the FRBNY closes earlier than the time at which a fund calculates its NAV, the fund will close early, and its NAV will be calculated as of the close of the FRBNY.

For U.S. Treasury Reserves only: When the Securities Industry and Financial Markets Association (“SIFMA”) recommends an early

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close to the bond markets on a business day prior to a day on which a national holiday is celebrated, or for any other reason, U.S. Treasury Reserves will calculate its NAV at 12:00 noon Eastern time on that day. Currently, SIFMA recommends such an early close on the business day before each of the holidays on which the NYSE and the FRBNY are closed.

To determine whether a fund is open for business, please call the funds’ Service Desk at 1-800-625-4554 between 8:30 a.m. and 5:00 p.m. (Eastern time). You should contact your Service Agent to determine whether your Service Agent will be open for business.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

78½CitiFunds® Money Market Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of fund shares during the periods shown. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. Except as set forth below, the information in the following tables has been derived from the funds’ and the predecessor funds’ financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the funds’ financial statements and financial highlights, is included in each fund’s annual report, which is available upon request. The information in the following tables with respect to Citi Cash Reserves, for the fiscal year ended August 31, 2004 was audited by another independent registered public accounting firm. The financial information shown below for periods prior to April 16, 2007 is for each fund’s predecessor.

CitiFunds® Money Market Funds½79

CitiSM Cash Reserves

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31:
CLASS N	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Income (loss) from operations:
Net investment income	0.033	0.047	0.038	0.019	0.005
Net realized and unrealized gain (loss)[1]	(0.000)	0.000	(0.000)	0.000	0.000
Total income from operations	0.033	0.047	0.038	0.019	0.005
Less distributions from:
Net investment income	(0.033)	(0.047)	(0.038)	(0.019)	(0.005)
Net realized gains	—	—	—	(0.000)[1]	(0.000)[1]
Total distributions	(0.033)	(0.047)	(0.038)	(0.019)	(0.005)
NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Total return[2]	3.39%[3]	4.77%	3.90%	1.94%	0.49%
NET ASSETS, END OF YEAR (MILLIONS)	$1,228	$1,283	$1,406	$1,632	$1,758
Ratios to average net assets:
Gross expenses[4]	0.75%[5]	0.76%[5,6]	0.82%[5]	0.86%	0.85%
Net expenses[4,7,8]	0.68	0.70 [6]	0.69	0.70	0.70
Net investment income	3.35	4.67	3.82	1.91	0.48

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	If Liquid Reserves Portfolio had not entered into the Letter and Capital Support Agreements, the total return would have been lower.

[4]	Includes the fund’s share of Liquid Reserves Portfolio’s allocated expenses.

[5]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.74%, 0.74% and 0.78% for the years ended August 31, 2008, 2007 and 2006, respectively.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.75% and 0.69%, respectively.

[7]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class N shares will not exceed 0.70%.

[8]	Reflects fee waivers and/or expense reimbursements.

80½CitiFunds® Money Market Funds

CitiSM U.S. Treasury Reserves

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31:
CLASS N	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Income from operations:
Net investment income	0.020	0.042	0.035	0.016	0.003
Net realized gain[1]	0.000	0.000	0.000	0.000	0.000
Total income from operations	0.020	0.042	0.035	0.016	0.003
Less distributions from:
Net investment income	(0.020)	(0.042)	(0.035)	(0.016)	(0.003)
Net realized gains[1]	(0.000)	(0.000)	(0.000)	(0.000)	(0.000)
Total distributions	(0.020)	(0.042)	(0.035)	(0.016)	(0.003)
NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Total return[2]	1.98%	4.33%	3.59%	1.65%	0.32%
NET ASSETS, END OF YEAR (000s)	$1,208,974	$200,139	$260,752	$258,142	$333,082
Ratios to average net assets:
Gross expenses[3]	0.75%[4]	0.85%[4,5]	0.89%[4]	0.91%	0.91%
Net expenses[3,6,7]	0.70	0.70 [5]	0.70	0.70	0.70
Net investment income	1.45	4.25	3.57	1.62	0.31

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Includes the fund’s share of U.S. Treasury Reserves Portfolio’s allocated expenses.

[4]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.75%, 0.81% and 0.83% for the years ended August 31, 2008, 2007, and 2006 respectively.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.83% and 0.69%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class N shares will not exceed 0.70%.

CitiFunds® Money Market Funds½81

CitiSM Tax Free Reserves

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31:
CLASS N	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Income (loss) from operations:
Net investment income	0.020	0.030	0.025	0.014	0.004
Net realized gain (loss)[1]	0.000	0.000	(0.000)	(0.000)	(0.000)
Total income from operations	0.020	0.030	0.025	0.014	0.004
Less distributions from:
Net investment income	(0.020)	(0.030)	(0.025)	(0.014)	(0.004)
Total distributions	(0.020)	(0.030)	(0.025)	(0.014)	(0.004)
NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Total return[2]	2.03%	3.04%	2.54%	1.38%	0.41%
NET ASSETS, END OF YEAR (000s)	$405,696	$373,870	$380,045	$406,529	$463,815
Ratios to average net assets:
Gross expenses[3]	0.76%[4]	0.80%[4,5]	0.85%[4]	0.84%	0.84%
Net expenses[3,6,7]	0.65	0.66 [5]	0.65	0.65	0.65
Net investment income	2.00	3.00	2.50	1.35	0.41

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Includes the fund’s share of Tax Free Reserves Portfolio’s allocated expenses.

[4]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.76%, 0.78% and 0.80% for the years end August 31, 2008, 2007 and 2006, respectively.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the year. Without these fees, the gross and net expense ratios would have been 0.79% and 0.65%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class N shares will not exceed 0.65%.

82½CitiFunds® Money Market Funds

CitiSM California Tax Free Reserves

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31:
	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Income from operations:
Net investment income	0.019	0.029	0.024	0.013	0.004
Net realized gain[1]	0.000	0.000	0.000	0.000	0.000
Total income from operations	0.019	0.029	0.024	0.013	0.004
Less distributions from:
Net investment income	(0.019)	(0.029)	(0.024)	(0.013)	(0.004)
Net realized gains[1]	(0.000)	(0.000)	(0.000)	(0.000)	(0.000)
Total distributions	(0.019)	(0.029)	(0.024)	(0.013)	(0.004)
NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Total return[2]	1.92%	2.94%	2.48%	1.31%	0.41%
NET ASSETS, END OF YEAR (000s)	$233,642	$263,000	$277,501	$264,609	$254,035
Ratios to average net assets:
Gross expenses	0.78%[3]	0.79%[3,4]	0.83%[3]	0.80%	0.80%
Net expenses[5,6,7]	0.65	0.65 [4]	0.65	0.65	0.65
Net investment income	1.96	2.90	2.44	1.29	0.38

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.77%, 0.77% and 0.78% for the years ended August 31, 2008, 2007, and 2006, respectively.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.78% and 0.65%, respectively.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the fund will not exceed 0.65%.

[7]	There was no impact to the expense ratio as a result of fees paid indirectly.

CitiFunds® Money Market Funds½83

CitiSM Connecticut Tax Free Reserves

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31:
CLASS N SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Income from operations:
Net investment income	0.021	0.030	0.025	0.013	0.004
Net realized and unrealized gain[1]	0.000	0.000	0.000	0.000	0.000
Total income from operations	0.021	0.030	0.025	0.013	0.004
Less distributions from:
Net investment income	(0.021)	(0.030)	(0.025)	(0.013)	(0.004)
Net realized gains	(0.000)[1]	(0.000)[1]	—	—	(0.000)[1]
Total distributions	(0.021)	(0.030)	(0.025)	(0.013)	(0.004)
NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Total return[2]	2.07%	3.02%	2.48%	1.30%	0.37%
NET ASSETS, END OF YEAR (000s)	$125,590	$130,139	$134,764	$123,957	$139,922
Ratios to average net assets:
Gross expenses	0.74%[3]	0.78%[3,4]	0.83%[3]	0.80%	0.81%
Net expenses[5,6,7]	0.58	0.61 [4]	0.63	0.65	0.65
Net investment income	2.02	2.98	2.47	1.31	0.35

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.73%, 0.76% and 0.78% for the years ended August 31, 2008, 2007 and 2006, respectively.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.77% and 0.60%, respectively.

[5]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class N shares will not exceed 0.65%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	There was no impact to the expense ratio as a result of fees paid indirectly.

84½CitiFunds® Money Market Funds

CitiSM New York Tax Free Reserves

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31:
	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Income (loss) from operations:
Net investment income	0.019	0.030	0.025	0.014	0.004
Net realized gain (loss)[1]	(0.000)	0.000	(0.000)	0.000	0.000
Total income from operations	0.019	0.030	0.025	0.014	0.004
Less distributions from:
Net investment income	(0.019)	(0.030)	(0.025)	(0.014)	(0.004)
Net realized gains	(0.000)[1]	—	(0.000)[1]	(0.000)[1]	(0.000)[1]
Total distributions	(0.019)	(0.030)	(0.025)	(0.014)	(0.004)
NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Total return[2]	1.95%	3.01%	2.52%	1.36%	0.42%
NET ASSETS, END OF YEAR (000s)	$982,856	$1,002,749	$970,321	$1,034,450	$1,064,052
Ratios to average net assets:
Gross expenses	0.74%[4]	0.76%[3,4]	0.79%[4]	0.75%	0.74%
Net expenses[5,6,7]	0.65	0.65 [3]	0.65	0.65	0.65
Net investment income	1.92	2.97	2.49	1.34	0.38

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.76% and 0.65%, respectively.

[4]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.73%, 0.74% and 0.75% for the years ended August 31, 2008, 2007 and 2006, respectively.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	There was no impact to the expense ratio as a result of fees paid indirectly.

[7]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of shares will not exceed 0.65%.

CitiFunds® Money Market Funds½85

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus]

CitiFunds® Money Market Funds
Class N Shares
CitiSM Cash Reserves
CitiSM U.S. Treasury Reserves
CitiSM Tax Free Reserves
CitiSM California Tax Free Reserves
CitiSM Connecticut Tax Free Reserves
CitiSM New York Tax Free Reserves

You may visit the funds’ website at http://www.leggmason.com/individualinvestors for a free copy of the funds’ Prospectus, Statement of Additional Information (“SAI”) or Annual and Semi-Annual Reports.

Shareholder reports Additional information about each fund’s investments is available in the funds’ Annual and Semi-Annual Reports to shareholders. In the funds’ Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected each fund’s performance.

The funds send only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or Legg Mason Partners Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the funds and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the funds or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling the funds at 1-800-331-1792, or by writing to the funds at Legg Mason Partners Funds, 55 Water St., New York, New York 10041.

Information about the funds (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the funds that is not in this Prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of a fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811-4052)
FD02403 12/08

PROSPECTUS / DECEMBER 31, 2008

Western Asset
Connecticut
Money Market
Class A and Class I Shares
each a class of CitiSM Connecticut
Tax Free Reserves

Managed by WESTERN ASSET

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup. Investments in the fund are not bank deposits or obligations of Citigroup.

Legg Mason Partners Money Market Trust

Supplement Dated December 31, 2008
To The Prospectus Dated December 31, 2008
Of CitiSM Connecticut Tax Free Reserves

The following supplements, and replaces any contrary information in, the Prospectus of the fund listed above.

Participation in the Extension of the Temporary Guarantee Program for Money Market Funds

In October 2008, the fund enrolled in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”). The Guarantee Program was initially scheduled to terminate on December 18, 2008, but has been extended by the Treasury Department until April 30, 2009. The fund has elected to participate in this extension.

Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations. Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, as further described below, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The guarantee will be triggered if the market-based net asset value of the fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per “covered share.” The number of “covered shares” held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to the fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

As discussed above, the term of the Guarantee Program is currently scheduled to terminate on April 30, 2009, but may be further extended by the Treasury Department to terminate no later than September 18, 2009. If the Treasury Department extends the Guarantee Program beyond April 30, 2009, the Board of Trustees of the fund will consider whether to continue to participate.

In order to participate in the Guarantee Program, the fund has paid a participation fee of 0.025% of the fund’s net asset value as of September 19, 2008, which is not covered by any expense cap currently in effect. Participation in any extension of the Guarantee Program beyond April 30, 2009 would require payment of an additional fee, although there can be no assurance that any fund will elect to participate, or be eligible to participate, in any extension of the Guarantee Program.

Additional information about the Guarantee Program is available at http://www.ustreas.gov.

Western Asset
Connecticut Money Market
Class A and Class I Shares

The fund described in this Prospectus is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The fund also tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Contents

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager and Western Asset Management Company (“Western Asset”) is the fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

You should know: An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Investments, risks and performance

This summary briefly describes Citi Connecticut Tax Free Reserves and the principal risks of investing in it. For more information, see “More on the fund’s investments” on page 12.

Investment objective

The fund’s investment objectives are to provide its shareholders with high levels of current income exempt from both federal and Connecticut personal income taxes, preservation of capital and liquidity. Of course, there is no assurance that the fund will achieve its investment objective.

Principal investment strategies

Key investments

Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality municipal obligations and interests in municipal obligations (“Connecticut municipal securities”) whose interest is exempt from both federal income tax, including the alternative minimum tax (“AMT”), and Connecticut personal income taxes. This policy may not be changed without shareholder approval. Except for this policy, the fund’s investment objectives and strategies may be changed without shareholder approval.

Connecticut municipal securities include debt obligations issued by the State of Connecticut and its political subdivisions, agencies and public authorities, certain other qualifying governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

The rate of interest paid on these securities normally is lower than the rate of interest paid on fully taxable securities.

Subject to this 80% policy, the fund may purchase municipal obligations whose interest is subject to Connecticut personal

2½Western Asset Connecticut Money Market Class A and Class I Shares

income taxes and/or the AMT and other high quality securities that pay interest that is subject to state and federal income taxes. These investments would cause the amount of the fund’s income that is subject to tax to increase.

The fund may invest in participation or other interests in Connecticut municipal securities that are issued by U.S. and non-U.S. banks, insurance companies or other financial institutions. The fund may invest more than 25% of its assets in participation interests in Connecticut municipal securities that are issued by banks and/or backed by bank obligations. In a participation interest, the bank sells undivided interests in a municipal obligation it owns. These interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell back to the issuer after a specified notice period. If interest rates rise or fall, the rates on participation interests and other variable rate instruments generally will be readjusted.

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

Credit quality

The fund invests in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories by nationally recognized rating agencies, such as Moody’s and Standard & Poor’s, or, if unrated, are deemed by the subadviser to be of equivalent quality.

Western Asset Connecticut Money Market Class A and Class I Shares½3

Maximum maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar weighted average portfolio maturity of 90 days or less.

Principal risks of investing in the fund

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

•

Interest rate and market risks. A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events, including the ongoing global financial crisis, could cause the value of your investment in the fund, or its yield, to decline

•

Credit risk. The fund invests in securities that are rated, when the fund buys them, in one of the two highest short-term rating categories by nationally recognized rating agencies or, if unrated, in the subadviser’s opinion are of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline

•

Yield fluctuation. The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short- term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your

4½Western Asset Connecticut Money Market Class A and Class I Shares

investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income

•

Risks associated with portfolio selection. The portfolio managers’ judgment about the quality or value of, or market trends affecting, a particular security or about the market and interest rates generally may prove to be incorrect

•

Risks related to structured securities. The structured securities in which the fund invests are a type of derivative instrument. The fund does not intend to use derivatives to leverage its portfolio or increase its exposure to interest rate or credit risk, but these derivatives may not perform as intended. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in municipal obligations. These issues could be resolved in a manner that could hurt the performance of the fund

•

Risks related to non-diversified status. The fund is a non-diversified mutual fund that invests a large portion of its assets in Connecticut issuers and that may invest 25% or more of its assets in securities of issuers that derive income from similar type projects or that are otherwise related. As a result, many securities held by the fund may be adversely affected by a particular single economic, business, regulatory or political event. You should consider the risk inherent in this policy when you compare the fund with a more diversified mutual fund

•

Risks associated with concentration in one state. The fund may suffer more than a national fund from adverse events affecting Connecticut municipal issuers. National economic conditions have contributed to a slowdown of the Connecticut economy. In addition, the full extent of the losses associated with subprime debt still remains to be seen. The Connecticut economy tends to have concentrations in the defense and in the finance, insurance and real estate industries. Therefore, the fund may be more exposed to events affecting these industries than funds with more geographically diverse investments. A downturn in the Connecticut economy and other factors, including a downturn in real estate values, may affect the market value of municipal

Western Asset Connecticut Money Market Class A and Class I Shares½5

obligations held by the fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal, resulting in losses to the fund. In addition, if the fund has difficulty finding high quality Connecticut municipal obligations to purchase, the amount of the fund’s income that is subject to Connecticut taxes could increase. More detailed information about the economy of Connecticut may be found in the fund’s Statement of Additional Information (the “SAI”)

•

Certain regulatory risks. It is possible that some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal and Connecticut personal income taxes. Some of the fund’s income that is exempt from regular federal income tax may be subject to the AMT. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes for investors that reside in states other than Connecticut. While not expected, the fund may occasionally realize taxable gains on the sale of its securities

•

Risks associated with concentration in the banking industry. The fund may concentrate in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations. This means that an investment in the fund is particularly susceptible to events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so. Some of the entities backing fund investments may be non-U.S. institutions and, therefore, an

6½Western Asset Connecticut Money Market Class A and Class I Shares

investment in the fund may involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals; these other factors are not described here. More information about risks appears under “More on the fund’s investments” and in the fund’s SAI. Before investing, you should carefully consider the risks that you will assume.

Please also see the fund’s website, http://www.leggmason.com/individualinvestors, for more information about the fund.

Who may want to invest

The fund may be an appropriate investment if:

•	You are a Connecticut taxpayer in a high federal tax bracket seeking current income exempt from federal income tax and Connecticut personal income tax*

•	You want to be able to convert your investment to cash quickly with reduced risk to principal

•	You are seeking current income

•	You are looking for an investment with lower risk than many other types of investments and are willing to accept lower yields than may be possible with other types of investments

•	You are willing to accept the risks of short-term municipal securities

Don’t invest in the fund if:

•	You are seeking long-term growth of capital or high income

•	You do not need your income to be exempt from federal income tax or Connecticut personal income tax, or you’re investing through a tax-deferred vehicle — such as an IRA account

*Some income may be subject to tax. Consult your personal tax adviser.

Western Asset Connecticut Money Market Class A and Class I Shares½7

Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total return of the fund’s Class A shares for the calendar years indicated and for the best and worst calendar quarters during the years covered. The table shows the average annual total returns of the fund’s Class A shares and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

The fund has authorized three classes of shares. Only Class A and Class I shares are offered by this Prospectus. You should note that the performance of a class will vary depending on the expense level for that class.

8½Western Asset Connecticut Money Market Class A and Class I Shares

TOTAL RETURN FOR WESTERN ASSET CONNECTICUT MONEY MARKET–CLASS A SHARES

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 0.77% in second quarter 2007; Lowest: 0.07% in third quarter 2003

Year to date: 1.27% (through third quarter 2008)

AVERAGE ANNUAL RETURNS[1] (CALENDAR YEARS ENDED DECEMBER 31, 2007)
	1 YEAR	5 YEARS	SINCE INCEPTION	INCEPTION DATE

Class A Shares	3.03%	1.69%	1.56%	7/03/01
Class I Shares	3.14%	N/A	2.09%	12/3/03
iMoneyNet Connecticut Tax Free Money Market Funds Average	3.01%	1.65%	*	N/A

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. The performance information shown above includes that of the fund’s predecessor.

*	Performance information for the period is not available.

Western Asset Connecticut Money Market Class A and Class I Shares½9

Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in fund shares, and, unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended August 31, 2008. Expenses may vary in the future.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)	CLASS A	CLASS I

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None[1]	None

ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF NET ASSETS)	CLASS A	CLASS I

Management fee[2]	0.45%	0.45%
Distribution and service (12b-1) fees	0.10%	None
Other expenses	0.05%	0.03%
Treasury Guarantee Program[3]	0.03%	0.03%
Total annual fund operating expenses*	0.63%	0.51%

10½Western Asset Connecticut Money Market Class A and Class I Shares

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•

Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

•	You redeem your shares at the end of the period

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR[4]	3 YEARS	5 YEARS	10 YEARS

Class A Shares	$64	$195	$338	$753
Class I Shares[1]	$52	$157	$272	$607

*	Because of a voluntary expense cap, actual total operating expenses are not expected to exceed:

CLASS A	CLASS I
0.65%	0.55%

These voluntary expense caps do not cover interest, brokerage, taxes and extraordinary expenses and may be changed or terminated at any time. In order to implement each voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to a fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular fund business day, in a fund’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the expense cap and recapture arrangement.

[1]

Class A shares acquired through an exchange of shares of another Legg Mason Partners mutual fund which were originally acquired subject to a deferred sales charge remain subject to the original fund’s deferred sales charge.

[2]	The fund has a management fee schedule that reduces the management fee rate as assets increase as follows:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.450%
Next $1 billion	0.425%
Next $3 billion	0.400%
Next $5 billion	0.375%
Over $10 billion	0.350%

[3]

The Treasury Guarantee Program expenses were 0.025% and were incurred for the period September 19, 2008 through April 30, 2009, and are not covered by any expense cap currently in effect. It is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program beyond that date.

[4]

The effect of the Treasury Guarantee Program is factored into the first year of the example only due to the fact that it is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program.

Western Asset Connecticut Money Market Class A and Class I Shares½11

More on the fund’s investments

The fund’s investment objectives and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides information about the portfolio managers’ selection process and additional information regarding investment strategies that may be used by the fund.

Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality municipal securities. This policy may not be changed without a shareholder vote. Except for this policy, the fund’s investment objective and strategies may be changed without shareholder approval.

Selection process

In selecting individual securities, the portfolio managers use a “top-down” approach. When using a “top-down” approach, the portfolio managers:

•	Review broad economic factors and market conditions, such as prevailing and anticipated interest rates

•	On the basis of those factors and conditions, select optimal interest rates and maturities and choose certain sectors or industries within the overall market

•	Analyze individual issuers within those sectors or industries to select securities for the investment portfolio

Since the fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

Money market instruments

Money market instruments are typically short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market

12½Western Asset Connecticut Money Market Class A and Class I Shares

instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities (which are backed by pools of mortgages, loans or accounts receivable such as car installment or credit card receivables) and repurchase agreements. Asset-backed commercial paper typically is issued by structured investment vehicles or other conduits and refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed- upon interest rate.

Government securities

U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market value of these securities.

Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Western Asset Connecticut Money Market Class A and Class I Shares½13

Municipal securities

Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The interest on municipal securities in the opinion of bond counsel at the time of purchase, is exempt from regular federal income tax. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to

14½Western Asset Connecticut Money Market Class A and Class I Shares

federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by a fund.

Credit downgrades and other credit events

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events.

Structured instruments

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. These include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

Western Asset Connecticut Money Market Class A and Class I Shares½15

Mortgage-backed and asset-backed securities

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-backed securities are also particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Reverse repurchase agreements and other borrowings

The fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes

16½Western Asset Connecticut Money Market Class A and Class I Shares

by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed. Although not intended to be used for leveraging purposes, reverse repurchase agreements and other borrowing transactions are a form of leverage and may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Taxable securities

The fund may also invest in taxable money market instruments, particularly if the after-tax return on those securities is greater than the return on municipal money market instruments. The fund’s taxable investments will be comparable in quality to its municipal investments. Under normal circumstances, not more than 20% of the fund’s assets are invested in taxable instruments.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by

Western Asset Connecticut Money Market Class A and Class I Shares½17

taking temporary defensive positions and investing without limit in any type of high quality taxable money market instruments and short-term debt securities or cash without regard to any percentage limitations.

The fund may hold cash uninvested and if so, it may be subject to risk with respect to the depository institution holding the cash. In addition, the fund would not earn income on those assets and the fund’s yield would go down.

If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

$1.00 net asset value

In order to maintain a $1.00 per share net asset value, the fund could reduce the number of its outstanding shares. For example, the fund could do this if there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. If this happened, you would own fewer shares. By investing in the fund, you agree to this reduction should it become necessary.

Investment structure

In the future, the fund may invest in securities through one or more mutual funds or pooled investment vehicles rather than investing directly in securities.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There are also many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

18½Western Asset Connecticut Money Market Class A and Class I Shares

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of September 30, 2008, LMPFA’s total assets under management were approximately $198.8 billion.

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2008, the total assets under management by Western Asset and its supervised affiliates were approximately $585.5 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2008, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $841.9 billion.

Management fee

For the fiscal year ended August 31, 2008, the fund paid a management fee, after waivers and reimbursements, if any, of 0.45% of the fund’s average daily net assets for investment management services.

The fund pays, before waivers, management fees at the following rates based on assets under management: 0.450% on assets up to $1 billion, 0.425% on assets between $1 billion and $2 billion, 0.400% on assets between $2 billion and $5 billion, 0.375% on assets between $5 billion and $10 billion, and 0.350% on assets over $10 billion.

Western Asset Connecticut Money Market Class A and Class I Shares½19

A discussion regarding the basis for the Board’s approval of the fund’s current management agreement and subadvisory agreement is available in the fund’s Semi-Annual Report for the period ended February 29, 2008.

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan for its Class A shares. Under the plan, the fund pays distribution and/or service fees. The plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.10% for Class A shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to any distribution and/or service fees.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial

20½Western Asset Connecticut Money Market Class A and Class I Shares

intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under shareholder services and distribution plans (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Western Asset Connecticut Money Market Class A and Class I Shares½21

Choosing a class of shares to buy

Individual investors can generally purchase Class A shares of the fund. Individual investors that held Class I shares prior to November 20, 2006, may continue to invest in Class I shares. Institutional investors and clients of financial intermediaries can generally purchase Class A and Class I shares and should refer to “Institutional investors–eligible investors” below.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s choice of shares in which to invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

22½Western Asset Connecticut Money Market Class A and Class I Shares

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

INVESTMENT MINIMUM INITIAL/ADDITIONAL INVESTMENTS[1]
	CLASS A	CLASS I

General	$1,000/$50	N/A
Sweep Feature	Variable/Variable	N/A
Systematic Investment Plans	$50/$50	N/A
Uniform Gifts or Transfers to Minor Accounts	$250/$50	N/A
Clients of Eligible Financial Intermediaries	None/None	None/None
Institutional Investors	$1,000/$50	$1 million/None

[1]

Please refer to the section entitled “Institutional investors–eligible investors” for additional information regarding the investment minimum and eligibility requirements for Institutional Investors and Clients of Eligible Financial Intermediaries.

Western Asset Connecticut Money Market Class A and Class I Shares½23

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

		KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[3]
Class A	•	No initial or contingent deferred sales charge[1]	None[2]	None[1]	0.10% of average daily net assets	Class A shares (or, if offered, Exchange A shares) of funds available for exchange
	•	Offered to individual and institutional investors
	•	Generally higher annual expenses than Class I
Class I	•	No initial or contingent deferred sales charge	None	None	None	Class I shares of funds available for exchange
	•	Only offered to institutional and other eligible investors
	•	Generally lower expenses than Class A

[1]	Shares exchanged from a Legg Mason Partners fund subject to a contingent deferred sales charge remain subject to the original fund’s contingent deferred sales charge.

[2]	Initial sales charges may apply if you exchange shares of the fund for shares of a Legg Mason Partners fund.

[3]	Ask your Service Agent about the Legg Mason Partners funds and Western Asset money market funds available for exchange.

24½Western Asset Connecticut Money Market Class A and Class I Shares

Sales charges

Class A shares

You may buy Class A shares at net asset value with no initial or contingent deferred sales charge. Class A shares are subject to ongoing distribution and service fees.

Class I shares

You may buy Class I shares at net asset value with no initial or contingent deferred sales charge. See “Institutional investors–eligible investors–Class I shares” below for additional information regarding investor eligibility and investment minimums.

Western Asset Connecticut Money Market Class A and Class I Shares½25

More about contingent deferred sales charges

If Class A shares of the fund are acquired by exchange from another Legg Mason Partners fund subject to a contingent deferred sales charge, the original contingent deferred sales charge will apply to these shares. If you redeem these shares within 12 months of the date you purchased shares of the original fund, the fund’s shares may be subject to a contingent deferred sales charge of 1.00%.

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another Legg Mason Partners fund

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares that were acquired by exchange from another Legg Mason Partners fund subject to a contingent deferred sales charge, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners fund and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The fund’s distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

26½Western Asset Connecticut Money Market Class A and Class I Shares

Contingent deferred sales charge waivers

The contingent deferred sales charge for Class A shares will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent or the fund. The SAI also contains further information.

Western Asset Connecticut Money Market Class A and Class I Shares½27

Institutional investors–eligible investors

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally invest in Class A and Class I shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory or brokerage account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A shares, which are subject to a different investment minimum and fees and expenses. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.

Class I shares

As of November 20, 2006, Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class I shares prior to that date will be permitted to make additional investments in Class I shares.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than would otherwise have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult

28½Western Asset Connecticut Money Market Class A and Class I Shares

with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Not all share classes may be made available by your Service Agent; please contact your Service Agent for additional details.

Western Asset Connecticut Money Market Class A and Class I Shares½29

Buying shares

Shares of the fund are offered continuously and purchases may be made on any day the fund is open for business, as described under “Share price/Fund business day” below.

You may buy shares from a Service Agent or directly from the fund.

Your Service Agent may provide shareholder services that differ from the services offered by other Service Agents. Services offered by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Generally

You may buy shares on any day that the fund is open for business at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

You must provide the following information for your order to be processed:
	•	Specific fund being bought
	•	Class of shares being bought
	•	Dollar amount or number of shares being bought
	•	Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

30½Western Asset Connecticut Money Market Class A and Class I Shares

Through the fund	For initial purchases, complete and send your account application to the fund at the following address:
Legg Mason Partners Funds c/o PNC Global Investment Servicing P.O. Box 9699 Providence, Rhode Island 02940-9699
	•	Subsequent purchases should be sent to the same address
	•	Enclose a check to pay for shares
For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010.
Orders received by telephone after the time at which the fund calculates its net asset value on a day will not be processed and the investor must resubmit the order the following day.

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

	•	The amount transferred must be at least $50
	•	Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually
	•	If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

Effectiveness of purchase orders	Purchase orders for shares of the fund become effective after your order and the purchase price in federal funds or other immediately available funds are received in proper form by the fund.
If you pay by check, your order is effective when the check clears.

Western Asset Connecticut Money Market Class A and Class I Shares½31

If a fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the fund or its agents.

For more information, please contact your Service Agent or the fund. The SAI also contains further information.

32½Western Asset Connecticut Money Market Class A and Class I Shares

Exchanging shares

Generally	You may exchange shares of the fund for shares of certain other Legg Mason Partners funds and certain other funds, such as Western Asset money market funds, managed by the manager or its affiliates.

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors	You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.
	•	If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges
	•	If you bought shares directly from the fund, contact the transfer agent to learn which funds are available to you for exchanges
•

You may exchange shares of the fund only for shares of the same class of other funds, with one exception: if you wish to exchange Class A shares of the fund for shares of another fund that offers Exchange A shares, you may only exchange your Class A shares for Exchange A shares of the other fund

	•	Some funds are offered only in a limited number of states. Your Service Agent or the transfer agent will provide information about funds offered in your state
	•	Shares of Legg Mason Partners S&P 500 Index Fund and certain money market funds are not available for exchange
	•	Remember that an exchange is a taxable transaction
	•	Always be sure to read the prospectus of the fund into which you are exchanging shares

Western Asset Connecticut Money Market Class A and Class I Shares½33

Investment minimums, sales charges and other requirements
	•	Your shares may be subject to an initial sales charge at the time of the exchange
•

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

	•	You will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)
	•	Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares
	•	If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective
	•	The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone

Contact your Service Agent or, if you hold shares directly with the fund, call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time) for information. Telephone exchanges may be made only between accounts that have identical registrations, and may be made on any day the fund and the New York Stock Exchange (“NYSE”) are open.

34½Western Asset Connecticut Money Market Class A and Class I Shares

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the address specified in “Redeeming shares” below.

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

• Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually
•

Each exchange must be a predetermined dollar amount that meets at least the applicable investment minimum for Systematic Investment Plans per exchange (see “Choosing a class of shares to buy: Investment minimums”)

For more information, please contact your Service Agent or the fund. The SAI also contains further information.

Western Asset Connecticut Money Market Class A and Class I Shares½35

Redeeming shares

Generally

Contact your Service Agent or, if you hold shares directly with the fund, Legg Mason Partners Shareholder Services at 800-451-2010 to sell or redeem shares of the fund. You may sell or redeem shares on any day that the fund is open for business, as described under “Share price/Fund business day” below, at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If the shares are held by a fiduciary or corporations, other documents may be required.

Redemption proceeds

If your request is received in good order by your Service Agent or the transfer agent prior to the time (normally 12:00 p.m. noon Eastern time) that the fund calculates its net asset value on any day the fund is open for business, your sale or redemption proceeds normally will be sent that day, but in any event within seven days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your sale or redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

36½Western Asset Connecticut Money Market Class A and Class I Shares

By mail	Contact your Service Agent or, if you hold your shares directly with the fund, write to the fund at the following address:
Legg Mason Partners Funds c/o PNC Global Investment Servicing P.O. Box 9699 Providence, Rhode Island 02940-9699

Your written request must provide the following:
	•	The name of the fund, the class of shares to be sold or redeemed and your account number

	•	The dollar amount or number of shares to be sold or redeemed
	•	Signature of each owner exactly as the account is registered
	•	Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to sell or redeem shares by telephone. Contact your Service Agent, or, if you hold your shares directly with the fund, call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time) for more information.

	•	If you hold your shares directly with the fund, sales or redemptions of shares may be made by telephone in amounts up to $50,000 per day, on any day the NYSE is open for business

Western Asset Connecticut Money Market Class A and Class I Shares½37

•

Your sale or redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you when you authorize telephone sales and redemptions. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and you may be asked to provide other documents. Your Service Agent may charge a fee on a wire or an electronic transfer (ACH)

Automatic cash withdrawal plans	You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000.
The following conditions apply:
	•	Redemptions may be made monthly, every alternative month, quarterly, semi-annually or annually
	•	Each automatic redemption must be at least $50
	•	Your shares may not be represented by certificates
•

If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon sale or redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence up to a maximum of 12% in one year

	•	You must elect to have all dividends and distributions reinvested
For more information, please contact your Service Agent or the fund. The SAI also contains further information.

38½Western Asset Connecticut Money Market Class A and Class I Shares

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	Class of shares being bought, and, if you own more than one class, the class of shares being exchanged or redeemed

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	Signature of each owner exactly as the account is registered (exchanges and redemptions only)

The fund generally will not permit a non-resident alien with a non-U.S. address to establish an account. A U.S. citizen with an APO/FPO address or an address in the U.S. (including its territories) and a resident alien with a U.S. address are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

The fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

The fund has the right to:

•	Suspend, cease or restrict the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

Western Asset Connecticut Money Market Class A and Class I Shares½39

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares with a value over $50,000

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Small account balances/mandatory redemptions

Your Service Agent may impose a minimum account balance requirement. If so, your Service Agent reserves the right to close your account if it falls below the required minimum amount. You will have 60 days to make an additional investment. If you do not increase your balance, your Service Agent may close your account and send the proceeds to you. Your shares will be sold at net asset value (normally $1.00 per share) on the day your account was closed. Please consult your Service Agent for more information.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund. The SAI also contains further information.

40½Western Asset Connecticut Money Market Class A and Class I Shares

Frequent purchases and redemptions of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, the Board of the fund has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as this fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short- term disparity between the fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of fund shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

The Boards of the various Legg Mason Partners non-money market funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds and that may apply to exchanges from or into the fund described in this Prospectus. If you plan to exchange your money market shares for shares of another Legg Mason Partners fund, please read the prospectus of that other Legg Mason Partners fund.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Western Asset Connecticut Money Market Class A and Class I Shares½41

Dividends, distributions and taxes

Dividends

Each business day when the fund determines its net asset value, it calculates the fund’s net income and declares dividends for all shareholders of record. Shares begin to accrue dividends on the day your purchase order becomes effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month, on or before the last business day of the month. You will receive your dividends as full and fractional additional fund shares. Alternatively, you can instruct your Service Agent or Legg Mason Partners Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

You may receive three different types of distributions from the fund: exempt interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt interest dividends, which are exempt from federal income tax. For other distributions, you will generally have to pay federal income taxes. If you sell fund shares or exchange them for shares of another fund, it is generally considered a taxable event, but you will not have any gain or loss on the sale or exchange so long as the fund maintains a net asset value of $1.00 per share. The following table summarizes the tax status to you of certain transactions related to the fund:

42½Western Asset Connecticut Money Market Class A and Class I Shares

TRANSACTION	FEDERAL TAX STATUS	CONNECTICUT PERSONAL INCOME TAX STATUS
Redemption or exchange of shares	Usually no gain or loss, loss may result to extent of any contingent sales charge	Usually no gain or loss, loss may result to extent of any contingent sales charge
Exempt interest dividends	Exempt from federal income tax	Exempt from personal income tax if from interest on Connecticut municipal securities
Distributions of net capital gain (excess of net long-term capital gain over net short- term capital loss)	Long-term capital gain	Taxable
Ordinary dividends (including distributions of net short-term capital loss)	Ordinary income	Taxable

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund may realize capital gains on the sale of its securities or on transactions in futures contracts or other derivative instruments. The fund anticipates that it will normally not earn or distribute any long-term capital gains. The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates. Some of the fund’s interest income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax.

Exempt interest dividends are taken into account in determining the amount of your social security and railroad retirement benefits, if any, that may be subject to federal income tax. In addition, you may not claim a deduction for interest on indebtedness you incurred or continued for the purpose of owning fund shares. Shareholders who are, or who are related to, “substantial users” of facilities financed by private activity bonds should consult their tax advisers before buying fund shares.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the fund may be subject to federal withholding tax. Most fund distributions are expected to be

Western Asset Connecticut Money Market Class A and Class I Shares½43

exempt-interest dividends, which are not subject to such withholding. To the extent that fund distributions consist of ordinary dividends or other payments that are subject to withholding, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). However, ordinary dividends that are designated by the fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the fund beginning before January 1, 2010. The fund does not expect to designate any dividends as interest-related dividends or short-term capital gain dividends. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

State and local taxes

Generally, you will have to pay state or local taxes on fund dividends and other distributions. Except as noted below, fund dividends that are not taxable to you for federal income tax purposes may still be subject to tax under the income or other tax laws of state or local taxing authorities. You should consult your own tax adviser in this regard.

The fund expects that shareholders will not be subject to the Connecticut personal income tax on exempt-interest dividends received from the fund to the extent that those distributions are derived from interest on Connecticut municipal obligations or on obligations the interest on which Connecticut is prohibited from taxing by federal law, e.g., tax-exempt obligations that are issued by the governments of U.S. territories or possessions and their political subdivisions. Capital-gain dividends derived from Connecticut municipal obligations (but not capital gain dividends derived from obligations of U.S. territories or possessions and their political subdivisions) also are excluded from this tax.

Distributions by the fund derived from interest income, other than interest on Connecticut municipal obligations or on obligations

44½Western Asset Connecticut Money Market Class A and Class I Shares

issued by the governments of U.S. territories or possessions and their political subdivisions, that are treated as a preference item for federal income tax purposes may be subject to the net Connecticut minimum tax in the case of any shareholder subject to Connecticut personal income taxes and required to pay the federal alternative minimum tax.

Western Asset Connecticut Money Market Class A and Class I Shares½45

Share price/Fund business day

You may buy, exchange or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant net asset value of $1.00 per share, but there is no guarantee that it will do so.

The fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. The fund calculates its NAV every day the NYSE and the Federal Reserve Bank of New York (the “FRBNY”) are open. In addition, the fund will be open only for purchase and redemption transactions, and will calculate its NAV on Good Friday and other days when the FRBNY is open for business even if the NYSE is closed.

The NYSE is closed on certain holidays listed in the SAI. The FRBNY is also closed on those holidays (except for Good Friday) and on Columbus Day and Veterans Day. Both the NYSE and FRBNY are closed on weekends and may be closed because of an emergency or other unanticipated event.

The fund’s NAV is usually calculated at 12:00 noon Eastern time. On any day the NYSE closes earlier than 12:00 noon, but the FRBNY remains open for business, the fund will remain open for purchase and redemption transactions during its normal business hours. On such days, the fund’s NAV will be calculated as of the close of the FRBNY or at 12:00 noon, whichever is earlier. Correspondingly, on days when the NYSE remains open for business but the FRBNY closes early, or on any day on which the FRBNY closes earlier than 12:00 noon, the fund will close early, and its NAV will be calculated as of the close of the FRBNY.

To determine whether the fund is open for business, please call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). You should contact

46½Western Asset Connecticut Money Market Class A and Class I Shares

your Service Agent to determine whether your Service Agent will be open for business.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Western Asset Connecticut Money Market Class A and Class I Shares½47

Financial highlights

The financial highlights tables are intended to help you understand the performance of fund shares during the periods shown. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements and financial highlights, is included in the annual report which is available upon request. The financial information shown below for periods prior to April 16, 2007 is for the fund’s predecessor.

48½Western Asset Connecticut Money Market Class A and Class I Shares

For a share of each class of beneficial interest outstanding throughout each year ended August 31:

WESTERN ASSET CONNECTICUT MONEY MARKET CLASS A SHARES
	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Income from operations:
Net investment income	0.020	0.030	0.025	0.013	0.004
Net realized and unrealized gain[1]	0.000	0.000	0.000	0.000	0.000
Total income from operations	0.020	0.030	0.025	0.013	0.004
Less distributions from:
Net investment income	(0.020)	(0.030)	(0.025)	(0.013)	(0.004)
Net realized gains	(0.000)[1]	(0.000)[1]	—	—	(0.000)[1]
Total distributions	(0.020)	(0.030)	(0.025)	(0.013)	(0.004)
NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Total return[2]	2.05%	3.01%	2.50%	1.31%	0.36%
NET ASSETS, END OF YEAR (000s)	$261,958	$224,181	$179,301	$127,635	$105,705
Ratios to average net assets:
Gross expenses	0.61%[3]	0.65%[3,4]	0.67%[3]	0.67%	0.66%
Net expenses[5,6,7]	0.60	0.61[4]	0.61	0.64	0.65
Net investment income	1.95	2.97	2.49	1.36	0.36

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.60%, 0.63% and 0.62% for the years ended August 31, 2008, 2007 and 2006, respectively.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.65% and 0.61%, respectively.

[5]

As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Western Asset Connecticut Money Market Class A shares will not exceed 0.65%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	There was no impact to the expense ratio as a result of fees paid indirectly.

Western Asset Connecticut Money Market Class A and Class I Shares½49

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

WESTERN ASSET CONNECTICUT MONEY MARKET CLASS I SHARES
	2008	2007	2006	2005	2004[1]

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Income from operations:
Net investment income	0.022	0.031	0.026	0.014	0.003
Net realized and unrealized gain[2]	0.000	0.000	0.000	0.000	0.000
Total income from operations	0.022	0.031	0.026	0.014	0.003
Less distributions from:
Net investment income	(0.022)	(0.031)	(0.026)	(0.014)	(0.003)
Net realized gains	(0.000)[2]	(0.000)[2]	—	—	—
Total distributions	(0.022)	(0.031)	(0.026)	(0.014)	(0.003)
NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Total return[3]	2.18%	3.12%	2.61%	1.43%	0.35%
NET ASSETS, END OF YEAR (000s)	$44,712	$32,402	$36,339	$24,020	$31,521
Ratios to average net assets:
Gross expenses	0.49%[4]	0.56%[4,5]	0.57%[4]	0.52%	0.56%[6]
Net expenses[7,8,9]	0.48	0.51[5]	0.50	0.52	0.55[6]
Net investment income	2.07	3.07	2.58	1.40	0.48[6]

[1]	For the period December 3, 2003 (commencement of operations) to August 31, 2004.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.48%, 0.54% and 0.51% for the years ended August 31, 2008, 2007 and 2006, respectively.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.56% and 0.51%, respectively.

[6]	Annualized.

[7]

As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Western Asset Connecticut Money Market Class I shares will not exceed 0.55%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	There was no impact to the expense ratio as a result of fees paid indirectly.

50½Western Asset Connecticut Money Market Class A and Class I Shares

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus]

Western Asset Connecticut Money Market
Class A Shares and Class I Shares

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or Legg Mason Partners Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling Legg Mason Partners Shareholder Services at 800-451-2010, or by writing to the fund at Legg Mason Partners Funds, 55 Water St., New York, New York 10041. You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of the fund’s SAI and Annual and Semi-Annual Reports, or to request other information.

Information about the fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811-4052)
WASX011180 12/08

December 31, 2008

Legg Mason Partners Money Market Trust
Citi SM Cash Reserves
Citi SM U.S. Treasury Reserves
Citi SM Tax Free Reserves
Citi SM California Tax Free Reserves
Citi SM Connecticut Tax Free Reserves
Citi SM New York Tax Free Reserves

55 Water Street
New York, New York 10041
(800) 451-2010

STATEMENT OF ADDITIONAL INFORMATION

          This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the current Prospectuses, dated December 31, 2008, for the Class N shares of Citi Cash Reserves, Citi U.S. Treasury Reserves, Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves (the foregoing, collectively, the “funds”), as supplemented from time to time, or the Prospectus dated December 31, 2008, of Western Asset Connecticut Money Market—Class A and Class I Shares, each a separate class of Citi Connecticut Tax Free Reserves, as supplemented from time to time, and is incorporated by reference in its entirety into such Prospectuses. This SAI incorporates by reference financial statements that can be found in the funds’ Annual Reports to Shareholders. An investor may obtain copies of the funds’ Prospectuses and Annual Reports without charge by contacting a service agent (as defined below), or by writing or calling the funds at the address or phone number set forth above.

          As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each fund assumed the assets and liabilities of a predecessor fund effective April 16, 2007. The funds are series of Legg Mason Partners Money Market Trust (the “Trust”), a Maryland business trust. Certain historical information contained in this SAI is that of each fund’s predecessor.

          Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as manager to the funds and portfolios (as defined below) and provides certain oversight services to each fund and each portfolio. Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of each fund and each portfolio as subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

          Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, is the funds’ sole and exclusive distributor. Shares of each fund are continuously offered by the distributor and may be purchased from the distributor, or from banks, brokers, dealers, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the funds (each called a “service agent”). The distributor and service agents may receive fees from the funds pursuant to a shareholder services and distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

          The Trust invests all of the investable assets of Citi Cash Reserves, Citi U.S. Treasury Reserves and Citi Tax Free Reserves in Liquid Reserves Portfolio (formerly Cash Reserves Portfolio), U.S. Treasury Reserves Portfolio and Tax Free Reserves Portfolio, respectively (collectively, the “portfolios”), each a series of Master Portfolio Trust, a Maryland business trust. “Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of the funds. Legg Mason and its affiliates, including the funds’ investment manager, are not affiliated with Citigroup. Investments in the funds are not bank deposits or obligations of Citibank.

          FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MASTER/FEEDER STRUCTURE

          Citi Cash Reserves, Citi U.S. Treasury Reserves and Citi Tax Free Reserves utilize a master/feeder structure by investing all of their investable assets in Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio and Tax Free Reserves Portfolio, respectively. Each of Liquid Reserves Portfolio and U.S. Treasury Reserves Portfolio is a diversified, open-end management investment company. Tax Free Reserves Portfolio is a non-diversified, open-end management investment company. Each portfolio has the same investment objectives and policies as its corresponding fund.

          The Trustees of the Trust believe that the aggregate per share expenses of Citi Cash Reserves, Citi U.S. Treasury Reserves and Citi Tax Free Reserves and their corresponding portfolios will be less than or approximately equal to the expenses that each fund would incur if the assets of the fund were invested directly in the types of securities held by its portfolio. Each fund may withdraw its investment in its portfolio at any time, and will do so if the fund’s Trustees believe it to be in the best interest of the fund’s shareholders. If a fund were to withdraw its investment in its portfolio, the fund could either invest directly in securities in accordance with the investment policies described below or invest in one or more other mutual funds or pooled investment vehicles having similar investment objectives and policies. If a fund were to withdraw, the fund could receive securities from the portfolio instead of cash, causing the fund to incur brokerage, tax and other charges or leaving it with securities that may or may not be readily marketable or widely diversified.

          Each portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but a portfolio will notify its corresponding fund (which in turn will notify its shareholders) and its other investors at least 30 days (or, when required by law, at least 60 days) before implementing any change in its investment objective. A change in investment objective, policies or restrictions may cause a fund to withdraw its investment in its portfolio.

          The portfolios, as series of a Maryland business trust, are not required to hold and have no intention of holding annual meetings of investors. However, when a portfolio is required to do so by law, or in the judgment of its Trustees it is necessary or desirable to do so, the portfolio will submit matters to its investors for a vote. When a fund is asked to vote on matters concerning its corresponding portfolio (other than a vote to continue the portfolio following the withdrawal of an investor), the fund will either hold a shareholder meeting and vote in accordance with shareholder instructions, or otherwise act in accordance with applicable law. Of course, the fund could be outvoted, or otherwise adversely affected, by other investors in the portfolio.

          The portfolios may sell interests to investors in addition to the funds. These investors may be funds which offer shares to their shareholders with different costs and expenses than the funds. Therefore, the investment returns for all investors in funds investing in a portfolio may not be the same. These differences in returns are also present in other mutual fund structures.

          Information about other holders of interests in the portfolios is available from LMIS.

          Citi Cash Reserves, Citi U.S. Treasury Reserves and Citi Tax Free Reserves may, in the future, convert to a fund of funds structure. In a fund of funds structure, the funds invest all or a portion of their assets in multiple investment companies. Each other fund may, in the future, convert to a fund of funds structure or a master/feeder structure.

INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES

Investment Objectives

          The investment objective of Citi Cash Reserves is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital.

          The investment objective of Citi U.S. Treasury Reserves is to provide shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with preservation of capital.

          The investment objectives of Citi Tax Free Reserves are to provide shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity.

          The investment objectives of Citi California Tax Free Reserves are to provide shareholders with high levels of current income exempt from both federal and California personal income taxes, preservation of capital and liquidity.

          The investment objectives of Citi Connecticut Tax Free Reserves are to provide shareholders with high levels of current income exempt from both federal and Connecticut personal income taxes, preservation of capital and liquidity.

          The investment objectives of Citi New York Tax Free Reserves are to provide shareholders with high levels of current income exempt from federal, New York State and New York City personal income taxes, preservation of capital and liquidity.

          The investment objectives of each fund may be changed without approval by that fund’s shareholders.

Principal Investment Strategies

          The Trust seeks to achieve the investment objectives of Citi Cash Reserves, Citi U.S. Treasury Reserves and Citi Tax Free Reserves by investing all of their assets in Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio and Tax Free Reserves Portfolio, respectively. Each portfolio has the same investment objectives and policies as its corresponding fund.

          Since the investment characteristics of Citi Cash Reserves, Citi U.S. Treasury Reserves and Citi Tax Free Reserves will correspond directly to those of the portfolios in which they invest, the following applies to both the funds and the portfolios, as applicable.

          Each of Citi Cash Reserves, Citi U.S. Treasury Reserves and Citi Tax Free Reserves may withdraw its investment from its corresponding portfolio at any time, if the Trust’s Board of Trustees (the “Board”) determines that it is in the best interests of the fund to do so. If any of these funds were to then invest directly in securities, the fund’s assets would be invested in accordance with the investment policies described below.

          Except for a Tax Free Fund’s (as defined below) policy to invest at least 80% of its assets in certain municipal obligations, the approval of a fund’s shareholders would not be required to change that fund’s investment objectives or any of its investment policies. Likewise, the approval of the investors in a portfolio would not be required to change that portfolio’s investment objectives or any of its investment policies, except with respect to the policy of Tax Free Reserves Portfolio to invest at least 80% of its assets in certain municipal obligations, as discussed below. If, however, either Citi U.S. Treasury Reserves or U.S. Treasury Reserves Portfolio were to change its investment policies so that more than 20% of its assets, under normal market conditions, could be invested in securities other than those issued or backed by the U.S. Treasury, Citi U.S. Treasury Reserves would give written notice to its shareholders at least 60 days prior to implementing the change.

          Citi Cash Reserves. Citi Cash Reserves invests all of its investable assets in Liquid Reserves Portfolio. Liquid Reserves Portfolio may invest in all types of high quality, short-term money market instruments denominated in U.S. dollars. These may include obligations of U.S. and non-U.S. banks and other U.S. and foreign private issuers; commercial paper and asset-backed securities; obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada. The portfolio may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

          Citi U.S. Treasury Reserves. Citi U.S. Treasury Reserves invests all of its investable assets in U.S. Treasury Reserves Portfolio. Under normal market conditions, U.S. Treasury Reserves Portfolio invests all of its assets in direct obligations of the U.S. Treasury, including U.S. Treasury bills, notes and bonds. Although the portfolio invests in U.S. government obligations, an investment in the portfolio is neither insured nor guaranteed by the U.S. government. Although the portfolio is permitted to maintain a weighted average maturity of up to 90 days, under normal conditions the portfolio will maintain a shorter maturity. The portfolio may not generate as high a yield as other funds with longer weighted average maturities.

          Citi Tax Free Reserves. Under normal circumstances, Citi Tax Free Reserves invests all of its investable assets in Tax Free Reserves Portfolio. Tax Free Reserves Portfolio invests at least 80% of its assets in short-term high quality municipal obligations

(“municipal securities”) whose interest is exempt from federal income tax, including the alternative minimum tax (“AMT”). This policy may not be changed without shareholder approval. Municipal securities include debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities, certain other qualifying governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. The rate of interest paid on these securities normally is lower than the rate of interest paid on fully taxable securities. Subject to this 80% policy, the portfolio may invest in high quality securities that pay interest that is subject to federal income tax or the AMT. These investments would cause the amount of the fund’s income that is subject to tax to increase. The portfolio may invest more than 25% of its assets in participation interests in municipal securities that are issued by banks and/or backed by bank obligations.

          Citi California Tax Free Reserves. Under normal circumstances, Citi California Tax Free Reserves invests at least 80% of its assets in short-term high quality municipal obligations and interests in municipal obligations (“California municipal securities”) whose interest is exempt from both federal income tax, including the alternative minimum tax (“AMT”), and California personal income taxes. This policy may not be changed without shareholder approval. California municipal securities include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other qualifying governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. The rate of interest paid on these securities normally is lower than the rate of interest paid on fully taxable securities. Subject to this 80% policy, the fund may purchase municipal obligations whose interest is subject to California personal income taxes and/or the AMT and other high quality securities that pay interest that is subject to state and federal income taxes. These investments would cause the amount of the fund’s income that is subject to tax to increase. The fund may invest more than 25% of its assets in participation interests in California municipal securities that are issued by banks and/or backed by bank obligations.

          Citi California Tax Free Reserves intends to invest a high proportion of its assets in California Municipal Obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. For further information concerning California Municipal Obligations, see “Risk Factors Affecting Investment in California Municipal Obligations” below. The summaries set forth therein and in Appendix B are included for the purpose of providing a general description of the State of California’s credit and financial conditions, are based on information from statements of issuers of California Municipal Obligations and do not purport to be complete. The Trust is not responsible for the accuracy or timeliness of this information.

          Citi Connecticut Tax Free Reserves. Under normal circumstances, Citi Connecticut Tax Free Reserves invests at least 80% of its assets in short-term high quality municipal obligations and interests in municipal obligations (“Connecticut municipal securities”) whose interest is exempt from both federal income tax, including the alternative minimum tax (“AMT”), and Connecticut personal income taxes. This policy may not be changed without shareholder approval. Connecticut municipal securities include debt obligations issued by the State of Connecticut and its political subdivisions, agencies and public authorities, certain other qualifying governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. The rate of interest paid on these securities normally is lower than the rate of interest paid on fully taxable securities. Subject to this 80% policy, the fund may purchase municipal obligations whose interest is subject to Connecticut personal income taxes and/or the AMT and other high quality securities that pay interest that is subject to state and federal income taxes. These investments would cause the amount of the fund’s income that is subject to tax to increase. The fund may invest more than 25% of its assets in participation interests in Connecticut municipal securities that are issued by banks and/or backed by bank obligations.

          Citi Connecticut Tax Free Reserves intends to invest a high proportion of its assets in Connecticut Municipal Obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Connecticut issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. For information concerning Connecticut Municipal Obligations, see “Risk Factors Affecting Investment in Connecticut Municipal Obligations” below. The summaries set forth therein and in Appendix C are included for the purpose of providing a general description of the State of Connecticut’s credit and financial conditions, are based on information from statements of issuers of Connecticut Municipal Obligations and do not purport to be complete. The Trust is not responsible for the accuracy or timeliness of this information.

          Citi New York Tax Free Reserves. Under normal circumstances, Citi New York Tax Free Reserves invests at least 80% of its assets in short-term high quality municipal obligations and interests in municipal obligations (“New York municipal securities”) whose interest is exempt from both federal income tax, including the alternative minimum tax (“AMT”), and New York State and

New York City personal income taxes. This policy may not be changed without shareholder approval. New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other qualifying governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. The rate of interest paid on these securities normally is lower than the rate of interest paid on fully taxable securities. Subject to this 80% policy, the fund may purchase other municipal obligations whose interest is subject to New York State and New York City personal income taxes and/or the AMT and other high quality securities that pay interest that is subject to state and federal income taxes. These investments would cause the amount of the fund’s income that is subject to tax to increase. The fund may invest more than 25% of its assets in participation interests in New York municipal securities that are issued by banks and/or backed by bank obligations.

          Citi New York Tax Free Reserves intends to invest a high proportion of its assets in Municipal Obligations of the State of New York and its political subdivisions, municipalities, agencies, instrumentalities and public authorities. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. For further information concerning New York Municipal Obligations, see “Risk Factors Affecting Investment in New York Municipal Obligations” below. The summaries set forth therein and in Appendix D are included for the purpose of providing a general description of New York State’s and New York City’s credit and financial conditions, are based on information from statements of issuers of New York Municipal Obligations and do not purport to be complete. The Trust is not responsible for the accuracy or timeliness of this information.

          The funds and the portfolios may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. These include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature that substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. None of the funds intends to use these derivatives to leverage the fund’s portfolio or increase its exposure to interest rate or credit risk but these derivatives may not perform as intended.

INVESTMENT PRACTICES AND RISK FACTORS

          The funds’ and the portfolios’ principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies that may be used by the funds and the portfolios, and contains more information about the various types of securities in which each fund and each portfolio may invest and the risks involved in such investments.

Citi Cash Reserves

          Citi Cash Reserves invests all of its investable assets in Liquid Reserves Portfolio. Liquid Reserves Portfolio seeks to achieve its investment objective through investments in high quality U.S. dollar-denominated money market instruments. All investments by Liquid Reserves Portfolio mature or are deemed to mature within 397 days from the date of acquisition, and the average maturity of the investments held by the portfolio (on a dollar-weighted basis) is 90 days or less. All investments by the portfolio are in “first tier” securities (i.e., securities rated in the highest rating category for short-term obligations by at least two nationally recognized statistical rating organizations (each, an “NRSRO”) assigning a rating to the security or issuer or, if only one NRSRO assigns a rating, that NRSRO or, in the case of an investment which is not rated, of comparable quality as determined by the subadviser under procedures approved by the Board) and are determined by the subadviser under procedures approved by the Board to present minimal credit risks. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term. Liquid Reserves Portfolio may hold uninvested cash reserves pending investment. Under the 1940 Act, Citi Cash Reserves and Liquid Reserves Portfolio are each classified as “diversified,” although in the case of Citi Cash Reserves, all of its assets are invested in the portfolio. A “diversified investment company” must invest at least 75% of its assets in cash and cash items, U.S. government securities, investment company securities (e.g., interests in the portfolio) and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer. Liquid Reserves Portfolio invests, under normal circumstances, in:

          (1) Bank Obligations. The portfolio may, from time to time, invest up to 100% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances. Up to 25% of the portfolio’s assets may be invested at any time in dollar-denominated obligations of foreign banks, and all of the portfolio’s assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the Securities and Exchange Commission (the “SEC”). Under SEC interpretations, a U.S. branch of a foreign bank may be considered a domestic bank if the U.S. branch of the foreign bank is subject to the same regulation as a U.S. bank. Likewise, a non-U.S. branch of a U.S. bank may be considered a domestic bank if the investment risk associated with investing in instruments issued by the non-U.S. branch is the same, in the opinion of the subadviser, as that of investing in instruments issued by the branch’s domestic parent.

          The portfolio limits its investments in U.S. bank obligations (including, for these purposes, their non-U.S. branches) to banks having total assets in excess of $1 billion and which are subject to regulation by an agency of the U.S. government. The portfolio may also invest in certificates of deposit issued by banks the deposits in which are insured by the Federal Deposit Insurance Corporation (“FDIC”), having total assets of less than $1 billion, provided that the portfolio at no time owns certificates of deposit with a principal amount in excess of the amount that is fully insured by FDIC insurance of any one of those issuers.

          Certificates of deposit are savings certificates generally issued by commercial banks that bear a maturity date and a specified interest rate, and can be issued in any denomination. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by the portfolio, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on the portfolio’s right to transfer a beneficial interest in the deposit to a third party. A bankers’ acceptance is a draft drawn on and accepted by a bank that orders payment to a third party at a later date. Bankers’ acceptances generally act as a negotiable time draft for financing imports, exports, or other transactions in goods.

          U.S. banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. However, state banks which are insured by the FDIC are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

          The portfolio limits its investments in “non-U.S. bank obligations” to U.S. dollar-denominated obligations of banks that at the time of investment are non-U.S. branches or subsidiaries of U.S. banks that meet the criteria in the preceding paragraphs or are U.S. or non-U.S. branches of non-U.S. banks that (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest non-U.S. banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the subadviser, are of an investment quality comparable with obligations of U.S. banks which may be purchased by the portfolio. These obligations may be general obligations of the parent bank, in addition to the issuing branch or subsidiary, but the parent bank’s obligations may be limited by the terms of the specific obligation or by governmental regulation. The portfolio also limits its investments in non-U.S. bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden, Spain, Ireland and Austria), Australia, Japan, the Cayman Islands, the Bahamas and Canada. Liquid Reserves Portfolio does not purchase any bank obligation of any affiliate of the subadviser.

          Since the portfolio may hold investments in non-U.S. bank obligations, an investment in Citi Cash Reserves involves certain additional risks. Such investment risks include future political and economic developments, the possible imposition of non-U.S. withholding taxes on interest income payable on such obligations held by the portfolio, the possible seizure or nationalization of non-U.S. deposits and the possible establishment of exchange controls or other non-U.S. governmental laws or restrictions applicable to the payment of the principal of and interest on certificates of deposit or time deposits that might affect adversely such payment on such obligations held by the portfolio. In addition, there may be less publicly-available information about a non-U.S. branch or subsidiary of a U.S. bank or a U.S. or non-U.S. branch of a non-U.S. bank than about a U.S. bank and such branches and subsidiaries may not be subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record-keeping standards and requirements.

          The provisions of federal law governing the establishment and operation of U.S. branches do not apply to non-U.S. branches of U.S. banks. However, the portfolio may purchase obligations only of those non-U.S. branches of U.S. banks which were established with the approval of the Board of Governors of the Federal Reserve System (the “Board of Governors”). As a result of such approval, these branches are subject to examination by the Board of Governors and the Comptroller of the Currency. In addition, such non-U.S. branches of U.S. banks are subject to the supervision of the U.S. bank and creditors of the non-U.S. branch are considered general creditors of the U.S. bank subject to whatever defenses may be available under the governing non-U.S. law and to the terms of the specific obligation. Nonetheless, the portfolio generally will be subject to whatever risk may exist that the non-U.S. country may impose restrictions on payment of certificates of deposit or time deposits.

          U.S. branches of non-U.S. banks are subject to the laws of the state in which the branch is located or to the laws of the United States. Such branches are therefore subject to many of the regulations, including reserve requirements, to which U.S. banks are subject. In addition, the portfolio may purchase obligations only of those U.S. branches of non-U.S. banks which are located in states which impose the additional requirement that the branch pledge to a designated bank within the state an amount of its assets equal to 5% of its total liabilities.

          Non-U.S. banks in whose obligations the portfolio may invest may not be subject to the laws and regulations referred to in the preceding two paragraphs.

          (2) Obligations of, or guaranteed by, non-U.S. governments. The portfolio limits its investments in non-U.S. government obligations to obligations issued or guaranteed by the governments of Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden, Spain, Ireland and Austria), Australia, Japan and Canada. Generally, such obligations may be subject to the additional risks described in subsection (1) above in connection with the purchase of non-U.S. bank obligations.

          (3) Commercial paper. Commercial paper (unsecured) rated Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or A-1 by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or, if not rated, determined to be of comparable quality by the subadviser under procedures approved by the Board, such as unrated commercial paper issued by corporations having an outstanding unsecured debt issue currently rated Aaa by Moody’s or AAA by Standard & Poor’s.

          Liquid Reserves Portfolio may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

          Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. See also paragraph (6) below.

          (4) Obligations of, or guaranteed by, the U.S. government, its agencies, instrumentalities or sponsored entities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, bonds and Treasury Receipts, which are unmatured interest coupons of U.S. Treasury bonds and notes that have been separated and resold in a custodial receipt program administered by the U.S. Treasury, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Some of the latter category of obligations are supported by the full faith and credit of the United States, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality. For example, the fund may invest in securities that are issued by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”) that are solely the obligations of FNMA or FHLMC, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the U.S. Treasury. Although the U.S. government has provided financial support to FNMA and FHLMC, there can be no assurance that it will support these government-sponsored enterprises in the future.

          (5) Repurchase agreements, providing for resale within 397 days or less, covering obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities which may have maturities in excess of 397 days. (See “Other Investment Techniques - Repurchase Agreements” below for a description of repurchase agreements.)

          (6) Asset-backed securities, that represent fractional interests in pools of retail installment loans, both secured, such as certificates for automobile receivables (“CARS”), and unsecured, or leases or fractional interests in pools of revolving credit card receivables (“CARDS”), both secured and unsecured, as well as other asset-backed securities. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables and reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables. Prepayment of principal during periods of declining interest rates may reduce the yield of the funds, since the funds may be forced to reinvest any pre-paid principal in lower yielding securities. Certificate holders may also experience delays in payment on the certificates or losses if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objectives and policies, the portfolio may invest in other asset-backed securities.

          (7) Mortgage-backed securities (“MBS”) issued by government or private issuers. Interest and principal payments on MBS are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a fund are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. MBS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

          Liquid Reserves Portfolio may invest in MBS that are issued by private issuers, and therefore may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles (“SPVs”) or structured investment vehicles (“SIVs”)) and other entities that acquire and package mortgage loans for resale as MBS.

          Unlike MBS issued or guaranteed by the U.S. government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

          In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

          The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

          Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

          (8) Structured Instruments. See “Other Investment Techniques-- Structured Instruments” below for a description of Structured Instruments.

          (9) Other short-term debt securities that meet the credit and maturity requirements of the fund.

          (10) Municipal Obligations: See “The Tax Free Funds--Municipal Obligations” below for a description of Municipal Obligations.

          Liquid Reserves Portfolio does not purchase securities which the portfolio believes, at the time of purchase, will be subject to exchange controls or non-U.S. withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the portfolio’s investments. In the event exchange controls or non-U.S. withholding taxes are imposed with respect to any of the portfolio’s investments, the effect may be to reduce the income received by the portfolio on such investments or to prevent the portfolio from receiving any value in U.S. dollars from its investment in non-U.S. securities.

Citi U.S. Treasury Reserves

          Citi U.S. Treasury Reserves invests all of its investable assets in U.S. Treasury Reserves Portfolio. U.S. Treasury Reserves Portfolio seeks to achieve its investment objective by investing in obligations of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds. U.S. Treasury Reserves Portfolio will not enter into repurchase agreements. All investments by the portfolio are in “first tier” securities (i.e., securities rated in the highest rating category for short-term obligations by at least two NRSROs assigning a rating to the security or issuer or, if only one NRSRO assigns a rating, that NRSRO or, in the case of an investment which is not rated, of comparable quality as determined by the subadviser under procedures approved by the Board) and are determined by the subadviser under procedures approved by the Board to present minimal credit risks. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term. U.S. Treasury Reserves Portfolio may hold uninvested cash pending investment.

The Tax Free Funds

          Citi Tax Free Reserves invests all of its investable assets in Tax Free Reserves Portfolio. Tax Free Reserves Portfolio seeks to achieve its investment objectives by investing primarily in short-term, high quality fixed rate and variable rate obligations issued by or on behalf of states and municipal governments, and their authorities, agencies, instrumentalities and political subdivisions and other qualifying issuers, the interest on which is exempt from federal income taxes, including participation or other interests in such obligations issued by banks, insurance companies or other financial institutions. (These securities, whether or not the interest thereon is subject to the AMT, are referred to herein as “Municipal Obligations.”) Under normal market conditions, Citi Tax Free Reserves invests at least 80% of its assets in Municipal Obligations and interests in Municipal Obligations that pay interest that is exempt from federal income tax, including the AMT.

          Each of Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves seeks to achieve its investment objectives by investing primarily in short-term, high quality Municipal Obligations. Under normal market conditions, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves invest at least 80% of their assets in Municipal Obligations that pay interest that is exempt from federal income tax, including the AMT, and California State, Connecticut State and New York State and New York City personal income taxes, respectively, although the exact amount of a fund’s assets invested in such securities varies from time to time.

          Each Tax Free Fund’s policy to invest at least 80% of its assets, under normal circumstances, in certain Municipal Obligations may not be changed without shareholder approval.

          In determining the tax status of interest on Municipal Obligations, the subadviser relies on opinions of bond counsel who may be counsel to the issuer. Although each fund will attempt to invest 100% of its assets in Municipal Obligations, each fund reserves the right to invest up to 20% of its total assets in securities the interest income on which is subject to federal, state and local income tax or the AMT. The Tax Free Funds may invest, without limitation, in such taxable securities for temporary defensive purposes. Each fund may invest more than 25% of its assets in participation certificates or other interests in Municipal Obligations issued or backed by banks. In view of this possible “concentration” in bank participation certificates, an investment in the Tax Free Funds should be made with an understanding of the characteristics of the banking industry and the risks that such an investment may entail. (See “Variable Rate Instruments and Participation Interests” below.) Each Tax Free Fund may hold uninvested cash reserves pending investment. Each Tax Free Fund’s investments may include “when-issued” or “forward delivery” Municipal Obligations, stand-by commitments and taxable repurchase agreements.

          The Tax Free Funds are non-diversified which means that they are not subject to certain statutory restrictions under the 1940 Act with respect to limiting the investment of its assets in one or relatively few issuers. However, each fund is required under rules applicable to money market funds to diversify its portfolio. Furthermore, each fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to so qualify under current law, at the close of each quarter of a fund’s taxable year, at least 50% of the value of the fund’s total assets must be represented by cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% in value of the fund’s total assets may be invested in securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, in securities (other than securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in securities of one or more “qualified publicly traded partnerships.” Each Tax Free Fund may, however, invest 25% or more of its assets in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities including, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state. This concentration may present greater risks than in the case of a diversified company.

          All investments by the Tax Free Funds mature or are deemed to mature at least within 397 days from the date of acquisition and the average maturity of each fund’s securities (on a dollar-weighted basis) is 90 days or less. The maturities of variable rate instruments held by the funds are deemed to be the longer of the notice period, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days. (See “Variable Rate Instruments and Participation Interests” below.)

          All investments by the Tax Free Funds are “eligible securities,” that is, rated in one of the two highest rating categories for short-term obligations by at least two NRSROs assigning a rating to the security or issuer or, if only one NRSRO assigns a rating, that NRSRO, or, in the case of an investment which is not rated, of comparable quality as determined by the subadviser under procedures approved by the Board on the basis of its credit evaluation of the obligor or, if applicable, of the bank issuing a participation interest, letter of credit or guarantee, or insurance issued in support of the Municipal Obligations or participation interests. (See “Variable Rate Instruments and Participation Interests” below.) Such instruments may produce a lower yield than would be available from less highly rated instruments. (See “Ratings of Municipal Obligations” in Appendix A to this SAI.)

          In the case of Citi California Tax Free Reserves, in general, dividends paid by the fund which are attributable to interest income on tax-exempt obligations of the State of California and its political subdivisions, of Puerto Rico, other U.S. territories and their political subdivisions and of other qualifying issuers (“California Municipal Obligations”), will be exempt from federal and California personal income taxes. In order for Citi California Tax Free Reserves to pay dividends that are exempt from federal tax and California personal income tax, the fund must continue to qualify as a “regulated investment company” for federal income tax purposes. In addition, in order for Citi California Tax Free Reserves to be eligible to pay dividends that are exempt from California personal income tax, at the end of each quarter of its taxable year at least 50% of the fund’s total assets must be invested in obligations, the interest on which is exempt from California taxation when received by an individual (“California Exempt-Interest Securities”).

          For Citi Connecticut Tax Free Reserves, dividends paid by the fund that are treated as exempt-interest dividends for federal income tax purposes, to the extent derived from interest income on tax-exempt obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law, obligations of Puerto Rico, other U.S. territories and their political subdivisions and other qualifying issuers (“Connecticut Municipal Obligations”), will be exempt from federal and Connecticut personal income taxes.

          In the case of Citi New York Tax Free Reserves, dividends paid by the fund that are attributable to interest income on tax-exempt obligations of the State of New York and its political subdivisions, of Puerto Rico, other U.S. territories and their political subdivisions and of other qualifying issuers (“New York Municipal Obligations”), will be exempt from federal, New York State and New York City personal income taxes.

          Subject to their 80% investment policy, the Tax Free Funds may purchase Municipal Obligations issued by other states, their agencies and instrumentalities the interest income on which will be exempt from federal income tax but will be subject to California, Connecticut or New York State and New York City personal income taxes, as the case may be, and/or the AMT, as well as other securities (see “Taxable Securities” below).

          Municipal Obligations. Each of the Tax Free Funds invests at least 80% of its assets, under normal circumstances, in Municipal Obligations, including:

          (1) Municipal bonds with remaining maturities deemed to be 397 days or less that are rated within the Aaa or Aa categories at the date of purchase by Moody’s or within the AAA or AA categories by Standard & Poor’s or Fitch and which present minimal credit risk as determined by the subadviser under procedures approved by the Board or, if not rated by these rating agencies, are of comparable quality as determined by the subadviser under procedures approved by the Board on the basis of the credit evaluation of the obligor on the bonds or of the bank issuing a participation interest or guarantee or of any insurance issued in support of the bonds or the participation interests. See “Municipal Bonds” below.

          (2) Municipal notes with remaining maturities deemed to be 397 days or less that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody’s, SP-1+, SP-1 or SP-2 by Standard & Poor’s or F-1 or F-2 by Fitch and which present minimal credit risk as determined by the subadviser under procedures approved by the Board or, if not rated by these rating agencies, are of comparable quality as determined by the subadviser under procedures approved by the Board. (See “Municipal Notes” below.)

          (3) Municipal commercial paper that is rated Prime-1 or Prime-2 by Moody’s, A-1+, A-1 or A-2 by Standard & Poor’s or F-1 or F-2 by Fitch and which present minimal credit risk as determined by the subadviser under procedures approved by the Board or, if not rated by these rating agencies, is of comparable quality as determined by the subadviser under procedures approved by the Board. Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

          To the extent that the ratings given to the Municipal Obligations or of other securities held by a Tax Free Fund are altered due to changes in any of the Moody’s, Standard & Poor’s or Fitch ratings systems (see Appendix A to this SAI for an explanation of these rating systems), the subadviser adopts such changed ratings as standards for its future investments in accordance with the investment policies contained above and in the Prospectus. The Trustees have determined that any Municipal Obligation that depends directly, or indirectly through a government insurance program or other guarantee, on the full faith and credit of the U.S. government is considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are “eligible securities” (e.g., within the two highest ratings assigned by Moody’s, Standard & Poor’s or Fitch or, if not rated, are of comparable quality as determined by the subadviser under procedures approved by the Board), or where the obligations are not freely transferable, a Tax Free Fund will require that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance policy or other comparable undertaking of an approved financial institution.

          Municipal Bonds. Municipal bonds are debt obligations of states, cities, municipalities and municipal agencies and authorities which generally have a maturity at the time of issuance of one year or more and which are issued to raise funds for various public purposes, such as construction of a wide range of public facilities, refunding outstanding obligations or obtaining funds for institutions and facilities. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. The principal of and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer’s general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

          In addition, certain kinds of private activity bonds (“PABs”) are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities, such as warehouse, office, plant and store facilities and environmental and pollution control facilities. PABs are, in most cases, revenue bonds. The payment of the principal and interest on PABs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. Many PABs may not be readily marketable; however, it is expected that the PABs or the participation certificates in PABs purchased by a fund will have liquidity because they generally will be supported by demand features to “high quality” banks, insurance companies or other financial institutions.

          Municipal bonds may be issued as “zero-coupon” obligations. Zero-coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Because zero-coupon bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. Each Tax Free Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though zero-coupon bonds do not pay current interest in cash. Thus, it may be necessary at times for a fund to liquidate investments in order to satisfy its dividend requirements.

          Municipal Notes. There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

          For an explanation of the ratings of Municipal Obligations by Moody’s, Standard & Poor’s and Fitch, see Appendix A to this SAI.

          Municipal Lease Obligations. Participations in municipal leases are undivided interests in a portion of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover a fund’s exposure. Municipal lease obligations are deemed to be illiquid unless otherwise determined by the Board.

          Variable Rate Instruments and Participation Interests. Each of the Tax Free Funds may purchase variable rate instruments and participation interests in Municipal Obligations. Variable rate instruments that the Tax Free Funds may purchase are Municipal Obligations (including municipal notes and municipal commercial paper) that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to receive payment upon a specified number of days’ notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such instrument or by tendering or “putting” such instrument to a third party (called a liquidity feature). A participation interest in a Municipal Obligation gives a Tax Free Fund an undivided interest in the Municipal Obligation in the proportion that the fund’s participation bears to the total principal amount of the Municipal Obligation and provides the liquidity feature.

          Variable rate demand instruments in which the Tax Free Funds may invest include variable rate demand preferred shares or other forms of liquidity protected preferred shares that are issued by closed end investment companies that invest in municipal securities. These preferred shares have a liquidation preference and pay a dividend that is set weekly or at some other interval (typically 28 days) by a remarketing agent or through a similar process that is designed to approximate current prevailing interest rates. A fund, as a holder of one of these instruments, will have the right to tender the securities for remarketing or, if the securities can not be remarketed, to tender the securities to a liquidity provider, in each case at a price equal to its liquidation preference plus accrued dividends. A fund would have no right to tender the shares to the issuer for payment or redemption, and the shares will be not freely transferable. A fund will be subject to the risk that the liquidity provider will not be able to honor its unconditional commitment to purchase the shares.

          The variable rate instruments in which Tax Free Funds’ assets may be invested are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments in which the Tax Free Funds may invest include participation interests in variable or fixed-rate Municipal Obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying Municipal Obligations may be fixed, the terms of the participation interest may result in the fund receiving a variable rate on its investment. The subadviser has been instructed by the Trustees to monitor continually the pricing, quality and liquidity of the variable rate instruments held by the Tax Free Funds, including the participation interests, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which a fund may subscribe. An unrated variable rate instrument may be determined to meet a fund’s high quality criteria if it is backed by a letter of credit or guarantee or a right to tender or put the instrument to a third party or if it is insured by an insurer that meets the high quality criteria for the fund discussed above or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of “high quality,” no credit support from a bank or other financial institution will be necessary. Each unrated variable rate instrument will be evaluated on a quarterly basis to determine that it continues to meet a Tax Free Fund’s high quality criteria.

          Participation interests in Municipal Obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company that has been determined by the subadviser to meet the prescribed quality standards of a Tax Free Fund. A Tax Free Fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest. Each Tax Free Fund intends to exercise the liquidity feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the fund in order to facilitate withdrawals from the fund, or (3) to maintain a high quality investment portfolio. In some cases, this liquidity feature may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the fund’s high credit standards at the time of purchase of the participation interest. Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of a Tax Free Fund. With respect to insurance, each of the Tax Free Funds will attempt to have the issuer of the participation interest bear the cost of the insurance, although the applicable fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Although participation interests may be sold, each Tax Free Fund intends to hold them until maturity, except under the circumstances stated above. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying Municipal Obligation for purposes of the ability to claim tax exemption of interest paid on that Municipal Obligation.

          In view of the possible concentration of the Tax Free Funds in participation interests in Municipal Obligations issued by banks and/or secured by bank letters of credit or guarantees, an investment in these funds should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

          Periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted to attempt to deal with them, have brought wide fluctuations in interest rates. When interest rates rise, the value of fixed-income securities generally falls; and vice versa. While this is true for variable rate instruments generally, the variable rate nature of the underlying instruments should minimize these changes in value. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed interest rate securities. Because the adjustment of interest rates on the variable rate instruments is made in relation to movements of various interest rate adjustment indices, the variable rate instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

          Because of the variable rate nature of the instruments, when prevailing interest rates decline each Tax Free Fund’s yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, each Tax Free Fund’s yield will increase and its shareholders will have reduced risk of capital depreciation.

          For purposes of determining whether a variable rate instrument held by a Tax Free Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the fund is entitled to receive payment of the principal amount of the instrument after notice or (2) the period remaining until the instrument’s next interest rate adjustment, except that an instrument issued or guaranteed by the U.S. government or any agency thereof shall be deemed to have a maturity equal to the period remaining until the next adjustment of the interest rate. The maturity of a variable rate instrument will be determined in the same manner for purposes of computing a fund’s dollar-weighted average portfolio maturity.

          Structured Instruments. See “Other Investment Techniques-- Structured Instruments” below for a description of Structured Instruments.

          Stand-By Commitments. When a Tax Free Fund purchases Municipal Obligations it may also acquire stand-by commitments from banks with respect to such Municipal Obligations. A Tax Free Fund also may acquire stand-by commitments from broker/dealers. Under a stand-by commitment, a bank or broker/dealer agrees to purchase at the fund’s option a specified Municipal Obligation at a specified price. A stand-by commitment is the equivalent of a “put” option acquired by a Tax Free Fund with respect to a particular Municipal Obligation held in the fund’s portfolio.

          The amount payable to a Tax Free Fund upon the exercise of a stand-by commitment normally would be (1) the acquisition cost of the Municipal Obligation (excluding any accrued interest paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the fund. Absent unusual circumstances relating to a change in market value, the fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation. Each Tax Free Fund values stand-by commitments at zero for purposes of computing the value of its net assets.

          The stand-by commitments that each Tax Free Fund may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised and the fact that the commitment is not marketable by the fund and the maturity of the underlying security will generally be different from that of the commitment.

          Taxable Securities. Although under normal circumstances each Tax Free Fund attempts to invest 100% of its net assets in Municipal Obligations, each fund may invest up to 20% of the value of its net assets in securities of the kind described below, the interest income on which is subject to state, local and federal income tax. Circumstances in which a Tax Free Fund may invest in taxable securities include the following: (a) pending investment in the type of securities described above; (b) to maintain liquidity for the purpose of meeting anticipated withdrawals; and (c) when, in the opinion of the subadviser, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. In addition, the Tax Free Funds may invest, without limitation, in taxable securities for temporary defensive purposes. The kinds of taxable securities in which the Tax Free Funds’ assets may be invested are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. government or its agencies, instrumentalities or authorities; (2) commercial paper rated Prime-1 or Prime-2 by Moody’s, A-1+, A-1 or A-2 by Standard & Poor’s or F-1+, F-1 or F-2 by Fitch; (3) certificates of deposit of U.S. banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any Municipal Obligations or obligations of the U.S. government or its agencies, instrumentalities, or authorities. See “Citi Cash Reserves” above for a description of these types of investments. As described above, a Tax Free Fund’s assets may also be invested in Municipal Obligations which are subject to an AMT.

Risk Factors Affecting Investment in California Municipal Obligations

          Citi California Tax Free Reserves intends to invest a high proportion of its assets in California Municipal Obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. For further information concerning California Municipal Obligations, see Appendix B to this SAI.

          California’s economy has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Although California has kept state spending relatively flat for the three budget cycles ending with the 2007-08 fiscal year, there has been a significant decrease in revenue projections since the signing of California’s 2008 Budget Act. As of December 1, 2008, the state projects a budget shortfall of approximately $11.2 billion in the 2008-09 fiscal year.

          There can be no assurance that current or future economic difficulties in the United States or California and the resulting impact on the state will not adversely affect the market value of California municipal obligations (and, in the case of the above summary, other information issued by the state) held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations.

          The summary set forth above and in Appendix B is included for the purpose of providing a general description of the State of California’s credit and financial conditions, is based on information from statements of issuers of California Municipal Obligations and does not purport to be complete. The Trust is not responsible for the accuracy or timeliness of this information.

Risk Factors Affecting Investment in Connecticut Municipal Obligations

          Citi Connecticut Tax Free Reserves intends to invest a high proportion of its assets in Connecticut Municipal Obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Connecticut issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. For further information concerning Connecticut Municipal Obligations, see Appendix C to this SAI.

          Since Spring of 2008, the State of Connecticut has taken a number of steps to reduce state spending. Despite these steps, as of November 2008, the state’s budget office estimates the state to be operating at a budget deficit of slightly more than $356 million, due in large part to sharp declines in sales taxes and revenue from the oil companies tax.

          The summary set forth in Appendix C is included for the purpose of providing a general description of the State of Connecticut’s credit and financial condition, is based on information from statements of issuers of Connecticut Municipal Obligations (and, in the case of the above summary, other information issued by the state) and does not purport to be complete. The Trust is not responsible for the accuracy or timeliness of this information.

Risk Factors Affecting Investment in New York Municipal Obligations

          Citi New York Tax Free Reserves intends to invest a high proportion of its assets in Municipal Obligations of the State of New York and its political subdivisions, municipalities, agencies, instrumentalities and public authorities. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

          Following four years of economic growth through fiscal year 2007, New York’s economy began to lose momentum during fiscal year 2008. The state expects that that this economic downturn would have an adverse impact on New York’s finances, and has warned that the state’s outlook could worsen due to the national economic crisis and, in particular, its effect on financial institutions. Aso of October 2008, New York’s Division of Budget projects a General Fund budget gap of $1.5 billion in the 2008-09 fiscal year. in a further delay in the recovery of Wall Street profits and bonuses. A more severe national recession than expected could prolong New York’s economic downturn, producing weaker employment and wage growth than expected.

          New York has a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. Because of the importance of the financial sector to the state’s economy, a weaker performance within the financial sector than is currently projected could have a more significant impact on the state than on the nation as a whole. In addition, national economic conditions have contributed to a slowdown of the state’s economy, which is expected to last at least through the end of 2008.

          There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the state will not adversely affect the market value of New York municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations.

          For further information concerning New York Municipal Obligations, see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of New York State’s and New York City’s credit and financial conditions, is based on information from statements of issuers of New York Municipal Obligations (and, in the case of the above summary, other information issued by the state) and does not purport to be complete. The Trust is not responsible for the accuracy or timeliness of this information.

Certain Additional Risk Factors Affecting the Tax Free Funds

          Each of the Tax Free Funds may invest a portion of its assets in the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers. For further information concerning obligations of the government of Puerto Rico, see Appendix E to this SAI.

          Puerto Rico Risk Factors. Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico. These bonds may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

          The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

          The economy of Puerto Rico is closely linked to the United States economy. Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. As of August 2008, Puerto Rico has indicated that the current recession has contributed to reduced government revenues.

          There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the funds or the ability of particular issuers to make timely payments of debt service on these obligations.

          For further information concerning obligations of the government of Puerto Rico, see Appendix E to this SAI. The summary set forth above and in Appendix E is included for the purpose of providing a general description of Puerto Rico’s credit and financial conditions, is based on information from statements of issuers of Puerto Rico Municipal Obligations (and, in the case of the above summary, other information issued by the commonwealth) and does not purport to be complete. The Trust is not responsible for the accuracy or timeliness of this information

          Guam Risk Factors. Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in the Guam. These bonds may be affected by political, social and economic conditions in Guam.

          Guam, the westernmost territory of the U.S., is located 3,700 miles to the west-southwest of Honolulu, Hawaii and approximately 1,500 miles southeast of Tokyo, Japan. In 2008, the population of Guam was estimated to be 175,877.

          Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, where approximately 80% of visitors to Guam originated in 2006, represents the primary source of income for Guam’s economy. A weak economy, war, epidemic outbreaks such as SARS or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, super typhoons and earthquakes. The U.S. military presence also affects economic activity on Guam in various ways. Economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forego some or all of the planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

          United States Virgin Islands Risk Factors. Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands. These bonds may be affected by political, social and economic conditions in the U.S. Virgin Islands.

          The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about the size of Washington, D. C. Area total: 352 km2, land: 349 km2 and water: 3 km2. The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. In 2008, the population of the U.S. Virgin Islands was estimated at 109,840.

          With tourist visits of approximately two million annually, tourism accounts for seventy percent (70%) of the Gross Domestic Product (GDP). Tourism related services help increase private sector employment. Other private sector employment include wholesale and trade, manufacturing (petroleum refining, textiles, electronics, pharmaceuticals and watch assembly) and construction and mining. HOVENSA, one of the world’s largest petroleum refineries is located on the island of St. Croix and is the Territory’s largest private sector employer. The agricultural sector is small, with most of the islands’ food being imported. International business and financial services are a small but growing component of the economy.

Other Investment Techniques

          The following pertains to each fund and portfolio:

          Structured Instruments. Each of the funds and portfolios (other than Citi U.S. Treasury Reserves and U.S. Treasury Reserves Portfolio) may invest in structured instruments. Structured instruments are money market instruments that have been structured to meet the regulatory requirements for investment by money market funds, typically by a bank, broker/dealer or other financial institution. They generally consist of a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell (“put”) the fund’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which a fund or portfolio may invest include: (1) “Tender Option Bonds”, which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products”, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) “Partnerships”, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement.

          Structured instruments are derivatives. Derivatives raise certain tax, legal, regulatory and accounting issues which may not be presented by direct investments in debt obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of a fund or portfolio. For example, with respect to tax-exempt instruments, the tax-exempt treatment of the interest paid to a fund or portfolio is premised on the legal conclusion that the holders of such instruments have an ownership interest in the underlying bonds. While a fund or portfolio may rely on an opinion of legal counsel to the effect that the income from each such instrument is tax-exempt to the same extent as the underlying bond, the Internal Revenue Service (the “IRS”) has not issued a ruling on this subject. Were the IRS to issue an adverse ruling, there is a risk that the interest paid on such derivative products would be deemed taxable.

          “When-Issued” Securities. Each of the funds and portfolios may purchase securities on a “when-issued” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are each fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place beyond customary settlement time (but normally within 45 days after the date of the fund’s or portfolio’s commitment to purchase). Although the funds and portfolios will only make commitments to purchase “when-issued” or “forward delivery” securities with the intention of actually acquiring them, the funds and portfolios may sell these securities before the settlement date if deemed advisable by the subadviser.

          Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. A segregated account of a fund consisting of cash or liquid debt securities equal to the amount of the “when-issued” or “forward delivery” commitments will be established at the fund’s custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of the fund’s commitments. On the settlement date of the “when-issued” or “forward delivery” securities, the fund’s obligations will be met from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although not normally expected, from sale of the “when-issued” or “forward delivery” securities themselves (which may have a value greater or lesser than the fund’s payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax. An increase in the percentage of a fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

          Repurchase Agreements. Each of the funds and portfolios (other than Citi U.S. Treasury Reserves and U.S. Treasury Reserves Portfolio) may invest its assets in repurchase agreements only with member banks of the Federal Reserve System or “primary dealers” (as designated by the Federal Reserve Bank of New York) in U.S. government securities. Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the fund to resell the instrument at a fixed price and time, thereby determining the yield during the fund’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans by the fund to the seller under the 1940 Act. All repurchase agreements entered into by the funds shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the fund or its custodian or sub-custodian shall have control of the collateral, which the subadviser believes will give the applicable fund a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement a fund may suffer time delays and incur costs in connection with the disposition of the collateral. The subadviser believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by the funds. Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the funds. A fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by the fund exceed 10% of the fund’s total net assets. Repurchase agreements are also subject to the same risks described herein with respect to stand-by commitments. Although a qualifying repurchase agreement generally receives special treatment in the event of the bankruptcy or insolvency of one of the parties, there still may be delays and costs involved in a fund’s or portfolio’s exercising its rights under the agreement.

          Reverse Repurchase Agreements. A reverse repurchase agreement is a transaction in which a fund or a portfolio sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, the fund or portfolio agrees to repurchase the instrument at an agreed-upon time (normally within seven days) and at a price that is greater than the price that the fund or portfolio received when it sold the instrument, representing the equivalent of an interest payment by the fund or portfolio for the use of the cash.

          A fund or portfolio may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes.

          Reverse repurchase agreements have the characteristics of borrowing and are a form of leverage. As a result, the use of reverse repurchase agreements by a fund or portfolio may exaggerate any interim increase or decrease in the value of the fund’s or portfolio’s assets.

          At the time a fund or portfolio enters into a reverse repurchase agreement, it will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s or portfolio’s obligation under the agreements. A fund’s or portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

          Although a qualifying reverse repurchase agreement generally receives special treatment in the event of the bankruptcy or insolvency of one of the parties, there still may be delays and costs involved in a fund’s or portfolio’s exercising its rights under the agreement.

          Lending of Securities. Consistent with applicable regulatory requirements and in order to generate income, each of the funds and portfolios may lend its securities to broker/dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (“NYSE”) (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral received by a fund or a portfolio would be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for this purpose. During the term of the loan, the fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund or portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, would receive any income generated by the fund’s or portfolio’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund or portfolio with collateral other than cash, the borrower is also obligated to pay the fund or portfolio a fee for use of the borrowed securities. The fund or portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the subadviser to be of good standing, and when, in the judgment of the subadviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, a fund or portfolio could suffer loss if the loan is terminated and the fund or portfolio is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If the fund does lend securities, it is not intended that the value of the securities loaned by a fund or portfolio would exceed 33 1/3% of the value of its net assets.

          Private Placements and Illiquid Investments. Each fund or portfolio may invest up to 10% of its net assets in securities for which there is no readily available market. If, due to subsequent fluctuations in value or any other reasons, the value of a fund’s or portfolio’s illiquid securities exceeds this percentage limitation, the fund or portfolio will consider what actions, if any, are necessary to maintain adequate liquidity. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a fund or portfolio to sell them promptly at an acceptable price.

Commodity Exchange Act Registration

          The Commodity Futures Trading Commission (“CFTC”) eliminated limitations on futures transactions and options by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. Each fund and portfolio is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

INVESTMENT POLICIES

          Each fund and portfolio has adopted the following fundamental investment policies. Fundamental investment policies may not be changed with respect to a fund or a portfolio, as the case may be, without approval by holders of a majority of the outstanding voting securities of the fund or portfolio, defined under the 1940 Act as the lesser of (i) 67% or more of the voting power of the fund or portfolio present at a meeting, if holders of more than 50% of the voting power of the fund or portfolio are present or represented by proxy, or (ii) more than 50% of the voting power of the fund or portfolio. The Board may change non-fundamental restrictions at any time.

          Whenever a fund is requested to vote on a change in the fundamental investment policies of a portfolio, the fund will either call a meeting of its shareholders and will vote its shares in the portfolio in accordance with instructions it receives from its shareholders or vote its shares in a portfolio in the same proportion as the vote of all other investors in the portfolio.

          If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restrictions.

          Each fund’s and portfolio’s investment objective is non-fundamental.

          Fundamental Investment Policies

          Each fund’s and portfolio’s fundamental policies are as follows:

          (1) The fund or portfolio may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

          (2) The fund or portfolio may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

          (3) The fund or portfolio may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

          (4) The fund or portfolio may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

          (5) The fund or portfolio may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

          (6) The fund or portfolio may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

          (7) The fund or portfolio may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that each fund, other than Citi U.S. Treasury Reserves, and each portfolio other than U.S. Treasury Reserves Portfolio, may invest at least 25% of its assets in bank obligations issued by domestic banks, including, with respect to each of Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves and Tax Reserves Portfolio, bank participation interests in municipal obligations.

          As an operating policy, no fund may invest more than 10% of its net assets (taken at market value) in illiquid or restricted securities (meaning securities which cannot be sold within seven days at the value carried on the fund’s books).

          For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable SEC rules, be considered a separate security and treated as an issue of such government, other entity or bank.

          With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently the funds and portfolios do not contemplate borrowing money for leverage, but if a fund or portfolio does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund or portfolio to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Rule 2a-7 under the 1940 Act may limit a fund’s and portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

          With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a fund or portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund or portfolio may be considered to be an underwriter under the 1933 Act. Rule 2a-7 under the 1940 Act may limit a fund’s and portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

          With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund or portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans. Rule 2a-7 under the 1940 Act may limit a fund’s and portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

          With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin. Rule 2a-7 under the 1940 Act may limit a fund’s and portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

          With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. The policy in (5) above will be interpreted not to prevent a fund and portfolio from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Rule 2a-7 under the 1940 Act may limit a fund’s and portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

          With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities. Rule 2a-7 under the 1940 Act may limit a fund’s and portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

          With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The SEC has taken the position that money market funds may reserve the right to invest without limit in obligations of domestic banks without being deemed to concentrate their investments. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund and portfolio as to how to classify issuers within or among industries.

          Each fund’s and portfolio’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

          Additional Fundamental Investment Policy

          As a fundamental policy, under normal market conditions, each Tax Free Fund invests at least 80% of its assets in municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the AMT, and with respect to each of Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves, that is also exempt from California, Connecticut and New York State and New York City personal income taxes, respectively.

          Diversification

          Citi Cash Reserves, Citi U.S. Treasury Reserves, Liquid Reserves Portfolio and U.S. Treasury Reserves Portfolio are each currently classified as a diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of a fund’s or portfolio’s total assets would be invested in securities of that issuer, or (b) a fund or portfolio would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, a fund or a portfolio cannot change its classification from diversified to non-diversified without shareholder approval.

          Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, and Tax Free Reserves Portfolio are each currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund is not subject to the limitations described above. Therefore, a non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. As a consequence, a non-diversified fund is subject to greater risk than a diversified fund. Under the 1940 Act, a fund or a portfolio may change its classification from non-diversified to diversified without shareholder approval.

MANAGEMENT

          The business and affairs of each fund and each portfolio are managed by or under the direction of the Board. The Board elects officers who are responsible for the day-to-day operations of each fund and each portfolio and who execute policies authorized by the Board.

          The current Trustees, including the Trustees of each fund and each portfolio who are not “interested persons” of such fund or portfolio (the “Independent Trustees”), as defined in the 1940 Act, and executive officers of each fund and each portfolio, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Independent Trustees:

Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	68

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); formerly, Director, Lapoint Industries (industrial filter company) (2002-2007) and Director, Alzheimer’s Association (New England Chapter) (1998-2008)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (2003 to 2004); former Special Advisor to the President, Texas A&M University (2002 to 2003); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)	68	None

Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	68	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	68	None

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	68	None

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)	68

Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	68	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	68	None

Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002)	68	None

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	68

Chairman since 2005 and Trustee since 2000, Eclipse Funds (3 funds); Chairman since 2005 and Director since 1990, Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since June 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since June 2007)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	68

Director, Cardinal Financial Corporation (since November 2006); Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	68	None

Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Interested Trustee and Officer:

R. Jay Gerken, CFA(3) Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 163 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or the “manager” and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	148	Former trustee, Consulting Group Capital Markets Funds (2002-2006)

(1)	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.

(3)	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years

Additional Officers:

Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (2006 to present); Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005)

David Castano Born 1971 55 Water Street New York, NY 10041	Controller	Since 2007

Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004). Accounting Manager at CAM (prior to 2003)

John Chiota Born 1968 100 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

Robert I. Frenkel Born 1954 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004)

Frances M. Guggino Born 1957 55 Water Street New York, NY 10041	Treasurer and Chief Financial Officer	Since 2004

Director of Legg Mason & Co. (since 2005); Director at CAM (1992 to 2005); Treasurer and/or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)

Jeanne M. Kelly Born 1951 620 Eighth Avenue New York, NY 10018	Senior Vice President	Since 2007

Managing Director, Legg Mason (since 2005); Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); formerly, Director—Global Fund Administration, CAM (from 1996-2005)

Name, Year of Birth and Address	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years

Thomas C. Mandia Born 1962 100 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

Matthew Plastina Born 1970 55 Water Street New York, NY 10041	Controller	Since 2007

Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessors (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason or its predecessor (from 2002 to 2007)

(1)	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

          Officers of the funds and portfolios receive no compensation from the funds or portfolios, although they may be reimbursed by the funds or portfolios for reasonable out-of-pocket travel expenses for attending Board meetings.

          The Board has four standing Committees: the Audit Committee, the Nominating and Governance Committee (referred to as the Nominating Committee), the Investment and Performance Committee (referred to as the Performance Committee) and the Pricing Committee. Each of the Audit, Nominating and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

          The Audit Committee oversees, among other things, the scope of the funds’ audit, the funds’ accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the funds, and the qualifications and independence of the funds’ independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the funds’ independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the funds by the independent registered public accounting firm and all permissible non-audit services provided by the funds’ independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the funds’ operations and financial reporting.

          The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

          The Nominating Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution that the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

          The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the funds’ investment management and subadvisory arrangements.

          The Pricing Committee is charged with determining the fair value prices for securities when required.

          The portfolios are also governed by a Board, which has the same committees as the funds’ Board.

          The Board oversees all of the fixed-income-type funds in the fund complex. All members of the Board previously have served on boards of Legg Mason Partners funds. The Board met 11 times during the funds’ and portfolios’ last fiscal year. The Audit, Nominating, Performance and Pricing Committees are recently established committees of the Board and met 4 , 4 , 6 and 12 times, respectively, during the funds’ and portfolios’ last fiscal year.

          The following table shows the amount of equity securities owned by the Trustees in the funds and other investment companies in the fund complex supervised by the Trustees as of December 31, 2007.

Dollar Range of Equity Securities in the Funds
Name of Trustee	Citi Cash Reserves	Citi U.S. Treasury Reserves	Citi Tax Free Reserves	Citi California Tax Free Reserves	Citi Connecticut Tax Free Reserves	Citi New York Tax Free Reserves	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee
Independent Trustees
Elliott J. Berv	None	None	None	None	None	None	None
A. Benton Cocanougher	None	None	None	None	None	None	Over $100,000
Jane F. Dasher	None	None	None	None	None	None	Over $100,000
Mark T. Finn	None	None	None	None	None	None	Over $100,000
Rainer Greeven	None	None	None	None	None	None	$10,001 - $50,000
Stephen Randolph Gross	None	None	None	None	None	None	None
Richard E. Hanson, Jr.	None	None	None	None	None	None	Over $100,000
Diana R. Harrington	$10,001-$50,000	None	None	None	None	None	$10,001- $50,000
Susan M. Heilbron	None	None	None	None	None	None	$10,001- $50,000
Susan B. Kerley	None	None	None	None	Over $100,000	None
Alan G. Merten	None	None	None	None	None	None	Over $100,000
R. Richardson Pettit	None	None	None	None	None	None	Over $100,000
Interested Trustee
R. Jay Gerken	None	None	None	None	None	None	Over $100,000

          As of December 1, 2008, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the funds.

          Information regarding compensation paid by each fund to its Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at Board meetings.

          Each fund pays a pro rata share of the Trustee fees based upon asset size. Each of the funds currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $160,000, plus $20,000 for each regularly scheduled Board meeting attended in person, $2,500 for each committee meeting attended in person, and

$2,500 for certain telephonic Board and committee meetings in which that Trustee participates. The lead Independent Trustee receives an additional $25,000 per year and the Chairs of the Audit Committee and Performance Committee each receives an additional $15,000 per year.

          The Trustees took office in April 2007. Information regarding compensation paid to the Trustees is shown below.

Name of Trustee	Cash Reserves	U.S. Treasury Reserves	Tax Free Reserves	California Tax Free Reserves	Connecticut Tax Free Reserves	New York Tax Free Reserves	Total Pension or Retirement Benefits Paid as Part of Fund Expenses (1)	Total Compensation from Fund Complex Paid to Trustee for Calendar Year Ended 12/31/07 (1)(2)	Number of Funds in Fund Complex Overseen by Trustee as of 12/31/07

Independent Trustees:
Elliott J. Berv	$1,647	$863	$504	$361	$517	$1,243	(1)	$506,630	68
A. Benton Cocanougher	1,828	951	559	401	573	1,379	(1)	725,864	68
Jane F. Dasher	1,663	868	509	365	522	1,254	$0	202,625	68
Mark T. Finn	1,647	863	504	361	517	1,243	(1)	505,579	68
Rainer Greevan	1,642	861	503	360	515	1,239	0	188,500	68
Stephen Randolph Gross	1,739	909	533	381	546	1,312	(1)	529,413	68
Richard E. Hanson, Jr.	1,649	857	505	362	517	1,243	0	192,775	68
Diana R. Harrington	1,748	921	536	382	549	1,319	(1)	556,295	68
Susan M. Heilbron	1,647	863	504	361	517	1,243	0	190,500	68
Susan B. Kerley	1,647	862	504	361	517	1,243	(1)	417,484	68
Alan G. Merten	1,631	851	500	358	512	1,230	(1)	604,757	68
R. Richardson Pettit	1,640	863	502	359	515	1,237	(1)	620,476	68

Interested Trustee:
R. Jay Gerken(2)	0	0	0	0	0	0	0	0	137

(1)

Pursuant to prior retirement plans, certain Trustees received aggregate retirement benefits from the fund complex as follows: Mr. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Finn: $306,079; Mr. Gross: $318,788; Ms. Harrington: $348,670; Ms. Kerley: $217,984; Mr. Merten: $405,257; and Mr. Pettit: $424,976. Under the retirement plans, these benefits were paid in 2007 in a lump sum (calculated on a net present value basis). Certain funds previously overseen by these Trustees paid a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have reimbursed applicable funds an amount equal to 50% of these benefits. The portions of these benefits paid by the fund complex and, if applicable, the funds for the periods shown above are included in the table.

(2)	Mr. Gerken was not compensated for his services as a Trustee because of his affiliation with the manager.

          As of December 1, 2008, the Trustees and officers as a group owned less than 1% of the outstanding shares of each class of each fund.

          As of November 28, 2008, to the knowledge of each fund, the following shareholders owned beneficially or of record 5% or more of the outstanding voting securities of the applicable class of each fund.

Fund	Class	Shareholder Name and Address	Percentage of Shares

CITI CASH RESERVES	Class N	CITICORP MORTGAGE INC. CITIGOLD MS 430 ATTN: RECONCILIATION 1000 TECHNOLOGY DR SAINT CHARLES, MO 63368-2240	84.99%

CITI CASH RESERVES	Class N	CITIGROUP GLOBAL MARKETS INC. 00109801250 333 WEST 34TH ST - 3RD FLOOR NEW YORK, NY 10001-2402	7.30%

CITI TAX FREE RESERVES	Class N	CITICORP MORTGAGE INC. CITIGOLD MS 430 ATTN: RECONCILIATION LONG ISLAND CITY, NY 11120-0001	70.38%

CITI TAX FREE RESERVES	Class N	CITIBANK NA ATTN: GLENCEL KINCH & DORSEY KIM 333 W 34TH ST FL 3 NEW YORK, NY 10001-2402	22.57%

CITI NEW YORK TAX FREE RESERVES	Class N	CITICORP MORTGAGE INC. CITIGOLD MS 430 ATTN: RECONCILIATION ATTN: JOHN MALANDRO LONG ISLAND CITY, NY 11120-0001	72.78%

CITI NEW YORK TAX FREE RESERVES	Class N	CITIGROUP GLOBAL MARKETS INC. 00109801250 333 WEST 34TH ST - 3RD FLOOR NEW YORK NY 10001-2402	11.30%

CITI NEW YORK TAX FREE RESERVES	Class N	CITIBANK NA ATTN: GLENCEL KINCH & DORSEY KIM 333 W 34TH ST FL 3 NEW YORK NY 10001-2402	8.97%

CITI CONNECTICUT TAX FREE RESERVES	Class N	CITICORP MORTGAGE INC. CITIGOLD MS 430 ATTN: RECONCILIATION ATTN: JOHN MALANDRO 1000 TECHNOLOGY DR SAINT CHARLES, MO 63368-2240	77.83%

CITI CONNECTICUT TAX FREE RESERVES	Class N	CITIBANK NA ATTN: GLENCEL KINCH & DORSEY KIM 333 W 34TH ST - FL 3 LONG ISLAND CITY, NY 11120-0001	16.16%

CITI U.S. TREASURY RESERVES	Class N	CITICORP MORTGAGE INC. CITIGOLD MS 430 ATTN: RECONCILIATION ATTN: JOHN MALANDRO 1000 TECHNOLOGY DR LONG ISLAND CITY, NY 11120-0001	7.23%

CITI CALIFORNIA TAX FREE RESERVES	Class N	CITICORP MORTGAGE INC. CITIGOLD MS 430 ATTN: RECONCILIATION 1000 TECHNOLOGY DR SAINT CHARLES, MO 63368-2240	72.61%

CITI CALIFORNIA TAX FREE RESERVES	Class N	CITIBANK NA ATTN: GLENCEL KINCH & DORSEY KIM 333 W 34TH ST - FL 3 NEW YORK, NY 10001-2402	19.11%

CITI CONNECTICUT TAX FREE RESERVES — WESTERN ASSET CONNECTICUT MONEY MARKET	Class I	FIDUCIARY TRUST INTL-NON REVENUE ATTN JOHN CONTE 600 FIFTH AVE NEW YORK NY 10020-2326	51.85%

CITI CONNECTICUT TAX FREE RESERVES — WESTERN ASSET CONNECTICUT MONEY MARKET	Class I	FIDUCIARY TRUST INTL-NON REVENUE ATTN JOHN CONTE 600 FIFTH AVE NEW YORK NY 10020-2326	48.15%

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

          LMPFA serves as investment manager and provides administrative and certain oversight services to each of the funds and the portfolios, pursuant to an investment management agreement (each, a “Management Agreement”). LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as investment manager of other Legg Mason-sponsored funds. As of September 30, 2008, LMPFA’s total assets under management were approximately $198.8 billion. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2008, Legg Mason’s asset management operations had aggregate assets under management of approximately $841.9 billion.

          The manager has agreed, under each Management Agreement, subject to the supervision of the fund’s or portfolio’s Board, to provide the fund or portfolio with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s or portfolio’s portfolio of securities and other investments consistent with the fund’s or portfolio’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into a sub-advisory agreement, as described below.

          As compensation for services performed, facilities furnished and expenses assumed by the manager, each fund and portfolio pays the manager a fee computed daily at an annual rate of the fund’s or portfolio’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by each fund or portfolio necessary for the operation of the fund or portfolio, such as (i) supervising the overall administration of each fund or portfolio, including negotiation of contracts and fees with, and monitoring of performance and billings of, the funds’ and portfolios’ transfer agents, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining each fund’s and portfolio’s existence; and (v) maintaining the registration or qualification of each fund’s and portfolio’s shares under federal and state laws.

          Each Management Agreement will continue in effect for its initial term and thereafter from year to year, provided such continuance is specifically approved at least annually (a) by the Board or by a vote of a majority of the outstanding voting securities of such fund or portfolio (as defined in the 1940 Act), and (b) in either case, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

          Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund or portfolio on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund or portfolio, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. No Management Agreement is assignable by the Trust except with the consent of the manager.

          Each Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund or portfolio, but the manager is not protected against any liability to the fund to which the manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its duties or reckless disregard of its obligation and duties under the Management Agreement.

          Prior to August 1, 2006, CFM, which became a wholly-owned subsidiary of Legg Mason in December 2005, served as the manager of the funds and the portfolios.

          Subject to such policies as the Board of a portfolio or a fund, as applicable, may determine, the manager manages the securities of and makes investment decisions for each fund and each portfolio. Currently, advisory services for Citi Cash Reserves, Citi Tax Free Reserves and Citi U.S. Treasury Reserves are provided through its corresponding portfolio, but the manager may, if requested by the

Trustees, provide advisory services directly to such fund. In addition, the manager provides certain administrative services each fund and each portfolio under the Management Agreements.

          Each Management Agreement provides for the payment of a fee at an annual rate based on the fund’s average daily net assets in accordance with the following schedule:

          0.450% of the first $1 billion of average daily net assets;
          0.425% of the next $1 billion;
          0.400% of the next $3 billion;
          0.375% of the next $5 billion; and
          0.350% of net assets in excess of $10 billion.

          Prior to October 1, 2005, Citi Cash Reserves and Citi U.S. Treasury Reserves paid management fees of 0.55%, Citi Tax Free Reserves paid management fees of 0.50%, and Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves paid management fees of 0.45%. The manager may reimburse a fund or portfolio or waive all or a portion of its management fees.

          Citi Cash Reserves: For the fiscal year ended August 31, 2008, the aggregate fees paid by Liquid Reserves Portfolio to the manager, and to its affiliate, the subadviser, after waivers, were $34,276,548. For the fiscal year ended August 31, 2007, the aggregate fees paid by Liquid Reserves Portfolio to the manager, and to its affiliate, the subadviser, after waivers, were $43,681,085. For the fiscal year ended August 31, 2006, the aggregate fees paid by Liquid Reserves Portfolio to the manager, and to its affiliates, the subadviser and CFM, after waivers and reimbursements, were $28,130,222.

          For the fiscal year ended August 31, 2008, the aggregate fees paid by Citi Cash Reserves to the manager, and to its affiliate, the subadviser, after waivers, were $2,877,638. For the fiscal year ended August 31, 2007, the aggregate fees paid by Citi Cash Reserves to the manager, and to its affiliate, the subadviser, after waivers, were $4,430,981. For the fiscal year ended August 31, 2006, the aggregate fees paid by Citi Cash Reserves to the manager, and to its affiliates, the subadviser and CFM, after waivers, were $4,441,564.

          Citi U.S. Treasury Reserves: For the fiscal year ended August 31, 2008, the aggregate fees paid by U.S. Treasury Reserves Portfolio to the manager, and to its affiliate, the subadviser, after waivers, were $9,139,696. For the fiscal year ended August 31, 2007, the aggregate fees paid by U.S. Treasury Reserves Portfolio to the manager, and to its affiliate, the subadviser, after waivers, were $1,527,313. For the fiscal year ended August 31, 2006, the aggregate fees paid by U.S. Treasury Reserves Portfolio to the manager, and to its affiliates, the subadviser and CFM, after waivers and reimbursements, were $1,111,884.

          For the fiscal year ended August 31, 2008, the aggregate fees paid by Citi U.S. Treasury Reserves to the manager, and to its affiliate, the subadviser, after waivers, were $1,498,108. For the fiscal year ended August 31, 2007, the aggregate fees paid by Citi U.S. Treasury Reserves to the manager, and to its affiliate, the subadviser, after waivers, were $506,423. For the fiscal year ended August 31, 2006, the aggregate fees paid by Citi U.S. Treasury Reserves to the manager, and to its affiliates, the subadviser and CFM, after waivers, were $628,538.

          Citi Tax Free Reserves: For the fiscal year ended August 31, 2008, the aggregate fees paid by Tax Free Reserves Portfolio to the manager, and to its affiliate, the subadviser, after waivers were $3,576,058. For the fiscal year ended August 31, 2007, the aggregate fees paid by Tax Free Reserves Portfolio to the manager, and to its affiliate, the subadviser, after waivers were $2,400,518. For the fiscal year ended August 31, 2006, the aggregate fees paid by Tax Free Reserves Portfolio to the manager, and to its affiliates, the subadviser and CFM, after waivers and reimbursements, were $2,847,798.

          For the fiscal year ended August 31, 2008, the aggregate fees paid by Citi Tax Free Reserves to the manager, and to its affiliate, the subadviser, after waivers, were $831,158. For the fiscal year ended August 31, 2007, the aggregate fees paid by Citi Tax Free Reserves to the manager, and to its affiliate, the subadviser, after waivers, were $756,489. For the fiscal year ended August 31, 2006, the aggregate fees paid by Citi Tax Free Reserves to the manager, and to its affiliates, the subadviser and CFM, after waivers, were $648,886.

          Citi California Tax Free Reserves: For the fiscal year ended August 31, 2008, the aggregate fees paid by Citi California Tax Free Reserves to the manager, and to its affiliate, the subadviser, after waivers, were $952,347. For the fiscal year ended August 31, 2007, the aggregate fees paid by Citi California Tax Free Reserves to the manager, and to its affiliate, the subadviser, after waivers, were $962,766. For the fiscal year ended August 31, 2006, the aggregate fees paid by Citi California Tax Free Reserves to the manager, and to its affiliates, the subadviser and CFM, after waivers, were $816,937.

          Citi Connecticut Tax Free Reserves: For the fiscal year ended August 31, 2008, the aggregate fees paid by Citi Connecticut Tax Free Reserves to the manager, and to its affiliate, the subadviser, after waivers, were $1,891,069. For the fiscal year ended August 31, 2007, the aggregate fees paid by Citi Connecticut Tax Free Reserves to the manager, and to its affiliate, the subadviser, after waivers, were $1,629,000. For the fiscal year ended August 31, 2006, the aggregate fees paid by Citi Connecticut Tax Free Reserves to the manager, and to its affiliates, the subadviser and CFM, after waivers, were $1,387,998.

          Citi New York Tax Free Reserves: For the fiscal year ended August 31, 2008, the aggregate fees paid by Citi New York Tax Free Reserves to the manager, and to its affiliate, the subadviser, after waivers, were $3,730,411. For the fiscal year ended August 31, 2007, the aggregate fees paid by Citi New York Tax Free Reserves to the manager, and to its affiliate, the subadviser, after waivers, were $3,777,231. For the fiscal year ended August 31, 2006, the aggregate fees paid by Citi New York Tax Free Reserves to the manager, and to its affiliates, the subsadviser and CFM, after waivers, were $3,595,952.

Subadviser

          Western Asset provides the day-to-day portfolio management for each fund and each portfolio as subadviser, pursuant to a sub-advisory agreement with respect to such fund or portfolio (each, a “Sub-Advisory Agreement”). Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2008, total assets under management by Western Asset and its supervised affiliates were approximately $585.5 billion.

          Under each Sub-Advisory Agreement, subject to the supervision of the Board and the manager, the subadviser regularly provides with respect to the portion of the fund’s or portfolio’s assets allocated to the subadviser by the manager investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the fund’s or portfolio’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under the Sub-Advisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Sub-Advisory Agreement as a result of any delegation.

          Each Sub-Advisory Agreement will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually with respect to a fund or portfolio (a) by the Board or by a majority of the outstanding voting securities of the fund or portfolio (as defined in the 1940 Act) and, (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

          The Board or a majority of the outstanding voting securities of the fund or portfolio (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement on not more than 60 days’ or less than 30 days’ written notice to the subadviser without penalty. The subadviser may terminate the Sub-Advisory Agreement on not less than 90 days’ written notice to the fund and the manager without penalty. The manager and the subadviser may terminate the Sub-Advisory Agreement upon their mutual written consent. Each Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign the Sub-Advisory Agreement except with the subadviser’s consent.

          The Sub-Advisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Sub-Advisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund or portfolio, but the subadviser is not protected against any liability to the fund or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

          As compensation for its services, including the services of any consultants retained by the subadviser, the manager pays to the subadviser out of the management fee the manager receives from a fund or portfolio a fee equal to 70% of the management fee, net of expense waivers and reimbursements.

Expenses

          In addition to amounts payable under the Management Agreements and, with respect to the funds, the 12b-1 Plan (as discussed below), each fund and each portfolio is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund or portfolio; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s or portfolio’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s or portfolio’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s or portfolio’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders or the portfolio’s investors; costs of stationery; website costs; costs of meetings of the Board or any committee thereof; meetings of shareholders and other meetings of the fund or portfolio; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund or portfolio, if any; the fund’s or portfolio’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund or portfolio and its officers, Board members and employees; and litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund or portfolio is a party and the legal obligation which the fund or portfolio may have to indemnify the fund’s or portfolio’s Board members and officers with respect thereto.

          Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such expense caps, waivers and/or reimbursements are described in the funds’ and portfolios’ Prospectuses. The contractual and voluntary expense caps, fee waivers and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund, portfolio or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class, or a meeting of investors of a portfolio (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time. In addition, voluntary expense caps and voluntary fee waivers and/or reimbursements do not cover interest expenses.

          A voluntary expense cap may be reduced or terminated at any time. In order to implement a voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily foregone or reimbursed by the manager to the fund or portfolio during the same fiscal year if the fund’s or portfolio’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the fund or portfolio, in the fund’s or portfolio’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the voluntary expense cap and recapture arrangement.

Distributor

          LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, serves as the funds’ sole and exclusive distributor pursuant to written agreements (the “Distribution Agreement”).

          For the period from December 1, 2005 to November 30, 2007, Citigroup Global Markets Inc. (“CGMI”), an indirect wholly-owned subsidiary of Citigroup, served as the funds’ co-distributor, along with LMIS. Prior to December 1, 2005, CGMI served as the funds’ distributor.

          Under the Distribution Agreement, the distributor is appointed as exclusive principal underwriter and distributor in connection with the offering and sale of shares of the fund. The distributor offers the shares on an agency or “best efforts” basis under which each fund issues only the number of shares actually sold.

          The Distribution Agreement is renewable from year to year, with respect to each fund, if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

          The Distribution Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

          LMIS may be deemed to be an underwriter for purposes of the 1933 Act.

Services and Distribution Plan

          The Trust, on behalf of each fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, each fund may pay monthly fees to LMIS at an annual rate not to exceed 0.25% of the average daily net assets of the fund attributable to that class in the case of Class N shares, and not to exceed 0.10% of the average daily net assets of the fund attributable to that class in the case of Western Asset Connecticut Money Market—Class A shares. Each fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

          Fees under the 12b-1 Plan may be used to make payments to the distributor and to other parties in respect of the sale of shares of the funds for distribution services and for preparation, printing, and distribution of prospectuses, statements of additional information and reports to prospective investors and for recipients other than existing shareholders. Each fund also may make payments to the distributor and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

          Since fees paid under the 12b-1 Plan are not tied directly to expenses, the amount of the fees paid by a class of a fund during any year may be more or less than actual expenses incurred pursuant to the 12b-1 Plan (except as otherwise described in the next paragraph). This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the expenses exceed the fees provided for by the applicable 12b-1 Plan, the funds will not be obligated to pay more than those fees and, if expenses incurred are less than the fees paid to the distributor and others, they will realize a profit.

          The 12b-1 Plan recognizes that various service providers to the funds, such as their manager, may make payments for distribution, marketing or sales related expenses out of their own resources of any kind, including past profits, or payments received from the funds for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the funds, the payments are deemed to be authorized by the 12b-1 Plan.

          Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and 12b-1 fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of a fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

          Payments made by each fund for the past three fiscal years under the 12b-1 Plan are set forth below.

          Citi Cash Reserves: For the fiscal years ended August 31, 2006 and 2007, the fund paid, after waivers, $3,839,842 and $3,560,517, respectively, to LMIS and CGMI under the 12b-1 Plan for Class N shares. For the fiscal year ended August 31, 2008, the fund paid, after waivers, $3,319,252 to LMIS under the 12b-1 Plan for Class N shares.

          Citi U.S. Treasury Reserves: For the fiscal years ended August 31, 2006 and 2007 the fund paid, after waivers, $627,560 and $519,847, respectively, to LMIS and CGMI under the 12b-1 Plan for Class N shares. For the fiscal year ended August 31, 2008, the fund paid, after waivers, $1,737,293 to LMIS under the 12b-1 Plan for Class N shares.

          Citi Tax Free Reserves: For the fiscal years ended August 31, 2006 and 2007, the fund paid, after waivers, $976,719 and $989,055, respectively, to LMIS and CGMI under the 12b-1 Plan for Class N shares. For the fiscal year ended August 31, 2008, the fund paid, after waivers, $1,031,914 to LMIS under the 12b-1 Plan for Class N shares.

          Citi California Tax Free Reserves: For the fiscal years ended August 31, 2006 and 2007, the fund paid, after waivers, $654,309 and $713,413, respectively, to LMIS and CGMI under the 12b-1 Plan for Class N shares. For the fiscal year ended August 31, 2008, the fund paid, after waivers, $727,184 to LMIS under the 12b-1 Plan for Class N shares.

          Citi Connecticut Tax Free Reserves

          Class N Shares: For the fiscal years ended August 31, 2006 and 2007, the fund paid, after waivers, $135,079 and $138,561, respectively, to LMIS and CGMI under the 12b-1 Plan for Class N shares. For the fiscal year ended August 31, 2008, the fund paid, after waivers, $139,059 to LMIS under the 12b-1 Plan for Class N shares.

          Western Asset Connecticut Money Market—Class A Shares: For the fiscal years ended August 31, 2006 and 2007, the fund paid, after waivers, $148,668 and $202,376, respectively, to LMIS and CGMI under the 12b-1 Plan for Class A shares. For the fiscal year ended August 31, 2008, the fund paid, after waivers, $243,139 to LMIS under the 12b-1 Plan for Class A shares.

          Citi New York Tax Free Reserves: For the fiscal years ended August 31, 2006 and 2007, the fund paid, after waivers, $2,585,321 and $2,599,337, respectively, to LMIS and CGMI under the 12b-1 Plan for Class N shares. For the fiscal year ended August 31, 2008, the fund paid, after waivers, $2,523,484 to LMIS under the 12b-1 Plan for Class N shares.

          For the fiscal year ended August 31, 2008, LMIS incurred the following distribution expenses under the 12b-1 Plan for each fund. Distribution expenses may include compensation of service agents, advertising, printing and mailing of prospectuses, support services and overhead expense.

Fund	Financial Consultant Compensation	Third Party Service Fees	Third Party Distribution Fee	Marketing Expense	Printing Expense	Total Current Expense
Citi Cash Reserves
Class N	$0	$3,254,492	$0	$0	N/A	$3,254,492

Citi U.S. Treasury Reserves
Class N	0	1,656,697	0	0	N/A	1,656,697

Citi Tax Free Reserves
Class N	0	1,011,782	0	0	N/A	1,011,782

Citi California Tax Free Reserves
Class N	0	717,656	0	0	N/A	717,656

Citi Connecticut Tax Free Reserves
Class N	0	134,853	0	0	N/A	134,853
Class A	0	240,139	0	0	N/A	240,139

Citi New York Tax Free Reserves
Class N	0	2,469,191	0	0	N/A	2,469,191

          For the fiscal year ended August 31, 2008, CGMI incurred the following distribution expenses under the 12b-1 Plan for each fund. Distribution expenses may include compensation of service agents, advertising, printing and mailing of prospectuses, support services and overhead expense.

Fund	Financial Consultant Compensation	Third Party Service Fees	Branch Expenses	Marketing Expense	Printing Expense	Total Current Expense
Citi Cash Reserves
Class N	$0	$0	$56,180	N/A	N/A	$56,180

Citi U.S. Treasury Reserves
Class N	0	0	18,323	N/A	N/A	18,323

Citi Tax Free Reserves
Class N	0	0	9,580	N/A	N/A	9,580

Citi California Tax Free Reserves
Class N	0	0	5,990	N/A	N/A	5,990

Citi Connecticut Tax Free Reserves
Class N	0	0	1,218	N/A	N/A	1,218
Class A	18,301	0	26,408	N/A	N/A	44,709

Citi New York Tax Free Reserves
Class N	0	0	39,560	N/A	N/A	39,560

Dealer Commissions and Concessions

          From time to time, the funds’ distributor or the manager, at their expense, may provide additional commissions, compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the funds. Such concessions provided by the funds’ distributor or the manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer-sponsored events. From time to time, the funds’ distributor or manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA.

Code of Ethics

          Pursuant to Rule 17j-1 of the 1940 Act, each of the funds, the portfolios and their manager, subadviser and distributor has adopted a Code of Ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds or portfolios. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

          Copies of the Codes of Ethics of the funds, the portfolios and their manager, subadviser and distributor are on file with the SEC.

Proxy Voting Policies & Procedures

          Although individual Trustees may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

          LMPFA delegates the responsibility for voting proxies for the funds and portfolios, as applicable, to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the funds or portfolios. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the funds or portfolios, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the funds and portfolios as required for the funds and portfolios to comply with applicable rules under the 1940 Act.

          The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the funds’ and portfolios’ portfolio securities are voted and are attached as Appendix F to this SAI. Information regarding how each fund and portfolio voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Counsel

          Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, serves as counsel to each fund and portfolio.

          Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to each of the Independent Trustees of the Board.

Independent Registered Public Accounting Firm

          KPMG LLP, independent registered public accounting firm, 345 Park Avenue, New York, NY 10154, has been selected to audit and report upon the portfolios’ and the funds’ financial statements and financial highlights for the fiscal year ending August 31, 2009.

Custodian and Transfer Agents

          State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the funds and the portfolios. State Street, among other things, maintains a custody account or accounts in the name of the funds and the portfolios; receives and delivers all assets for the funds and the portfolios upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the funds and the portfolios; and makes disbursements on behalf of the funds and the portfolios. State Street neither determines the funds’ or the portfolios’ investment policies, nor decides which securities the funds and the portfolios will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The funds and the portfolios may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the funds’ and the portfolios’ securities lending agent and in that case would receive a share of the income generated by such activities.

          Each of the funds has entered into a transfer agency agreement with Boston Financial Data Services, Inc. (“BFDS”), pursuant to which BFDS acts as a co-transfer agent. The principal business office of BFDS is located at 2 Heritage Drive, North Quincy, MA 02171.

          PNC Global Investment Servicing (U.S.) Inc. (“PNC” or “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, also serves as a co-transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the funds, handles certain communications between shareholders and the funds and portfolios and distributes dividends and distributions.

PURCHASE OF SHARES

General

          Investors may purchase shares from a service agent. In addition, certain investors may purchase shares directly from the funds. Each fund offers Class N shares and Citi Connecticut Tax Free Reserves offers two additional classes, Western Asset Connecticut Money Market—Class A and Class I shares.

          Shareholders of Western Asset Connecticut Money Market—Class A and Class I shares may purchase additional shares through a service known as the Systematic Investment Plan. For more information, please see the Western Asset Connecticut Money Market—Class A and Class I Prospectus. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by a service agent or the transfer agent. Additional information is available from the fund or a service agent.

          For additional information regarding applicable investment minimums and eligibility requirements for purchases of fund shares, please see the funds’ Prospectuses.

          There are no minimum investment requirements for purchases of Western Asset Connecticut Money Market—Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its subsidiaries, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Contingent Deferred Sales Charge Provisions

          “Contingent deferred sales charge shares” are Western Asset Connecticut Money Market—Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

          Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

          Western Asset Connecticut Money Market—Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

          In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Legg Mason Partners mutual funds. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The fund’s distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

          The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (c) involuntary redemptions; and (d) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise.

          A shareholder who has redeemed shares from other Legg Mason Partners funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

          Contingent deferred sales charge waivers will be granted subject to confirmation by a distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

REDEMPTION OF SHARES

General

          The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets a fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s or portfolio’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

          If a shareholder holds shares in more than one class, any request for redemption must specify, among other things, the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh day following receipt of the redemption request in good order, except as otherwise permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, may take up to ten days. Each service agent is responsible for transmitting promptly orders for its customers.

          The service agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each service agent.

          Additional Information Regarding Telephone Redemption and Exchange Program. Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

          An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders of Western Asset Connecticut Money Market Class A and Class I shares as described in the Prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would be disadvantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or, if permitted, between classes of the fund. All dividends and distributions on shares in the Withdrawal Plan must be reinvested automatically at net asset value in additional shares of the fund.

          Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for the Withdrawal Plan members. For additional information shareholders should contact their service agents. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month, however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 13th day of the month.

Involuntary Redemptions of Shares

          Subject to applicable law, the Trustees may cause a shareholder’s shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder’s ownership is not in the best interests of the other shareholders of that fund (for example, in the case of a market timer). See “Issuance and Redemption of Shares”.

EXCHANGE PRIVILEGE

General

          The exchange privilege enables shareholders to acquire shares in another fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a service agent. The funds’ Prospectuses describe the requirements for exchanging shares of the funds.

          Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then-current net asset value. The funds reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

          Class N Exchanges. Class N shares of the funds may be exchanged for shares of any other fund offered in the CitiFunds family of funds. The exchange privilege for Class N shares may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.

          Western Asset Connecticut Money Market—Class A and Class I Exchanges. Class A and Class I shares of the fund may be exchanged for shares of the same class of other Legg Mason Partners funds and certain other funds such as Western Asset money market funds managed by the manager or its affiliates. Class A shares of the fund will be subject to the applicable sales charge upon the exchange of such shares for Class A shares of another Legg Mason Partners fund sold with a sales charge. Class I shareholders of the fund who wish to exchange all or a portion of their Class I shares for Class I shares in another fund may do so without imposition of any sales charge.

Additional Information Regarding the Exchange Privilege

          The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent purchases and redemptions of fund shares” in the Prospectus.

          During times of drastic economic or market conditions, each fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

          Certain shareholders may be able to exchange shares by telephone. See the fund’s prospectus for additional information. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

          The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a service agent, their service agent to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

          The net asset value of each share of each class of the funds is determined on such days and at such time as is set forth in the Prospectuses. Net asset value is calculated for each class of a fund by dividing the value of the fund’s net assets (i.e., the value of its assets attributable to a class, including its investment in its underlying portfolio, if any, less its liabilities, including expenses payable or accrued) by the number of the shares of the class outstanding at the time the determination is made. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is closed for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. As of the date of this SAI, the Securities Industry and Financial Markets Association (SIFMA) recommends an early close to the bond markets on the business day preceding the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

          The value of a portfolio’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the corresponding fund is determined. The net asset value of a fund’s investment in the corresponding portfolio is equal to the fund’s pro rata share of the total investment of the fund and of other investors in the portfolio less the fund’s pro rata share of the portfolio’s liabilities.

          It is anticipated that the net asset value of each share of each fund will remain constant at $1.00 and, although no assurance can be given that they will be able to do so on a continuing basis, as described below, the funds employ specific investment policies and procedures to accomplish this result.

          The securities held by a fund or portfolio are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates or other conditions cause the market value (or deemed market value) of the securities held by the fund or portfolio to deviate more than ½ of 1% from their value determined on the basis of amortized cost, the applicable Board will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price the fund or portfolio would receive if the instrument were sold. For purposes of determining the extent of the deviation from amortized cost, in determining the market value of the securities held by a fund or portfolio, the fund will, to the extent permitted by the Staff of the Securities and Exchange Commission, deem those securities with remaining maturities of 60 days or less to have values equal to their values calculated using the amortized cost method, even if the actual market value of these securities is less than amortized cost.

          As noted above, should the deviation from amortized cost exceed ½ of 1% for a fund or portfolio, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to investors in the fund or portfolio. Such action may include withdrawal in kind, selling securities prior to maturity and utilizing a net asset value as determined by using available market quotations.

          Because of the short-term maturities of the portfolio investments of each fund, the funds do not expect to realize any material long-term capital gains or losses. Any net realized short-term capital gains will be declared and distributed to the funds’ shareholders annually after the close of each fund’s fiscal year. Distributions of short-term capital gains are taxable to shareholders as described in “Taxes”. Any realized short-term capital losses will be offset against short-term capital gains or, to the extent possible, utilized as capital loss carryover. Each fund may distribute short-term capital gains more frequently than annually, reduce shares to reflect capital losses or make distributions of capital if necessary in order to maintain the fund’s net asset value of $1.00 per share.

          It is expected that each fund (and each class of a fund) will have a positive net income at the time of each determination thereof. If for any reason a fund’s or a class’ net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, or if a fund’s expenses exceeded its income, the fund would first offset the negative amount with respect to each shareholder account in that fund or class from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the fund would reduce the number of outstanding fund shares of that fund or class by treating each shareholder as having contributed to the capital of the fund that number of full and fractional shares in the shareholder’s account which represents the shareholder’s share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by investment in the fund.

PORTFOLIO TRANSACTIONS

          The portfolios’ and the funds’ purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases, and no such commissions have been paid by the portfolios or the funds during the past three fiscal years. The portfolios and the funds do not anticipate paying brokerage commissions. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

          Allocation of transactions, including their frequency, to various dealers is determined by the subadviser in its best judgment and in a manner deemed to be in the best interest of investors in the applicable fund or portfolio rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price, although a portfolio or fund may not necessarily be paying the lowest price available.

          The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the portfolios and the funds may purchase securities that are offered in underwritings in which a Legg Mason affiliate participates. These procedures prohibit the portfolios and the funds from directly or indirectly benefiting a Legg Mason affiliate in connection with such underwritings. In addition, for underwritings where a Legg Mason affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the portfolios or the funds could purchase in the underwritings.

          In certain instances there may be securities that are suitable as an investment for a fund or portfolio as well as for one or more of the subadviser’s other clients. Investment decisions for the funds and the portfolios and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the funds and the portfolios. When purchases or sales of the same security for a fund or portfolio and for other funds managed by the subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

DISCLOSURE OF PORTFOLIO HOLDINGS

          For funds in the Legg Mason Partners family of funds, each fund’s Board has adopted policies and procedures developed by LMPFA with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about the funds’ portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a fund’s portfolio holdings is in the best interests of the fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of the manager, the fund’s distributor or their affiliates be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding the fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

          LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

          Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar-quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month-end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end, and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

          The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.

A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.

A fund’s sector weightings, yield and duration (for fixed-income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.

A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees, and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

          Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the funds’ Board.

          The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported annually to the funds’ Board.

          The funds and portfolios typically disclose their complete portfolio holdings approximately 25 days after calendar month-end on Legg Mason’s website, http://www.leggmason.com/individualinvestors. However, as an exception to the funds’ and portfolios’ policy, as of the date of this SAI, the funds and portfolios are currently disclosing their complete portfolio holdings approximately 10 days after calendar month-end on that website, although the funds and portfolios may discontinue this practice in the future.

          Set forth below is a list, as of August 31, 2007, of those parties with whom LMPFA, on behalf of the funds and portfolios, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination

State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None
The Bank of New York	Daily	None
Thomson	Semi-annually	None
Dataware	Daily	None
ITG	Daily	None

          Portfolio holdings information for the funds and portfolios may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination

Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 Business Days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
SunTrust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night*	1 Business Day*
Moody’s (Rating Agency)	Monthly*	6-8 Business Days*
Electra Information Systems	Daily	None
SunGard	Daily	None

*	For a money market fund, the frequency of the release of information to this recipient may be weekly and there may be no delay in the release of the information.

          The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties who have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account may be able to infer the portfolio holdings of the fund from the portfolio holdings in the investor’s account.

THE TRUST

          The Trust is a business trust organized under the laws of the State of Maryland. Shares of the Trust are divided into separate series, including Citi Cash Reserves, Citi U.S. Treasury Reserves, Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves, and Citi New York Tax Free Reserves (each also referred to herein without the initial “Citi”). Citi Cash Reserves and Citi U.S. Treasury Reserves are diversified series of the Trust, and Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves, and Citi New York Tax Free Reserves are non-diversified series of the Trust.

          Prior to April 16, 2007, the funds were each a series of CitiFunds Trust III, a business trust organized under the laws of the Commonwealth of Massachusetts. Prior to October 23, 2000, Citi Cash Reserves and Citi U.S. Treasury Reserves were called CitiFunds Cash Reserves and CitiFunds U.S. Treasury Reserves, respectively, and prior to January 2, 1998, were called Landmark Cash Reserves and Landmark U.S. Treasury Reserves, respectively. Prior to December 7, 2001, Citi Tax Free Reserves was organized as a separate business trust under the laws of the Commonwealth of Massachusetts. The predecessor of Citi Tax Free Reserves was organized on June 21, 1985 and was the successor to the business of The Landmark Funds Tax Free Reserves, Inc., which was incorporated under the laws of the State of Maryland in 1983. Prior to December 7, 2001, each of Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves were organized as series of a separate business trust called CitiFunds Multi-State Tax Free Trust. CitiFunds Multi-State Tax Free Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on August 30, 1985.

          All references in this SAI to the activities of the funds are intended to include those of their respective predecessors, if any, unless the context indicates otherwise. References in this SAI to the Prospectuses are to the Prospectus dated December 31, 2008, as supplemented from time to time, of the Class N shares of the funds, and the Prospectus dated December 31, 2008, of Western Asset Connecticut Money Market—Class A and Class I shares, by which shares of the funds are offered.

          Each of the funds is a type of mutual fund called a “money market fund.” Citi Tax Free Reserves is referred to as a “tax-exempt money market fund.” Each of Citi California Tax Free Reserves and Citi Connecticut Tax Free Reserves is a type of fund commonly referred to as a “double tax-exempt money market fund,” and Citi New York Tax Free Reserves is a type of fund commonly referred to as a “triple tax-exempt money market fund.” The net asset value of each fund’s shares is expected to remain constant at $1.00, although there can be no assurance that this will be so on a continuing basis. (See “Valuation of Shares”).

          Each of Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves is referred to as a “Tax Free Fund.” Each Tax Free Fund is non-diversified.

          The Trust. The Certificate of Trust to establish the Trust was filed with the State of Maryland on October 4, 2006. As of April 16, 2007, each fund was redomiciled as a series of the Trust. Immediately prior to such redomiciliation, each fund was reorganized on April 16, 2007 as a series of CitiFunds Trust III, a Massachusetts business trust.

          Each fund is an open-end, management investment company.

          Each fund is a series of the Trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the Trust’s Declaration of Trust (the “Declaration”). Some of the more significant provisions of the Declaration are described below.

          Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

          A fund is not required to hold an annual meeting of shareholders, but the funds will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

          Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

          Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

          Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if a fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

          Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

          Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

          Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

          Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

          Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. A Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Declaration limits a Trustee’s liability to the Trust or any shareholder to the full extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

          The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead Independent Trustee, audit committee financial expert or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

          Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Declaration also requires that shareholders owning shares representing at least 5% of the voting power of the affected funds must join in bringing the derivative action. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the funds. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the funds’ costs, including attorneys’ fees.

          The Declaration further provides that the funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the funds are obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the funds be brought only in federal court in

Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

          With respect to funds in a master/feeder structure, the master fund (called a portfolio) in which a fund invests is a series of Master Portfolio Trust, a Maryland business trust, and is also governed by a Declaration of Trust similar to the fund’s Declaration. Whenever a vote is submitted to the portfolio’s investors, a fund will generally call a meeting of its own shareholders. To the extent it does not receive instructions from its shareholders, a fund will vote its shares in the portfolio in the same proportion as the vote of shareholders who do give voting instructions. Alternatively, without seeking instructions from its shareholders, a fund could vote its shares in the portfolio in proportion to the vote of all the other investors in the portfolio.

          With respect to funds in a master/feeder structure, a fund may add to or reduce its investment in the portfolio on each business day. At 4:00 p.m., Eastern time, for Liquid Reserves Portfolio, 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio and 12:00 noon, Eastern time, for Tax Free Reserves Portfolio, on each such business day, the value of each investor’s interest in the portfolio is determined by multiplying the net asset value of the portfolio by the percentage representing that investor’s share of the aggregate beneficial interests in the portfolio effective for that day. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor’s percentage of the aggregate beneficial interests in the portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the portfolio as of 4:00 p.m. Eastern time, for Liquid Reserves Portfolio, 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio and 12:00 noon, Eastern time, for Tax Free Reserves Portfolio, on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the portfolio as of 4:00 p.m., Eastern time, for Liquid Reserves Portfolio, 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio and 12:00 noon, Eastern time, for Tax Free Reserves Portfolio, on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the portfolio by all investors in the portfolio. The percentage so determined is then applied to determine the value of the investor’s interest in the portfolio as of 4:00 p.m., Eastern time, for Liquid Reserves Portfolio, 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio and 12:00 noon, Eastern time, for Tax Free Reserves Portfolio, on the following business day of the portfolio.

TAXES

          The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the funds and their shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisers about the impact an investment in a fund may have on their own tax situations.

          Each of the funds has elected to be treated and intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund’s gross income, the amount of fund distributions (as a percentage of a fund’s overall income, and in the case of a Tax Free Fund, as a percentage of its tax-exempt income), and the composition of the fund’s portfolio assets. Provided all such requirements are met and all of a fund’s net investment income and realized capital gains are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes generally will be required to be paid by the fund. If a fund should fail to qualify as a regulated investment company for any year, the fund would incur a regular corporate federal and state income tax upon its taxable income and fund distributions would generally be taxable as ordinary dividend income to shareholders and would generally be subject to withholding at the rate of 30% in the case of shareholders who are neither citizens nor residents of the United States.

          Investment income received by Citi Cash Reserves from non-U.S. investments may be subject to foreign income taxes withheld at the source; Citi Cash Reserves does not expect to be able to pass through to shareholders any foreign tax credit or deduction with respect to those foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle Citi Cash Reserves to a reduced rate of tax or an exemption from tax on these investments. It is not possible to determine Citi Cash Reserves’ effective rate of foreign tax in advance since that rate depends upon the proportion of the Liquid Reserves Portfolio’s assets ultimately invested within various countries.

          The portion of a Tax Free Fund’s distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the fund as an “exempt-interest dividend” under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the fund’s assets consists of tax-exempt securities at the close of each quarter of the fund’s taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal AMT, and all exempt-interest dividends may increase a corporate shareholder’s AMT. Unless the Tax Free Fund provides shareholders with actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the fund of net investment income made during each fiscal year of the fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from a Tax Free Fund on their federal income tax returns.

          Because each fund expects to earn primarily interest income, it is expected that no fund distributions will qualify for the dividends received deduction for corporations. For the same reason, the funds do not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates.

          With respect to Citi California Tax Free Reserves, under existing California law, if, at the close of each quarter of its taxable year, the fund continues to qualify for the special federal income tax treatment afforded regulated investment companies and at least 50% of the value of the fund’s total assets consist of California Exempt-Interest Securities, then “California exempt-interest dividends” attributable to such securities will be exempt from California personal income tax. A “California exempt-interest dividend” is any dividend distributed by Citi California Tax Free Reserves to the extent that it is derived from the interest received by the fund from California Exempt-Interest Securities (less related expenses) and designated as such by written notice to shareholders. Distributions other than “California exempt-interest dividends” by Citi California Tax Free Reserves to California residents will be subject to California personal income tax. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of fund shares will not be deductible for California personal income tax purposes if the fund distributes dividends that are exempt from California taxation. The foregoing is only a brief summary of some of the important tax considerations generally affecting the taxation of dividends received by shareholders that are subject to California personal income tax. Potential investors, including, in particular, investors who may be subject to other taxes, such as California corporate franchise tax, California corporate income tax or taxes of other jurisdictions, should consult with their own tax advisers.

LEGAL MATTERS

          Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, a former distributor of the funds and other affiliated funds (collectively the “funds”), SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

          On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

          On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against the funds or their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

          On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal has been briefed, and the parties await oral argument.

          Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

          On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

          The funds (other than the Western Asset Connecticut Money Market Class A shares of Citi Connecticut Tax Free Reserves) are not Affected Funds and therefore did not implement the transfer agent arrangements described above and therefore will not receive any portion of the distributions.

           On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

* * *

          Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

          On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

* * *

          On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

          The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

          In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal has been briefed and the parties await oral argument.

* * *

          The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

          The audited financial statements of Citi Cash Reserves (Statement of Assets and Liabilities as of August 31, 2008, Statement of Operations for the year ended August 31, 2008, Statement of Changes in Net Assets for each of the years in the two-year period ended August 31, 2008, Financial Highlights for each of the years in the five-year period ended August 31, 2008, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm) and of Liquid Reserves Portfolio (Schedule of Investments as of August 31, 2008, Statement of Assets and Liabilities as of August 31, 2008, Statement of Operations for the year ended August 31, 2008, Statement of Changes in Net Assets for each of the years in the two-year period ended August 31, 2008, Financial Highlights for each of the years in the five-year period ended August 31, 2008, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), each of which is included in the Annual Report to Shareholders of Citi Cash Reserves, are incorporated by reference into this SAI (Filed on November 7, 2008; Accession Number 0000930413-08-006516).

          The audited financial statements of Citi U.S. Treasury Reserves (Statement of Assets and Liabilities as of August 31, 2008, Statement of Operations for the year ended August 31, 2008, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2008, Financial Highlights for each of the years in the five-year period ended August 31, 2008, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm) and of U.S. Treasury Reserves Portfolio (Schedule of Investments as of August 31, 2008, Statement of Assets and Liabilities as of August 31, 2008, Statement of Operations for the year ended August 31, 2008, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2008, Financial Highlights for each of the years in the five-year period ended August 31, 2008, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), each of which is included in the Annual Report to Shareholders of Citi U.S. Treasury Reserves, are incorporated by reference into this SAI (Filed on November 7, 2008; Accession Number 0000930413-08-006511).

          The audited financial statements of Citi Tax Free Reserves (Statement of Assets and Liabilities as of August 31, 2008, Statement of Operations for the year ended August 31, 2008, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2008, Financial Highlights for each of the years in the five-year period ended August 31, 2008, Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm) and of Tax Free Reserves Portfolio (Schedule of Investments as of August 31, 2008, Statement of Assets and Liabilities as of August 31, 2008, Statement of Operations for the year ended August 31, 2008, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2008, Financial Highlights for each of the years in the five-year period ended August 31, 2008, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), each of which is included in the Annual Report to Shareholders of Citi

Tax Free Reserves, are incorporated by reference into this SAI (Filed on November 7, 2008; Accession Number 0000930413-08-006510).

          The audited financial statements of Citi California Tax Free Reserves (Schedule of Investments as of August 31, 2008, Statement of Assets and Liabilities as of August 31, 2008, Statement of Operations for the year ended August 31, 2008, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2008, Financial Highlights for each of the years in the five-year period ended August 31, 2008, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), which are included in the Annual Report to Shareholders of Citi California Tax Free Reserves, are incorporated by reference into this SAI (Filed on November 7, 2008; Accession Number 0000930413-08-006536).

          The audited financial statements of Citi Connecticut Tax Free Reserves (Schedule of Investments as of August 31, 2008, Statement of Assets and Liabilities as of August 31, 2007, Statement of Operations for the year ended August 31, 2008, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2008, Financial Highlights for each of the years in the five-year period ended August 31, 2008, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), which are included in the Annual Report to Shareholders of Citi Connecticut Tax Free Reserves, are incorporated by reference into this SAI (Filed on November 7, 2008; Accession Number 0000930413-08-006497).

          The audited financial statements of Citi New York Tax Free Reserves (Schedule of Investments as of August 31, 2008, Statement of Assets and Liabilities as of August 31, 2008, Statement of Operations for the year ended August 31, 2008, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2008, Financial Highlights for each of the years in the five-year period ended August 31, 2008, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), which are included in the Annual Report to Shareholders of Citi New York Tax Free Reserves, are incorporated by reference into this SAI (Filed on November 7, 2008; Accession Number 0000930413-08-006494).

APPENDIX A

DESCRIPTIONS OF RATINGS OF MUNICIPAL OBLIGATIONS

          The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

          Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

          Aaa-Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

          Aa-Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

          A-Obligations rated A are considered upper-medium grade and are subject to low credit risk.

          Baa-Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

          Ba-Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

          B-Obligations rated B are considered speculative and are subject to high credit risk.

          Caa-Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

          Ca-Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

          C-Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

          Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax-Exempt Ratings:

          Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

          Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

          Municipal Long-Term Rating Definitions:

          Aaa-Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          Aa-Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          A-Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          Baa-Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          Ba-Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          B-Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          Caa-Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          Ca-Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          C-Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating category from “Aa” through “Caa.” The modifier “1” indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

Description of Moody’s Investors Service, Inc.’s Short-Term Debt Ratings:

          There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels-”MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

          MIG 1-This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

          MIG 2-This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

          MIG 3-This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

          SG-This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

          In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

          VMIG 1-This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

          VMIG 2-This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

          VMIG 3-This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

          SG-This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

          Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

          Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

          P-1-Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

          P-2-Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

          P-3-Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

          NP-Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

          Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

          Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

          Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

          AAA-An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

          AA-An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

          A-An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

          BBB-An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          BB, B, CCC, CC, and C-Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          BB-An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

          B-An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

          CCC-An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          CC-An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

          C-A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

          D-An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

          N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

          Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper.

          A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment is extremely strong.

          A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

          A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

          B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

          B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

          B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

          C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

          D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Active Qualifiers (Currently applied and/or outstanding)

          i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

          L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

          p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

          pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

          pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

          preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

          t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

          unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

          A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

          —Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

          —Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

          Note rating symbols are as follows:

          SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

          SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

          Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, Standard & Poor’s note rating symbols are used with the short-term issue credit rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

          International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

          AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

          AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          A-High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

          BBB—Good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

          BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

          B—Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

          CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

          CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

          C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

          RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

          D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

          Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

          Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

          Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

          The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

          F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

          F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

          F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

          B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

          C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

          D—Indicates an entity or sovereign that has defaulted on all of its financial obligations.

          Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

          The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

          Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

          Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

          Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

          Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

          Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-rated U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, than other debt instruments rated comparably by Fitch.

          Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

          Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

          Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

          ‘PIF’: The tranche has reached maturity and has been “paid-in-full”, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

          ‘NR’: Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

          ‘WD’: Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

APPENDIX B

ADDITIONAL INFORMATION CONCERNING
CALIFORNIA MUNICIPAL OBLIGATIONS

          The following information is a summary of special factors affecting investments in California municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of California (“California” or the “State”) and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last two paragraphs hereof, is derived solely from information contained in official statements relating to offerings of California bond issues, the most recent such official statement being dated July 1, 2008. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy or timeliness of this information. Such information is included herein without the express authority of any California issuer.

          ECONOMY GENERALLY

          California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. Much like the national picture, economic growth in the State slowed considerably in 2007, with much lower job growth than in the prior several years and with the unemployment rate in the State rising to over 5.9 percent at the end of 2007. The slowdown has been caused in large part by a dramatic downturn in the housing industry, with a drop in new home starts and sales, and decline in average home sales prices, in most of the State. As of mid-2008, the State noted that the housing market had still not reached the bottom and that economic growth in the State was expected to remain slow in the second half of 2008 and in 2009. The State’s July 1, 2007 population of about 37.8 million represented over 12 percent of the total United States population. California’s population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97 percent resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2007, the 5-county Los Angeles area accounted for 49 percent of the State’s population, with over 18.0 million residents, and the 11-county San Francisco Bay Area represented 21 percent, with a population of nearly 8.0 million.

          In the May Revision of the 2008-09 Governor’s Budget released on May 14, 2008 (“May Revision”), the Department of Finance projected that the California economy would grow slowly in calendar years 2008 and 2009. In addition, it was projected that the State’s unemployment rate would increase in both years.

          The housing downturn continued to slow the national and California economies in 2007 and in the first five months of 2008. Home building, home sales, and related retail sales all declined in the nation. The slowdown in home building alone reduced national output growth by one percentage point in 2007 and 1.2 percentage points in 2008. In California, increases in subprime mortgage rates and falling home prices have resulted in record mortgage delinquencies and home foreclosures. The problems with subprime mortgages and the related financial market volatility and credit tightening have worsened the housing sector downturn and raised the risk of further deterioration. The State indicated that, five months into 2008, there was little evidence that the housing slump was abating.

          Labor markets cooled in the nation in 2007 and the first five months of 2008. Job gains averaged 174,900 per month in 2006 and 91,300 in 2007. In the first five months of 2008, employment fell by 64,800 per month, on average. The national unemployment rate increased by 0.5 percentage point in May 2008 to 5.5 percent. It was the largest increase in 22 years. The national unemployment rate was 4.5 percent in May 2007. Energy and food prices in the nation shot up in the first five months of 2008, with the average price for regular-grade gasoline reaching $3.94 per gallon and the crude oil spot price $130 per barrel by the end of May. A year earlier, regular gasoline sold for $3.21 and the crude oil spot price was $70 per barrel. The average cost of food at home in the first four months of 2008 was 5.4 percent higher than a year earlier. A year earlier, this measure of inflation was 3 percent. In the 2008-09 May Revision, food and energy prices were assumed to trend downward slowly in the remainder of 2008 and in 2009. Consumer spending increased by just 1 percent in the first quarter—the lowest quarterly rate in nearly seven years. The retrenchment by consumers was consistent with sharp declines in consumer confidence surveys to levels that historically have been associated with recessions. Consumer spending has been squeezed by slower job growth, falling home prices, higher energy and food prices, high consumer debt levels, and the falling dollar. In California, the housing slump, higher energy prices, and lower vehicle sales slowed taxable sales growth to a greater extent than personal income growth. After growing by 4.2 percent in 2006, taxable sales increased by only 0.2 percent in 2007. New vehicle registrations fell 2.3 percent in 2006 and 6.5 percent in 2007, likely playing a role in the slowdown in taxable sales growth. Personal income grew by 5.9 percent in 2007, as compared to 6.5 percent in 2006. California home building and residential real estate markets continued to slow in 2007 and the first four months of 2008. Single-family residential permits were down 37 percent in 2007 and existing single-family detached home sales were off 26 percent. In the four months of 2008, single-family permits were down 60 percent from a year earlier, and existing single–family detached home sales were down 21 percent. In April 2008, the number of existing homes on the market amounted to 9.2 months of sales at the April sales rate. A year earlier, inventories amounted to 10 months of sales. The median price of sold existing homes was $403,870 in April 2008, 32 percent lower than a year earlier.

          The value of private-sector nonresidential building permits issued in 2007 was 6.5 percent higher than the year-ago value. In the first quarter of 2008, they were down 5.9 percent from a year earlier. The value of public works construction was down 5.1 percent in 2007.

          Average monthly job gains in California slowed from 13,800 in 2006 to 3,400 in 2007. In the first five months of 2008, the State lost 5,600 jobs per month, on average. The State’s unemployment rate increased by 0.6 of one percentage point in May 2008 to 6.8 percent – the largest month-to-month increase in over 32 years. In May 2007, the rate was 5.3 percent.

          CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

State Appropriations Limit

          The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

          Article XIII B prohibits the State from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds.

          There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

          The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of Statewide overall population growth, and change in attendance at local school and community college (“K-14”) districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate “proceeds of taxes” received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

          The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor’s Budget, and thereafter to be subject to the budget process and established in the Budget Act.

          As of the release of the 2008-09 May Revision, the Department of Finance projects the Appropriations subject to limitation to be $16.606 billion and $10.737 billion under the Appropriations Limit in fiscal years 2007-08 and 2008-09, respectively.

Proposition 98 and K-14 Funding

          On November 8, 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum level of funding (the “Proposition 98 Guarantee”). Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 schools the greater of: (a) in general, a fixed percentage of General Fund revenues (“Test 1”), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in State per capita personal income and enrollment (“Test 2”), or (c) a third test, which replaces Test 1 and Test 2 in any year that the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income (“Test 3”).

          Legislation adopted prior to the end of the 1988-89 fiscal year implementing Proposition 98 determined the K-14 schools’ funding guarantee under Test 1 to be 40.7 percent of General Fund tax revenues, based on 1986-87 appropriations. However, this percentage has since been adjusted to approximately 40 percent of 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes, since these changes altered the share of General Fund revenues received by schools. The Proposition 98 guarantee has typically been calculated under Test 2. Under Test 3, however, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus 0.5 percent. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a “credit” (called the “maintenance factor”) to schools and is paid to them in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

          The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a Test 2 or Test 3 year.

          Proposition 98 permits the Legislature, by a two-thirds vote of both houses (on a bill separate from the Budget Act), and with the Governor’s concurrence, to suspend the K-14 education’s minimum funding guarantee for a one-year period. The amount of the suspension is added to the maintenance factor, the repayment of which occurs according to a specified State Constitutional formula, and eventually restores Proposition 98 funding to the level that would have been required in the absence of such a suspension. Therefore, suspending the minimum funding guarantee provides ongoing General Funding savings over multiple fiscal years until the maintenance factor is fully repaid.

          Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Appropriations Limit to K-14 schools in Test 1 years when additional moneys are available. No such transfers are anticipated during fiscal years 2007-08 and 2008-09.

          In the fiscal emergency special session, the Legislature adopted legislation that reduced 2007-08 Proposition 98 appropriations by $506.8 million; however, $295.4 million was offset by reappropriating prior year Proposition 98 savings. The remaining $211.4 million reduction eliminated appropriations from programs that encountered implementation delays or were not going to utilize the funding. As a result, the 2007-08 “enacted” Proposition 98 Guarantee is $56.6 billion and the General Fund share is $41.6 billion; moreover, Proposition 98 appropriations exceed the minimum guarantee by $946 million. At the 2008-09 May Revision, the 2007-08 Proposition 98 Guarantee remains at $56.6 billion, but the General Fund share increased to $41.8 billion. However, the Proposition 98 over-appropriation decreased from $946 million to $802 million.

          The Proposition 98 Guarantee for 2008-09 is projected to grow to $56.8 billion. The General Fund share would be the source of $43.6 billion of total Proposition 98 funding. However, as part of the budget-balancing reductions proposed by the Administration, Proposition 98 expenditures from the General Fund are expected to be reduced by 9.2 percent to $39.6 billion. Thus, the Administration proposes to suspend the Proposition 98 Guarantee by $4 billion in 2008-09. This would result in a Proposition 98 Guarantee of $55.6 billion in 2008-09, of which the General Fund share would be $39.6 billion.

          The 2008-09 May Revision reflects General Fund Proposition 98 expenditures in fiscal years 2006-07 through 2008-09. The 2008-09 May Revision includes an increase of $96.4 million for enrollment growth. This increase in funding is due primarily to higher than estimated attendance and is reflected in the district revenue limits. The 2008-09 May Revision provides no funding for cost-of-living adjustments (“COLA”) and also reflects the deferral of Proposition 98 expenditures of $1.303 billion from fiscal years 2006-07 to 2007-08, 2007-08 to 2008-09, and 2008-09 to 2009-10, respectively, for K-14 education. As a result of previous maintenance factor balances and $1.9 billion maintenance factor generated in 2008-09, the total estimated maintenance factor balance will be $3.2 billion at the end of fiscal year 2008-09. This maintenance factor balance is required to be restored to the Proposition 98 budget over future years as explained above. Legislation related to the 2004 Budget Act suspended the Proposition 98 minimum guarantee. At the time the 2004 Budget Act was enacted, this suspension was estimated to be $2.004 billion. This suspended amount was added to the existing maintenance factor, which was fully paid in 2005-06. However, subsequent growth in General Fund revenue increased the estimated 2004-05 Proposition 98 guarantee calculation by an additional $1.6 billion. This additional funding, along with approximately $1.2 billion in 2005-06, was the subject of a lawsuit brought by the California Teachers Association (“CTA”), which has been settled. The terms agreed upon consist of retiring this approximately $2.8 billion obligation beginning in 2007-08 with a $300 million payment and then in annual payments of $450 million beginning in 2008-09 until the full amount is paid.

          The settlement of the CTA lawsuit was ratified by legislation enacted in September 2006 (Chapter 751, Statutes of 2006). In addition, legislation was approved to refinance the Golden State Tobacco Securitization Corporation’s Series 2003A Bonds, which became effective on January 1, 2007. Of the $1.258 billion in additional funds raised from the refinancing, which was completed on March 14, 2007, the first $900 million offset initial costs of the settlement.

          Proposition 98 appropriations for fiscal years 1995-96, 1996-97, 2002-03, and 2003-04 are cumulatively estimated to be $1.4 billion below the amounts required by Proposition 98 for those years because of changes in various Proposition 98 factors applicable to those years. Chapter 216, Statutes of 2004, annually appropriates $150 million per year beginning in fiscal year 2006-07 to repay these prior year Proposition 98 obligations. However, Chapter 491, Statutes of 2005, appropriated $16.8 million toward these settle-up obligations during the 2005-06 fiscal year, and explicitly reduced the first Chapter 216 settle-up appropriation, from $150 million to $133.2 million for 2006-07. Chapter 79, Statutes of 2006, appropriated $133.2 million for the remaining balance of the 2006-07 allocation and $150 million for the 2007-08 allocation. The 2008-09 May Revision includes $150 million for the 2008-09 allocation. As a result, the outstanding settle-up balance as of the 2008-09 May Revision is $950.6 million.

          In March 2007 a series of reports, which had been requested by the California P-16 Council (an advisory committee to the Superintendent of Public Education) and the Governor’s Committee on Education Excellence, was released on the financing and governance of K-12 public education in California and the quality of teachers and administrators. The reports included recommendations for changes in education governance, including reforms and an expectation that schools use resources more effectively, prior to adding the suggested additional funding levels. The Governor has stated that he believes reform is needed to make better use of existing resources; however, the Administration has made no commitment to provide any additional funding.

          At any one time there are pending actions before the Commission on State Mandates, an administrative body of the State, in which school districts seek reimbursement from the State for costs incurred in providing a variety of new programs or higher levels of service imposed by the Legislature. Historically, these reimbursements have been funded from moneys provided to meet the Proposition 98 Guarantee. As of July 1, 2008, there is a pending administrative action that, if determined adversely to the State, could result in a reimbursement requirement that exceeds the funding available through the Proposition 98 Guarantee in any one fiscal year. It is unknown whether the reimbursement would be paid over time, or whether it would be paid in one fiscal year. The latter could result in an additional general fund appropriation which has been estimated to be in excess of $1 billion.

State Controller’s Office Property Tax Audit

          The State Controller’s Office (“SCO”) conducted an audit at the request of the Administration and the Legislature to determine if K-14 schools are receiving and are properly reporting the amount of property tax they should receive under current State laws. The audit was prompted by the fact that property tax revenue growth reported as received by K-14 schools appeared to be less than the K-14 property tax revenue growth reported in the Board of Equalization’s (“BOE”) Annual Reports. The 2007 Budget Act was developed using the BOE’s K-14 property tax revenue data, which would have resulted in approximately $600 million in reduced estimated Proposition 98 expenditures from the General Fund for schools over the two-year period encompassing 2006-07 to 2007-08 compared to the funding level based on the information then coming from schools.

          The SCO’s initial audit report indicates the property tax revenue reported by the schools is generally accurate and appears to reflect at least most of the growth reported in the Board of Equalization data, after adjusting for effects of two tax swaps among the state, local government and schools. The 2008-09 Governor’s Budget provided $1.2 billion in additional Proposition 98 expenditures from the General Fund to compensate for the amounts not provided in the 2007 Budget Act, which established higher K-14 property tax revenues in 2006-07 and 2007-08.

          The additional funding was provided to ensure compliance with the Proposition 98 Guarantee, based on the best information currently available from schools. The State indicates that, despite this, the Administration does not believe the audit provides complete information regarding the reasons why school property tax revenues are less than the estimates derived using growth in assessed values. The State indicates that, even after accounting for the effects of certain property tax shifts affecting school districts, it appears that property tax revenue growth for K-14 schools was less than that for cities and counties. The State notes that the Administration continues to believe the estimates used for the 2008-09 Governor’s Budget and the 2008-09 May Revision, which were based on the lower amounts reported by schools as of January 2008, significantly reduce downside estimating risk for the state school budget.

          STATE INDEBTEDNESS AND OTHER OBLIGATIONS

General

          The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

Capital Facilities Financing

          General Obligation Bonds

          The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

          As of May 1, 2008, the State had outstanding $57,567,019,000 aggregate principal amount of long-term general obligation bonds, of which $45,610,339,000 was payable primarily from the State’s General Fund, and $11,956,680,000 was payable from other revenue sources. As of May 1, 2008, there were unused voter authorizations for the future issuance of $58,323,816,000 of long-term general obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, $441,710,000 is for bonds payable from other revenue sources.

          The November 2008 general election ballot contained a $9.95 billion bond measure to finance a portion of the cost of a high speed rail system connecting Northern and Southern California, an initiative measure to authorize $980 million of general obligation bonds to finance children’s hospitals, and an initiative measure to authorize $5 billion of general obligation bonds to fund subsidies for purchase of high fuel economy or alternate fuel vehicles and research on alternate fuels, among other things. The Administration has proposed a number of other new general obligation bonds for infrastructure development to be submitted to the voters in 2008 and 2010.

          Variable Rate General Obligation Bonds

          General obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of May 1, 2008, the State had outstanding $6,772,215,000 principal amount of variable rate general obligation bonds (which includes the State’s Economic Recovery Bonds), representing about 11.8 percent of the State’s total outstanding general obligation bonds as of that date. Of this amount, $2,664,255,000 are mandatory tender bonds that have a fixed rate until the mandatory tender date. Of its variable rate portfolio, the State only had $500 million of auction rate securities outstanding, at the start of 2008, which were uninsured. The State redeemed $400 million of these bonds in March and April 2008. The one remaining series of $100 million does not reset its interest rate until January 2009. The State’s other variable rate bonds are primarily uninsured daily and weekly demand bonds, all backed by letters of credit, or uninsured bonds subject to mandatory tender on specified dates prior to the final maturity of the bond. As of May 1, 2008, the State has $474,565,000 of variable rate Economic Recovery Bonds insured by Financial Security Assurance.

          Commercial Paper Program

          Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. It is currently the State’s policy to use commercial paper notes for a portion of the interim funding of voter-approved projects. (The balance of such funding is done through internal loans from the State’s Pooled Money Investment Account.) The State then issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes (and internal loans). Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $2.5 billion in aggregate principal amount at any time. This amount may be increased or decreased in the future. As of May 28, 2008, $932,950,000 aggregate principal amount of general obligation commercial paper notes were outstanding. Commercial paper notes are not included in the calculation of permitted variable rate indebtedness described above under “General Obligation Bonds.”

          Lease-Purchase Obligations

          In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency, the California State University or the University of California, under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State’s lease obligation, which are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the State Constitutional provisions that require voter approval. “Lease-purchase obligation” or “lease-purchase financing” means principally bonds or certificates of participation for capital facilities where the rental payments providing the security are payable from the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Rental payments in connection with certain of the lease-purchase financings are payable from special funds rather than the General Fund. The State had $7,898,684,366 General Fund-supported lease-purchase obligations outstanding as of May 1, 2008. The State Public Works Board, which is authorized to sell lease revenue bonds, had $10,409,253,281 authorized and unissued as of May 1, 2008. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases.

          Non-Recourse Debt

          Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had $50,656,593,819 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2007.

Future Issuance Plans

          Between November 2006 and August 2007, voters and the Legislature authorized more than $50 billion of new general obligation bonds and lease revenue bonds, which are paid solely from the General Fund, thereby increasing the amount of such General Fund-supported debt authorized and unissued to about $68.4 billion as of May 1, 2008. In order to address the program needs for these new authorizations, along with those which existed before 2006, the State expects the volume of issuance of both of these categories of bonds to increase substantially, compared to previous years, starting in fiscal year 2007-08. Based on existing Legislative appropriations and current projections of program needs, the Department of Finance has estimated that annual new money issuance for these obligations in the four fiscal years from 2008-09 to 2011-12 – primarily as general obligation bonds – will total approximately $12 billion, $15.5 billion, $12.5 billion, and $8.5 billion, respectively.

          In addition, if the voters or the Legislature approve additional new bond authorizations in 2008 and beyond, the amount of bonds issued may be higher than these estimates. The State Treasurer’s Office had estimated that approximately $8.25 billion of new general obligation and lease-revenue bonds would be sold in 2007-08. Approximately $6.75 billion had been issued through May 31, 2008, and an additional $1.5 billion (the current issue) was expected to be sold in late June and delivered in early July 2008.

          Based on the Department of Finance projections of bond issuance, without taking into account any future authorizations which may occur, the aggregate amount of outstanding general obligation and lease revenue bonds is expected to peak at about $98 billion by the middle of the next decade, compared to the current total outstanding amount of about $53.5 billion. The annual debt service costs on this amount of debt is expected to peak at around $8.5 billion, compared to about $4.7 billion budgeted in fiscal year 2007-08. (These estimates do not include Economic Recovery Bonds, described below, nor do they take into account potential benefits from future refunding opportunities).

          The actual amounts and timing of future issuance of general obligations and lease revenue obligations will depend on a variety of factors, including the timing of funding needs for the various programs for which such obligations are to be issued, interest rate and other market conditions at the time of issuance, and the timing and amounts of additional general obligation bonds or lease revenue bonds approved. The Governor has proposed substantial additional general obligation bond programs.

Economic Recovery Bonds

          The California Economic Recovery Bond Act (“Proposition 57”) was approved by the voters on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in Economic Recovery Bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the Economic Recovery Bonds is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax starting July 1, 2004. In addition, as voter-approved general obligation bonds, the Economic Recovery Bonds are secured by the State’s full faith and credit. However, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

          In May and June 2004, the State issued $10.896 billion principal amount of Economic Recovery Bonds, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion (of which, for budgetary purposes, approximately $9.242 billion was applied to the 2002-03 fiscal year and approximately $2.012 billion was applied to offset fiscal year 2004-05 General Fund expenditures). In order to relieve cash flow and budgetary shortfalls identified in the 2008-09 Governor’s Budget, the State issued $3.179 billion of Economic Recovery Bonds on February 14, 2008, generating net proceeds of $3.313 billion which were transferred to the General Fund. This represented the last Economic Recovery Bonds which can be issued under Proposition 57, except for any refunding bonds which may be issued in the future. (The Department of Finance had determined that the full $15 billion voter authorization could not be issued because of the previous repayment of certain June 30, 2004 obligations eligible for financing pursuant to Proposition 57.)

          Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of Economic Recovery Bonds: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of surplus State property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of deposits in a Budget Stabilization Account (“BSA”) created by the California Balanced Budget Act. Funds from these sources have been or were expected to be used for early retirement of approximately $2.9 billion of bonds during fiscal years 2005-06, 2006-07 and 2007-08, including partial use of $1.495 billion which was transferred from the BSA in 2006-07 ($472 million) and 2007-08 ($1.023 billion). As of the most recent California official statement, an additional $500 million of Series 2004 Bonds was expected to be redeemed by July 1, 2008 with excess funds from these sources.

          The 2008-09 Governor’s Budget proposes the suspension of the 2008-09 BSA transfer due to the condition of the General Fund. Any excess sales tax revenues which may be generated for the period January 1-December 31, 2008, and any proceeds of excess property sales, may be available to retire additional Economic Recovery Bonds in 2008-09.

Tobacco Settlement Revenue Bonds

          In 1998 the State signed a settlement agreement (the “Master Settlement Agreement” or “MSA”) with the four major cigarette manufacturers (the “participating manufacturers” or “PMs”). Under the MSA, the participating manufacturers agreed to make payments to the State in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers are to be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The specific amount to be received by the State and local governments is subject to adjustment. Details in the MSA allow reduction of the manufacturers’ payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain “Previously Settled States” and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.

          Chapter 414, Statutes of 2002, enacted Government Code Sections 63049 to 63049.5 (the “Tobacco Securitization Law”), which authorized the establishment of a special purpose trust to purchase the assets referred to above. The bill also authorized that entity to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. An initial sale of 56.57 percent of the State’s tobacco settlement revenues producing $2.485 billion in proceeds was completed in January 2003 (“Series 2003A”).

          A second sale of the remaining 43.43 percent of the State’s tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003 (“Series 2003B”). Chapter 225, Statutes of 2003, amended the Tobacco Securitization Law to require the Governor to request an appropriation in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The Legislature is not obligated to make any such requested appropriation.

          In August 2005, the Series 2003B Bonds were refinanced (“Series 2005A”), retaining substantially all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco settlement revenues fall short. In return for providing this covenant, the State was paid a credit enhancement fee of $525 million as part of the refinancing, which amount was deposited into the General Fund. In March 2007, the State completed a refunding of all of the Series 2003A Bonds. This refunding generated additional proceeds of approximately $1.258 billion which are intended to be used (i) to offset the General Fund cost for the initial years of a litigation settlement related to the 2004-05 suspension of the Proposition 98 guarantee and (ii) for other purposes, such as funding capital projects. Some of these moneys have been used for General Fund expenses in 2007-08.

          Under the MSA, the Independent Auditor calculates each year whether in a given calendar year the PMs have lost more than 2% of the market share they held in 1997 to the non-participating manufacturers (“NPMs”) and, if so, a nationally recognized firm of economic consultants determines whether the MSA was a significant factor that contributed to the loss in market share. If the nationally recognized economic consultants confirm the MSA was a significant factor, the PMs are then authorized to withhold up to three times the percentage of the market share loss above the 2% threshold for the specified calendar year payment.

          The PMs made this assertion in 2005, 2006, and 2007 for the calendar years 2003, 2004, and 2005 payments respectively. Each assertion was confirmed and the PMs were authorized to withhold the specified amount from that year’s scheduled payment. As a result, the tobacco settlement revenues due to the State in April 2006 were reduced by $50.9 million, in April 2007 by $44 million, and in April 2008 by $33.9 million (which represented receipts from 2005, 2006 and 2007, respectively). Nevertheless, the amount of tobacco settlement revenues received in 2006, 2007 and 2008 were in excess of the required debt service payments. Therefore, the provision included in the State’s budget for Series 2005A was not invoked.

          The State Attorney General is working, in tandem with the other states’ Attorneys General, under the terms of the MSA, to compel the PMs to pay the full amount scheduled, given that the State asserts that it has been diligently enforcing the statute governing the NPMs, as required in the MSA.

          Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and the State has indicated that neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision are or shall be pledged to the payment of any such bonds.

Flood Litigation Settlement

          In 2006, the State settled three related lawsuits arising from liability for past flood damages through stipulated judgments. The largest settlement (referred to as the Paterno case), in the amount of $428 million, provided for the State to make annual payments of $42.8 million, plus interest, for ten years; the payments are subject to annual appropriation by the Legislature. The first year’s payment was included in the 2005 Budget Act and each subsequent budget act has included the required installment. This matter is not treated as “debt” of the State for any legal or constitutional purposes.

Cash Flow Borrowings

          As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes (“Notes” or “RANs”) in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants (“RAWs”), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any “Unapplied Money” in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the Constitution of the State); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State; (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) pay State employees’ wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, and any amounts determined by a court of competent jurisdiction to be required to be paid with State warrants that can be cashed immediately.

          The State issued $7.0 billion of RANs in November 2007 in order to maintain adequate reserves to manage the State’s cash flow requirements during fiscal year 2007-08.

          Cash Management Conditions

          As of July 1, 2008, the state has indicated cash flow projections for the remainder of the 2007-2008 fiscal year prepared by the Department of Finance indicate that the General Fund will have sufficient cash resources (after internal borrowings from State special funds) to pay all obligations coming due through June 30, 2008, including maturing RANs. Cash flow projections prepared by the Department of Finance for the fiscal year beginning July 1, 2008, indicate that external cash flow borrowing will be needed by late summer or early fall in an amount of approximately $10 billion. That amount would increase if revenues are lower than projected or if expenses are higher than projected. That amount would also increase if the Legislature does not approve the Cash Management Improvement Program proposed by the administration that would defer payments of about $3.6 billion for various programs and other government agencies (the bulk being school districts) until April and May 2009 from earlier in the fiscal year. The State has indicated that this program would better align State receipts and disbursements during the course of the fiscal year.

          The Treasurer was preparing to issue RANs to meet the State’s external cash management borrowing needs. Because RANs cannot be issued until the 2008-09 Budget is enacted, and timing for that action was unknown, the Controller was preparing a backup plan to issue RAWs, if needed. RAWs may be issued even if a budget is not yet adopted and RAWs can mature after the end of the 2008-09 fiscal year. The Governor, Controller and Treasurer were working together to ensure that either RAWs or RANs or a combination of the two will be issued in a timely manner to ensure the State has adequate cash resources. However, the final form, timing and amount of external borrowing could not be determined as of July 1, 2008.

SOURCES OF TAX AND OTHER REVENUE

          The 2008-09 May Revision includes the following major revenue proposals:

•	Reinstate the use tax on vessels, vehicles, and aircraft brought into the State within one year of purchase. This is estimated to result in a revenue gain of $16 million in 2008-09.

•

One-time acceleration of $1.856 billion revenues to 2008-09, that otherwise would have been recorded in 2009-10, by bringing personal income tax and corporate tax revenue accruals into conformity with Generally Accepted Accounting Principles. There would be ongoing annual revenue gains beginning in 2009-10 in the range of $130 million to $220 million as a result of growth in the tax base.

•

Increased efforts to improve compliance, address growth in audit workload, reduce the “tax gap,” which tax professionals define as the difference between what taxpayers should pay and what is actually paid, and improve cash management are estimated to result in revenue gains of $168 million in additional personal income tax and corporation tax revenues, $5 million in interest income, $71 million in sales and use tax, and $3 million in tobacco taxes in 2008-09.

•

One-time acceleration of $360 million in revenues to 2008-09, that otherwise would have been recorded in 2009-10, by changing the due date for limited liability company fee payments. There would be ongoing annual revenue gains beginning in 2009-10 in the range of $35 million as a result of growth in the fee base.

•	One-time reduction of $175 million in 2008-09 corporation income tax revenues to reflect a change in accrual accounting that shifts the $175 million into 2007-08.

          If the lottery securitization does not yield sufficient proceeds to ensure that the Revenue Stabilization Fund (“RSF”) can transfer $5.l billion to the General Fund in 2008-09, the 2008-09 May Revision includes a fail-safe mechanism that, if triggered, would result in a temporary one cent ($.01) sales tax increase. The triggered increase would remain in effect until the RSF has reached the targeted fund balance (15 percent of General Fund tax revenues) or until June 30, 2011, whichever occurs first.

Personal Income Tax

          The California personal income tax, which, as of July 2008, accounted for slightly more than one half of General Fund tax revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0 percent to 9.3 percent. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (“AMT”), which is much like the federal AMT. The personal income tax structure is considered to be highly progressive. For example, the Franchise Tax Board indicates that the top 1 percent of taxpayers paid 47.9 percent of the total personal income tax in tax year 2006.

          Proposition 63, approved by the voters in the November 2004 election, imposes a 1 percent surtax on taxable income over $1 million in addition to the 9.3 percent rate. The surtax became effective January 1, 2005. The proceeds of the tax surcharge are required to be used to expand county mental health programs.

          Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains and stock option tax receipts have accounted for as much as 24.8 percent and as little as 7.8 percent of General Fund revenues over the past ten years. The 2008-09 May Revision estimates that capital gains and stock option tax receipts will account for 14.7 percent of General Fund revenues and transfers in 2007-08 and 12.8 percent in 2008-09.

Sales and Use Tax

          The sales and use tax (referred to herein as the “sales tax”), which, as of April 2008, accounted for just over one quarter of General Fund tax revenues, is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

          The California use tax is imposed at the same rates as the regular sales tax on consumers of tangible personal property that is used, consumed, or stored in the State. Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales. Use tax also applies to most leases of tangible personal property.

          As of January 1, 2008, the breakdown of the base State and local sales tax rate of 7.25 percent is as follows:

•	5 percent imposed as a State General Fund tax;

•	0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

•	0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

•	1 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.75 percent for city and county general-purpose use; and

•	0.25 percent deposited into the Fiscal Recovery Fund to repay the State’s Economic Recovery Bonds (the “Special Sales Tax”).

          Existing law provides that 0.25 percent of the basic 5 percent State tax rate may be suspended in any calendar year upon certification by the Director of Finance by November 1 in the prior year that both of the following have occurred: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent Special Sales Tax) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 0.25 percent Special Sales Tax) and (2) actual revenues for the period May 1 through September 30 equal or exceed the previous May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The Department of Finance estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2008.

          Existing law provides that the Special Sales Tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all Economic Recovery Bonds and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all Economic Recovery Bonds and related obligations to final maturity. At such time the Special Sales Tax will terminate and the city and county portion of taxes under the Uniform Local Sales and Use Tax will be automatically increased by 0.25 percent.

          Senate Constitutional Amendment No. 4, approved by the voters as Proposition 1A in the November 2004 election, amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by restricting the State from lowering the local sales tax rate or changing the allocation of local sales tax revenues without meeting certain conditions.

Corporation Tax

          Corporation tax revenues are derived from the following taxes:

1.

The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

2.

Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3.

The alternative minimum tax (“AMT”) is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

4.

A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

5.	Sub-Chapter S corporations are taxed at 1.5 percent of profits.

6.

Fees paid by limited liability companies, which account for 2.8 percent of corporation tax revenue, are considered “corporation taxes.” Three separate cases have been filed challenging the constitutionality of the LLC fee. Each case presents separate circumstances and each is in a different status.

          On February 23, 2004, the U.S. Supreme Court denied the Franchise Tax Board’s appeal requesting review of the decision in Farmer Brothers Company v. Franchise Tax Board, a tax refund case which involved the deductibility of corporate dividends. Revenue losses were approximately $400 million over several fiscal years through 2007–08.

Tax Amnesty Program

          Chapter 226, Statutes of 2004, created a personal income tax, corporate tax, and sales and use tax amnesty program for 2002 and prior years. Penalties were waived for taxpayers who applied for the amnesty during the amnesty period of February 1, 2005 to March 31, 2005. The effect of the amnesty has been to distort the accounting for General Fund revenues since payments for years before the current year are accounted for as a “prior year adjustment” for the current year rather than being carried back to those earlier years. Additionally, since some payments were made in advance of future year payments, the revenue estimates in the current year, the budget year, and beyond will be lower even though the payments received are accounted for as “prior year adjustments” to the current year. Moreover, much of the money that came in during the amnesty period was in the form of “protective payments,” amounts submitted to avoid the extra penalty, but that would have otherwise been submitted in future years, or that may prove not to have been due at all, as some taxpayers are likely to win their disputes. These refunds must be accounted for in future years.

          For budgetary purposes, revenues from the amnesty program resulted in a carry-over adjustment increasing the beginning General Fund balance for fiscal year 2004-05 by $3.8 billion. This carry-over adjustment was and is expected to be reduced in fiscal year 2004-05 and subsequent fiscal years to account for refunds and the recognition of income over a period of time. The estimates of these adjustments have varied as more up-to-date information has been received. The Administration estimates the net multi-year General Fund revenue gain from the amnesty program at $380 million, which was used for one-time purposes in the 2005 Budget Act.

Insurance Tax

          The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits.

          The Board of Equalization ruled in December 2006 that the premium tax insurers pay should be calculated on a cash basis rather than the accrual method required by the Department of Insurance. This ruling is expected to result in a total loss of $406 million spread over several years; the impact is estimated to be $175 million in 2007-08, $200 million in 2009-10 and $31 million in 2010-11.

Estate Tax; Other Taxes

          The California estate tax is based on the State death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Relief Reconciliation Act of 2001 (the “Economic Growth and Tax Relief Reconciliation Act”) phases out the federal estate tax by 2010. As a consequence, the Economic Growth and Tax Relief Reconciliation Act resulted in the reduction of the State estate tax revenues by 25 percent in calendar year 2002, 50 percent in calendar year 2003, and 75 percent in calendar year 2004, and the elimination of the State estate tax beginning in calendar year 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax will be reinstated along with the State’s estate tax, unless future federal legislation is enacted to make the provisions permanent.

          Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.

Special Fund Revenues

          The California Constitution and statutes specify the uses of certain revenues. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income:

          Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

          Charges for special services to specific functions, including such items as business and professional license fees.

          Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

          Motor vehicle related taxes and fees accounted for about 35 percent of all special fund revenues in fiscal year 2006-07. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2006-07, $8.6 billion was derived from the ownership or operation of motor vehicles. About $3.4 billion of this revenue was returned to local governments. The remainder was available for various State programs related to transportation and services to vehicle owners.

Taxes on Tobacco Products

          As a result of Proposition 99, approved by the voters in 1988, and Proposition 10, approved by the voters in 1998, the State imposes an excise tax on cigarettes of 87 cents per pack and equivalent rates on other tobacco products. Tobacco product excise tax revenues are earmarked as follows:

1.

Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non-cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

2.

Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

3.	Ten cents of the per-pack tax is allocated to the State’s General Fund.

4.	The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

STATE EXPENDITURES

Local Governments

          The primary units of local government in California are the 58 counties, which range in population from approximately 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

          In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

          The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 (described below) dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “State-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which had previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax revenues they receive. This worked to the benefit of local governments, because the amount of the increase annually increases in proportion to growth in secured roll property tax revenues, which has historically grown at a higher rate than VLF revenues.

          As part of the State-local agreement, Proposition 1A (“Proposition 1A”) was approved by the voters in the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, and two-thirds of both houses of the Legislature approves the borrowing. The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate is slated to be suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.

          Trial Courts

          Prior to legislation enacted in 1997, local governments provided the majority of funding for the State’s trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. The State’s trial court system is slated to receive approximately $2.7 billion in State resources in both fiscal years 2007-08 and 2008-09, and $499 million in resources from the counties in each fiscal year.

          Welfare System

          The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996. Under the California Work Opportunity and Responsibility to Kids (“CalWORKs”) program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements. Counties are still required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.

Welfare System

          The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the “Law”) fundamentally reformed the nation’s welfare system. The Law included provisions to: (i) convert Aid to Families with Dependent Children (“AFDC”), an entitlement program, to Temporary Assistance for Needy Families (“TANF”), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal noncitizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The TANF block grant formula under the Law is operative through September 30, 2010, as further described below.

          Chapter 270, Statutes of 1997, embodies California’s response to the federal welfare systems. Effective January 1, 1998, California Work Opportunity and Responsibility to Kids (“CalWORKs”) replaced the former AFDC and Greater Avenues to Independence programs. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

          The revised CalWORKs caseload projections are 460,119 cases in fiscal year 2007-08 and 386,871 cases in 2008-09. This represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in fiscal year 1994-95. Since CalWORKs’ inception in January 1998, caseload has declined by over 36 percent.

          The federal Deficit Reduction Act of 2005 (“DRA”) included legislation that reauthorized and extended the TANF program until September 30, 2010. The reauthorization legislation modifies countable work activities under TANF and applies new federal work participation rates to separate State programs. In addition, because reauthorization legislation effectively eliminates the State’s caseload reduction credit, the bulk of the CalWORKs caseload is expected to be subject to 50 percent work participation level beginning in federal fiscal year (“FFY”) 2007.

          As of July 2008, current policies were not expected to increase work participation rates enough to meet the federal requirement for at least 50 percent work participation among all families. Although the rates, as adjusted for caseload reduction credits, have not yet been finalized, California is expected to fail to meet the work participation rate for FFY 2007, the first year for which the DRA’s changes were effective. As a result, California’s required Maintenance of Effort (“MOE”) would be 80 percent of FFY 1994 historic expenditures rather than the 75 percent MOE level California has been required to meet. The 2008-09 May Revision reflects an increase of MOE spending by $179.5 million in 2008-09, to $2.9 billion, to reflect this penalty.

          Considerable improvement in work participation rates must be achieved to avoid additional federal penalties, which could cost the State and counties more than $1.5 billion over a five-year period, beginning in 2009-10. Efforts to address improving work participation began during 2006-07, and the State has indicated that it is continuing to identify and evaluate additional options that place greater emphasis on work participation and reduce reliance upon public assistance to significantly improve the ability of the State and counties to meet federal work requirements in the TANF program. The 2008-09 May Revision continues to propose major programmatic changes that place greater emphasis on work participation and reduce reliance upon public assistance with the expectation of significantly improving the ability of the State and counties to meet federal work requirements in the TANF program.

          The Governor’s proposed reform measures are estimated to provide net savings of $343.7 million to the General Fund in 2008-09. Along with these reforms, the 2008-09 May Revision maintains the $230 million included in the Budget Acts of 2006 and 2007 to support CalWORKs program improvements. The combination of CalWORKs reforms and State and county efforts are intended to increase work participation rates and allow the State and counties to meet federal requirements, avoid penalties, and successfully move families from welfare to work. The 2008-09 May Revision also includes certain new proposals that help move families off aid and increase the State’s work participation rates.

          Total CalWORKs program expenditures of $6.7 billion (state, local, and federal funds) are proposed for 2008-09, including TANF and MOE countable expenditures, of which $2.697 billion is budgeted to be paid from the General Fund. The amount budgeted includes $5.3 billion for CalWORKs program expenditures within the Department of Social Services’ budget, $100 million in county expenditures, and $1.3 billion in other programs. The 2008-09 Governor’s Budget originally included MOE expenditures in excess of the required level. These additional expenditures included $349.2 million for the State Department of Education’s after-school programs and the Student Aid Commission’s state-funded grants (“CalGrants”) that were counted towards the CalWORKs MOE, reducing California’s work participation requirement by an estimated 5.1 percent. As a result of the federal Final Rule released in February 2008, many of the expenditures that California had counted as excess MOE were disallowed, effectively eliminating the caseload reduction credit gained from those expenditures. The 2008-09 May Revision identifies sufficient excess MOE expenditures, along with the new proposals to increase the State’s work participation rate outlined above, to bring California into compliance with federal work requirements by 2009-10. In the fiscal emergency special session, the Legislature eliminated $40 million in Pay for Performance incentive funds in 2007-08, and approved a delay in providing the July 2008 CalWORKs COLA until October 2008, resulting in savings of $40.5 million in 2008-09. The 2008-09 May Revision proposes to eliminate the COLA and the pay for performance incentive of $40 million in 2008-09 and beyond.

Health Programs

          Medi-Cal

          Medi-Cal, California’s Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage. Medi-Cal serves just over one in six Californians. Federal law requires Medi-Cal to provide a set of basic services such as doctor visits, laboratory tests, x-rays, hospital inpatient and outpatient care, hospice, skilled nursing care, and early periodic screening, diagnosis and treatment. Also, federal matching funds are available if states choose to provide any of numerous optional benefits. The federal government pays for half of the cost of providing most Medi-Cal services in California, including optional benefits. A wide range of public and private providers and facilities delivers these services. Providers are reimbursed by the traditional fee-for-service method or by capitated payments from managed care plans. Approximately 3.3 million Medi-Cal beneficiaries (almost half of the people receiving Medi-Cal benefits and services) are currently enrolled in managed care plans. At the 2008-09 May Revision, Medi-Cal expenditures are estimated to be $36.6 billion ($14.1 billion from the General Fund) in 2007-08 and $37.2 billion ($13.9 billion General Fund) in 2008-09. The estimated net decrease of $169.1 million of Medi-Cal expenditures to the General Fund in 2008-09, when compared to revised 2007-08, is due primarily to the implementation of several budget-balancing reductions including the restoration of quarterly status reports, reductions in provider rates, and reductions in optional benefits for adults. In the fiscal emergency special session, the Legislature adopted legislation (AB X3 5) which authorized several changes for the Medi-Cal and other Department of Health Care Services programs that are expected to reduce expenditures and address California’s cash flow problems in 2008-09. To reduce expenditures this legislation authorizes a 10 percent reduction in payments to Medi-Cal fee-for-service and managed care Medi-Cal providers/programs, inpatient care payments to hospitals that do not contract with Medi-Cal, as well as provider payments for the California Children’s Services program, the Child Health and Disability Prevention program and Genetically Handicapped Persons Program. These payment reductions are expected to save $1.2 billion ($614.3 million General Fund) in 2008-09.

          The Legislature also adopted the Administration’s proposal requiring the reversion of $165 million from the 2007 Budget Act appropriation from the General Fund for the Department of Health Care Services. This language reflects one-time savings in 2007-08 by delaying the disbursement of the June 19, 2008 checkwrite for Medi-Cal fee-for-service providers until July 2008.

          The 2008-09 May Revision includes additional funding of $345.4 million ($169.8 million General Fund) to provide rate adjustments for Medi-Cal managed care plans. The rate changes are based on recommendations made by an independent consultant and are derived by utilizing an experience-based, plan-specific methodology. It is also the minimum amount necessary to ensure continued federal financial participation for the Medi-Cal managed care program.

          In addition, the 2008-09 May Revision includes several other proposed reductions that change benefits for newly qualified immigrants and require more frequent eligibility certification for undocumented immigrants receiving emergency services. The 2008-09 May Revision also rolls back the allowable income level for certain eligibility categories. These proposals are expected to result in approximately $160 million in General Fund savings in 2008-09.

          Average monthly caseload in Medi-Cal is estimated to be 6.64 million in 2007-08. Caseload is expected to decrease in 2008-09 by approximately 49,800, or 0.8 percent, to 6.59 million eligible people, as compared to an expected 1.2 percent increase in the State’s population over the same period. The decrease is due primarily to the proposed eligibility changes for undocumented immigrants, the implementation of the quarterly status reports for children and parents, and the rescission of full-scope Medi-Cal for newly qualified immigrants. On February 8, 2006, President Bush signed the Deficit Reduction Act of 2005, which makes several changes to the federal Medicaid program that will impact Medi-Cal. The most significant fiscal change will require, beginning October 2009, states’

managed care quality improvement fees to be assessed on all managed care plans, not just on those serving Medicaid beneficiaries. Without conforming statutory changes, the State would lose approximately $250 million in annual federal revenues beginning in 2009-10 due to non-compliance because current California law permits the State to only collect managed care quality improvement fees on managed care plans serving Medi-Cal beneficiaries.

          SSI/SSP

          The federal Supplemental Security Income (“SSI”) program provides a monthly cash benefit to eligible seniors and persons with disabilities who meet the program’s income and resource requirements. In California, the SSI payment is augmented with a State Supplementary Payment (“SSP”) grant. The 2008-09 Governor’s Budget includes $3.5 billion from the General Fund for the SSI/SSP Program in 2008-09. This represents a 3 percent decrease from the revised 2007-08 funding level. The average monthly caseload in this program is estimated to be 1.3 million recipients in 2008-09, a 2.1 percent increase over the 2007-08 projected level.

          The 2008-09 May Revision includes a total General Fund reduction of $431.5 million in 2007-08 and $300.3 million in 2008-09, achieved by suspending the June 2008 and June 2009 state COLAs, not passing through to recipients the January 2009 federal COLA, and elimination of the Cash Assistance Program for Immigrants. The State has indicated that, under these proposals, recipient grant amounts will not change from 2007-08.

          A lawsuit was filed in April 2008, challenging the State’s authority to implement the state COLA suspension. Should the plaintiffs prevail, the Legislature’s Special Session action to suspend the COLA until October 1, 2008 would be overturned, resulting in increased expenditures of $22.3 million in 2007-08 and $67.8 million in 2008-09. In addition, the additional COLA savings proposed by the Administration in the Governor’s Budget, but not yet enacted by the Legislature ($203.2 million in 2008-09 and $271 million ongoing subsequently), would be lost.

          The State has indicated that caseload projections have been held flat for the 2008-09 May Revision compared to the 2008-09 Governor’s Budget. The Social Security Administration and the State use different data file formats, which is causing data analysis problems for the State. When the problem is resolved, the 2008-09 caseload will be adjusted in the November 2008 estimate.

Department of Corrections and Rehabilitation

          Department of Corrections and Rehabilitation Budget

          The 2008-09 May Revision proposes total expenditures of $10.3 billion for the Department of Corrections and Rehabilitation of the State of California (“CDCR”) from all funding sources. Of this amount, $9.9 billion comes from the General Fund. This total includes funds for debt service payments, personal services costs, and operating expenses and equipment. The CDCR budget includes funding for over 67,000 personnel years at a total cost for salaries and benefits of approximately $6.7 billion. Lease payments and bond insurance total $248.1 million, and the remaining funds are budgeted for operating expenses and equipment. The 2008-09 May Revision proposes budget-balancing reductions for CDCR which would result in General Fund savings of $198.2 million in 2008-09, and $293.9 million in 2009-10. These reductions include a 10 percent reduction to local assistance grants provided for Juvenile Probation and Camps and the Mentally Ill Offender Crime Reduction Grant, which provides savings of $24.6 million in 2008-09. The more significant reduction is a proposal to convert non-serious, non-violent, non-sex-offender parolees to summary parole. Individuals on summary parole would not be supervised, but would remain subject to search, seizure, and drug testing by any law enforcement officer. The savings associated with this proposal totals $173.6 million in 2008-09, and $269.3 million in 2009-10. In addition to reducing General Fund costs, this proposal is anticipated to enable parole agents to focus on more serious parolees, including sex offenders affected by Proposition 83 (“Jessica’s Law”). The summary parole changes require legislative authority to implement.

          Federal Receiver for Medical Care Services

          In April 2001, a class-action lawsuit, now known as Plata v. Schwarzenegger, was filed in federal court contending that the State was in violation of the Eighth and Fourteenth Amendments to the United States Constitution by providing inadequate medical care to prison inmates. On June 30, 2005, the court ordered the establishment of a receivership to take control of the CDCR’s medical care system due to the State’s delay in successfully implementing the changes required by the Stipulated Agreement for Injunctive Relief, entered into as the settlement of the Plata v. Schwarzenegger case. A receiver was appointed by the court in February 2006, and given broad authority over CDCR’s medical care program. A nonprofit corporation, the California Prison Health Care Receivership Corp. (“CPR Inc.”) has been established to “house the activities of” the receiver.

          The 2008-09 May Revision proposes a total augmentation of $176.8 million to improve the delivery of medical services to inmates. As the court-appointed receiver continues to address the delivery of medical services to inmates, additional cost pressures could be placed on the State’s General Fund resources.

Pension Trusts

          The principal retirement systems in which the State participates are the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”). The assets and liabilities of the funds administered by CalPERS and CalSTRS, as well as certain other retirement funds administered by the State, are included in the financial statements of the State as fiduciary funds. The University of California maintains a separate retirement system for which the State General Fund has no direct responsibility. Information about this system may be obtained directly from the University of California.

          CalPERS

          CalPERS administers the Public Employment Retirement Fund (“PERF”), which is a multiple employer defined benefit plan. In addition to the State, employer participants, as of June 30, 2007, included 1,054 school districts and 1,560 other public agencies. As of June 30, 2007, PERF had 1,086,900 active and inactive program members and 445,208 benefit recipients. The payroll for State employees covered by PERF for fiscal year 2005-06 was approximately $13.3 billion.

          Employees, except those participating in the non-contributory, second tier plan (and who receive generally lower benefits), contribute to PERF based upon required contribution rates. Approximately 6.5 percent of the employees participate in the second tier plan. As part of a memorandum of understanding with the employee unions, the State agreed to suspend employee contributions for miscellaneous and industrial employees for fiscal years 2002-03 and 2003-04. The impact on the unfunded liability from suspending the employee contribution for two years was $354.5 million. These contributions will be repaid over the next thirty years through contributions toward the unfunded liability.

          Contributions to PERF are determined annually on an actuarial basis. Payments into PERF are made from employer contributions, including contributions by the State, and employee contributions. State contributions are made from the General Fund, Special Funds, and Non-Governmental Cost Funds. Approximately 55 percent of the State contributions to PERF are made from the General Fund.

          The State and Schools Actuarial Valuation for the year ended June 30, 2006 uses the Market Value Asset (“MVA”) basis to report the funded status of the system rather than the Actuarial Value of Assets (“AVA”) basis as used in previous years. CalPERS notes that they are monitoring the funded status of the plan using the market value of assets to ensure that the new rate stabilization methods do not impair the security of benefits. The MVA funded ratios are more volatile than the actuarial funded ratios due to the smoothing effects of the actuarial value. Using the MVA basis in times when returns are profitable gives the perception of a larger funded status. However, a much lower funded status will be shown when the market slows down and returns decline. The AVA is used for rate setting purposes because it maintains some consistency over fluctuating markets through rate smoothing.

          Each employer (including the State) contributes an amount equal to the sum of the normal cost and amortization of the unfunded actuarial accrued liability, if any. Actuarial valuations of the PERF are performed as of June 30 of each year. The most recent valuation, as of June 30, 2006, showed an accrued unfunded liability allocable to State employees of $15.414 billion (AVA basis) and $10.589 billion (MVA basis). The actuarial valuation for PERF was based upon an assumed 7.75 percent investment return. The weighted rates of return experienced by PERF over the past ten years, five years, and three years (in each case through fiscal year 2005-06) have been 9.0 percent, 7.5 percent, and 13.8 percent, respectively.

          On April 19, 2005, the Board of Directors of CalPERS adopted a new policy for calculating the actuarial value of assets, spreading market value asset gains and losses over 15 years (rather than 3 years, as had been the practice) and changing the corridor limits for the actuarial value of assets from 90 percent-110 percent of market value to 80 percent-120 percent of market value. In addition, CalPERS will calculate the annual contribution amount with regard to gains and losses as a rolling 30 year amortization of all remaining unamortized gains or losses as opposed to the current 10 percent of such gains and losses. These changes are anticipated to reduce employer rate volatility by 50 percent.

          CalSTRS

          CalSTRS administers the Teacher’s Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers’ Retirement Plan (“STRP”). STRP is a cost-sharing, multi-employer, defined benefit pension plan that provides retirement, disability and survivor benefits for teachers and certain other employees of the California public school system. STRP is comprised of three programs: the Defined Benefit Program (“DB Program”), the Defined Benefit Supplement Program (“DBS”), and the Cash Balance Benefit Program. Within the DB Program there is also a Supplemental Benefits Maintenance Account (“SBMA”) which provides purchasing power protection for retired members. As of June 30, 2006, the DB Program had approximately 1,400 contributing employers, approximately 586,966 active and inactive program members and 207,846 benefit recipients.

          The State’s General Fund contributions to the DB Program and the SBMA are established by statute. As of April 2008, the contribution rate to the DB Program was 2.017 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. As of April 2008, the contribution rate to the SBMA was 2.5 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. The 2008-09 May Revision proposes to reduce the State’s contributions to the SBMA from 2.5 percent to 2.25 percent of salary. In order to reduce the State’s contributions, a corresponding benefit must be provided to teachers. As of April 2008, the SBMA targets supplemental payments to provide 80 percent level of purchasing power, but this is not a vested benefit. If funding is not sufficient to bring purchasing power up to the 80 percent level, supplemental payments may have to be paid at a lower level. The 2008-09 May Revision proposes to increase supplemental payments to 85 percent purchasing power, if funding is available. This would provide the corresponding benefit to teachers necessary to reduce the State’s General Fund contribution. The savings from the reduced contribution equates to $66 million in 2008-09. In addition, payments of l.125 percent each will be made on

November 1 and April l, instead of July 1 of each fiscal year. Each employer contributes 8.25 percent of payroll, while employees contribute 6 percent of pay. The most recent actuarial valuation of the DB Program, performed as of June 30, 2006, showed an actuarial accrued unfunded liability of $19.6 billion. The significant reduction in the unfunded liability of almost $3 billion since the prior year was largely due to the discovery of the error in CalSTRS’ accounting system. The actuarial valuation of the DB Program is based upon an assumed 8 percent investment return. The average net rate of return experienced by the DB Program over the past fifteen years, ten years and five years (in each case through fiscal year 2005-06) was 9.9 percent, 9.1 percent, and 7.8 percent, respectively.

          Post Retirement Benefits

          The State also provides post-employment health care and dental benefits to its employees and their spouses and dependents, when applicable, and recognizes these costs on a “pay-as-you-go” basis. The cost of these benefits in fiscal year 2008-09 is estimated at $1.23 billion, in comparison to an estimated $1.08 billion in fiscal year 2007-08, and $1.02 billion in fiscal year 2006-07. It is anticipated that these costs will continue to grow in the future. As of June 30, 2007, approximately 144,145 retirees were enrolled to receive health benefits and 117,048 to receive dental benefits. The employer contribution for health premiums maintains the average 100/90 percent contribution formula established in the Government Code. Under this formula, the State averages the premiums of the four largest health benefit plans in order to calculate the maximum amount the State will contribute toward the retiree’s health benefits. The State also contributes 90 percent of this average for the health benefits of each of the retiree’s dependents. Employees vest for this benefit after serving ten years with the State. With ten years of service credit, employees are entitled to 50 percent of the State’s full contribution. This rate increases by 5 percent per year and with 20 years of service, the employee is entitled to the full 100/90 formula.

          The final 2007-08 budgeted amount for Health and Dental Benefits for Annuitants was $1.139 billion, continuing the “pay-as-you-go” policy which had been in effect. The CalPERS Board of Administration adopted guidelines specifying that health benefits should be increased by no more than ten percent annually in the near term and the rate of growth should trend down to 4.5 percent over ten years. The Administration has also taken into account the estimate contained in the actuarial report described below of the State’s cost for health care premiums for fiscal year 2007-08. The Administration has not proposed any method for pre-funding retiree health care costs. On June 21, 2004, the Governmental Accounting Standard Board released its Statement No. 45, Accounting and Financial Reporting by Employers for Postemployment Benefits Other Than Pensions (“Statement No. 45”). Statement No. 45 establishes standards for the measurement, recognition, and display of post-employment healthcare as well as other forms of post-employment benefits, such as life insurance, when provided separately from pension plan expenditures and related liabilities in the financial reports of State and local governments. Under Statement No. 45, governments will be required to: (i) measure the cost of benefits, and recognize other post-employment benefits expense, on the accrual basis of accounting in periods that approximate employees’ years of service; (ii) provide information about the actuarial liabilities for promised benefits associated with past services and whether, or to what extent, the future costs of those benefits have been funded; and (iii) provide information useful in assessing potential demands on the employer’s future cash flows. Statement No. 45 reporting requirements are effective for the State in the fiscal year beginning July 1, 2007 and the State previously indicated that it planned to include the actuarial computation of its liability for post-employment health care benefits in the 2007-08 financial statements.

          On May 7, 2007, the State Controller’s Office released a report by the private actuarial firm, Gabriel Roeder Smith & Company, which was asked to calculate the State’s liability for these benefits. The report was based on a variety of data and economic, demographic and healthcare trend assumptions concerning matters such as demographic trends and growth of health care costs which are described in the report. The actuarial valuation covers the cost estimates for existing employees and retirees. The main objective of the report was to estimate the Actuarial Accrued Liability (“AAL”), which is the present value of future retiree healthcare costs attributable to employee service earned in prior fiscal years. The report looked at three different scenarios: (1) continuation of the “pay-as-you-go” policy; (2) a “full funding” policy under which assets would be set aside to prepay the future obligations, similar to the way in which pension obligations are funded, and (3) a “partial funding” policy which was halfway between the two other scenarios. According to the actuarial valuation as of July 1, 2007, the current pay-as-you go funding policy results in an AAL of $47.88 billion, an annual required contribution of $3.59 billion, estimated employer contributions of $1.36 billion and an expected net other post employment benefits (“OPEB”) obligation of $2.23 billion for the fiscal year ending June 30, 2008.

          The long-term costs for other post-employment benefits may negatively affect the State’s financial reports and impact its credit ratings if the State does not adequately manage such costs.

          Public Employee Post-Employment Benefits Commission

          In late December 2006, the Governor created a Public Employee Post-Employment Benefits Commission (“Commission”), with a mandate to present a report to the Governor and the Legislature by January 1, 2008. The twelve members of the Commission were appointed on February 20, 2007. The Commission was directed to (i) identify, for the State and local governments, the amount and extent of unfunded post-employment retirement benefits, (ii) compare different approaches to address such unfunded benefits, (iii) consider the advantages from providing other post-employment benefits, and (iv) propose a plan or plans for addressing unfunded post-employment benefits. The Commission issued its report on January 7, 2008. Over the prior 12 months the Commission held meetings throughout the State, generating almost 100 hours of testimony. The Commission used a series of surveys sent to thousands of California public employers to generate the information included in its summaries of local pension and OPEB status.

          The Commission received surveys from fifty-seven retirement systems (or about two-thirds of the total sent). Those fifty-seven pension systems account for 99 percent of pension system members. The combined liability for the fifty-seven reporting California public retirement systems is $63.5 billion ($13.7 billion for the State of California) as of their most recent actuarial valuations available (2006 for most systems).

          The Commission received OPEB surveys from approximately 1,200 public agencies in California (or about one-third of the total sent). Of those 1,200 public agencies that responded to the survey, 338 had completed their unfunded actuarial accrued liability (“UAAL”) studies. The majority of public agencies not responding to the OPEB survey had revenues below $100 million. Pursuant to Statement No. 45, those public agencies are not required to conduct their OPEB valuation until after December 2007 or 2008. The 338 responding public agencies accounted for 70 to 80 percent of the total revenue for California public agencies. The combined liability for the 338 California public agencies with completed UAAL studies was $118 billion ($47.88 billion for the State of California).

          The State has indicated that the Commission’s plan to address pension and OPEB liabilities is based on 34 high level recommendations that are combined into the following eight groups: (1) identify and prefund financial obligations, (2) limit contribution volatility and use smoothing methods judiciously, (3) increase transparency and accountability, (4) improve plan design and communication with employees, (5) provide independent analysis, (6) strengthen governance and increase transparency, (7) coordinate with Medicare, and (8) advocate federal tax law changes.

          The State has indicated that the Administration is considering a number of possible approaches to budgeting for future OPEB costs. In selecting an appropriate strategy for funding future costs, the State relates, the Administration must balance two competing and potentially conflicting criteria. The State indicates that one aim of the funding strategy is to minimize the disruption of existing critical State programs when the State begins to budget for the future costs of OPEB and that another is to assure bond rating agencies and future investors that the State will fund all future retirement costs.

          On May 23, 2008, the Governor released a statement endorsing the recommendations made by the Commission. Among other steps, the Governor directed the Department of Finance and the Department of Personnel Administration to report back by September 30, 2008 with options to start to pre-fund the State’s OPEB obligations, provided such a plan does not include raising taxes or dipping into the General Fund.

THE BUDGET PROCESS

Proposed Budget Stabilization Act

          The 2008-09 Governor’s Budget proposed a Budget Stabilization Act (the “Act”), a Constitutional Amendment to reform the State budget process. The reform would prevent over-budgeting based on extraordinary revenue gains and give the State certain tools to quickly reduce spending when necessary to avoid a deficit. After consultations with many parties, the Governor has presented the proposed Act to the Legislature.

          In order to prevent reliance on unsustainably high revenue gains, the Act would require that excess revenues – revenues above a revenue limit based on the prior year revenue limit adjusted by a reasonable, long-term average rate of growth – be deposited in a new Revenue Stabilization Fund (“RSF”). In years of below-average rates of revenue growth, monies will be transferred from the RSF back into the General Fund in an amount not to exceed the shortfall. When the RSF exceeds an amount equivalent to 15 percent of General Fund revenues in a given year, the excess would be available for one-time spending for schools (in proportion to the Proposition 98 share of total General Fund revenues) and providing one-time tax rebates, investing in one-time infrastructure projects, or paying off debt. The 2008-09 May Revision proposes to create the revenue limit based on 2007-08 revenues and capitalize the RSF with lottery securitization revenues in 2008-09 and thus provide $5.1 billion in 2008-09 to bring revenues to the projected General Fund revenue limit. The 2008-09 May Revision also provides for the imposition of an additional one cent ($.01) sales tax for every dollar in taxable sales in the event that the Director of Finance certifies that there is insufficient revenue in the Revenue Stabilization Fund (RSF) during calendar year 2009 to transfer to the General Fund to bring the General Fund up to the revenue limit.

          The Act allows transfers from the RSF back into the General Fund only in years when revenue grows at a rate less than the long-term average. Transfers would not be allowed simply to avoid deficits, not even in emergencies. The State already has mechanisms for addressing emergencies, including the ability to temporarily raise taxes with a two-thirds vote of the Legislature.

          Further, the Act would provide for automatic expenditure reductions. These reductions would be triggered whenever the Director of Finance projects that the State will be in deficit. The Director of Finance would be required to estimate the year-end balance in the General Fund three times each year – in November, January and May. When this estimate shows a likely General Fund deficit of one percent or less, the Governor would be required to reduce appropriations, on an annualized basis, by 2 percent and when it shows a deficit of greater than one percent, appropriations would be reduced by 5 percent. Given the difficulty of achieving actual savings during the fiscal year, the reductions would be pro-rated for the amount of time remaining in the year.

          The Act would also require the Legislature and the Governor to enact statutory changes in all State entitlement programs that allow for reductions in service levels or rates of payment sufficient to achieve the targeted reductions of 2 and 5 percent. In order to ensure that a full year of savings is achieved by these program reductions, they would remain in effect, once triggered by a projected deficit in a particular year, not only for the remainder of that year, but until the Legislature takes a subsequent action, either in the next Budget Act or in separate legislation, to restore the prior levels of service. In the event that the Legislature fails to enact a schedule of program reductions in a given program, or if the reductions authorized by the Legislature are insufficient to achieve the required annualized savings goals, the Governor would be authorized to waive any State law or regulation necessary to achieve the full amounts of the reductions.

Constraints on the Budget Process

          Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, restricted the use of the State’s General Fund or special fund revenues, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets. Historic examples of provisions that make it more difficult to raise taxes include Proposition 13, passed in 1978, which, among other things, required that any change in State taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds vote in each house of the Legislature. Examples of provisions restricting the use of General Fund revenues are Proposition 98, passed in 1988, which mandates that a minimum amount of General Fund revenues be spent on local education, and Proposition 10, passed in 1988, which raised taxes on tobacco products and mandated how the additional revenues would be expended.

          Constitutional amendments sponsored by Governor Schwarzenegger and approved by the voters have also affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits, Proposition 1A, as defined below, approved in 2004, which limits the Legislature’s power over local revenue sources, and Proposition 1A approved in the November 7, 2006 election, which limits the Legislature’s ability to use sales taxes on motor vehicle fuels for any purpose other than transportation.

          These approved constitutional amendments are described below.

          Balanced Budget Amendment (Proposition 58)

          Proposition 58, approved by the voters in 2004, requires the State to enact a balanced budget, and establish a special reserve and restricts future borrowing to cover fiscal year-end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

          If the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the Legislature would be prohibited from: (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.

          Proposition 58 also requires that a special reserve (the “Budget Stabilization Account” or “BSA”) be established. The BSA is to be funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited.

          Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as: (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.

          Local Government Finance (Proposition 1A of 2004)

          Senate Constitutional Amendment No. 4 (also known as “Proposition 1A”), approved by the voters in the November 2004 election, amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two–thirds of both houses of the Legislature approve the borrowing. The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax.

          Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the mandated activity, the requirement on cities, counties or special districts to abide by the mandate is suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate on local governments to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A do not apply to schools or community colleges nor to mandates relating to employee rights.

          Proposition 1A further requires the State to reimburse cities, counties, and special districts for mandated costs incurred prior to the 2004-05 fiscal year over a term of years. Chapter 72, Statutes of 2005 (AB 138) requires the payment of mandated costs incurred prior to 2004-05 to begin in 2006-07 and to be paid over a term of 15 years. The 2008-09 May Revision delays the third payment of these claims. The remaining estimated cost of claims for mandated costs incurred prior to the 2004-05 fiscal year is $956 million.

          After School Education Funding (Proposition 49)

          An initiative statute, Proposition 49, called the “After School Education and Safety Program of 2002,” was approved by the voters on November 5, 2002, and required the State to expand funding for before and after school programs in the State’s public elementary, middle and junior high schools. The increase was first triggered in 2006-07, which increased funding for these programs to $550 million. These funds are part of the Proposition 98 minimum funding guarantee for K-14 education. The 2008-09 Governor’s Budget reflects a reduction of $59.6 million for Proposition 49 programs, consistent with other reductions proposed for Proposition 98 programs. This will require a ballot initiative to go before the voters to amend the funding level under Proposition 49.

          Mental Health Services (Proposition 63)

          On November 2, 2004 the voters approved Proposition 63, which imposes a 1 percent tax surcharge on taxpayers with annual taxable income of more than $1 million for purposes of funding and expanding mental health services. In addition, Proposition 63 prohibits the Legislature or the Governor from redirecting funds used for mental health services to other purposes or from reducing General Fund support for mental health services below the levels provided in fiscal year 2003-04.

          Transportation Financing (Proposition 1A of 2006)

          On November 7, 2006 voters approved Proposition 1A, which had been placed on the ballot by the Legislature as Senate Constitutional Amendment No. 7, to protect Proposition 42 transportation funds from any further suspensions. Provisions of the State Constitution enacted as Proposition 42 in 2002 permitted the suspension of the annual transfer of motor vehicle fuel sales tax revenues from the General Fund to the Transportation Investment Fund if the Governor declared that the transfer would result in a “significant negative fiscal impact” on the General Fund and the Legislature agreed with a two-thirds vote of each house. The new measure modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such a suspension occurs, the amount owed by the General Fund must be repaid to the Transportation Investment Fund within three years, and only two such suspensions can be made within any ten-year period. In 2003-04, $868 million of the scheduled Proposition 42 transfer was suspended, and in 2004-05 the full transfer of $1.258 billion was suspended. The Proposition 42 transfer was fully funded in 2005-06 at $1.359 billion. The 2006 Budget Act fully funded the Proposition 42 transfer at $1.415 billion for 2006-07, and also included $1.415 billion ($1.215 billion General Fund) for advance repayment of a portion of the 2003-04 and 2004-05 suspensions. The 2007 Budget Act fully funded the Proposition 42 transfer at $1.439 billion and the required repayment for remaining Proposition 42 debts at $83 million for 2007-08. The 2008-09 May Revision proposes to fully fund the Proposition 42 transfer for 2008-09 at $1.432 billion with another $83 million to repay a portion of past suspensions.

PRIOR FISCAL YEARS’ BUDGETS

Fiscal Years Prior to 2006-07

          Following a half decade of strong economic and revenue growth in the late 1990’s and into 2000, during fiscal year 2001-02, as the State and national economies fell into a recession and the stock markets dropped significantly, the State experienced an unprecedented drop in revenues compared to the prior year largely due to reduced personal income taxes from stock option and capital gains activity. During the three fiscal years between 2001-02 and 2003-04, the State encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The budgets for these years included substantial reliance on one-time measures, internal borrowing, and external borrowing. The State also faced a cash flow crisis during this period which was relieved by the issuance of Revenue Anticipation Warrants in June 2002 and June 2003 and Economic Recovery Bonds in the spring of 2004.

          The State’s economy rebounded during the 2004-05 and 2005-06 fiscal years, with the result that General Fund revenues were substantially higher in each year than had been projected at the start of the year. This allowed the budgets in these years to end with substantial positive balances. The State continued to utilize a combination of expenditure cuts, cost avoidance, internal and external borrowing, fund shifts, and one-time measures such as securitization of tobacco settlement revenues and sale of Economic Recovery Bonds, to produce balanced budgets. The 2005 Budget Act relied much less on one-time measures than the budgets of the immediately preceding years, but did include receipt of $525 million from refinancing of tobacco securitization bonds. Final estimates relating to the 2005-06 fiscal year, as released in the 2007-08 Governor’s Budget in January 2007, showed that the State experienced substantially more favorable results than were projected at the time the 2005 Budget Act was signed. As a result of revised estimates for years prior to 2005-06 and improved economic results which generated major increases in tax revenues, the Administration estimated that the fund balance at June 30, 2006 was about $10.8 billion, of which $10.1 billion was in the Special Fund for Economic Uncertainties (“SFEU”), compared to the original 2005 Budget Act estimate of $1.3 billion in the SFEU.

2006 Budget Act

          The 2006 Budget Act was adopted by the Legislature on June 27, 2006, along with a number of implementing measures, and signed by the Governor on June 30, 2006. In approving the budget, the Governor vetoed $112 million in appropriations (including $62 million in General Fund appropriations).

          Under the 2006 Budget Act, General Fund revenues and transfers were projected to increase 1.2 percent, from $92.7 billion in fiscal year 2005-06 to $93.9 billion in fiscal year 2006-07. The 2006 Budget Act contained General Fund appropriations of $101.3 billion, compared to $92.7 billion in 2005-06. This included more than $4.9 billion, or 4.7 percent of total General Fund resources available, to address the State’s debt by establishing a budget reserve of $2.1 billion and making early debt repayments of $2.8 billion. The difference between revenues and expenditures in 2006-07 was funded by using a large part of the 2006-07 beginning fund balance. The June 30, 2007 reserve was projected to be $2.1 billion, compared to an estimated June 30, 2006 reserve of $9.5 billion.

          The 2006 Budget Act also contained Special Fund expenditures of $26.6 billion and Bond Fund expenditures of $3.6 billion. Special Fund revenues were estimated at $27.8 billion. Pursuant to the cash flow projections for the 2006 Budget Act, the State issued $1.5 billion of revenue anticipation notes to assist in its cash management program for the fiscal year.

          The 2006 Budget Act was substantially similar to the 2006-07 May Revision proposals. Compared to the 2006-07 May Revision, however, it also assumed $299 million greater revenues for 2005-06 based on higher than expected revenues in May, and $19 million greater revenues in 2006-07 due to expanded sales tax licensing and collection programs. The 2006 Budget Act contained the following major General Fund components:

1.          Repayments and prepayments of prior obligations—The 2006 Budget Act included $2.812 billion of repayments and/or prepayments of prior obligations as follows: (1) $1.415 billion for advance payment of a portion of the 2003-04 and 2004-05 Proposition 42 suspensions (includes $200 million pre-payment from a special fund); (2) $472 million for early retirement of the Economic Recovery Bonds under Proposition 58; (3) $296 million to repay/prepay non-Proposition 98 mandates; (4) $347 million to repay/prepay loans from special funds; (5) $150 million to prepay Proposition 98 Settle-Up (reflected in prior year and does not affect 2006-07 operating deficit); (6) $100 million to prepay flood control subventions; and (7) $32 million set aside to pay debt service on general obligation bonds in fiscal year 2007-08.

2.          Reduction of the operating deficit—The 2006 Budget Act projected that after adjusting for repayments or prepayments of prior obligations and one-time investments, the net operating deficit would be $3.3 billion.

3.          Proposition 98—The 2006 Budget Act included Proposition 98 General Fund expenditures at $41.3 billion, which was an increase of $2.9 billion, or 7.5 percent, compared to the revised 2005-06 estimate. When property taxes were taken into account, the total Proposition 98 guarantee was $55.1 billion, which was an increase of $3.1 billion, or 5.9 percent. The 2006 Budget Act continued to propose to spend at the level of the Proposition 98 guarantee assuming that the 2004-05 suspension had only been $2 billion. It also continued to include $426 million above this level to implement Proposition 49. Furthermore, to resolve the pending lawsuit regarding Proposition 98 funding, the State agreed to calculate the Proposition 98 guarantee consistent with the legislative intent language contained in Chapter 213, Statutes of 2004. As a result, the State expects to pay $2.9 billion in settle-up funding, comprised of approximately $1.6 billion and $1.3 billion to count toward the Proposition 98 guarantees for 2004-05 and 2005-06, respectively.

4.          K-12 Education—The 2006 Budget Act included $67.1 billion in spending from all funds on K-12 education, an increase of $2.9 billion from the revised 2005-06 estimate. General Fund expenditures were set at $40.5 billion (including funds provided for prior year settle-up obligations), an increase of $2.7 billion, or 7 percent. Total per-pupil expenditures from all fund sources were projected to be $11,264, an increase of $516, or 4.8 percent from the revised 2005-06 level.

5.          Higher Education—The 2006 Budget Act included General Fund expenditures at $11.4 billion, an increase of $973 million, or 9.4 percent. The 2006 Budget Act marked the second year of funding for the Higher Education Compact. The Compact was signed in Spring 2004 with both University of California and California State University to provide funding stability and preserve educational quality over the following six fiscal years in exchange for improved accountability in a variety of key student performance measures. The 2006 Budget Act included additional funding of $75 million for University of California and $54.4 million for California State University so that student fees in 2006-07 remained at 2005-06 levels.

6.          Health and Human Services—The 2006 Budget Act included $29.3 billion of General Fund revenues to be spent on Health and Human Services programs, which was an increase of $2.5 billion, or 8.7 percent, from the revised 2005-06 estimate. This increase was primarily due to caseload, population, and other workload increases as well as a one-time investment of $214 million ($180 million in General Fund revenues) on health care surge capacity needs.

7.          Transportation Funding—The 2006 Budget Act included $1.42 billion to fully fund Proposition 42 in 2006-07 and $1.415 billion, including interest, for advance payment of a portion of the 2003-04 and 2004-05 Proposition 42 suspensions ($200 million to be repaid from a special fund). The 2005 Budget Act assumed repayment of a portion of outstanding transportation loans with $1 billion in bond proceeds derived from certain Indian gaming revenues to specified transportation programs. This transportation funding package would have provided $465 million to the State Highway Account, $290 million to the Traffic Congestion Relief Program, $122 million to the Public Transportation Account, and $122 million to cities and counties. There have been several lawsuits that, as of April 2008, have prevented the bonds from being sold to date, and an Executive Order was issued in June 2006 to use the $151 million in tribal gaming compact revenues that had been received to repay a portion of these loans. Bond proceeds in the amount of $849 million were anticipated in the enacted 2006-07 Budget, which would have provided $314 million to the State Highway Account, and would provide the same level of funding to the Traffic Congestion Relief Program, Public Transportation Account, and cities and counties as was originally proposed. Due to the delays caused by ongoing litigation, the 2007-08 Governor’s Budget anticipates expenditures of $100 million per year as revenues are received in 2006-07 and 2007-08, until the litigation is resolved. State law provides that these internal loans are not due and payable until funds are received from tribal gaming to repay them; thus, there is no demand placed on the General Fund for repayment due to these developments.

8.          Budget Stabilization Account—The 2006 Budget Act fully funded the transfer of $944 million to the Budget Stabilization Account (“BSA”), pursuant to Proposition 58. Half of this amount, or $472 million, is slated to remain in the BSA as a reserve. The other half was transferred for the purpose of early retirement of Economic Recovery Bonds. These transfers took place in September 2006.

          Fiscal Year 2006-07 Revised Estimates as of the 2008-09 Governor’s Budget

          Final estimates relating to the 2006-07 fiscal year, as released in the 2008-09 Governor’s Budget in January 2008, show that the State experienced more favorable results than were projected at the time the 2006 Budget Act was signed. As a result of revised estimates for years prior to 2006-07, the Administration estimates that total prior year resources, plus revenues and transfers for 2006-07, were about $105.3 billion, nearly $1.9 billion more than originally estimated. This increase includes the following: $1.058 billion higher Personal Income Tax; and $650.9 million higher Corporation Tax.

          Expenditures increased by about $152 million. As a result, the fund balance at June 30, 2007 was estimated at about $3.9 billion, of which $3.0 billion was in the SFEU, compared to the original 2006 Budget Act estimate of $1.6 billion in the SFEU.

CURRENT STATE BUDGET

          The discussion below of the fiscal year 2007-2008 Budget, the fiscal year 2008-09 Governor’s Budget and the 2008-09 May Revision is based on estimates and projections of revenues and expenditures for the 2007-08 and 2008-09 fiscal years and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

2007 Budget Act

          The 2007 Budget Act was adopted by the Legislature on August 21, 2007, along with a number of implementing measures, and signed by the Governor on August 24, 2007. In approving the budget the Governor vetoed $943 million in appropriations from the General Fund, special funds, and bond funds (including $703 million in General Fund appropriations).

          The 2007 Budget Act signed by Governor Schwarzenegger included the largest reserve of any budget act in the State’s history, a total of $4.1 billion. The reserve was made so large because the 2007 Budget Act contained a number of risks. By the time of the 2008-09 Governor’s Budget, released on January 10, 2008, it had become clear that many of these risks had in fact occurred, and that even the planned reserve would not be enough to keep the budget in balance through June 30, 2008. Accordingly, the Governor called a special session of the Legislature which took a series of actions to close the budget gap, and the Governor took certain additional actions not requiring legislative action. See “Fiscal Year 2007-08 Revised Estimates as Updated Through the 2008-09 May Revision.” The impact of these risks on the 2007 Budget Act is discussed in the individual budget items listed below. Under the 2007 Budget Act, General Fund revenues and transfers were projected to increase 6.0 percent, from $95.5 billion in fiscal year 2006-07 to $101.2 billion in fiscal year 2007-08. The 2007 Budget Act contained General Fund appropriations of $102.3 billion, compared to $101.7 billion in 2006-07. The June 30, 2008 total reserve was projected to be $4.1 billion.

          The 2007 Budget Act contained the following major General Fund components:

1.

Maximizing the Value of the State’s Student Loan Guarantee Function – The 2007 Budget Act assumed the sale of, or other contractual arrangement for the operation of, California’s student loan guarantee function, generating $1 billion in one-time revenue. The State’s student loan guarantee function is operated through a contract between the California Student Aid Commission (“CSAC”) and EdFund, a non-profit public benefit corporation established by CSAC. EdFund, the second largest guaranty operator in the nation, services student loans for students attending schools in California and throughout the nation. Over half of all loans serviced by EdFund are held by non-California students. This proposal would not be expected to adversely affect students’ access to loans or the interest rates students pay for loans (which are set by the federal government). Neither CSAC nor EdFund sets loan interest rates or charges students fees. The 2007 Budget Act estimate was reduced to $500 million in the 2008-09 Governor’s Budget, and by the time of the 2008-09 May Revision, it was projected that the sale would not occur until the 2009-10 fiscal year, in part due to changes in the student lending industry and tightening of credit markets.

2.

Repayments and prepayments of prior obligations – The 2007 Budget Act included $1 billion in prepayments of the Economic Recovery Bonds (“ERBs”) from moneys transferred to the BSA and $5 million of other budgetary debt repayments. This brings the total set aside to repay the ERBs to $6.8 billion in four years since the initial bonds were issued.

3.

Budget Stabilization Account – The 2007 Budget Act fully funded the transfer of $2.045 billion to the BSA, the full amount pursuant to Proposition 58. Half of this amount, or $1.023 billion, is reported as a reduction of revenues. The other half was transferred for the purpose of early retirement of ERBs.

4.

Proposition 98 – The 2007 Budget Act included Proposition 98 expenditures from the General Fund of $41.5 billion, which was an increase of $712 million, or 1.7 percent, compared to the revised 2006-07 estimate. When property taxes are taken into account, the total Proposition 98 Guarantee was $57.1 billion, which was an increase of $2.2 billion, or 3.9 percent. The 2007 Budget Act also continued to include $426 million above the 2006-07 Proposition 98 Guarantee level to implement Proposition 49.

5.

K-12 Education – The 2007 Budget Act included $66.8 billion ($41.4 billion General Fund and $25.4 billion other funds) for K-12 education programs in 2007-08. This reflected an increase of $3.5 billion ($1.6 billion General Fund and $1.9 billion other funds). Total per-pupil expenditures were projected to increase by $378 to $11,541 in 2007-08, which includes funds for prior year settle-up obligations. The Legislature adopted legislation during the fiscal emergency special session that reduced 2007-08 Proposition 98 appropriations by $506.8 million; however, $295.4 million was offset by reappropriating prior year Proposition 98 savings. The remaining $211.4 million reduction eliminated appropriations from programs that encountered implementation delays or were not going to utilize the funding.

6.

Higher Education – The 2007 Budget Act reflected total funding of $19.7 billion, including $14 billion General Fund and Proposition 98 sources for all major segments of higher education (excluding infrastructure and stem cell research), which reflected an increase of $1.1 billion ($853 million General Fund and Proposition 98 sources) above the revised 2006-07 level. This included funding for the compacts signed in 2004 with the University of California and the California State University.

7.

Health and Human Services – The 2007 Budget Act included $29.7 billion General Fund for Health and Human Services programs, which was an increase of $301 million from the revised 2006-07 estimate. Total funding from all State funds for Health and Human Services programs is $38.0 billion, which was an increase of $1.6 billion from the revised 2006-07 estimate.

8.

Transportation Funding – The 2007 Budget Act included $1.48 billion to fully fund Proposition 42 in 2007-08. Proposition 1A was passed in November 2006 and provides for the repayment of any remaining Proposition 42 debt by the year 2015-16. Pursuant to Proposition 1A, the 2007 Budget Act repaid $83 million from the 2003-04 and 2004-05 Proposition 42 suspensions. Because the issuance of tribal gaming bonds had been delayed, the 2007 Budget Act also provided for the use of $100 million in tribal gaming compact revenues that were expected to be received in 2006-07, 2007-08, and any future years until the bonds are sold, to repay past loans made from the State Highway Account, the Traffic Congestion Relief Fund, and the Public Transportation Account (“PTA”). Proposition 1B was also passed in November 2006, providing $19.925 billion in bonding authority for a total of 16 programs intended to address a broad range of transportation priorities including rehabilitation and expansion of highways, transit and transit security, port security, and air quality. The authority for the use of any bond funds must be provided for in the Budget Act. The 2007 Budget Act provides a total of $4.2 billion in Proposition 1B funding.

On September 6, 2007, the California Transit Association filed a lawsuit with the Superior Court of Sacramento seeking an injunction to prohibit the use of $1.188 billion in 2007-08 vehicle fuel tax revenues for a number of public transit related programs provided in the 2007 Budget Act and related legislation. The suit also seeks to prohibit similar uses of lesser amounts of these funds in future years. The 2007 Budget Act uses funding that otherwise would have been transferred to the PTA or used to fund other transit-related costs that had been funded from the General Fund in prior years, including $948 million for payment of debt service on transportation bonds and $228 million for transportation services provided to public school students and Developmental Services Regional Center clients. If successful, the lawsuit would result in more funds being available in the PTA, but would not result in additional expenditure authority for public transportation programs due to an appropriations cap. In March 2008, a Superior Court judge issued a ruling which upheld the use of $779 million of the challenged funds, but determined that use of $409 million to reimburse the General Fund for prior years’ debt service costs was unlawful. Subsequent to a tentative decision issued by the judge on January 29, 2008, the Legislature passed emergency legislation which added $409 million from the PTA for use in funding transportation services for public school students. The Court’s ruling specifically found use of the PTA for such purpose to be lawful. The plaintiffs and the State have both appealed the trial court’s ruling.

9.

Lease of State Lottery – In the 2007-08 May Revision, the Governor proposed an examination of the potential benefits which could be derived from a lease of the State Lottery to private operators. The Governor indicated the belief that if private operators could substantially improve the returns from the Lottery – which currently operates below the national average in per capita receipts – the State may be able to realize substantial new income while still providing a guaranteed payment to schools. The Governor did not include any specific proposal in the 2007-08 May Revision, and the 2007 Budget Act did not include any increased revenue estimate based on such a transaction. However, a proposal to securitize Lottery revenues is included in the 2008-09 May Revision.

10.

Revenue Actions – The 2007 Budget Act included several revenue proposals that were in the 2007-08 Governor’s Budget. The most significant changes included the repeal of the teacher tax credit, resulting in an estimated revenue gain of $170 million in 2007-08, and additional efforts to reduce the “tax gap,” which tax professionals define as the difference between what taxpayers should pay and what is actually paid, which is estimated to result in $77.5 million in additional personal income tax and corporation tax revenues in 2007-08.

Additional Developments

          For budget year 2007-08, the State faced a number of issues and risks which had an impact on the General Fund and which reduced the budget reserves included in the 2007 Budget Act (originally $4.1 billion). In addition to certain developments listed in the individual budget items above, the following developments have occurred since enactment of the 2007 Budget Act.

1.

Deterioration of revenues below 2007-08 May Revision estimates, primarily as a result of weaker economic conditions in the State. The 2008-09 Governor’s Budget projected a reduction in the three major sources of General Fund tax revenues (personal income, sales and use, and corporate income) of $4.1 billion compared to the earlier estimate. The 2008-09 May Revision reported that these tax revenues would be slightly higher than the January estimate, with stronger receipts in personal income taxes offsetting weaker receipts in sales and corporation taxes.

2.

Payment from budget reserves of $500 million as a result of an adverse court ruling in August 2007 in a case involving delayed payments to the State Teachers’ Retirement Fund. The courts have determined that interest on this amount is due at the rate of 10 percent for pre-judgment interest and 7 percent for post-judgment interest. The State expects to ultimately pay about $228 million in interest, in four annual installments beginning in 2009-10.

3.

Additional Proposition 98 spending because the State Controller’s Office’s initial property tax audit report, which is under review, indicates the property tax revenues reported by the schools is generally accurate, and does not support the assumptions in the 2007 Budget Act about property tax growth.

4.

Potential impact on the General Fund reserve from the lawsuit challenging use of funds in the Public Transportation Account. See “Transportation Funding” above. As of July 2008, the Administration believes legislative action in the fiscal emergency special session addressed the Superior Court’s objections to a portion of the original 2007 Budget Act actions. However, the case has been appealed.

          Approximately $3.5 billion of the budget solutions included in the 2007 Budget Act were one-time actions, which cannot be repeated in 2008-09. Some of the larger one-time actions include sale or other arrangements to maximize value of the State’s student loan guarantee function operated through EdFund, originally estimated at $1 billion, transfer of $657 million of proceeds from refinancing tobacco securitization bonds, use of $663 million of Public Transportation Account Funds to reimburse the General Fund primarily for debt service on transportation bonds and $437 million of Proposition 98 savings.

Fiscal Year 2007-08 Revised Estimates as Updated Through the 2008-09 May Revision

          The 2008-09 May Revision revised various revenue and expenditures estimates for 2007-08. The 2008-09 May Revision projected, based on the various assumptions and proposals contained in it, that the State would end fiscal year 2007-08 with a total reserve of $858.5 million, compared to the original estimate of $871.9 million. The State indicated that the continuation of a positive budget reserve would be significantly affected by two one-time revenue sources totaling $4.8 billion: sale of ERBs ($3.313 billion) and application of the BSA reserve ($1.495 billion). The major changes are discussed below.

          The prior year’s resources balance reflects a net gain of $196.0 million for 2007-08 since the 2008-09 Governor’s Budget. This is made up of the following components:

•	$182.7 million decrease in expenditures in 2006-07;

•	$13.3 million increase in revenues prior to 2006-07.

          As of the 2008-09 May Revision, General Fund revenues and transfers for fiscal year 2007-08 are projected at $101.2 billion, the same as projections made in the 2008-09 Governor’s Budget. This total reflects the following:

•	$175 million increase due to accrual of Corporation Tax Adjustment to 2007-08.

          As of the 2008-09 May Revision, General Fund expenditures for fiscal year 2007-08 are projected at $103.4 billion, an increase of $100 million compared with 2008-09 Governor’s Budget estimates. This includes, among other things, the following significant adjustments since the 2008-09 Governor’s Budget:

•	$57.7 million loss in expenditure reductions proposed during the fiscal emergency special session;

•	$82.8 million increase in CDCR Medical Receiver costs;

•	$234.8 million decrease in non-Proposition 98 expenditures due to reduction of costs related to labor contracts;

•	$119.4 million of increased expenditures in Proposition 98.

          The Governor called a special session of the Legislature to take action on various budget items in order to reduce expenditures in 2007-08, and lower certain base expenditures for 2008-09. Legislation was adopted at the fiscal emergency special session on February 15, 2008 responding to many of the Governor’s requests. The Administration estimates the fiscal emergency special session has resulted in $4.3 billion of budget solutions for 2007-08 and $2.7 billion of budget solutions in 2008-09.

Proposed Fiscal Year 2008-09 Budget

          The 2008-09 May Revision, released on May 14, 2008, projects that the state will end fiscal year 2008-09 with a $2.0 billion total reserve. General Fund revenues and transfers for fiscal year 2008-09 are projected at $103.0 billion, an increase of $1.8 billion or l.8 percent compared with revised estimates for fiscal year 2007-08. The 2008-09 May Revision, among other assumptions, reflects $5.1 billion in revenues that will be transferred from the proposed Revenue Stabilization Fund, as discussed in the first two paragraphs below. General Fund expenditures for fiscal year 2008-09 are projected at $101.8 billion, a decrease of $1.7 billion, or l.6 percent, compared with the revised estimates for 2007-08.

          The 2008-09 May Revision has the following major General Fund components:

1.

Budget Reform – In January, the 2008-09 Governor’s Budget proposed to establish the Budget Stabilization Act to address the problem of volatile revenues and over-spending in the state budget process, and the creation of the Revenue Stabilization Fund (“RSF”) where revenues above a reasonable, long-term average rate of growth would be deposited. The 2008-09 May Revision proposes to capitalize the RSF in 2008-09 and thus provide $5.1 billion to the General Fund. The 2008-09 May Revision also proposes a fail-safe mechanism to ensure that the RSF has a sufficient balance to transfer $5.1 billion to the General Fund in 2008-09 in the event that the proposed securitization of future revenues from the State Lottery cannot be implemented on a timely basis, as discussed in the next paragraph. If the RSF balance is insufficient to transfer the $5.1 billion to the General Fund, a temporary one-cent ($.01) sales tax increase will be triggered. The triggered increase would remain in effect until the RSF has reached the targeted fund balance of 15% of General Fund tax revenues or until June 30, 2011, whichever occurs first. After this temporary mechanism is no longer in effect, the amount of revenues collected under the temporary mechanism will be returned to Californians in the form of tax rebates, invested in one-time infrastructure projects, or used to pay off debt.

2.

Modernization of the California Lottery - The 2008-09 May Revision proposes to maximize the return on the State’s lottery by providing operational flexibility similar to lotteries in most other states. The May Revision is proposing to securitize future revenues resulting from the improved performance of the lottery to fund the RSF. The Administration anticipates $5.1 billion in bond revenues for the State budget in 2008-09 alone.

3.

Budget Balancing Reductions - The 2008-09 May Revision continues to propose budget-balancing reductions of 8.0 billion in 2008-09 to close the $17.2 billion budget gap. The proposal for 10 percent across-the-board reductions applies to all General Fund departments and programs, Boards, Commissions, and elected offices including the legislative and judicial branches except where such a reduction is in conflict with the State constitution or impractical.

4.

Cash Flow Management - The 2008-09 Governor’s Budget reported that deterioration of the budget reserve in the current year resulted in a projected cash shortage in July and August 2008. In order to manage cash flow for current and budget years and ensure timely payments of the State’s debts, the 2008-09 Governor’s Budget proposed a number of cash management solutions. These included selling $3.313 billion of ERBs, which occurred on February 14, 2008, to help current year cash flow and, among other solutions, delaying disbursement of deferred apportionments for K-12 schools and community colleges to achieve $1.3 billion of savings. The fiscal emergency special session of the Legislature adopted most of the Governor’s proposed cash management solutions, totaling $8.6 billion ($4.3 billion in 2007-08 and $4.3 billion in 2008-09), which included delays in making certain payments in the start of the 2008-09 fiscal year. The 2008-09 May Revision proposes to improve the State’s cash management to smooth out General Fund disbursements throughout the fiscal year to better align receipts and disbursements. The State has indicated that the proposal will reduce the State’s reliance on external cash flow borrowing. There is potential that the State will need to issue a cash flow borrowing instrument earlier than usual, due to the lack of a healthy beginning General Fund cash balance and a projected significant amount of carryover cumulative loan balance from 2007-08 into 2008-09.

5.

Proposition 98 - The Proposition 98 Guarantee for 2008-09 is projected to grow to $56.8 billion of which $41.4 billion would be from the General Fund. The 2008-09 May Revision restores $1.8 billion General Fund and fully funds the Proposition 98 Minimum Guarantee.

6.

K-12 Education - The 2008-09 May Revision projects total revenues for K-12 education programs to be $71 billion ($41.7 billion General Fund and $29.3 billion other funds) in 2008-09. This reflects an increase of $1.5 billion ($1.7 billion General Fund) over the 2008-09 Governor’s Budget. Total per-pupil expenditures are projected to be $12,000 in 2008-09, including funds provided for prior year settle-up obligations.

7.

Higher Education - The 2008-09 May Revision reflects a total funding of $20.6 billion, including $13.8 billion General Fund and Proposition 98 sources for all major segments of Higher Education (excluding infrastructure and stem cell research) after budget-balancing reductions and other policy reductions. This reflects an increase of $565.6 million (including $14.2 million General Fund and Proposition 98 sources) above the revised 2007-08 level.

8.

Health and Human Services – The 2008-09 May Revision includes $29.8 billion General Fund for Health and Human Service Programs, which is an increase of $74 million from the revised 2007-08 estimate. Total funding from all state funds for Health and Human Services programs is $38.1 billion. The major General Fund workload adjustments include the following: (a) an increase of $187.7 million for health programs and an increase of $52.5 million for human services programs attributable to enrollment, caseload, and population driven changes, (b) an increase of $169.8 million for required managed care rate adjustments, and (c) and increase of $22.4 million for statutorily required cost-of-living adjustments for Skilled Nursing Facilities. The 2008-09 May Revision proposes expenditure reductions due to policy adjustments, including (a) $266.3 related to reforms in the In-Home Supportive Services program; (b) $111.2 million by eliminating the Cash Assistance for Immigrants Program; (c) $108.8 million by not passing through the federal Supplemental Security Income cost-of-living adjustment, (d) $73.2 million related to implementation of stricter Medi-Cal eligibility and income level requirements, and (e) $86.7 million for limitation of Medi-Cal benefits for certain eligibility groups.

9.

Transportation Funding – The 2008-09 May Revision includes $1.43 billion to fully fund Proposition 42 in 2008-09. Proposition 1A was passed in November 2006 and provides for the repayment of any remaining Proposition 42 debt by the year 2015-16. Pursuant to Proposition 1A, the 2008-09 May Revision repays $83 million from the 2003-04 and 2004-05 Proposition 42 suspensions. Because the issuance of tribal gaming bonds continues to be delayed, the Governor’s Budget proposes to use the $100 million in tribal gaming compact revenues that will be received in 2007-08 and 2008-09 until the bonds are sold, to repay past loans made from the State Highway Account, the Traffic Congestion Relief Fund, and the PTA. Proposition 1B was also passed in November 2006, providing $19.925 billion in bonding authority for a total of 16 programs intended to address a broad range of transportation priorities including rehabilitation and expansion of highways, transit and transit security, port security, and air quality. The authority for the use of any bond funds must be provided for in the Budget Act. The 2008-09 May Revision proposes to appropriate $4.4 billion in Proposition 1B funding. The 2008-09 May Revision also proposes $828 million in General Fund relief from sales tax revenues, including revenues from the “spillover.” Of this amount, $593 million is to be redirected from local transit grants through the State Transit Assistance program to fund Home-to-School Transportation out of the PTA instead of the General Fund. Additionally, the remaining $235 million is to be redirected from both local transit grants and State capital projects to reimburse the General Fund for debt service payments made on transportation bonds in past years.

10.

Budget Stabilization Account – Under normal circumstances, the State of California would set aside $1.509 billion for fiscal year 2008-09 in the BSA for rainy day purposes. Given the $17.2 billion budget deficit, the 2008-09 May Revision continues to propose to suspend this transfer to the BSA for the 2008-09 fiscal year. On May 28, 2008, the Governor issued an Executive Order which officially suspends the BSA transfer for 2008-09.

California Strategic Growth Plan

          In January 2006, the Governor proposed an ambitious rebuilding of California by launching the Strategic Growth Plan (“SGP”), which was designed to restore and maintain California’s roads, schools, ports, and water supply. SGP proposed investing and leveraging billions of dollars in the State’s infrastructure over the next 20 years, so California could maintain its economic sustainability and high quality of life. In November 2006, the voters approved the first installment of that 20-year vision to rebuild California by approving $42.7 billion of new general obligation bond authorizations. Then, in 2007, the Legislature authorized $7.4 billion in lease-revenue bond authority for the CDCR to address prison and jail overcrowding, and to improve the delivery of mental, dental, and medical services within the correctional system. An additional $6.9 billion of lease-revenue bond authority has been proposed by the Medical Care Receiver to expand and improve facilities needed for constitutionally adequate health care delivery in the California Prison system. See “Prison Construction Program” below.

          The Administration believes that additional investments in the State’s infrastructure are still needed if California is to maintain and improve its highly valued quality of life and continue its economic growth. In its view, many programs are still in need of funding, partnerships with the private sector should be leveraged, and a more coordinated effort of State agencies to promote sustainability and collaboration is needed. To address these critical gaps that remain in California’s infrastructure, the Administration proposes the following:

•

Creation of a Strategic Growth Council to coordinate the activities of State agencies to promote sustainability and to coordinate the investment of funds in State-owned and State-funded infrastructure.

•

Establishment of Performance Based Infrastructure (“PBI”) California to provide a center of excellence of specialized experts for the delivery of PBI. This expertise will be used in a manner that will allow projects to be delivered in an innovative yet efficient manner and to ensure those projects are built to achieve the greatest life cycle benefits.

•

Legislation to place an $11.9 billion bond measure before the voters to expand the State’s water supply and management systems to meet the needs of population growth and manage the effects of climate change on California’s hydrology and water delivery systems.

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Legislation to place an $11.6 billion bond measure before the voters to continue funding of the State’s K-12 schools beyond the three years of financing provided by the current bonds to prepare for enrollment growth, reduce overcrowding, and repair dilapidated classrooms in compliance with the settlement agreement in Williams v. State of California.

•

Legislation to place a $12.3 billion bond measure before the voters to continue funding of the State’s higher education systems beyond the two years of financing provided by the current bonds to prepare for future enrollment growth and maintain their world renowned research capabilities. The bond measure proposes to provide an additional $50 million per year above the compact level for University of California and California State University.

•

Modifications to the Safe, Reliable High-Speed Passenger Train Bond Act for the 21st Century, as of April 2008 scheduled for the November 2008 ballot ($10 billion) to ensure that appropriate financing is available to begin building the project.

•	Legislation to place a $2.0 billion bond measure before the voters to expand and repair the infrastructure for California’s court system to address significant caseload increases and reduce delays.

•	Legislation to place a $300 million bond measure before the voters to complete the seismic renovation of 29 various State facilities.

          There are a total of $48.1 billion of new general obligation bond measures proposed to augment the existing funds for the SGP through 2016. The SGP proposes that the new general obligation bond measures be placed on the ballot in the 2008 and 2010 general elections and that all bonds be issued in a manner that maintains a prudent debt ratio.

          Prison Construction Program

          On May 3, 2007, the Governor signed AB 900 (Chapter 7, Statutes of 2007) (“AB 900”), which provides for a critical expansion of capacity in the State prison system and additional funds for county jails. In addition to construction funding, AB 900 emphasized expanding rehabilitative programs and measuring outcomes through performance goals to reduce the high rate of recidivism among adult offenders.

          The central feature of AB 900 is authorization for issuance of a total of up to $7.4 billion of lease-revenue bonds by the State Public Works Board in two phases. Prison Phase I, which may be implemented immediately, authorizes approximately $3.6 billion to finance (i) 12,000 new State prison beds to replace temporary housing for inmates in public spaces not designed for such uses, (ii) 6,000 re-entry beds for the incarceration of inmates who have served the majority of their terms near the communities into which they will eventually be released, and (iii) 6,000 medical, dental and mental health spaces. Prison Phase II may be implemented after a designated 3-member panel certifies that about 1/3 of the spaces specified in Prison Phase I are under construction and other specified rehabilitative program requirements have been met. Prison Phase II, which must be commenced by January 1, 2014, authorizes up to approximately $2.5 billion for (i) an additional 4,000 beds at existing State prisons, (ii) an additional 2,000 medical, dental and mental health beds, and (iii) an additional 10,000 spaces in re-entry housing.

          AB 900 also authorizes funding for acquisition, design and construction of county jail facilities, subject to a 25% local match and certain designated priorities and standards. Prison Phase I consists of up to $750 million of lease revenue bonds, which must be issued by June 30, 2017. Upon certification that certain benchmarks are met for commencement of construction under Prison Phase I and county jails, up to $470 million in additional funds for county jails will be available under Prison Phase II.

          Litigation challenging the constitutionality of the lease revenue bond financing method included in AB 900 was dismissed by the trial court judge. The plaintiffs have appealed this dismissal. A second challenge to the constitutionality of the lease revenue bond financing and interim financing has since been filed, but has not yet been heard. In addition to authorization for new bonds, AB 900 appropriated $50 million from the General Fund for CDCR to expand rehabilitative programs and $300 million to complete various infrastructure and capacity improvements.

          Medical Care Receiver Construction Program

          Following the release of the 2008-09 Governor’s Budget, the Medical Care Receiver has completed his Strategic Plan for the delivery of medical care to inmates. The Receiver’s plan called for, among other things, design and construction of health-related facilities and housing for up to 10,000 inmates with medical or mental health care needs, and supporting infrastructure and ancillary facilities, at existing State correctional facilities statewide or at other appropriate State owned real property, as well as improvements to health care facilities at existing prison facilities statewide. Legislation (SB 1665) was proposed to authorize the issuance of lease-revenue bonds to finance this portion of the Receiver’s Strategic Plan. The 2008-09 May Revision included $100 million in General Fund expenditures for the Receiver’s construction program as proposed by SB 1665 ($50 million in 2008-09 and $50 million in 2009-10), assuming the bill was enacted into law. However, SB 1665 subsequently failed to receive the necessary two-thirds vote for passage in the State Senate. The Receiver has indicated that he may need to pursue other avenues for obtaining money to fund his construction program.

          In a letter dated May 29, 2008, the Medical Care Receiver indicated to the Director of Finance that he would need approximately $70 million in funds in fiscal year 2007-08, and an estimated $3.43 billion in 2008-09, with additional amounts in later years, in order to enter into contracts for construction of the needed facilities. In a letter dated June 9, 2008, the Receiver requested that the Governor and the Secretary of the Department of Corrections and Rehabilitation commit to pay the Receiver’s costs and expenses incurred in the delivery of this construction program up to a maximum amount of $7 billion acting pursuant to the Governor’s powers under the California Emergency Services Act and in compliance with the Plata court’s order appointing the Receiver, which provided that “[a]ll costs incurred in the implementation of the policies, plans and decisions of the Receiver relating to the fulfillment of his duties under this Order shall be borne by the Defendants [the State].” Information accompanying this letter reflects the Receiver’s estimate that costs for his construction program in fiscal year 2008-09 would be approximately $390 million.

          The State cannot predict how the failure of the Legislature to authorize bond financing for medical facilities will affect the Receiver’s plans to construct new facilities, or the State’s obligation to provide constitutionally adequate health care for prisoners. On June 19, 2008, the Receiver filed a motion to add the State Controller as a party defendant to the lawsuit, and to allow the Receiver to take discovery on State finances, both as initial steps toward seeking an order from the court, if necessary in the final instance, for payments to be made directly from the State Treasury to fund the Receiver’s construction program. Discussions as to the least intrusive method of funding the Receiver’s construction program are ongoing. The Governor has stated that he believes the lease revenue bonds are the most cost-effective way to fund the Receiver’s request and that he is committed to continuing to work with the Legislature to protect General Fund resources. Were bond financing to ultimately be approved and implemented, General Fund payments for debt service would not begin until several years in the future.

Legislative Analyst’s Office Review of 2008-09 May Revision

          On May 19, 2008, the Legislative Analyst’s Office (“LAO”) released a report titled “Overview of the 2008-09 May Revision” (the “Report”). In its overview of the State’s fiscal picture, the Report stated:

          “We have examined the implications of the May Revision using our own revenue forecast and our own estimates of the impact of the Governor’s proposals on revenues and expenditures. . . . Our current- and budget-year economic and revenue forecasts are similar to those of the administration. For both forecasts, economic growth is expected to stay minimal until mid-2009 and begin to strengthen thereafter, with our forecast providing a somewhat faster revenue bounce back. At this point in time, however, there is more uncertainty than normal about the severity and duration of the economic slowdown.

          “Our revised economic forecast is slightly more pessimistic than that of the administration. As a result, our estimate of revenues totals about $300 million less than the administration’s over the current and budget years combined – a minor difference given the State’s General Fund revenue base of roughly $100 billion. Whereas in past years small differences in a fiscal year’s total revenues often masked large offsetting projections in the major taxes, our forecasts this time are similar to the administration’s for all the major revenue sources.

          “The administration’s spending projections are generally reasonable. In total, we project that spending under the Governor’s policies would be about $250 million higher in 2007-08 and 2008-09 combined than the administration’s projections. One key factor is our treatment of the administration’s correctional officer pay proposal. . . . We have counted the entire $521 million cost over two years as expenditures ...[a]lthough the May Revision removes most of this funding from expenditure totals ....

          “Partially offsetting these higher costs is our assumption of an additional $600 million .... in local property taxes -- lowering the State’s Proposition 98 General Fund obligations. ...

          “As a result of these revenue and expenditure projections, if the Legislature were to adopt all of the Governor’s budget proposals and policies and they worked as intended, we project that the State’s year-end 2008-09 reserve would be about $500 million lower than the administration assumes.

          “The administration describes its sales tax trigger as a fail-safe mechanism in case the lottery proposal is defeated or delayed. Our understanding is that the earliest the Director of Finance could trigger the sales tax is January 1, 2009. Thus, in 2008-09, the sales tax increase could only produce a half-year’s worth of revenues — roughly $3 billion. If triggered, the Governor’s proposed budget would be in deficit as a result of the difference between the assumed lottery securitization ($5 billion) and the half-year sales tax revenue ($3 billion).”

          In a portion of the Report assessing the Governor’s proposal for securitizing future receipts from the State Lottery, the LAO stated:

          “There are significant risks to education’s lottery funding in the administration’s plan. The administration’s assumed doubling of lottery sales and profits within five to ten years is a very optimistic assumption... We assess the risk that education would receive less than the planned $1.2 billion deposit in some future years as very high under the Governor’s proposal. ...

          “We acknowledge that using some one-time proceeds from a lottery securitization may be a reasonable way to help balance the budget, given the severity of the current fiscal problem. Our major concern with the Governor’s plan, however, is that it makes overly optimistic and potentially unobtainable assumptions about the ability of the lottery to increase its profits. Therefore, there is a very strong likelihood that distributions to public education would fall well short of the $1.2 billion per year targeted by the administration, and this could result in new spending pressures for the General Fund.”

          The Report includes alternate budget-balancing proposals from the LAO, including a smaller lottery securitization plan.

LITIGATION

          The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

Action Seeking Modification of Retirement Formula for State Employees

          In Joseph Myers et al. v. CalPERS et al. (Alameda County Superior Court, Case No. RG06-262495), pled as a class action on behalf of State employees over age 55 who will retire after January 1, 2001, plaintiffs assert that Government Code Section 21354.l violates State anti-discrimination law by changing the retirement formulas to give older workers a smaller percentage increase in benefits than is provided to younger workers. The complaint seeks injunctive relief and retroactive retirement benefits. Because it is unclear what retroactive retirement benefits are being sought, or whether they would be offset by reductions in benefits to younger workers, it is impossible to quantify the magnitude of the fiscal impact; however, it may be in excess of $250 million. The trial court dismissed the complaint; on appeal, the appellate court upheld the dismissal (Court of Appeal, First Appellate District, Case No. A117206).

Action Challenging Use of Vehicle Fuel Tax Revenue

          In Shaw et al. v. Chiang et al. (Sacramento County Superior Court, Case No. 07CS01179), the plaintiffs are challenging certain provisions of the 2007 Budget Act and related legislation. Plaintiffs assert that approximately $1.2 billion in sales and use taxes collected on vehicle fuel were improperly appropriated to: (1) reimburse past debt service payments and to make current debt service payments on various transportation bonds; and (2) to fund various other transportation programs. The trial court concluded: (1) the $409 million reimbursement to the General Fund from the Public Transportation Account for past debt service payments was illegal; and (2) the remaining $779 million in challenged appropriations are lawful. Plaintiffs have appealed and the State has filed a cross appeal. (Court of Appeal, Third Appellate District, Case No. CO58479).

Tax Refund Cases

          Three pending cases challenge the fee imposed by the State tax code upon limited liability companies registered in California, alleging that it discriminates against interstate commerce and violates the U.S. Constitution, is an improper exercise of the State’s police powers, and has been misapplied by the Franchise Tax Board. These cases are: Northwest Energetic Services, LLC v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-05-437721; Court of Appeal, First Appellate District, Case Nos. A114805 and A115950); Ventas Finance I, LLC v. Franchise Tax Board (San Francisco County Superior Court, Case No. 05-440001; Court of Appeal, First Appellate District, Case Nos. A116277 and A117751); and Bakersfield Mall LLC v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC07462728). In Northwest and Ventas, the trial court has ruled in favor of plaintiffs, and the Board appealed in both cases. In Northwest, the Court of Appeal determined that the fee unconstitutionally discriminates against interstate commerce as applied to plaintiff, which did not engage in business within California during the years at issue. This ruling is now final. In Ventas, plaintiff, which engaged in business both within and outside of California during the years at issue, is also challenging on appeal the constitutionality of recent legislation (AB 198), which would limit the State’s liability if plaintiff was otherwise successful in the action. Bakersfield Mall was filed as a class action on behalf of all LLCs operating in California and is pending in the trial court; if it proceeds as a class action the claimed refunds could be significant.

          Two cases have challenged the constitutionality of the State’s tax amnesty program: River Garden Retirement Home v. California v. Franchise Tax Board (San Francisco County Superior Court, Case No. 467783; and Duffield v. Franchise Tax Board (San Francisco County Superior Court, Case No. 459331). Under the amnesty program, for taxable years beginning before January 1, 2003, taxpayers that had not paid or had underpaid an eligible tax could agree to pay the tax and waive their rights to claim refunds thereof. In exchange, certain penalties and fees associated with the unpaid taxes would be waived and no criminal actions would be brought for the taxable years for which amnesty was allowed. The program also imposed a new penalty equal to 50 percent of accrued interest as of March 31, 2005, on any unpaid tax liabilities ultimately determined to be due for taxable years 2002 and earlier for which amnesty could have been requested. As of July 1, 2008, the State has indicated the cases were pending in the trial court. The fiscal impact of these cases is unknown at this time and is dependent on court rulings, but is estimated to be in excess of $300 million.

          In Bratton v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC 07-461671), plaintiff is challenging a penalty assessed for promotion of an abusive tax shelter. The amount in dispute is $4 million, but the State has indicated that an adverse ruling in this matter could have a more significant fiscal impact upon the assessment of penalties on other similarly situated plaintiffs.

          Nortel v. State Board of Equalization (Los Angeles County Superior Court, Case No. BC341568), a tax refund case, involves the interpretation of certain statutory sales and use tax exemptions for “custom-written” computer software and licenses to use computer software. The State has indicated that a ruling adverse to the State Board of Equalization in this matter if applied to other similarly situated taxpayers could have a significant negative impact, in the range of approximately $500 million annually, on tax revenues.

          In two cases, Abbott Laboratories v. Franchise Tax Board (Los Angeles County Superior Court, Case No. BC369808) and River Garden Retirement Home v. California Franchise Tax Board (San Francisco County Superior Court, Case No. 467783), plaintiffs are challenging the denial of a deduction for dividends under Revenue and Taxation Code section 24402. After Section 24402 was held to be unconstitutional because it allowed a dividend deduction only to the extent the dividends were paid from income previously taxed by California, the Franchise Tax Board allowed a deduction for all dividends for years in which the normal 4-year statute of limitations prevented additional assessments and denied a deduction for all dividends for all taxpayers for all years in which the 4-year statute was still open. In Abbott Laboratories, plaintiff asserts that the proper remedy is to allow a deduction for all dividends based upon a judicial reformation of the statute on constitutional grounds. The trial court dismissed the complaint; plaintiff appealed (Court of Appeal, Second Appellate District, Case No. B204210). In River Garden, the trial court sustained the demurrer of the Franchise Tax Board on this issue; plaintiff also challenges the tax amnesty penalty, as described above. The State has indicated that an adverse ruling in these matters, applied in the context of other statutes, could have a significant revenue impact.

          In Computer Service Tax Cases (Dell, Inc. v. State Board of Equalization), the Court of Appeal ruled that the State Board of Equalization improperly collected sales and use tax on optional service contracts that Dell sold with computers (Judicial Council Coordination No. 4442, San Francisco County Superior Court No. CGC 03-4119192, Court of Appeal, First Appellate District, Case No. A118657). The decision is expected to lead to a judgment requiring the Board to refund the tax with interest. The amount of the refund has not been determined but, with interest, may exceed $250 million. The Board expects that the refund will be made in the 2008-09 fiscal year.

Environmental Matters

          In a federal Environmental Protection Agency (“U.S. EPA”) administrative abatement action entitled In the Matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California (U.S. EPA Region DC CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board. The Atlantic Richfield Company (“ARCO”) is a party as the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA “Superfund” List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The alleged bases for the State’s liability are the State’s ownership of the mine site and the terms of a 1983 settlement agreement between the State and ARCO. The Lahontan Regional Water Quality Control Board has undertaken certain remedial action at the mine site, but the U.S. EPA’s decision on the interim and final remedies is pending. ARCO has sued the State, the State Water Resources Control Board, and the Lahontan Regional Water Quality Control Board, seeking to recover past and future costs, based on the settlement agreement, the State’s ownership of the property, and the State’s allegedly negligent past clean up efforts. Atlantic Richfield Co. v. State of California (Los Angeles County Superior Court, Case No. BC380474). The State has indicated that it is possible these matters could result in a potential loss to the State in excess of $400 million.

          In Carla Clark, et. al. v. City of Santa Rosa, et al. (Sonoma County Superior Court, Case No. SCV-227896), 32 plaintiffs brought a toxic tort case alleging that water wells supplying water to their homes were contaminated by carcinogenic chemicals. The State has been sued under a mandatory duty theory premised on an alleged violation of Proposition 65 (The Safe Drinking Water and Toxic Enforcement Act of 1986). Plaintiffs claim damages exceeding $400 million. After the trial court granted the State’s motion for summary judgment, plaintiffs appealed (Court of Appeal, First Appellate District, Case No. A115399).

          In Pacific Lumber v. State (Fresno County Superior Court, Case No. 06 CEGC 04221 AMS), plaintiffs are seeking injunctive relief and damages against defendants State Water Resources Control Board, North Coast Water Quality Control Board, and the State of California for an alleged breach of the Headwaters Agreement. The Headwaters Agreement was reached in 1996, and involved the sale of certain timberlands by plaintiffs to federal and State agencies. Plaintiffs allege that the State’s environmental regulation of plaintiffs’ remaining timberlands since the Headwaters Agreement constitutes a breach of the Agreement. State defendants deny plaintiffs’ allegations. Plaintiffs, who are also debtors in a bankruptcy proceeding, have alleged in that proceeding that the value of the litigation ranges from $626 million to $639 million in the event liability is established. The State has indicated that, as of July 2008, it is unknown what the fiscal impact of this matter might be upon the General Fund.

          In City of Colton v. American Professional Events, Inc. et al. (Los Angeles County Superior Court, Case No. BC376008), two defendants in an action involving liability for contaminated groundwater have filed cross complaints seeking indemnification from the State and the Regional Water Quality Control Board in an amount of up to $300 million.

Escheated Property Claims

          In five pending cases, plaintiffs claim that the State has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Morris v. Westly (Los Angeles County Superior Court, Case No. BC310200); Coppoletta v. Westly (San Francisco County Superior Court, Case No. CGC-05439933); Trust Realty Partners v. Westly (Sacramento County Superior Court, Case No. 04AS02522); Suever v. Connell (U.S. District Court, Northern District, Case No. C03-00156 RS); and Taylor v. Chiang (U.S. District Court, Eastern District, Case No. S-01-2407 WBS GGH). The Morris lawsuit seeks a class action determination, a declaration that failure to pay interest is an unconstitutional taking, and injunctive relief. The trial court in Morris ordered judgment for the State. The trial court decision was affirmed on appeal. The appellate decision is subject to a possible petition for review in the California Supreme Court (Court of Appeal, Second Appellate District, Case No. B194764). The Coppoletta case raises issues analogous to those in Morris and also asks that the unclaimed property law be construed as creating a trust for the benefit of the true owner. The trial court dismissed the complaint, and plaintiffs appealed (Court of Appeal, First Appellate District, Case No. A117504). The Trust Realty Partners lawsuit focuses on the State’s elimination of interest payments on unclaimed property claims (Code of Civil Procedure section 1540, subdivision (c), as amended effective August 11, 2003, “CCP 1540”). It is not styled as a class action suit, but in addition to seeking damages, the case seeks a common fund recovery and injunctive relief. After the trial court’s initial interim order that the State pay interest on certain claims made before the amendment to CCP 1540 was reversed on appeal (Court of Appeal, Third Appellate District, Case No. C052813), the matter is again pending in the trial court, which has ruled for plaintiff on certain issues (the retroactivity of amendments and whether regulations are required), but has not yet ruled regarding damages. Both Suever and Taylor are styled as class actions but as of July 2008, no class has been certified. Like the plaintiffs in Trust Realty, the Suever and Taylor plaintiffs argue that the State’s failure to pay interest on claims paid violated their constitutional rights. In Suever, the district court concluded that the State is obligated to pay interest to persons who reclaim property that has escheated to the State, but its ruling did not specify the rate at which interest must be paid. The district court granted the State’s motion to certify the issue for appeal and the Ninth Circuit has agreed to hear the appeal. Plaintiffs in Suever and Taylor also assert that for the escheated property that has been disposed of by the State, plaintiffs are entitled to recover, in addition to the proceeds of such sale, any difference between the sale price and the property’s highest market value during the time the State held it; the State asserts that such claims for damages are barred by the Eleventh Amendment. The district court granted the State’s motion for summary judgment on these claims in Suever, and plaintiffs appealed. If plaintiffs were to prevail on the claims asserted in these actions, costs to the State could be in excess of $500 million.

          In Suever and Taylor, plaintiffs also challenge the constitutional adequacy of the notice provided to owners of unclaimed property before the State takes possession of and sells such property. The trial court in Taylor issued a preliminary injunction prohibiting the State Controller from taking possession of, selling or destroying property pursuant to the State’s unclaimed property law until the State enacted new notice provisions. Following legislative amendment of the State’s notice procedures, the district court dissolved the injunction; on appeal, the Ninth Circuit upheld the district court’s order, finding that the State’s notice procedures satisfy due process.

Actions Seeking Damages for Alleged Violations of Privacy Rights

          In Gail Marie Harrington-Wisely, et al. v. State of California, et al. (Los Angeles County Superior Court, Case No. BC 227373), plaintiffs seek damages, asserting that the use by the Department of Corrections and Rehabilitation of a body imaging machine to search visitors entering State prisons for contraband violated the rights of the visitors. This matter was certified as a class action. The trial court granted judgment in favor of the State. Plaintiffs’ appeal has been dismissed (Court of Appeal, Second Appellate District, Case No. B1190431) and the trial court denied plaintiffs’ motion for attorneys’ fees. Plaintiffs may seek further review of the trial court’s rulings. The State has indicated that if plaintiffs were successful in obtaining an award of damages for every use of the body-imaging machine, damages could be as high as $3 billion.

          Plaintiff in Gilbert P. Hyatt v. FTB (State of Nevada, Clark County District Court, Case No. A382999) was subject to an audit by the Franchise Tax Board involving a claimed change of residence from California to Nevada. Plaintiff alleges a number of separate torts involving privacy rights and interference with his business relationships arising from the audit. The trial court ruled that plaintiff had not established a causal relation between the audit and the loss of his licensing business with Japanese companies; the Nevada Supreme Court denied review of this ruling. The economic damages claim exceeded $500 million. The trial of this matter has commenced and is expected to continue for several more weeks. The State has indicated that it is vigorously contesting this matter.

Action Seeking Program Modifications

          In Capitol People First v. Department of Developmental Services (Alameda County Superior Court, Case No. 2002-038715), a consortium of State and national law firms and public-interest groups are alleging violations of federal and State statutes on behalf of persons with developmental disabilities who are currently treated in large facilities. The case seeks modifications to existing State programs for the treatment of institutionalized disabled persons, including requiring the State to offer community-based services. Some rough estimates suggest the financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward. The State has indicated that it is vigorously defending this action.

Actions Regarding Medi-Cal Reimbursements and Fees

          In two cases, each entitled California Association of Health Facilities (“CAHF”) v. Department of Health Services (“DHS”), CAHF, which represents approximately 1400 skilled-nursing and intermediate-care facilities, challenges the Medi-Cal reimbursement rates paid by DHS to providers for, respectively, the 2001-02 and 2002-03 rate years. The trial court entered judgment for DHS; the appellate court reversed and remanded the case to the trial court for further proceedings (First Appellate District, Case Nos. A107551 and A107552). The consolidated cases are pending in the trial court (San Francisco County Superior Court, Case Nos. CGC 02-415443, CGC 03-425819). The State has indicated that a final decision adverse to DHS in these cases could result in reimbursement costs exceeding $250 million.

          In Orinda Convalescent Hospital, et al. v. Department of Health Services (Sacramento County Superior Court, Case No. 06AS03455), plaintiffs challenge a quality assurance fee charged to skilled nursing facilities and a Medi-Cal reimbursement methodology applicable to such facilities that were enacted in 2004, alleging violations of the federal and State constitutions and State law. Plaintiffs seek a refund of fees paid and to enjoin future collection of the fee. If an injunction against collection of the fee is issued, it could negatively affect the State’s receipt of federal funds. As of July 2008, the State has indicated that it is unknown what fiscal impact this matter would have upon the State’s General Fund.

          Three pending cases challenge State legislation requiring reductions in Medi-Cal reimbursements to Medi-Cal providers. In Independent Living Center of Southern California, et al. v. Shewry, et al. (Los Angeles County Superior Court, Case No. BS114459), health care advocates, Medi-Cal providers and Medi-Cal recipients challenge various 10 percent rate reductions, the 10 percent “actuarial equivalent” managed care rate reductions, the hold on payments to providers for one month prior to January 2009, and delays in the annual cost of living adjustments in the State-funded State Supplementary Program for the Aged, Blind and Disabled (SSI/SSP). Plaintiffs seek injunctive relief to prevent implementation of these measures. The State removed this matter to federal court. (United States District Court, Central District, Case No. CV08-3315 CAS (MANx)). A final decision adverse to the State in this matter could result in costs to the General Fund of $988.5 million.

          In California Medical Association, et al. v. Shewry, et al (Los Angeles County Superior Court, Case No. BC390126), professional associations representing Medi-Cal providers seek to enjoin implementation of the 10 percent Medi-Cal rate reductions planned to go into effect on July 1, 2008, alleging that the legislation violates federal Medicaid requirements, State laws and regulations, and the California Constitution. The State removed this matter to federal court. (United States District Court, Central District, Case No. CV08-3363 CAS (MANx)). A final decision adverse to the State in this matter could result in costs to the General Fund of $614.3 million.

          In Farmacia Remedios, Inc. et al. v. Shewry et al. (United States District Court, E.D. Cal., Case No. l:08-CV-01433-LKK-GGH), eight individual pharmacies challenge State legislation requiring 10 percent reductions in Medi-Cal fee-for-service reimbursement. The pharmacies allege that before implementing the 10 percent reduction the Department of Health Care Services must first obtain federal approval of a State Plan Amendment. Plaintiffs filed in State Superior Court, and the State removed the matter to federal court. If plaintiffs successfully prevent the implementation of the 10 percent reduction, then there could potentially be a loss to the State General Fund in the amount of $311 million annually.

Actions to Increase Amount of State Aid for Dependent Children

          Ten pending class action lawsuits challenging the amount of aid provided by the State for the care of dependent children (either in foster care or adopted) who are developmentally disabled have been coordinated in Butler v. Department of Social Services (Los Angeles County Superior Court, Case No. BC329695). Plaintiffs assert that they were entitled to receive the Alternative Residential Model (ARM) rate (also known as dual agency rate) but have instead been receiving the standard AFDC-FC (foster care) rate and/or the AAP (adoption assistance program) rate. A final decision in favor of these plaintiffs could exceed $450 million. The trial court dismissed the complaint; plaintiffs appealed (Court of Appeal, Second Appellate District, Case No. B200788). The State has indicated that it is vigorously litigating this issue.

          In a statewide class action (Katie A., et al. v. Bonta, et al., U.S. District Court, Central District, Case No. CV 02-05662 AHM (SHx)), plaintiffs seek to expand Medicaid-covered services for mentally disordered children in foster care. The district court issued a preliminary injunction ordering the State defendants to provide additional services to class members. Further, the court ordered the State defendants and plaintiffs to meet and confer both to develop a plan to implement the preliminary injunction and to come to consensus on whether the court should appoint a special master. On appeal (U.S. Court of Appeals, Ninth Circuit, Case No. 06-

55559), the Ninth Circuit reversed the decision of the district court and remanded the matter for further proceedings. As of July 2008, the State has indicated that it is unknown what financial impact this unprecedented litigation would have on the State’s General Fund.

Local Government Mandate Claims and Actions

          In pending litigation, Orange County and San Diego County allege that the State has not provided full reimbursement for mandated programs. These two lawsuits were consolidated in San Diego County Superior Court (County of San Diego v. State of California, et al., Case No. GIC 825109, and County of Orange v. State of California, et al., Case No. GIC 827845). Plaintiffs are seeking relief that would divert current budget appropriations away from various State agencies, and to the counties, as payment for the unreimbursed costs of implementing a variety of programs over the last ten years. San Diego County alleged unreimbursed costs in excess of $40 million, and Orange County alleged unreimbursed costs in excess of $116 million. The State has indicated that the effect of a final determination by an appellate court that the State is required to reimburse the counties for such costs, if applied to each of California’s 58 counties, could result in costs in excess of $1.5 billion. The trial court entered judgment in favor of the counties. The State defendants appealed, and plaintiff counties cross-appealed (Court of Appeal, Fourth Appellate District, Case No. D048743).

          In litigation filed in November 2007, California School Boards Association et al v. State of California et al. (San Diego County Superior Court, Case No. 37-2007-00082249-CU-WM-CTL), plaintiffs, including the San Diego County Office of Education and four school districts, allege the State has failed to appropriate approximately $900 million for new State-required programs or services in violation of the California Constitution. Plaintiffs seek declaratory and injunctive relief, including an order compelling reimbursement. As of July 2008, the State has indicated that it is unknown what fiscal impact this matter would have upon the State’s General Fund.

Actions Seeking to Enjoin Implementation of or Cause Amendment to Certain Tribal Gaming Compacts

          In June 2004, the State entered into amendments to tribal gaming compacts (the “Amended Compacts”) between the State and five Indian Tribes (the “Five Tribes”). Those Amended Compacts are being challenged in three pending cases as described below. The State has indicated that a decision unfavorable to the State in the cases described below (or in any future litigation relating to the Amended Compacts) could eliminate future receipts of gaming revenues anticipated to result from the Amended Compacts, and could delay or impair the State’s ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts.

          In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. (U.S. District Court, Southern District, Case No. 04 CV 1151 W (WMc)), plaintiff (the “Rincon Band” or “Rincon”) sought an injunction against implementation of the Amended Compacts on grounds that their execution and ratification by the State constituted an unconstitutional impairment of the State’s compact with the Rincon Band. The Rincon Band asserts that its compact contains an implied promise that the State would not execute compacts or compact amendments with other tribes that would have an adverse impact on the Rincon Band’s market share by allowing a major expansion in the number of permissible gaming devices in California. The complaint also asserts that the State breached Rincon’s compact, principally by incorrectly calculating the total number of gaming device licenses the State is authorized to issue tribes with compacts identical to Rincon’s compact and by failing to negotiate a compact amendment with the Rincon Band in good faith. The district court dismissed the impairment of contract claims, the claim regarding the total number of gaming device licenses, and a claim for damages sought for a separate alleged breach of compact but did not dismiss Rincon’s other breach of compact claims, including a claim that the State failed to negotiate a compact amendment with the Rincon Band in good faith. The district court entered a separate judgment with respect to the dismissed claims, and plaintiff appealed (U.S. Court of Appeals, Ninth Circuit, Case No. 06-055259). On appeal, the Rincon Band does not challenge the validity of the Amended Compacts. The appeal involves the total number of gaming device licenses authorized and Rincon’s claim for damages. The Five Tribes filed an amicus brief asserting that they were necessary and indispensable parties to the litigation.

          Hollywood Park Land Co., et al. v. Golden State Transportation, et al. (Sacramento County Superior Court, Case No. 06AS00166) is an action brought by various horse racetrack interests, challenging the validity of the proposed issuance of tribal gaming bonds. Plaintiffs claim that the bonds violate provisions of the California Constitution and seek injunctive relief. The Gabrielino-Tongva Tribe and a tribal councilman filed a notice of appearance and contest the validity of the bonds and the bond contracts. Additionally, they seek a declaration that provisions of the Amended Compacts are invalid and void and a declaration that Code of Civil Procedure section 1811, which addresses remedies for alleged violation of tribal gaming compacts, violates the due process rights of the tribe and its members. The trial court granted judgment in favor of the defendants; plaintiffs appealed (Court of Appeal, Third Appellate District, Case No. C057166).

          In San Pasqual Band of Mission Indians v. State of California, et al. (U.S. District Court, Southern District, Case No. 06 CV 0988 LAB AJB), plaintiff seeks a declaration that more aggregate slot machine licenses are available for issuance to all Tribes that signed compacts with the State (the “1999 Compact”) than the number of such licenses determined by the State in 2002. The State has indicated that should relief be granted and more licenses are available, the Five Tribes’ obligations to continue to fund State transportation bonds under the Amended Compacts would be rendered uncertain because the Amended Compacts contemplated the license pool created by the 1999 Compact would remain fixed at the number determined by the State. An expanded license pool would thus present questions about the Five Tribes’ monetary obligations that would presumably be required to be addressed by amendment of the Amended Compacts. The district court dismissed the complaint, and plaintiff appealed (U.S. Court of Appeals, Ninth Circuit, Case No. 07-55536).

Prison Healthcare Reform

          The adult prison health care delivery system includes medical health care, mental health care and dental health care. The annual budget for this system, which is operated by the California Department of Corrections and Rehabilitation (“CDCR”) and affects approximately 33 prisons throughout the State, is approximately $2 billion. There are three significant cases pending in federal district courts challenging the constitutionality of prison health care. Plata v. Schwarzenegger (U.S. District Court, Northern District, Case No. C-01-1351 THE) is a class action regarding the adequacy of medical health care; Coleman v. Schwarzenegger (United States District Court, Eastern District, Case No. CIV-S-90-0520 LKK JFM P) is a class action regarding mental health care; and Perez v. Tilton (U.S. District Court, Northern District, Case No. C 05-05241 JSW) is a class action regarding dental health care. A fourth case, Armstrong v. Schwarzenegger (U.S. District Court, Northern District, Case No. C 94-02307 CW) is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act. In Plata the district court appointed a Receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system. The Plata Receiver and the Special Master appointed by the Coleman court, joined by the Court representatives appointed by the Perez and Armstrong courts, meet routinely to coordinate efforts in these cases. As of July 2008, ongoing costs of remedial activities have been incorporated into the State’s budget process. However, the State has indicated that, as of that date, it is unknown what financial impact this litigation would have on the State’s General Fund, particularly in light of the unprecedented step of appointing a Receiver of medical health care. The Receiver has asked the court to add the State Controller as a defendant in the Plata case.

Actions Seeking to Enjoin Lease Revenue Bond Financing for Correctional Facilities

          In Taxpayers for Improving Public Safety, et al. v. Arnold Schwarzenegger et al. (Sacramento County Superior Court, Case No. 07AS03613), plaintiffs challenge certain provisions of the Public Safety and Offender Rehabilitation Services Act of 2007 (AB 900) that authorize the issuance of over $7 billion of lease-revenue bonds to finance construction and renovation of State prison and county jail facilities. Plaintiffs seek declaratory and injunctive relief, alleging that the lease-revenue bonds and the associated leases authorized by AB 900 violate the debt limit in the California Constitution because the bonds and the leases were not approved by the voters. The trial court denied plaintiffs’ request for a preliminary injunction, and dismissed the case; plaintiffs appealed (Court of Appeal, Third Appellate District, Case No. C057542). The State has indicated that as of July 2008, it is unknown what fiscal impact this matter would have on the State’s General Fund.

          In Californians United for a Responsible Budget et al. v. Arnold Schwarzenegger et al. (Sacramento County Superior Court, Case No. 34-2008-00010202), plaintiffs filed a reverse validation action challenging certain resolutions issued by the State Public Works Board to proceed with authorizations included in AB 900. Plaintiffs also challenge certain provisions of AB 900 that authorize the issuance of over $7 billion of lease-revenue bonds to finance construction and renovation of State prison and county jail facilities. Plaintiffs seek declaratory and injunctive relief that the interim financing, the lease-revenue bonds, and the associated leases authorized by AB 900 violate the debt limit in the California Constitution because the bonds and the leases were not approved by the voters. Plaintiffs further assert that the leases and the issuance of lease-revenue bonds related to AB 900 projects are a waste of government resources, that the leases constitute long-term purchase contracts and that the California Department of Corrections and Rehabilitation is planning to proceed with certain projects that plaintiffs allege were not authorized by AB 900. The State has indicated that, as of July 2008, it is unknown what fiscal impact this matter would have on the State’s General Fund.

Action Seeking Americans with Disabilities Act (ADA) Compliance for Pedestrian Facilities

          The State highway system includes approximately 2,500 miles of conventional (non-freeway) highways that include sidewalks and other pedestrian facilities. The Department of Transportation’s current design standards include ADA-compliant standards for new construction, but a significant portion of previously-constructed intersections at existing locations either remain to have curb ramps installed, or have previously-installed ADA curb ramps that need modification to meet evolving ADA standards. In addition, appellate decisions have extended the applicability of ADA requirements to sidewalks. Californians for Disability Rights, Inc. et al. v. California Department of Transportation et al. (U.S. District Court, Northern District, Case No. C 06-5125 SBA) is a class action on behalf of mobility-impaired and visually-impaired Californians alleging violations of the ADA and Section 504 of the Rehabilitation Act regarding these pedestrian facilities. The lawsuit attempts to accelerate and expand the Department’s ongoing ADA efforts on existing facilities. Costs for both new construction and remedial work associated with such efforts come from the State Highway Account. Since 1995, the Department’s ADA compliance costs have exceeded $100 million. The State has indicated that as of July 2008, the exact additional financial impact of this litigation on the State Highway Account is unknown.

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RATING AGENCIES’ ACTIONS

          As of November 30, 2008, Fitch, Standard & Poor’s and Moody’s rated the State’s general obligation bonds, respectively, A+, A+ and A1. In January 2008, Fitch placed the State’s rating on a negative watch. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. Any such downward revisions or withdrawals of ratings could have adverse effects on the market price of the State’s municipal obligations.

ADDITIONAL CONSIDERATIONS

          California municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from California State personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX C

ADDITIONAL INFORMATION CONCERNING
CONNECTICUT MUNICIPAL OBLIGATIONS

          The following information is a summary of special factors affecting investments in Connecticut municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the state of Connecticut (“Connecticut” or the “State”) and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last two paragraphs hereof, is derived solely from information contained in official statements relating to offerings of Connecticut bond issues, the most recent such official statement (or supplement thereof) being dated February 28, 2008. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy or timeliness of this information. Such information is included herein without the express authority of any Connecticut issuer.

STATE ECONOMY

          Connecticut is a highly developed and urbanized state. It is situated directly between the financial centers of Boston and New York. Connecticut is located on the northeast coast and is the southernmost of the New England States. It is bordered by Long Island Sound, New York, Massachusetts and Rhode Island. More than one-quarter of the total population of the United States and more than 50% of the Canadian population live within 500 miles of the State. The State’s population grew at a rate which exceeded the United States’ rate of population growth during the period 1940 to 1970, and slowed substantially during the past three decades. The State has extensive transportation and utility services to support its economy.

          Connecticut’s economic performance is measured by personal income, which has been among the highest in the nation, and gross state product (the market value of all final goods and services produced by labor and property located within the State), which demonstrated slower growth in the early 2000s, but expanded at a healthy pace in 2004, surpassing the New England and national growth rates. Employment has gained approximately 35,000 jobs by late 2005 since it bottomed out in September of 2003 and the unemployment rate has generally been lower than the national rate.

          Historically, the State’s average per capita income has been among the highest in the nation. The high per capita income is due to the State’s concentration of relatively high paying manufacturing jobs along with a higher portion of residents working in the non-manufacturing sector in such areas as finance, insurance, and real estate, as well as educational services. A concentration of major corporate headquarters located within the State also contributes to the high level of income.

          The manufacturing industry, despite its continuing downward employment trend over the past five decades, has traditionally served as an economic base industry and has been of prime economic importance to Connecticut. Based on the level of personal income derived from this sector, Connecticut ranked twentieth in the nation for its dependency on manufacturing wages in fiscal year 2007. Manufacturing has traditionally been of prime economic importance to Connecticut but has continued to trend down during the last decade. This downward movement in manufacturing employment levels is also reflected in the New England region and the nation. The transformation in the State’s manufacturing base confirms that the State’s employment share in the manufacturing sector is converging to the national average. Thus, Connecticut has been successful in diversifying itself away from dependence on just one type of industry. In calendar year 2006 approximately 11.5% of the State’s workforce, versus 10.4% for the nation, was employed in the manufacturing industry, down from roughly 50% in the early 1950s.

          Connecticut has a diverse manufacturing sector, with the construction of transportation equipment (primarily aircraft engines and submarines) being the dominant industry. The State is also a leading producer of military and civilian helicopters. Employment in the transportation equipment sector is followed by fabricated metals, computer and electronics, and machinery for the total number employed in 2006.

          During the ten-year period from 1997-2007, Connecticut’s manufacturing employment was at its highest in 1997 at 245,320 workers. Since that year, employment in manufacturing continued on a downward trend with only a slight increase in 1998. A number of factors, such as heightened foreign competition, outsourcing to offshore locations, and improved productivity played a significant role in affecting the overall level of manufacturing employment. Total manufacturing jobs in Connecticut continued to decline to a recent low of 193,650 in 2006. The total number of manufacturing jobs dropped 51,730, or 21.1%, for the ten year period since 1997.

          One important component of the manufacturing sector in Connecticut is the defense industry. Approximately one quarter of the State’s manufacturing employees are employed in defense related business. Nonetheless, this sector’s significance in the State’s economy has declined considerably since the early 1980s. Connecticut had witnessed a marked reduction in the amount of federal spending earmarked for defense related industries in the State; however, these amounts have been climbing since federal fiscal year 2001. In federal fiscal year 2006, Connecticut received $7.8 billion of prime contract awards. These total awards accounted for 3.0% of national total awards and ranked tenth in total defense dollars awarded and third in per capita dollars awarded among the 50 states. In fiscal year 2006, Connecticut had $2,220 in per capita defense awards, compared to the national average of $860. As measured by a

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three-year moving average of defense contract awards as a percent of Gross State Product, awards to Connecticut-based firms have registered at 4.2% of Gross State Product in fiscal year 2006, up from 1.9% of Gross State Product in fiscal year 1997. Recent increases were primarily due to the procurement of helicopters and submarines.

          On May 13, 2005, the U.S. Department of Defense announced its preliminary list of bases recommended for closure or realignment, which included for closure the U.S. Naval Submarine Base New London in Groton, Connecticut. On August 24, 2005, the Base Realignment and Closure (“BRAC”) Commission recommended to take the U.S. Naval Submarine Base New London off of the list of bases recommended for closure and realignment. The President of the United States and Congress accepted the BRAC Commission’s recommendation and the base was not closed in that round of closings.

          The non-manufacturing sector is comprised of industries that primarily provide services. Services differ significantly from manufactured goods in that the output is generally intangible, it is produced and consumed concurrently, and it cannot be inventoried. Consumer demand for services is not as postponable as the purchase of goods, making the flow of demand for services more stable. An economy will therefore generally become more stable as it becomes more service oriented. Over the past several decades the non-manufacturing sector of the State’s economy has risen in economic importance, from just over 50% of total State employment in 1950 to approximately 88.5% by 2006. This trend has decreased the State’s dependence on manufacturing. Over the course of the last ten years, there were more than 123,000 jobs created in this sector, an increase of 9.1%. Moreover, this sector has more than compensated for the loss in manufacturing jobs, fueling the recovery in nonagricultural employment since 2003.

FISCAL CONDITION IN RECENT YEARS

          General Fund revenues are derived primarily from the collection of State taxes, including the personal income tax, the sales and use tax and the corporation business tax. Miscellaneous fees, receipts, transfers and unrestricted Federal grants account for most of the other General Fund revenue.

Fiscal Year 2006-2007 Operations

          Pursuant to the Comptroller’s audited financial results dated December 31, 2007, General Fund revenues for the 2006-07 fiscal year were $15,742.6 million, General Fund expenditures and miscellaneous adjustments were $15,473.4 million and the balance in the General Fund for the 2006-07 fiscal year was a surplus of $269.2 million. This surplus balance reflects the adjustments made to the 2006-07 fiscal year budget due to the passage of the biennium budget for fiscal years 2007-08 and 2008-09. The $269.2 million surplus was transferred to the State’s budget reserve fund bringing the balance in the budget reserve fund to $1,381.7 million. No assurances can be given that subsequent adjustments or audits will not indicate changes in the final result of the fiscal year 2006-07 operations of the General Fund.

Proposed Midterm Budget Adjustments for Fiscal Years 2007-2008 and 2008-2009

          Per Section 4-71 of the Connecticut General Statutes, the Governor is required to submit a status report to the General Assembly on the biennial budget enacted in the previous year. The status report is to include any recommendations for adjustments and revisions to the enacted budget.

          On February 6, 2008 the Governor submitted to the General Assembly a status report including detailed projections of expenditures and revenues and proposed Midterm Budget Adjustments for the 2007-08 and 2008-09 fiscal years. The General Assembly convened on February 6, 2008 to consider the Governor’s proposed Midterm Budget Adjustments and was scheduled to adjourn on May 7, 2008.

          The Governor’s Midterm Budget Adjustments propose two adjustments which impact the projected fiscal year 2007-08 surplus. The first change is to shorten the accrual period for corporation tax receipts by fifteen days to move it closer to the requirements of generally accepted accounting principles for a one-time revenue loss of $8 million in fiscal year 2007-08. The second change is to carry-forward $13 million in debt service appropriations that are not expected to be needed in fiscal year 2007-08 for use in fiscal year 2008-09. These changes, if enacted, would reduce the Office of Policy and Management’s projected surplus from $263.2 million to $242.2 million.

          The Governor’s proposed Midterm Budget Adjustments for fiscal year 2008-09 assume revenues of $17,175.3 million and appropriations of $17,172.0 million, resulting in a projected surplus of $3.3 million and a growth rate of 4.9% over projected fiscal year 2007-08 expenditure levels. Revenues prior to the proposed tax changes have been revised upward by $180.8 million from the originally adopted fiscal year 2008-09 budget. Of this amount, the Governor proposed several revenue initiatives for fiscal year 2008-09 which would be expected to reduce projected revenue by an estimated $78.6 million. The most significant changes include: 1) exempting the purchase of Energy Star appliances from the sales tax for a period of one year resulting in a revenue loss of $23 million in fiscal year 2008-09; 2) a permanent repeal of the $250 Business Entity Tax for a revenue loss of $35 million annually; 3) increasing the General Fund transfer of oil companies’ revenue to the Special Transportation Fund by $20 million annually; 4) exempting working farms from the gift and estate tax which would be expected to result in a $0.3 million revenue loss in fiscal year 2008-09 and a $1.2 million revenue loss annually thereafter; and 5) providing a new Green Building Corporation tax credit equal to 25% of

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investments in building systems that reduce greenhouse gas emissions which would be expected to cost approximately $2.0 million beginning in fiscal year 2010.

          The Governor’s proposed Midterm Budget Adjustments for fiscal year 2008-09 would increase General Fund expenditures by $99.0 million from the enacted budget. Significant changes include increases in appropriations of 1) $56.6 million for Medicaid and $10.6 million for child care services at the Department of Social Services; 2) $28.2 million for adult health services at the Department of Mental Health and Addiction Services; 3) $17.2 million at the Department of Children and Families mainly for funding the Juan F. consent decree exit plan; and 4) $12.0 million at the Judicial Department primarily for enhancing the parole supervision program. The Governor’s proposal also includes certain appropriation reductions. Significant appropriation decreases include: 1) $44.3 million for retired State Employee Health Services Costs and $8.7 million in State Employee Health Benefits; 2) $24.9 million in the PILOT grant for new manufacturing machine and equipment (the Payment in Lieu of Taxes (“PILOT”) program reimburses towns for property taxes that would have been paid on state-owned and other tax-exempt property within their borders); and 3) $13 million in debt service payments as a result of the carry-forward mentioned above.

          Pursuant to Article XXVIII of the Amendments to the Constitution of the State of Connecticut and Section 2-33a of the Connecticut General Statutes, the Governor’s proposed Midterm Budget Adjustments would result in a fiscal year 2008-09 budget that is $20.4 million below the limits imposed by the expenditure cap.

          In addition, in order to ensure the timely flow of school construction money to towns, the Governor proposed multi-year authorizations for the local school construction program consisting of $603.5 million in fiscal year 2009-10 and $536.2 million in fiscal year 2010-11.

          The Governor also recommended an increase in general obligation bond authorizations of approximately $82 million to take effect in fiscal year 2008-09.

          The legislature did not make any midterm budget adjustments for the 2008-09 fiscal year in the legislative session which ended May 7, 2008. However, in subsequent special sessions, $79 million was appropriated for energy relief programs in fiscal year 2008-09, and the 2007-08 surplus of $83.4 million plus the transfer of $16 million pursuant to Section 91 of Public Act No. 07-l of the June Special Session was transferred for use in fiscal year 2008-09. In addition, a scheduled increase on July l, 2008 in the oil companies tax from 7.0% to 7.5% was eliminated.

Budget for Fiscal Years 2007-2008 and 2008-2009

          Although the General Assembly did not pass the biennial budget for fiscal years 2007-08 and 2008-09 prior to its adjournment date of June 6, 2007, in a subsequent special session, the General Assembly passed, and the Governor signed into law on June 26, 2007, the biennial budget for fiscal years 2007-08 and 2008-09. The budget for fiscal year 2007-08 includes General Fund revenues of $16,315.6 million and net appropriations of $16,314.9 million, resulting in a projected surplus of $0.7 million. The budget for fiscal year 2008-09 includes General Fund revenues of $17,073.1 million and net appropriations of $17,072.3 million, resulting in a projected surplus of $0.8 million. Pursuant to Public Act No. 07-1 of the September Special Session of the General Assembly, the General Assembly made an additional appropriation of $0.7 million for clean contracting standards, thereby reducing the projected General Fund surplus for the 2008-09 fiscal year to $0.1 million.

          The General Assembly also included in the biennial budget (i) the appropriation of $613.7 million of the anticipated fiscal year 2006-07 General Fund surplus funds to pay for various spending items, including $300 million to fund a portion of the State’s contribution to the Teachers’ Retirement Fund and $85 million for debt retirement, (ii) a reduction of lapses in the amount of $96.6 million and (iii) a transfer of $80 million of the anticipated fiscal year 2006-07 General Fund surplus to the budget for fiscal year ending June 30, 2009, resulting in a net reduction in the anticipated 2006-07 surplus of $790.3 million. According to estimates of the Office of Fiscal Analysis, approximately $471.9 million of the appropriations are for one-time purposes and approximately $318.4 million of the appropriations are for on-going purposes.

          The budget is $690.4 million above the expenditure cap in fiscal year 2007-08 and $28.2 million below the expenditure cap in fiscal year 2008-09. In accordance with the provisions of Article XXVIII of the Amendments to the Constitution, the Governor issued a declaration to exceed the State’s expenditure cap in fiscal year 2007-08. This declaration was ratified by a three-fifths vote of each house of the General Assembly.

Fiscal Year 2007-2008 Operations

          Pursuant to Section 4-66 of the Connecticut General Statutes, the Office of Policy and Management provides estimates to the Comptroller by the twentieth day of each month of revenues and expenditures for the current fiscal year for use by the Comptroller in preparing the Comptroller’s monthly report. In the monthly estimates provided by the Office of Policy and Management on January 22, 2008, as of the period ending December 31, 2007, General Fund revenues for the 2007-08 fiscal year were estimated at $16,260.5 million, General Fund expenditures and miscellaneous adjustments were estimated at $15,997.3 million and the General Fund for the 2007-08 fiscal year was estimated to have a surplus of $263.2 million. By statute, the State’s fiscal position is reported monthly by the Comptroller. This report compares the revenues already received and revenues estimated to be collected to the expenditures already

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made and expenditures estimated to be made during the balance of the fiscal year. In her monthly report dated February 1, 2008, the Comptroller estimated that the General Fund for the 2007-08 fiscal year would have a surplus of $281.2 million, which was greater than the estimate of the Office of Policy and Management, as of the period ending December 31, 2007. In the Office of Fiscal Analysis’ FY 08 - FY 12 General Fund and Transportation Fund Budget Projections dated February 4, 2008, the Office of Fiscal Analysis projected the General Fund 2007-08 surplus to equal $160.4 million, which is less than both the estimates of the Office of Policy and Management and the Comptroller.

          In the monthly estimates provided by the Office of Policy and Management on February 20, 2008, as of the period ending January 31, 2008, General Fund revenues for the 2007-08 fiscal year were estimated at $16,620.5 million, General Fund expenditures and miscellaneous adjustments were estimated at $16,360.7 million and the General Fund for the 2007-08 fiscal year was estimated to have a surplus of $259.8 million. No assurances can be given that the Comptroller’s estimates will match the estimates of the Office of Policy and Management for this same period.

          Pursuant to the Comptroller’s estimated unaudited preliminary financial results dated September 2, 2008, the Comptroller estimated General Fund revenues for the 2007-08 fiscal year were $16,418.8 million, General Fund expenditures and miscellaneous adjustments were $16,319.4 million and the General Fund balance for 2007-08 was estimated to have a surplus of $99.4 million. The entire surplus has been reserved for fiscal year 2008-09 spending.

          The above projections are only estimates and the information in the monthly letter of the Office of Policy and Management to the Comptroller, in the Comptroller’s monthly report and in the Office of Fiscal Analysis’ projections contain only estimates and no assurances can be given that future events will materialize as estimated or that subsequent estimates, adjustments or audit or actions of the General Assembly will not indicate changes in the final result of fiscal year 2007-08 operations of the General Fund.

REVENUES, EXPENDITURES & LIMITS ON DEBT OBLIGATIONS

          The State imposes a personal income tax on the income of residents of the State (including resident trusts and estates), part-year residents and certain non-residents who have taxable income derived from or connected with sources within Connecticut. The tax imposed is at the maximum rate of 5% on Connecticut taxable income. Depending on federal income tax filing status, the taxable year and Connecticut adjusted gross income, personal exemptions are available to taxpayers, ranging from $12,000 to $24,000, with the lower end of the range increasing annually to $15,000 by taxable year 2012 for certain taxpayers. In addition, tax credits ranging from 1% to 75% of a taxpayer’s Connecticut tax liability are also available depending upon federal income tax filing status, the taxable year and Connecticut adjusted gross income. Such exemptions and tax credits are phased out at certain higher income levels. Neither the personal exemption nor the tax credit described above is available to trusts or estates. Legislation enacted in 1995 effected a graduated rate structure beginning in tax year 1996. Under this revised structure, the top rate remains at 5% with a rate of 3% applicable to taxable income up to certain amounts. The first $20,000 of taxable income for a joint filer and the first $10,000 of taxable income for a single filer is taxed at the 3% rate. In addition, an income tax credit for property taxes paid of $350 per filer beginning with the tax year commencing January 1, 2003 was increased to $500 per filer for tax years beginning on or after January 1, 2006. Taxpayers also are subject to a Connecticut minimum tax based on their liability, if any, for payment of the federal alternative minimum tax.

          The Sales Tax is imposed, subject to certain limitations, on the gross receipts from certain transactions within the State of persons engaged in business in the State, including (a) sales at retail of tangible personal property, (b) the rendering of certain services, (c) the leasing or rental of tangible personal property, (d) the production, fabrication, processing, printing, or imprinting of tangible personal property to special order or with materials furnished by the consumer, (e) the furnishing, preparation or serving of food, meals, or drinks, and (f) the transfer of occupancy of hotel or lodging house rooms for a period not exceeding thirty consecutive calendar days. The Use Tax is imposed, with certain exceptions, on the consideration paid for certain services or purchases or rentals of tangible personal property used within the State pursuant to a transaction not subject to the Sales Tax. The tax rate for the Sales and Use Taxes is 6%. A separate rate of 12% is charged on the occupancy of hotel rooms. Various exemptions from the Sales and Use Taxes are provided, based on the nature, use or price of the property or services involved or the identity of the purchaser. Tax returns and accompanying payments with respect to revenues from these taxes are generally due monthly on or before the last day of the month next succeeding the taxable month.

          The Corporation Business Tax is imposed on any corporation, joint stock company or association, any dissolved corporation that continues to conduct business, any electric distribution company or fiduciary of any of the foregoing which carries on or has the right to carry on business within the State or owns or leases property or maintains an office within the State or is a general partner in a partnership or a limited partner in a limited partnership, except an investment partnership, that does business, owns or leases property or maintains an office within the State. Certain financial services companies and domestic insurance companies are exempt from this tax. The Corporation Business Tax provides for three methods of computation. The taxpayer’s liability is the greatest amount computed under any of the three methods.

          The first method of computation is a tax measured by the net income of a taxpayer (the “Income-Base Tax”). Net income means federal gross income with limited variations less certain deductions, most of which correspond to the deductions allowed under the Internal Revenue Code of 1986, as amended from time to time. The Income-Base Tax had been levied at the rate of 10.75% in 1996 and was phased down over subsequent years to 7.5% for taxable years commencing on and after January 1, 2000. The second method

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of computing the Corporation Business Tax is an alternative tax on capital. This alternative tax is determined either as a specific maximum dollar amount or at a flat rate on a defined base, usually related in whole or in part to its capital stock and balance sheet surplus, profit and deficit. The third method of computing the Corporation Business Tax is the minimum tax which is a flat $250. Corporations must compute their tax liability under all three methods, determine which calculation produces the greatest tax, and pay that amount to the State. In 2002, the State limited corporation credits from reducing tax liability by more than 70%. The State imposed a one-time corporation business tax surcharge of 20% for income year 2003, 25% for income year 2004, and 20% for income year 2006. There was no corporation business tax surcharge for income year 2005 and, as of February 28, 2008, there was no corporation business tax surcharge for income year 2007.

          A $250 charge is levied on LLCs, LLPs and S corporations. The tax extends to single-member LLCs that are not considered entities separate from their owners for federal tax purposes.

          Other tax revenues are derived from inheritance taxes, taxes on gross receipts of public service companies, taxes on net direct premiums of insurance companies, taxes on oil companies, cigarette and alcoholic beverage excise taxes, real estate conveyance taxes, taxes on admissions and dues, taxes on nursing home providers beginning in fiscal year 2005-06 and other miscellaneous tax sources.

          Depending upon the particular program being funded, federal grants in aid are normally conditioned, to some degree, on resources provided by the State. More than 99% of unrestricted federal grant revenue is expenditure driven. The largest federal grants in fiscal year 2006-07 were made for the purposes of providing medical assistance payments to the low income and the indigent and temporary assistance to needy families. The State also receives certain restricted federal grants which are not reflected in annual appropriations but which nonetheless are accounted for in the General Fund. In addition, the State receives certain federal grants which are not accounted for in the General Fund but are allocated to the Transportation Fund, various Capital Project Funds and other funds.

          Other non-tax revenues are derived from special revenue transfers; Indian gaming payments; licenses, permits and fees; sales of commodities and services; rents, fines and escheats; investment income; other miscellaneous revenue sources; and designated Tobacco Settlement Revenues.

          In November 1992 electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment also provides a framework for a cap on budget expenditures. The General Assembly is precluded from authorizing an increase in general budget expenditures for any fiscal year above the amount of general budget expenditures authorized for the previous fiscal year by a percentage which exceeds the greater of the percentage increase in personal income or the percentage increase in inflation, unless the Governor declares an emergency or the existence of extraordinary circumstances and at least three-fifths of the members of each house of the General Assembly vote to exceed such limit for the purposes of such emergency or extraordinary circumstances. The constitutional limitation on general budget expenditures does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There is no statutory or constitutional prohibition against bonding for general budget expenditures.

          The Connecticut Supreme Court has ruled that the provisions of the constitutional budget cap require the passage of additional legislation by a three-fifths majority in each house of the General Assembly, which, as of February 2008, had not yet occurred. In the interim, the General Assembly has been following a provision of the General Statutes, which contains the same budget cap as the constitutional amendment. In addition to the exclusion of debt service from the budget cap, this statute also excludes statutory grants to distressed municipalities, expenditures to implement federal mandates and court orders in the first fiscal year in which such expenditures are authorized, and payments from surplus for certain debt retirement and additional state employee pension contributions.

          Pursuant to various public and special acts, the State has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable from the State’s General Fund; special tax obligation debt, which is payable from specified taxes and other funds which are maintained outside the State’s General Fund; and special obligation and revenue debt, which is payable from specified revenues or other funds which are maintained outside the State’s General Fund. In addition, the State has a number of programs under which the State provides annual appropriation support for, or is contingently liable on, the debt of certain State quasi-public agencies and political subdivisions.

          The General Assembly has the power to impose limited or contingent liabilities upon the State in such a manner as it may deem appropriate and as may serve a public purpose. This power has been used to support the efforts of quasi-public agencies, municipalities and other authorities formed to carry out essential public and governmental functions by authorizing these entities to issue indebtedness backed, partially or fully, by General Fund resources of the State. Not all entities that are authorized to issue such indebtedness have done so.

          Section 3-21 of the General Statutes provides that no bonds, notes or other evidences of indebtedness for borrowed money payable from General Fund tax receipts of the State shall be authorized by the General Assembly or issued except as shall not cause the aggregate amount of (1) the total amount of bonds, notes or other evidences of indebtedness payable from General Fund tax receipts authorized by the General Assembly but which have not been issued and (2) the total amount of such indebtedness which has

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been issued and remains outstanding, to exceed 1.6 times the total estimated General Fund tax receipts of the State for the fiscal year in which any such authorization will become effective or in which such indebtedness is issued, as estimated for such fiscal year by the joint standing committee of the General Assembly having cognizance of finance, revenue and bonding. However, in computing the aggregate amount of indebtedness at any time, there shall be excluded or deducted revenue anticipation notes having a maturity of one year or less, refunded indebtedness, bond anticipation notes, borrowings payable solely from the revenues of a particular project, the balances of debt retirement funds associated with indebtedness subject to the debt limit as certified by the Treasurer, the amount of federal grants certified by the Secretary of the Office of Policy and Management as receivable to meet the principal of certain indebtedness, all authorized and issued indebtedness to fund any budget deficits of the State for any fiscal year ending on or before June 30, 1991 and for the fiscal years ending June 30, 2002 and June 30, 2003, all authorized debt to fund the Connecticut Development Authority’s tax increment bond program, and any indebtedness represented by agreements entered into pursuant to certain provisions of the General Statutes, provided the indebtedness in connection with which such agreements were entered into shall be included in such aggregate amount of indebtedness. For purposes of the debt limit statute, all bonds and notes issued or guaranteed by the State and payable from General Fund tax receipts are counted against the limit, except for the exclusions or deductions described above. In addition, the amount of authorized but unissued debt for the University of Connecticut 2000 program is limited to the amount permitted to be issued under the cap. The UConn 2000 projects are to be financed by $18 million general obligation bonds of the State and $2,262 million bonds of the University which are secured by the State’s debt service commitment, which is an annual amount for any debt service requirements when due and payable. The amount of the University’s bonds which are secured by the State’s debt service commitment is capped for each fiscal year, but any amount not used may be carried forward to future fiscal years.

          Under the General Statutes, the Treasurer is required to compute the aggregate amount of indebtedness as of January 1 and July 1 each year and to certify the results of such computation to the Governor and the General Assembly. If the aggregate amount of indebtedness reaches 90% of the statutory debt limit, the Governor shall review each bond act for which no bonds, notes or other evidences of indebtedness have been issued, and recommend to the General Assembly priorities for repealing authorizations for remaining projects. The debt incurring margin as of February 1, 2008 was $5,658,546,817.

LITIGATION

          The State and its officers and employees are parties to numerous legal proceedings, many of which normally occur in government operations. The final outcomes of most of these legal proceedings are not, in the opinion of the Attorney General, either individually or in the aggregate likely to have a material adverse impact on the State’s financial position.

          There are, however, several legal proceedings which, if decided adversely against the State, either individually or in the aggregate may require the State to make material future expenditures or may impair revenue sources. It is not possible to determine the impact that the outcomes of these proceedings, either individually or in the aggregate, could have on the State’s financial position. Among these proceedings, an adverse judgment in the matters described below, in the opinion of the Attorney General, individually could have a fiscal impact on the State of $15 million or more.

          Sheff v. O’Neill is a Superior Court action originally brought in 1989, on behalf of school children in the Hartford school district. In 1996, the State Supreme Court reversed a judgment the Superior Court had entered for the State, and remanded the case with direction to render a declaratory judgment in favor of the plaintiffs. The Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Supreme Court also directed the Superior Court to retain jurisdiction of this matter. The 1997 General Assembly enacted P.A. 97-290, An Act Enhancing Educational Choices and Opportunities, in response to the Supreme Court decision.

          In December 2000 the plaintiffs filed a motion seeking to have the Superior Court assess the State’s compliance with the State Supreme Court’s 1996 decision. Before the Court ruled upon that motion the parties reached a settlement agreement, which was deemed approved by the General Assembly and approved by the Superior Court on March 12, 2003.

          That agreement obliged the State over a four year period to, among other things, open two new magnet schools in the Hartford area each year, substantially increase the voluntary interdistrict busing program in the Hartford area, and work collaboratively with the plaintiffs in planning for the period after the four year duration of the proposed order. That agreement expired in June, 2007, and the anticipated costs of that agreement have been expended.

          On August 23, 2006, the City of Hartford moved to intervene in the case, and on January 4, 2007, the Court granted that motion. On July 5, 2007 the plaintiffs filed a motion for an order to enforce the judgment and to order a remedy, alleging that the State remained in material non-compliance with the Sheff mandate. In November 2007 the Superior Court began a hearing on the plaintiffs’ motion, and in January 2008 completed that hearing. A decision remains pending.

          On April 4, 2008, a tentative settlement between the plaintiffs and the State was presented to the legislature in accordance with Section 3-125a of the Connecticut General Statutes. The legislature approved the settlement on May 4, 2008 and the court approved it on June 12, 2008. Thereafter, the City of Hartford also agreed to settle with the parties. The court approved this settlement by stipulation on August 28, 2008.

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          Carr v. Wilson-Coker is a Federal District Court action brought in 2000 in which the plaintiffs seek to represent a class of certain Connecticut Medicaid beneficiaries. The plaintiffs claim that the Commissioner of the Department of Social Services fails to provide them with reasonable and adequate access to dental services and to adequately compensate providers of dental services. The plaintiffs seek declaratory and injunctive relief, plus attorneys’ fees and costs. The parties have filed cross-summary judgment motions. In a ruling on those motions, the Court determined that a trial was necessary to resolve questions of fact on certain of the issues. No trial date has been set. On March 7, 2008, a tentative settlement was presented to the legislature in accordance with Section 3-125a of the Connecticut General Statutes. The legislature approved the settlement on April 6, 2008 and the District Court approved the settlement on August 26, 2008.

          State Employees Bargaining Agent Coalition v. Rowland is a Federal District Court case in which a purported class of laid off State employees have sued the Governor and the Secretary of the Office of Policy and Management alleging that they were laid off in violation of their constitutional rights. The plaintiffs claim back wages, damages, attorneys” fees and costs. The defendants moved to dismiss the action based on absolute immunity, and that motion was denied on January 18, 2005. The defendants appealed that decision to the U.S. Court of Appeals. On July 10, 2007 the U.S. Court of Appeals remanded the case back to the District Court for trial. As of February 28, 2008, the case remains pending. The same purported class has brought related state law claims in State Court under the caption Conboy v. State of Connecticut. On October 20, 2006 the Superior Court denied the State’s motion to dismiss, and the State has appealed. As of February 28, 2008, that appeal remains pending in the Connecticut Supreme Court.

          State of Connecticut v. Philip Morris, Inc., et al., is the action that resulted in the 1998 Master Settlement Agreement (“MSA”), through which Connecticut and fifty-one other states and territories resolved their litigation claims against the major domestic tobacco manufacturers. The Connecticut Superior Court retains continuing jurisdiction over disputes involving the MSA. In 2004 Commonwealth Brands, Inc., King Maker Marketing, Inc., and Sherman 1400 Broadway N.Y.C. Inc., three tobacco companies that participate in the MSA, filed a petition to compel arbitration of a dispute with the State regarding the calculation of the companies’ payments to the State for the year 2003. The State argued that the dispute was not subject to arbitration. The Superior Court ruled against the State and held that the MSA mandates arbitration of disputes regarding the calculation of payments. The Connecticut Supreme Court subsequently affirmed the trial court’s ruling. While the State’s appeal of that matter was still pending, the State filed in Superior Court a motion for a declaratory or enforcement order that, in 2003, the State satisfied its obligation under the MSA to diligently enforce its escrow statutes against noncompliant non-participating manufacturers, and therefore, Connecticut’s 2004 MSA payment should not be reduced to reflect the imposition of a Non-Participating Manufacturer Adjustment (“NPM Adjustment”) in a recalculation of the State’s MSA payment for 2003. After the State filed that motion, several participating manufacturers moved to compel arbitration of the issue of the State’s diligent enforcement of its escrow statutes in 2003, arguing that this issue is part of the larger payment calculation dispute. The State has opposed their demand for arbitration, asserting that the issue of diligent enforcement is distinct from those of payment calculation, and that the diligent enforcement question must be resolved judicially. If the issue of diligent enforcement were ultimately determined to be subject to arbitration, and an arbitration panel were to conclude that the State did not diligently enforce its escrow statutes against noncompliant non-participating manufacturers in 2003, such a determination could negatively impact the MSA payments the State receives for 2004 and even subsequent years. If Connecticut’s courts conclude that the issue of diligent enforcement is subject to judicial determination, the State and the participating manufacturers will proceed to litigate that matter in state court. An adverse judicial decision could also lead to the reduction of the State’s MSA payments.

          In Connecticut Coalition for Justice in Education Funding et al. v. Rell, et al., brought in Hartford Superior Court, the plaintiffs are a non-profit coalition comprised of parents, teachers, school administrators and educational advocates, as well as several parents on behalf of their minor children who reside in selected rural, suburban and urban municipalities in the State. Purporting to represent a class of similarly situated students in selected school districts, plaintiffs claim the students’ State constitutional rights to a free public education under Article VIII, Section 1, equality of rights under Article I, Section 1 and equal protection of the laws under Article I, Section 20 are being violated by the alleged inequitable and inadequate financing of their schools by the State. In particular, plaintiffs claim for a variety of reasons that the State’s primary statutory mechanism for the distribution of State aid for public schools currently fails to ensure both substantially equal educational opportunities and a suitable education for these students, as purportedly reflected by both the educational challenges they face and their poor performance on state standardized measures. The action seeks a declaratory judgment from the Court, an injunction against the operation of the current system, an order that a new system be devised, the appointment of a special master to oversee such activities, continuing Court jurisdiction and attorney fees and costs under 42 United States Code Section 1983, on the grounds that minority students have been disproportionately impacted. The court ruled that the coalition, as opposed to the other plaintiffs, lacks legal standing to pursue the claims. The plaintiffs sought to replead to overcome the impact of this ruling. The defendants have moved to strike the plaintiffs’ claims for a “suitable” education under the State Constitution. On September 17, 2007 the Superior Court issued a ruling granting the State’s motion to strike three counts of the plaintiffs’ complaint. After the Court’s ruling, one count of the plaintiffs’ complaint remains, alleging that the plaintiffs have been denied substantially equal education opportunity in violation of the State constitution. The State did not move to strike that count. The plaintiffs sought and obtained permission to appeal immediately to the Connecticut Supreme Court, and, as of February 28, 2008, that appeal remains pending.

          Since 1991, the State Department of Children and Families has been operating under the provisions of a federal court-ordered consent decree in the Juan F. v. Weicker case. In October 2003, the State entered into an agreement with the Juan F. Court Monitor

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and lawyers representing the plaintiff class of children in the child welfare system designed to end judicial oversight of the agency by November 2006. The agreement was approved and ordered by the court. The agreement included the establishment of a Transition Task Force, which included the Juan F. Court Monitor, who was given full and binding authority to develop an Exit Plan. The Court Monitor’s Exit Plan includes an open-ended funding provision (virtually identical to that contained in the consent decree). The State has objected to this provision of the Exit Plan, which was adopted by the court in December 2003, claiming in part that the Exit Plan requires the State to provide open-ended funding to implement the plan which could violate the State’s constitutional cap on spending. On February 10, 2004 the court denied the State’s request to reconsider the funding provision. In 2005, the Court entered orders that ended the Transition Task Force and revised the monitoring order, but left in place the open-ended funding provision. The State has indicated that as of February 28, 2008, it is working to meet the requirements of the Exit Plan.

          By letter dated May 5, 2008, the plaintiffs notified the defendants and the Court Monitor of their view that the defendants “are in actual or likely noncompliance” with two provisions of the revised monitoring order. Pursuant to the order, the parties had to engage in a period of mediation, after which the Court, if there were no negotiated resolution, could make findings and issue orders. As a remedy, the plaintiffs requested the appointment of a limited receiver tailored to address the defendants’ performance regarding the two identified provisions. On July 17, 2008 the Court approved a stipulation by the parties resolving the plaintiffs’ claims of noncompliance with these two provisions.

          While the various cases described in this paragraph involving alleged Indian Tribes do not specify the monetary damages sought from the State, the cases are mentioned because they claim State land and/or sovereignty over land areas that are part of the State of Connecticut. Several suits have been filed since 1977 in the Federal District Court and the Connecticut Superior Court on behalf of alleged Indian Tribes in various parts of the State, claiming monetary recovery as well as ownership to land in issue. Some of these suits have been settled or dismissed. The plaintiff group in one of the remaining suits is the alleged Golden Hill Paugussett Tribe and the lands involved are generally located in Bridgeport, Trumbull and Orange. In June of 2004 the Federal Bureau of Indian Affairs denied recognition to the alleged Golden Hill Paugussett Tribe of Indians. The alleged Tribe filed an appeal with the United States Secretary of Interior, and that appeal was dismissed on March 18, 2005. On November 30, 2006 the federal district court dismissed the Golden Hill Paugussett’s land claims. The Golden Hill Paugussett Tribe appealed the dismissal to the U.S. Court of Appeals for the Second Circuit, and on September 10, 2007 that appeal was dismissed. As of February 28, 2008, the Golden Hill Paugussett Tribe has not appealed the denial of its petition seeking federal recognition, but has until March 2011 to do so. An additional suit was filed by the alleged Schaghticoke Indian Tribe claiming ownership of privately and town held lands in the Town of Kent. The State is not a defendant to that action. In February 2004 the Federal Bureau of Indian Affairs issued a final determination granting federal recognition to the Schaghticoke Tribal Nation. The State appealed that decision to the Federal Department of Interior Board of Appeals, which on May 13, 2005 vacated that determination and remanded the matter to the Federal Bureau of Indian Affairs for reconsideration. On October 12, 2005, the Federal Bureau of Indian Affairs declined to acknowledge the Schaghticoke Indian Tribe, and the alleged Tribe has appealed that decision to the United States District Court. The land claims have been stayed pending the resolution of the federal recognition matter. In June 2002, the Federal Bureau of Indian Affairs issued a final determination granting federal recognition to the Historic Eastern Pequot tribe. The State appealed the decision to the Federal Department of the Interior Board of Appeals, which on May 13, 2005 vacated the determination and remanded the matter to the Federal Bureau of Indian Affairs for reconsideration. On October 12, 2005, the Federal Bureau of Indian Affairs declined to acknowledge this group as an Indian tribe. As of February 28, 2008, the Pequot Tribe has not appealed this decision, but has until October 2011 to do so. It is possible that other land claims could be brought by other Indian groups, who have petitioned the Federal Government for Federal recognition. In any of the land claims matters, irrespective of whether federal recognition is granted, denied or upheld, a particular tribe could institute or renew land claims against the State or others, or press the claims it has already asserted.

          The White Oak Corp. has brought demands for arbitration against the State of Connecticut, Department of Transportation (“DOT”), pursuant to State statute, alleging breaches of contract in connection with both the Tomlinson Bridge construction project in New Haven and a separate construction project in Bridgeport. In December of 2005, the American Arbitration Association ruled against White Oak in the Tomlinson Bridge construction project, rejecting their claim for $90 million and instead awarded DOT damages in the amount of $1.17 million. The Superior Court confirmed the panel’s decision, but White Oak thereafter filed a new demand for arbitration seeking $110 million for delay damages in connection with the same Tomlinson Bridge project. The State sought an injunction on this second demand in light of the rulings in the first demand for arbitration. The Superior Court denied the State an injunction, but on May 20, 2008 the Connecticut Supreme Court reversed and ordered that the Superior Court issue a permanent injunction barring White Oak from pursuing the second arbitration. As of February 28, 2008, the Bridgeport project claim for arbitration is ongoing and in that proceeding White Oak claims damages of $50 million. Another matter involving the DOT is Rock Acquisition Limited Partnership v. State of Connecticut, Commissioner of Transportation, which is a state court eminent domain case that arises from DOT’s condemnation of a rock quarry in Brookfield. The property was condemned for approximately $4.1 million. State appraisals have more recently valued the property at approximately $2 million. The condemnee contends that it was worth $70 million at the time of taking, based in large part upon a claim that its business was likely to make substantial money from contractors who would pay to place clean fill at the quarry. The case is scheduled to proceed to trial. Because the condemnation is part of a federally funded DOT program, the ultimate cost to the State of this taking is expected to be reduced by a significant percentage. Any arbitration awards or judgments in these matters are generally payable from the Special Transportation Fund, subject to the prior lien

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granted under the Act and the Indenture for bonds payable from the Special Transportation Fund. If the Special Transportation Fund lacked sufficient funds to cover any such judgment, a claimant could enforce a judgment and obtain payment from the General Fund.

          State of Connecticut Office of Protection and Advocacy for Persons with Disabilities v. The State of Connecticut, et al., is an action in Federal District Court brought in February of 2006, on behalf of individuals with mental illness in nursing facilities in the State. The plaintiffs claim that the State has violated the Americans with Disabilities Act by failing to provide services for the identified group in the most integrated setting appropriate to the needs of the qualified individuals. In September 2007, the Court dismissed the plaintiffs’ case for lack of standing, although it left open the ability for proper plaintiffs to replead. On September 9, 2008, the plaintiffs filed an amended complaint adding five nursing home residents as plaintiffs in addition to the Office of Protection and Advocacy for Persons with Disabilities.

          Belanger v. State Employees Retirement Commission is a Federal District Court action brought by three retired state employees, claiming that the Commission’s members have breached their fiduciary duties and federal law by failing to apply retroactively to the plaintiffs and to others similarly situated, the recent decision of the Connecticut Supreme Court in Longley v. State Employees Retirement Commission. In Longley, the Court ruled in the case of two retired state employees that the Commission had not properly interpreted and applied State law by failing to add their final, prorated longevity payments to their salary in their final year of employment, for the purpose of calculating their “base salaries” under the State Employees Retirement Act, Connecticut General Statutes § 5-152 et seq. The plaintiffs’ complaint in Belanger also seeks costs and attorneys fees and the plaintiffs have also moved for class certification to include all retired state plan members harmed by the alleged improper calculation.

Investigations and Public Officials

          There is an ongoing federal investigation of the former Rowland administration regarding alleged improprieties with contract awards.

* * * * *

RATING AGENCIES’ACTIONS

          As of November 30, 2008, Moody’s Investors Service (“Moody’s”), Standard & Poor’s Rating Services (a division of the McGraw-Hill Companies, Inc.) (“S&P”) and Fitch Ratings (“Fitch”) have assigned their municipal bond ratings of Aa3, AA and AA, respectively, to the outstanding general obligation bonds of the State. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if in the judgment of such rating agency circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the Bonds.

ADDITIONAL CONSIDERATIONS

          Connecticut Municipal Obligations also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Connecticut State personal income taxes. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

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APPENDIX D

ADDITIONAL INFORMATION CONCERNING
NEW YORK MUNICIPAL OBLIGATIONS

          The following information is a summary of special factors affecting investments in New York municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of New York (“New York” or the “State”) and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last two paragraphs hereof, is derived solely from information contained in official statements relating to offerings of New York bond issues, the most recent such official statement (or supplement thereof) being dated October 28, 2008. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy or timeliness of this information. Such information is included herein without the express authority of any New York issuer.

CURRENT ECONOMIC OUTLOOK

          Although the State believed it was evident in July 2008 that the U.S. economy was in or approaching a recession, it was less apparent that the ongoing credit crisis would became a full blown credit freeze that would result in a wholesale alteration of the entire landscape of Wall Street. Since July 2008 the State has seen the largest bank failure in history, the bankruptcy of one major investment bank, the wholesale Federal takeover of Fannie Mae and Freddie Mac and the bailout of a large insurer, a Federal program to shore up the entire sector worth up to $700 billion, and, finally, a global effort to induce banks to start lending to each other more freely. By mid-October 2008, credit market conditions were at their tightest since the Great Depression, signaling a much longer downturn in the real economy than anticipated by the State in July 2008 and longer than the last two relatively short-lived recessions. As of October 2008, in the State’s Division of the Budget’s (“DOB”) view, real Gross Domestic Product (“GDP”) is projected to decline for three consecutive quarters, starting in the third quarter of 2008, a decline not seen since the recession of the mid-1970s. The U.S. economy, as measured by growth in real GDP, was, as of October 2008, projected to contract by 0.1 percent in 2009, following growth of 1.4 percent in 2008.

          Since July 2008, labor market conditions have also deteriorated, with the unemployment rate exceeding 6 percent in August and September. September’s 159,000 employment drop represented a substantial acceleration in the labor market’s rate of decline. As of October 2008, job losses were expected to become more severe going forward, further weakening income growth and putting more downward pressure on consumer spending. Home prices also continued to fall and equity markets were about 40 percent below their most recent October 2007 peaks, generating a reverse wealth effect. As a result, the recent declines in inflation-adjusted consumer spending are expected to continue. Real household spending for the third quarter of the 2008 calendar year was estimated to have fallen about 2 percent, representing the first such decline since the fourth quarter of 1991, and compares with growth projected in July 2008 of 1.7 percent. Real consumption was also projected to fall for three consecutive quarters in fiscal year 2008-09, an occurrence not yet seen during the postwar period and dramatically distinguishing this period from the recession of 2001.

          Though there have been signs that global efforts to restore confidence in the banking system may be working, the State believes their impact on the real economy may not become visible for some time. Changes in monetary conditions are generally believed to affect the economy with a lag of 9 to 18 months. As a result, the DOB has projected relatively weak growth in both real household consumption and private sector investment through the end of 2009, and substantially weaker growth than projected in July 2008. Business investment is expected to contract for four consecutive quarters starting in the fourth quarter of 2008. Greater cutbacks by private sector businesses also imply a weaker labor market than previously anticipated. An acceleration in the pace of job losses is expected to result in a peak-to trough loss of 1.7 million jobs nationally. The State has indicated that the U.S. unemployment rate is expected to average 6.7 percent in 2009, following 5.7 percent in 2008.

          The international economy is also expected to grow more slowly than anticipated earlier, implying slower export growth over the 18 months following October 2008. Real U.S. export growth is expected to fall below 1 percent during the first two quarters of 2009. This softening is also expected to have a negative impact on business sector profits and spending. A steeper decline in corporate profits has been estimated for 2008, and, as of October 2008, the increase that was projected in July 2008 for 2009 has been revised down to a substantial decrease.

          A more negative outlook for both the domestic and international real economies has had an effect on commodity prices. As of October 2008, the price of oil was hovering close to $75 per barrel after peaking near $150 in mid-July 2008, while gas prices had also moderated. The State expects these developments should help to keep inflationary expectations anchored and give the Federal Reserve a freer hand in using monetary policy to loosen tight credit markets. Consequently, DOB has revised projected inflation, as measured by growth in the Consumer Price Index, to 2.3 percent for 2009, following 4.4 percent for 2008. As of October 2008, DOB expects the central bank to lower its short-term interest rate target one more time at the end of October and then hold steady through early 2009.

The New York State Economy

          As of October 2008, the financial market terrain looked very different than it looked during the previous months. Indeed, the investment banking industry as the State knew it before September 2008 no longer exists. The prime brokerage industry has been permanently altered with the wholesale disappearance of two investments banks, the purchase of two prime brokers by large commercial banks, and the remaining two large brokers reorganizing as bank holding companies. The resulting consolidation is likely to have grave implications for industry employment, particularly in New York City. As of October 2008, layoffs from the State’s financial services sector are expected to total approximately 45,000 as strained financial institutions seek to cut costs and newly merged banks seek to reduce duplication of services. These projected losses compare to the loss of about 30,000 jobs following September 11, 2001.

          The State projects that the 2008 calendar year downturn in the State economy will hardly be restricted to Wall Street. As of October 2008, the State’s downturn is expected to be much more broad-based, with private sector job losses surpassing 160,000 and declines anticipated for all major industrial sectors except for health and education. The loss of manufacturing jobs is expected to accelerate going forward, particularly in light of weakening auto sales. The State’s real estate market is projected to continue to weaken in 2009, with office vacancy rates expected to rise due to falling employment, tight credit market conditions, and new construction coming online. In addition, a weak global economy is expected to negatively impact the State’s tourism industry, with the leisure and hospitality industry in New York City already beginning to see evidence of a slowdown. As of October 2008, State employment is expected to fall 1.5 percent for 2009, with private sector jobs projected to fall 1.7 percent, following growth of 0.2 percent for both total and private for 2008.

          The events of the past year have been devastating for the State’s finance sector. As of October 2008, equity market prices, as measured by the S&P 500, had fallen about 40 percent since their October 2007 peak. In the wake of the high-tech bust in 2000, the State experienced a decline of a similar magnitude but over a longer two-year period. As of October 2008, the quantity of assets written down by the nine largest banks since July 2007 exceeded the entire volume of profits of $305 billion earned during the boom period from early 2004 until the middle of 2007. Moreover, the industry’s main revenue drivers remain weak. There were no U.S. initial public offerings in the 10 weeks beginning in the middle of August 2008, the longest such period on record. With Wall Street’s largest prime brokers reorganized as banks, the State has indicated that the implications for future profits and compensation could also be dimmer. Commercial banks are more aggressively regulated by the Federal government than investment banks, implying stricter limits on the degree of leveraging these firms can pursue. This, in turn, may imply new constraints on the amount of profits these firms can earn, and therefore the size of bonus and wage payouts.

          As of October 2008, DOB estimates that finance and insurance sector bonuses will fall 42.7 percent for the 2008-09 bonus season and another 20.7 percent for 2009-10, representing larger declines than were seen in the aftermath of September 11, 2001. Declining employment and bonuses have negative implications for overall income growth as well. As of October 2008, New York State wages are projected to fall 2.1 percent for 2009, following growth of 1.5 percent for 2008. Growth in total New York personal income for the 2009 calendar year has been revised down to a decline of 1.0 percent, following projected growth of 2.7 percent for the 2008 calendar year.

          Risks to the New York Forecast

          There is considerable risk to the DOB outlook for the national economy. As indicated above, as of October 2008, household spending is under pressure from several sources. Consequently, should either the labor market, equity market, or housing market prove to be weaker than projected, greater declines in real consumer spending could ensue, implying a longer and deeper recession than reflected in the 2008-09 forecast. In addition, if the recent downward trend in energy prices should reverse course, real spending growth could fall further below expectations. A weaker global economy could also depress economic growth more than projected, while the failure of yet another major financial institution could unwind the progress that has been made in the defrosting of credit markets, deepening the 2008 calendar year downturn. Alternatively, if a future government stimulus package should successfully induce consumers to spend more, economic growth could be stronger than expected. In addition, if credit markets should thaw more quickly than anticipated, or housing and equity markets recover more quickly than projected, economic activity may also exceed expectations. Finally, if energy prices should fall even more than expected, effectively increasing real household income, consumer spending could spur a quicker economic recovery than projected.

          All of the risks to the forecast for the national economy apply to the State forecast as well, although equity market volatility and the 2008 calendar year level of uncertainty surrounding global credit markets pose a particularly large degree of uncertainty for New York. If the 2008 financial market crisis is sufficiently prolonged, the impact on State income and employment could be even more severe. Similarly, a prolonged global slowdown could result in larger declines in tourism and put additional pressure on the real estate market, particularly in New York City. In contrast, a quicker recovery of the national and global economies would imply a shorter downturn for New York.

          New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s fanning and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy.

Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. In 2003, Federal and state governments began reporting employment and wage statistics in accordance with the NAICS industrial classification system.

FINANCIAL PLAN RESERVES AND RISKS

          Many complex political, social, and economic forces influence the State’s economy and finances. Such forces may affect the State’s 2008-09 Enacted Budget Financial Plan, dated May 1, 2008 (the “Financial Plan”) unpredictably from fiscal year to fiscal year. For example, the Financial Plan is necessarily based on forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of specific and cyclical changes to the national and State economies. The Financial Plan also relies on estimates and assumptions concerning Federal aid, law changes, and audit activity.

Financial Plan Reserves

          In January 2007, the State created a new statutory Rainy Day Reserve that has an authorized balance of 3 percent of General Fund spending. The new Rainy Day Reserve may be used to respond to an economic downturn or catastrophic event. The State made its first deposit of $175 million in 2007-08. When combined with the existing Tax Stabilization Reserve, which has an authorized balance of 2 percent and can be used only to cover unforeseen year-end deficits, the Rainy Day Reserve authorization, as of October 2008, totaled 5 percent.

          The State has projected that General Fund reserves will total $1.6 billion at the end of 2008-09, with $1.2 billion in undesignated reserves available to deal with unforeseen contingencies and $381 million designated for subsequent use. The $1.2 billion of undesignated reserves includes a balance of $1 billion in the Tax Stabilization Reserve, $175 million in the new Rainy Day Reserve, and $21 million in the Contingency Reserve Fund for litigation risks.

          The designated reserves consist of $145 million set aside for labor settlements (after the use of $920 million for existing settlements in 2008-09), $172 million in the Community Projects Fund to finance existing “member-item” initiatives, and $64 million set aside for debt management purposes (after the use of $58 million in 2008-09). Aside from the amounts noted above, the 2008-09 Financial Plan does not have specific reserves to cover potential costs that could materialize as a result of Federal disallowances or other Federal actions that could adversely affect the State’s projections of receipts and disbursements.

Risks

          The Mid-Year Update to the 2008-09 Financial Plan issued on October 2008 (the “Updated Financial Plan”) forecast is subject to many complex economic, social, and political risks and uncertainties, many of which are outside the ability of the State to control. These include, but are not limited to, the performance of the global, national and State economies; the impact of continuing write-downs and other costs affecting the profitability of the financial services sector, and the concomitant effect on bonus income and capital gains realizations; access to the capital markets in light of the disruption in the municipal bond market; litigation against the State, including potential challenges to the constitutionality of certain tax actions authorized in the Financial Plan; and actions taken by the Federal government, including audits, disallowances, and changes in aid levels.

          In addition, the forecast contains specific transaction risks and other uncertainties, including, but not limited to, the final sale of development rights for a video lottery terminal (“VLT”) facility at the Aqueduct Racetrack by the close of the 2008-09 fiscal year; the enforcement of certain tax regulations on Native American reservations; the timing and value of proceeds from the sale of Well Point stock that is expected to finance health care costs; and the achievement of cost-saving measures, including, but not limited to, the Financial Management Plan (“FMP”) savings, at the levels projected. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Financial Plan in 2008-09.

          The 2008 fiscal year projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Debt Reform Act of 2000 (the “Debt Reform Act”) throughout the next several years. However, as of October 2008, the State had entered into a period of significantly declining debt capacity. As of October 2008, based on the most recent personal income and debt outstanding forecasts, the State is expected to exceed the debt outstanding cap in 2012-13 by over $800 million. As of October 2008, the State expects to propose actions in the 2009-10 Executive Budget in order to stay within the statutory limitations.

          There can be no assurance that (a) legislative or administrative actions will be sufficient to eliminate the 2008-09-year shortfall without the use of existing reserves, (b) receipts will not fall below 2008 projections, requiring additional budget-balancing actions in the year 2008, and (c) the gaps projected for future years will not increase materially from the projections set forth herein.

          Risks to the Economic Forecast

          All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, financial market uncertainty poses a particularly large degree of risk for New York. New York’s tax revenues tend to be more reliant on the financial sector of the economy than are other states and other regions of the nation. The full extent of the losses associated with subprime debt still remains to be seen. Higher losses than anticipated could result in a further delay in the recovery of Wall Street profits and bonuses. A more severe national recession than expected could prolong the State’s downturn, producing weaker employment and wage growth than projected. Should core inflation significantly accelerate, the Federal Reserve may feel compelled to reverse course and raise rates, which traditionally has adverse effects on the State economy. Moreover, weaker equity and real estate activity than anticipated could negatively affect household spending and taxable capital gains realizations. These effects could ripple through the economy, further depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

          Labor Settlements

          As of May 12, 2008, the State has reached labor settlements with four labor unions: the Civil Service Employees Association (“CSEA”), PEF; UUP; and District Council 37, and extended comparable changes in pay and benefits to M/C employees. Under terms of the four-year contracts, which run from April 2, 2007 through April 1, 2011 (July 2, 2007 through July 1, 2011 for UUP), employees will receive pay increases of 3 percent annually in 2007-08, 2008-09, and 2009-10 and 4 percent in 2010-11.

          As of May 12, 2008, the State’s Financial Plan funds the costs of contracts in 2008-09 through the use of $620 million of the $1.1 billion in existing reserves available at the start of the fiscal year for this purpose. DOB estimates the General Fund costs of the agreements at $620 million in 2008-09, $775 million in 2009-10, and $1.2 billion in both 2010-11 and 2011-12.

          The unions representing uniformed officers (e.g., Police Benevolent Association, New York State Correctional Officers and Police Benevolent Association), the union representing graduate students (Graduate Student Employees Union), and CUNY employees have not reached settlements at this time. DOB estimates that if all remaining unsettled unions were to agree to the same terms that have been ratified by CSEA, it would result in added costs of $200 million in 2008-09, $185 million in 2009-10, and $264 million in both 2010-11 and 2011-12.

          School Supportive Health Services

          The Office of the Inspector General (“OIG”) of the United States Department of Health and Human Services conducted six audits of aspects of New York State’s School Supportive Health Services program with regard to Medicaid reimbursement. The audits cover $1.4 billion in claims submitted between 1990 and 2001. To date, OIG has issued four final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that the Centers for Medicare and Medicaid Services (“CMS”) disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, $436 million of the $551 million in claims submitted for New York City speech pathology services, and $96 million of the $123 million for New York City transportation services. New York State disagrees with the audit findings on several grounds and has requested that they be withdrawn. If the recommended disallowances are not withdrawn, the State expects to appeal.

          While CMS has not taken any action with regard to the disallowances recommended by OIG, CMS is deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State, pending completion of the audits.

          Proposed Federal Rules on Medicaid Funding

          On May 25, 2007, CMS issued a final rule that, if implemented, would significantly curtail Federal Medicaid funding to public hospitals (including New York City’s Health and Hospital Corporation (“HHC”)) and programs operated by both the State Office of Mental Retardation (“OMRDD”) and the State Office of Mental Health (“OMH”). The rule seeks to restrict State access to Federal Medicaid resources by changing the upper payment limit for certain rates to actual facility reported costs. It is estimated that this rule could result in a loss of $350 million annually in Federal funds for HHC and potentially larger losses in aid for the State Mental Hygiene System.

          On May 23, 2007, CMS issued another rule that would eliminate Medicaid funding for graduate medical education (“GME”). The proposed rule clarifies that costs and payments associated with GME programs are not expenditures of Medicaid for which Federal reimbursement is available. This rule could result in a Financial Plan impact of up to $600 million since the State would be legally obligated to pay the lost non-Federal share.

          The states affected by these regulations are challenging such adoption on the basis that CMS is overstepping its authority and ignoring the intent of Congress. As a result, Congress passed a one-year moratorium barring implementation of these proposed rule changes. The moratorium expired on May 29, 2008.

          CMS has proposed other regulations that could pose a risk to the State’s Financial Plan beyond those addressed by the moratorium. On February 22, 2008, CMS issued a change to the rules that regulate State taxation of healthcare entities, effective April 22, 2008. The rule affords CMS flexibility in identifying a “linkage” between provider taxes and Medicaid payments rendering the tax invalid. As of May 2008, the State used a substantial amount of provider tax receipts to finance various healthcare programs that serve the State’s most vulnerable populations. While the State strongly believed that its imposed taxes are in full compliance, the vagueness of the new rules provides no assurance that these funding streams are adequately protected.

          CMS has also issued a rule regarding targeted case management which clarifies the definition of covered services. The final rule was issued on December 4, 2007 and made effective March 3, 2008. As of May 2008, the State was in the process of litigating this issue and has requested a one-year implementation extension.

          Further, CMS proposed to restrict Medicaid reimbursement for hospital outpatient services and restrict coverage to rehabilitative services, which could pose a risk to the Financial Plan and result in hundreds of millions of dollars in reduced Federal-share funding. However, the State argued that the proposed regulation regarding outpatient services was in direct violation of the moratorium in effect as of May 12, 2008.

          On all of these rules, the State was actively lobbying the Federal government to be held harmless, either through an extension/modification of the moratorium in effect as of May 2008, or through other administrative or statutory means.

          Variable Rate Debt

          In the months leading up to May 2008, the market for municipal auction rate securities and certain variable rate demand bonds had been disrupted by, among other things, credit rating downgrades to certain municipal bond insurers, investor concerns over liquidity and the level of participation of investment banks in the operation of the market. As of May 2008, the disruption has not had a material impact on State debt service costs. As of May 2008, the State was substantially reducing its exposure to auction rate securities and to variable-rate demand bonds that carry insurance from bond insurers that have been subject to credit rating downgrades. As of May 2008, DOB expected the adjustments to its variable rate portfolio will be completed by the end of the first quarter of fiscal year 2008-09.

          Collective Bargaining

          As of October 2008, the State had reached a labor settlement with the union representing New York State Troopers. The union has ratified the contract and, as of October 2008, DOB expects the Legislature to authorize a pay bill later in the fiscal year. In 2008-09, the General Fund costs of the agreement are expected to be financed in their entirety with existing reserves earmarked for this purpose. In addition, DOB has recalculated the expected impact of the existing labor settlement with United University Professions (the “UUP”) based on updated information.

          DOB has established a reserve for future labor settlements. As of October 2008, agreements had not yet been reached with the unions representing uniformed officers (e.g., New York State Correction Officers) and graduate students (Graduate Student Employees Union). DOB had estimated that if all remaining unsettled unions were to agree to the same terms that have been ratified by settled unions, it would result in added costs of approximately $400 million in 2009-10, and $275 million in both 2010-11 and 2011-12. Based on the status of labor negotiations transpiring as of October 2008, DOB does not expect any additional labor settlement payments in 2008-09.

2008-09 ENACTED BUDGET FINANCIAL PLAN OVERVIEW

Before September 2008

          Prior to the extraordinary economic events of September 2008, the State had taken a series of steps during the 2008-09 fiscal year to respond to a weakening economy and deteriorating outlook for the State’s financial services industry. In the first quarterly update to the State of New York’s Additional Information Statement dated August 2008 (the “First Quarterly Update”), DOB significantly lowered its projections for tax receipts in each of the four years of the Financial Plan (in comparison to the Financial Plan) to reflect the worsening economic outlook and the anticipated impact on State tax collections. It also lowered the amount of resources expected from health insurance conversions, thereby creating a potential imbalance in the Health Care Reform Act (“HCRA”) starting in 2009-10. At the time, DOB warned that “the nation’s economic troubles [were] severe and widespread [and] important financial institutions face[d] a crisis of confidence among investors and the general public.”

          To help keep the General Fund balanced in the 2008 fiscal year, the DOB began implementation of administrative savings measures through the FMP. The FMP was projected to save $630 million in 2008-09 and $500 million annually thereafter. After accounting for the impact of the FMP savings, DOB projected that the General Fund would end the 2008-09 fiscal year in balance on a cash basis without the use of existing reserves. The combined General Fund and HCRA budget gaps were estimated to total $6.4 billion in 2009-10, $9.3 billion in 2010-11, and $10.5 billion in 2011-12.

          In August 2008, the Governor and Legislature approved a package of cost-saving measures, including health care cost-containment and across-the-board reductions in certain categories of local assistance spending, that were intended to improve the 2008-year operating margin in the General Fund and reduce the projected gaps in future years. DOB estimated that the measures would provide General Fund savings of $427 million in the 2008 fiscal year and $651 million in 2009-10 (including $170 million in cost-avoidance measures).

Economic Impact Is Expected to Be Severe

          In DOB’s view, as of October 2008, the economic damage from the global financial crisis, even if it is successfully contained, which is by no means certain, will be severe and long-lasting. At the national level, the U.S. economy is expected to contract by 0.1 percent in 2009, following growth of 1.4 percent in 2008. GDP is expected to decline for three consecutive quarters, starting in the third quarter of 2008, a performance not seen since the recession of the mid-1970s. Relatively weak growth in both real household consumption and private sector investment is expected through the end of 2009, and is substantially weaker than the performance projected in the First Quarterly Update. The pace of job losses is likely to accelerate, with the U.S. unemployment rate estimated to average 6.7 percent in 2009, following 5.7 percent in 2008.

          In New York, the impact of the crisis is expected to have grave consequences for the State’s financial services sector, one of the principal sources of State tax revenues. As of October 2008, layoffs in this sector alone are expected to total approximately 45,000 positions as strained financial institutions seek to cut costs and newly merged banks seek to reduce duplication of services. This compares to a loss of approximately 30,000 jobs in the months following the September 11, 2001 terrorist attacks. As of October 2008, DOB estimates that finance and insurance sector bonuses will fall 43 percent for the 2008-09 bonus season and another 21 percent for 2009-10, representing larger declines than were seen in the aftermath of September 11, 2001. Declining employment and bonuses will have negative implications for overall income growth as well. New York State wages are projected to fall 1.8 percent in fiscal year 2008-09, which translates into a $9.2 billion reduction in the wage base. Growth in total New York personal income for 2009 has been revised down to a decline of 1.0 percent, following growth of 2.7 percent for 2008.

          But the damage is not limited to Wall Street. Statewide, as of October 2008, DOB was forecasting private sector job losses surpassing 160,000, with declines anticipated for all major industrial sectors except health care and education. As of October 2008, Statewide employment is expected to fall 1.5 percent for 2009, with private sector jobs projected to decline 1.7 percent, following growth of 0.2 percent for both total and private employment for 2008.

Financial Plan Impact

          The State’s financial position is expected to be severely affected by the global financial crisis. As of October 2008, DOB projected a General Fund budget gap of $1.5 billion, which it expects to be addressed through legislative or administrative measures, or both. General Fund tax receipts have been revised downward by $1.7 billion from the estimate in the First Quarterly Update. In addition, adverse market conditions have disrupted plans to convert Group Health Insurance/Health Insurance Plan to a for-profit company and to sell certain surplus State properties, reducing expected resources by another $384 million in the 2008 fiscal year. These costs are expected to be offset in part by $427 million in savings measures to improve the State’s operating margins that were approved by the Governor and Legislature in August 2008, $120 million in additional revenue expected from the sale of development rights at Aqueduct Racetrack, and $26 million in other savings based on a review of updated information.

          The projected budget gaps for 2009-10 and future years have also increased substantially, primarily reflecting the expected impact of recent economic events on State tax receipts. As of October 2008, DOB projected a General Fund budget gap of $12.5 billion in 2009-10, an increase of $6.2 billion from the First Quarterly Update. The estimate for General Fund tax receipts has been reduced by $5.8 billion, as the impact of the financial services sector contraction and broader downturn is felt in the State’s tax base. The increase in the 2009-10 budget gap also reflects the inclusion of a reserve for potential labor settlements ($400 million) with State employee unions that have not agreed to new contracts in the round of bargaining, as of October 2008.

          From 2008-09 to 2009-10, General Fund receipts are projected to decline by nearly $3.1 billion, a decrease of 5.8 percent. General Fund disbursements are expected to grow by nearly $6.7 billion, an increase of 11.9 percent. In addition, the level of planned reserves available to finance operations declined by $1 billion.

          At the Governor’s request the Legislature was to convene a special session in November 2008 to consider options to close the 2008 fiscal year shortfall and help reduce the gaps in future years. DOB had been developing savings options in advance of the November 2008 session. Proposals were expected to include a wide array of local assistance and State operations reductions, as well as targeted revenue enhancements. In addition, the Governor planned to submit a balanced Executive Budget for 2009-10 to the Legislature on December 16, 2008, 36 days in advance of the constitutional deadline (January 20, 2009). The early submission is intended to stimulate prompt action in achieving a balanced enacted budget for 2009-10 in advance of April 1, 2009, the start of the new fiscal year, and provide an opportunity to address any remaining shortfall in 2008, as necessary. The Updated Financial Plan does not count on any increases in Federal assistance, but as of October 2008, the Governor continued to lobby for a Federal stimulus package that would provide direct fiscal relief to the states. As of October 2008, DOB expects the State to end the 2008-09 fiscal year with $1.2 billion in rainy day reserves, which it does not plan to use to address the 2008 fiscal year shortfall.

General Fund Closing Balances

          The Updated Financial Plan projects that the General Fund will end the 2008-09 fiscal year with a balance of $1.6 billion, $1.1 billion lower than the closing balance from 2007-08. The estimate for the 2008-09 fiscal year assumes the successful enactment of special session savings or administrative actions, or both. The annual decline reflects the planned use of $920 million to finance the costs of labor settlements, $168 million for member items in the Community Projects Fund, and $58 million for debt management purposes. Market conditions will determine whether additional resources earmarked by DOB for debt management are needed in 2008. Balances in the other reserves are expected to remain unchanged.

Labor Settlements

          Since the Financial Plan, the State has reached new labor contracts with unions representing employees of the Unified Court System and City University of New York (“CUNY”). In 2008-09, the General Fund costs of these new labor agreements are expected to be financed in their entirety through the use of existing reserves set aside for this purpose. This leaves $189 million in reserve for the remaining unsettled unions. If such unions were to agree to comparable terms as the settled unions, it would result in a current-year cost of approximately $190 million.

Bond Market Impact

          One aspect of the credit crisis is that government issuers have either been unable to issue bonds or, if market access exists, do so at much higher interest rates than existed before September 2008. If the State cannot sell bonds at the levels (or on the timetable) expected in the capital plan, it could experience significantly increased costs in the General Fund and a weakened overall cash position in 2008. This is because the State finances much of its capital spending in the first instance through loans from the General Fund or Short-Term Investment Pool, which it then repays with proceeds from the sale of bonds.

          Interest rates on State-supported variable rate demand bonds increased sharply in September 2008, reaching an average of 6.5 percent for a period of time. As of October 2008, rates had moderated but could rise again. Accordingly, DOB has revised its interest-rate forecast upward, which is offset in part by projected debt service savings related to the timing of bond sales.

          For planning purposes, as of October 2008, DOB is assuming the State will have limited access to the bond market for the remainder of the fiscal year. Therefore, the State is executing a multi-step strategy to stage entries into the bond market in a way that addresses the most immediate and consequential fiscal issues first. At the same time, DOB is imposing stringent capital controls to marginally reduce the need to issue bonds in the coming months.

Annual Spending Growth

          As of October 2008, General Fund spending, including transfers to other funds, is projected to total $56.2 billion in 2008-09, an increase of $2.8 billion over 2007-08 actual results. The General Fund must, by law, end the year in balance on a cash basis. State Operating Funds spending, which includes the General Fund, State-financed special revenue funds, and debt service, is projected to increase by $3.5 billion and total $80.5 billion in the 2008- 09 fiscal year. All Governmental Funds spending, the broadest measure of spending that includes State Operating Funds, capital spending, and Federal grants, is projected to total $121.3 billion in 2008-09, an increase of $5.2 billion. The spending estimates for the 2008-09 fiscal year assume $500 million in General Fund savings through the FMP ($300 million in personal service and $200 million in non-personal service). State Operating Funds spending is projected to increase by 4.5 percent in 2008-09.

Receipts Discussion

          For the period April 1, 2008 through September 30, 2008, General Fund receipts, including transfers from other funds, were $132 million higher than projected in the First Quarterly Update. As of October 2008, DOB expects that, in the months ahead, the economic downturn will have a substantial negative impact on tax collections, when the impact of lower bonus payments, lower capital gains realizations, declining profitability, and reduced consumer spending will be felt. Receipts, as of October 2008 had benefited from continuing strength in personal income tax collections (up by $201 million compared to the First Quarterly Update cash-flow), but this reflects unusually large payments from relatively few taxpayers in the first half of the fiscal year. By comparison, business taxes, which are more responsive to 2008 economic trends, especially the continuing weakness in the banking sector, were down by $198 million through the first six months of the fiscal year versus the cash flow forecast.

          The receipts forecast describes estimates for the State’s principal taxes, miscellaneous receipts, and transfers from other funds. As of October 2008, the spending projections summarize the annual growth in current-services spending for each of the State’s major areas of spending (e.g., Medicaid, school aid, mental hygiene). Financial Plan receipts comprise a variety of taxes, fees, and charges for State-provided services, Federal grants, and other miscellaneous receipts. The receipts estimates and projections were prepared by DOB with the assistance of the Department of Taxation and Finance and other agencies responsible for the collection of State receipts.

          As of October 2008, DOB has lowered its annual forecast of General Fund receipts by $1.7 billion for the 2008-09 fiscal year and $5.8 billion in 2009-10, with significant reductions made in the estimates for personal income tax, business taxes, and sales taxes. General Fund personal income tax receipts have been reduced by $1.2 billion in 2008-09 and $4.2 billion in 2009-10. In 2008-09, the expected annual decline in financial sector bonuses, as of October 2008, has been estimated at $20 billion, or 43 percent, compared to a $10 billion drop projected in the First Quarterly Update. The annual decline in tax year 2008 estimated payments, which includes tax receipts from capital gains, has been projected at $565 million, or 6.6 percent. This compares to an estimated decline of $165 million, or 1.9 percent, in the First Quarterly Update. In 2009-10, both bonuses and capital gains are expected to decline further from the reduced levels projected in 2008-09.

          As of October 2008, the estimates for General Fund business tax receipts have been reduced by $404 million in 2008-09 and $913 million in 2009-10 in comparison to the First Quarterly Update. This reflects the expected continuation of trends in business taxes, which suggest substantially lower growth in corporate franchise tax receipts and declines in insurance tax receipts, offset partially by higher-than-estimated receipts from the corporation and utilities taxes.

          As of October 2008, the estimates for General Fund user taxes and fees have been lowered by $101 million in 2008-09 and $267 million in 2009-10. This is based on slower expected growth in the sales tax base, as well as delays in the implementation of provisions governing the taxation of various products sold by Native Americans and other technical adjustments.

          All State and Federal Funds (“All Funds”) receipts are projected to total $116.7 billion, an increase of $1.3 billion over 2007-08 results. The total comprises tax receipts ($61.3 billion), Federal grants ($36.0 billion) and miscellaneous receipts ($19.5 billion).

          As of October 2008, All Funds tax receipt estimates have been lowered by $1.8 billion since the First Quarterly Update. The financial condition of Wall Street firms and banks in general has deteriorated from what was anticipated in the First Quarterly Update. As a result, the revisions to the 2008-09 and out-year fiscal estimates are due primarily to this more pessimistic economic outlook.

          Since the release of the First Quarterly Update, New York’s leading investments banks have ceased to exist, been subsumed, or agreed to be regulated as commercial banks. These unprecedented events are expected to have a significant negative impact on the New York economy. History has shown that any disruption to the profitability of Wall Street firms can be expected to have a negative impact on the fiscal condition of the State.

          As of October 2008, total All Funds receipts are estimated to reach nearly $116.7 billion, an increase of $1.3 billion, or 1.1 percent above 2007-08 results comprised of increases in taxes ($417 million or 0.7 percent) and Federal grants ($1.1 billion or 3.0 percent), slightly offset by a decrease in miscellaneous receipts ($180 million or 0.9 percent).

          As of October 2008, total State Funds receipts are estimated at nearly $80.7 billion, an expected increase of $310 million, or 0.4 percent from 2007-08 actual results. State Funds miscellaneous receipts are estimated to decrease $80 million, or 0.4 percent.

          As of October 2008, total General Fund receipts are estimated at $53.6 billion, an increase of $491 million, or 0.9 percent from 2007-08 results. General Fund tax receipt growth is estimated at 0.8 percent. General Fund miscellaneous receipts are estimated to increase by 3.7 percent, reflecting actions taken with the 2008-09 Budget, including an estimated increase in abandoned property receipts.

          After controlling for the impact of policy changes, base tax revenue is estimated, as of October 2008, to decline 1.3 percent for fiscal year 2008-09.

Personal Income Tax

          As of August 2008, All Funds personal income tax receipts for the 2008-09 fiscal year are projected to increase by $1.6 billion over the prior year to total $38.2 billion. Gross receipts are projected to increase 5.1 percent, despite withholding growth of just 0.6 percent ($161 million) and a decline in tax year 2008 estimated taxes of 3.7 percent ($165 million). The growth is virtually all attributable to payments from extensions and final returns for tax year 2007, which are projected to increase in total by 43 percent, or nearly $2.15 billion. Receipts from delinquencies are projected to increase by 2.6 percent, or $24 million, over the prior year.

          As of August 2008, refunds are projected to increase by 9.2 percent or $608 million. The increase in refunds is partly attributable to paying an additional $250 million of refunds during the January through March 2009 period, reflecting an increase in the “cap” on such refunds from $1.5 billion to $1.75 billion, offset in part by legislation intended to enable the Department of Tax and Finance (“DTF”) to pay fewer fraudulent refunds.

          Net receipts, or gross receipts less refunds and offsets, are projected to grow 4.4 percent. Absent the tax year 2007 components noted above, net receipts would be projected to actually decline by 1.9 percent.

          As of August 2008, General Fund receipts in 2008-09 are expected to be $1.2 billion higher than the prior year, reflecting the All Funds trends noted above, a slight decrease in deposits to the School Tax Relief (“STAR”) Fund and higher transfers to the Revenue Bond Tax Fund (“RBTF”). Deposits to the STAR Fund are estimated to increase by $30 million to $4.7 billion, mainly reflecting the net of higher statutory enhanced amounts under the middle class rebate program, offset by a shift of $250 million in New York City income tax program reimbursements into 2009-10, and 2008-09 Financial Plan legislation that reduces the cost of both STAR exemptions and the New York City income tax program. Deposits to the RBTF of over $9.5 billion reflect higher All Funds net collections, on which the 25 percent transfer to the Fund is based. Deposits in excess of debt service requirements are transferred back to the General Fund.

          Also as of August 2008, compared to the Financial Plan, 2008-09 All Funds income tax receipts are estimated to be $24 million higher. This reflects the net of higher return and extension settlements for tax year 2007 ($300 million combined) higher estimated payments for tax year 2008 ($150 million combined), and lower refunds and state-city offsets on tax year 2007 ($250 million combined), mostly offset by lower withholding ($675 million). The latter reflects a weaker forecast of financial sector bonuses, then expected to decline 21 percent from 2007-08.

User Taxes and Fees

          As of August 2008, All Funds user taxes and fees receipts for the 2008-09 fiscal year are estimated to be $14.6 billion, an increase of $640 million or 4.6 percent from 2007-08. The underlying sales tax base measured before the impact of law changes is estimated to increase by 2.2 percent (rather than the 2.8 percent which was projected in the Financial Plan) due largely to a small increase in disposable income and overall taxable consumption. Non-sales tax user taxes and fees are estimated to increase by $382 million from 2007-08 due to an increase in the cigarette tax rate as well as the introduction of a new driver’s license. The total is also affected by the collection of taxes on the sale of motor fuel and cigarettes to non-Indians on Indian reservations.

          As of August 2008, General Fund user taxes and fees receipts are expected to total $8.8 billion in 2008-09, an increase of $248 million or 2.9 percent from 2007-08. The projected growth largely reflects an increase in sales and cigarette tax receipts. All Funds user taxes and fees receipts for 2009-10 are projected to be nearly $15.2 billion, an increase of $517 million or 3.5 percent from 2008-09. General Fund user taxes and fees receipts are projected to total $9.2 billion in 2009-10, an increase of $347 million or 3.9 percent from 2008-09.

          As of August 2008, All Funds user taxes and fees are projected to be $187 million less in 2008-09 than was projected in the Financial Plan. The revision is mainly due to delays in the implementation of provisions governing the taxation of various products sold by Native Americans, weaker sales tax collections than estimated and an adjustment to motor vehicle fees. All Funds user taxes and fees for 2009-10 are revised down by $148 million from the Financial Plan. This projection is largely due to the slower growth than previously anticipated in the sales tax base as well as an adjustment to certain motor vehicle fees. In addition, the expected gain in receipts from provisions related to products sold by Native Americans has been revised downward.

Business Taxes

          As of August 2008, All Funds business tax receipts for the 2008-09 fiscal year are estimated at nearly $8.2 billion, a decrease of $79 million, or 0.9 percent over the prior year. This decrease is primarily due to a 19.6 percent decline in bank tax collections, mostly offset by modest increases in each of the other business taxes. Bank tax receipts reflect $248 million in new receipts from tax actions and efforts to enhance audit recoveries, more than offset by a 19 percent decrease in payments on 2008-09 year liabilities and an 11 percent increase in refunds. The estimated increase in petroleum business taxes reflects a 1.2 percent decrease in the Percent of Personal Income (“PPI”) on January 1, 2008, and a 1.5 percent increase in the PPI on January 1, 2009. Higher estimated insurance tax receipts in 2008-09 reflect continued growth in taxable premiums. Actions taken with the fiscal year 2008-09 budget to reduce corporate tax loopholes have not generated the revenue anticipated as of August 2008. Given the apparent substantial losses experienced by taxpayers, this could be due in part to tax loophole closers producing reductions in losses versus increases in taxable income. In addition, timing delays in taxpayer responsiveness to the law changes may be resulting in a corresponding delay in receipts. The DTF is carefully reviewing filing data to monitor this issue.

          The decline in the 2008-09 fiscal year All Funds bank tax receipts over 2007-08 is projected to be mostly offset by increases in the All Funds receipts from the corporation franchise tax of 0.7 percent, insurance tax of 6.6 percent, and the corporation and utilities taxes of 1.7 percent. The small increase in corporate franchise tax receipts reflects an increase in audit and compliance receipts of roughly 5 percent, and the estimated impact of Financial Plan actions, offset by increased refunds on prior year payments. The overall increase in corporation and utilities taxes receipts reflects growth of 1.0 percent in non-audit receipts and a decline of 31 percent in audit receipts from 2007-08 levels. As of August 2008, year-to-date trends in the corporation and utilities taxes suggest small decreases in audit receipts will be offset by small increases in receipts from the telecommunications and public utilities industries.

          For total business taxes, a 1.9 percent decline in non-audit tax receipts followed last year’s decrease of 4.3 percent. In both fiscal years, estimated increases in receipts resulting from legislative changes to the tax code were more than offset by declines in the underlying tax base. The 1.8 percent increase in audit receipts is largely attributable to initiatives included in the 2008-09 Financial Plan, offset by fewer expected settlements of multi-year audit issues with large taxpayers than were made in 2007-08. The business taxes audit recovery base in 2007-08 of nearly $1.4 billion reflected a 12.0 percent decrease from 2006-07.

          As of August 2008, General Fund business tax receipts for the 2008-09 fiscal year of $6.0 billion are estimated to increase by $32 million, or 0.5 percent over 2007-08, reflecting the All Funds trends and Financial Plan initiatives discussed above.

          As of August 2008, compared to the Financial Plan, 2008-09 All Funds business tax receipts are estimated to be nearly $8.2 billion, or $630 million (7.2 percent) lower. The revision in the estimate reflects year-to-date receipts which, as of August 2008, suggest a significant decline in bank tax receipts coupled with slightly lower growth in corporate franchise tax and petroleum business taxes receipts. The largest estimated change is in bank tax receipts, which have been reduced by $391 million from the Financial Plan level. The net decrease reflects losses from higher-than-expected refunds and adjustments to prior-year receipts, and a roughly 40 percent decline in June 2008 estimated payments from the prior year. The corporation franchise tax estimate reduction of $179 million also reflects higher-than expected refunds and prior-year adjustments, as well as a modest decrease in June 2008 estimated payments. The petroleum business tax estimates reduction of $43 million reflects a decline of roughly $25 million in first quarter of the 2008 fiscal year estimated payments and an estimated decline in overall motor fuel consumption.

Other Taxes

          As of August 2008, All Funds other tax receipts for the 2008-09 fiscal year are estimated to be more than $2.1 billion, up $42 million or 2.1 percent from 2007-08 receipts, reflecting growth in the estate tax due to an increase in the number of large payments and a nearly 9 percent decline in real estate transfer tax collections which had a strong advance in recent fiscal years. General Fund other tax receipts are expected to total $1.2 billion in fiscal year 2008-09, an increase of $133 million or 12.5 percent.

          As of August 2008, All Funds projections for the 2008-09 fiscal year and beyond for the real estate transfer tax are slightly reduced from the Financial Plan forecast. Collections through the first three months of the fiscal year are modestly lower than forecast; however, property transaction and price trends are turning negative in some areas of the State. While the strength in the New York City residential markets has been projected to continue, the pace of growth is uncertain. Problems in the national housing market are expected to slow overall economic growth which is likely to continue to impact the financial services sector. The impact of slowing corporate profits or lower bonus payments could eventually be felt in real estate transfer tax collections.

Miscellaneous Receipts and Federal Grants

          All Funds miscellaneous receipts include moneys received from HCRA financing sources, State University of New York (“SUNY”) tuition and patient income, lottery receipts for education, assessments on regulated industries, and a variety of fees and licenses. As of August 2008, All Funds miscellaneous receipts are estimated to increase by $236 million, or 1.2 percent, largely the result of increased abandoned property receipts in the General Fund, growth in programs financed with authority bond proceeds, including spending for higher education and public protection, and stronger mental health patient income which supports debt service. This growth is moderated by a net decline in Special Revenue Funds receipts generated through cost reimbursement.

          Federal grants help pay for State spending on medicaid, temporary and disability assistance, mental hygiene, school aid, public health, and other activities. Annual changes to Federal grants generally correspond to changes in federally-reimbursed spending. Accordingly, DOB typically expects that Federal reimbursement will be received in the State fiscal year in which spending occurs, but timing sometimes varies. As of August 2008, federal grants are projected to total nearly $36.0 billion in the 2008-09 fiscal year, an increase of over $1.0 billion from 2007-08. Federal spending is expected to increase for public health, temporary and disability assistance, education, mental hygiene, and homeland security.

          As of August 2008, General Fund miscellaneous receipts for the 2008-09 fiscal year and Federal grants are estimated to increase by 2.6 percent over 2007-08 results, reflecting actions taken with the 2008-09 Budget that include increases in abandoned property revenue.

2008-09 DISBURSEMENTS FORECAST

          The spending forecast for each of the State’s financial plan categories follows. In general, the spending changes are driven by two components: the current-services estimate for each area or activity; and the impact of the Financial Plan actions.

          Projected current-services disbursements are based on agency staffing levels, program caseloads, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions, and changes in Federal law. All projections account for the timing of payments, since not all the amounts appropriated in the Budget are disbursed in the same fiscal year.

          Through September 2008, General Fund disbursements, including transfers to other funds, were $203 million lower than projected in the first quarterly estimate issued on August 2008. The spending results reflect, in large part, the timing of payments for public schools, which are planned to be paid by the end of the fiscal year, and federally-mandated changes to Medicaid systems that temporarily slowed payment processing. DOB expects that these timing-related variances will, for the most part, disappear over the remainder of the year. DOB does not expect that the positive operating results through September 2008 will translate into significant annual savings. DOB also believes pressure on entitlement spending is likely to build and may add additional costs in 2008.

Grants to Local Governments

          Grants to Local Governments (“Local Assistance”) include payments to local governments, school districts, healthcare providers, and other local entities, as well as certain financial assistance to, or on behalf of, individuals, families, and nonprofit organizations. Local Assistance comprises 71 percent of All Funds spending.

          In 2008-09, All Funds spending for local assistance is expected, as of May 2008, to total $86.3 billion. Total spending comprises State Aid to medical assistance providers and public health programs ($36.7 billion); State Aid to school districts, universities, and tuition assistance ($33.0 billion); temporary and disability assistance ($4.2 billion); mental hygiene programs ($3.6 billion); transportation ($3.0 billion); children and family services ($2.5 billion); and local government assistance ($1.2 billion). Other local assistance programs include criminal justice, economic development, housing, parks and recreation, and environmental quality.

          As of May 2008, for 2008-09, All Funds local assistance spending is projected to total $86.3 billion, an increase of $3.2 billion (3.9 percent) over the previous year. The growth is largely driven by projected increases in School Aid ($1.8 billion) and Medicaid ($717 million). The largest annual variances are described below in more detail.

          School Aid: General Fund growth reflects the balance of the 2007-08 school year increase and the level of spending growth which was already projected in the State’s 2008-09 services plan ($1.4 billion), new spending for enhancements to Foundation Aid,

High Tax Aid, and other School Aid programs ($447 million), partially offset by additional lottery revenues generated by the State’s sale of VLT development rights at the Aqueduct Racetrack ($250 million). Additional State Operating Funds spending is financed by additional lottery revenues, and additional all Governmental Funds spending is financed by additional Federal aid.

          Medicaid: General Fund Medicaid spending growth reflects growth which was already projected in the State’s 2008-09 services plan to cover the increasing costs of providing health care services ($1.1 billion) and new Medicaid initiatives ($87 million), largely offset by enacted budget savings ($1.0 billion). General Fund initiatives include investments in hospital services, nursing homes and home care providers, while General Fund savings actions include savings which result from the $1.25 per pack increase in State cigarette taxes, savings associated with the HCRA, Medicaid fraud prevention, and pharmaceutical savings. Additional State Operating Funds spending is financed by available resources in HCRA and increased cigarette tax revenues, and additional All Governmental Funds spending is financed by additional Federal aid.

          City University: City University spending growth largely reflects changes in the 2008-09 services budget for operating costs, including increased spending associated with the State support for fringe benefit costs and an adjustment to prior-year fringe benefit payments.

          Children and Families: Children and family services spending growth reflects increased spending for 2008-09 services, particularly child welfare services, and new spending initiatives for programs previously funded through Temporary Assistance for Needy Families, partly offset by various enacted savings initiatives including the 2 percent Statewide across-the-board reduction to programs and the bond financing of system software needs.

          Other Education Aid: Other education aid spending growth largely reflects 2008-09 services spending for special education programs, new costs associated with education aid increases to targeted school districts around the State and aid to non-public schools, partly offset by savings associated with the 2 percent across-the-board reduction to programs and the bond financing of technology purchases.

          Mental Hygiene: 2008-09 service budget increases for mental hygiene programs reflect existing program commitments and mandates associated with the OMRDD and the OMH. The growth in 2008-09 services has been partly offset by enacted savings initiatives to implement various local assistance cash management and revenue maximization initiatives.

          General Fund spending through September 2008 totaled $26.5 billion, $1.0 billion higher than actual results through the same period for fiscal year 2007-08. Significant changes in spending levels from the same period last year include:

          School Aid ($939 million growth): General Fund spending increases in school aid were driven largely by the annual increase in “tail” payments for the 2007-08 school year, and partly by the annual increase in initial payments for the 2008-09 school year. On a school year basis, the State increased school aid by $1.8 billion in 2007-08, and by $1.8 billion in 2008-09.

          Mental Hygiene ($289 million growth): General Fund increases in spending on mental hygiene programs were primarily driven by Medicaid appropriation restructuring and the timing of Medicaid related charges.

          Higher Education ($116 million growth): General Fund higher education spending increases were primarily attributable to annual growth in CUNY spending related to an administrative reduction in payments to CUNY’s senior colleges at the end of its 2006-07 academic year (June 2007). The 2007-08 academic year-end payment (June 2008) reflects a return to the traditional reimbursement payment schedule for New York City.

          Medicaid ($819 million decline): General Fund Medicaid spending decreases primarily reflected changes related to Medicaid restructuring and timing of Medicaid-related spending attributed to the mental hygiene agencies. Additionally, changes in the application of offsets derived from audit recoveries and drug rebates resulted in more offsets being taken through the first six months of 2008-09 than in 2007-08.

State Operations

          State Operations spending is for personal service and non-personal service costs. Personal service costs, which account for approximately two-thirds of State Operations spending, includes salaries of State employees of the Executive Branch, Legislature, and Judiciary, as well as overtime payments and costs for temporary employees. Non-personal service costs, which account for the remaining one-third of State Operations, represent other operating costs of State agencies, including real estate rental, utilities, contractual payments (i.e., consultants, information technology and professional business services), supplies and materials, equipment, telephone service and employee travel.

          Through September 2008, State Operating Funds disbursements totaled $36.8 billion, $660 million lower than the First Quarterly Update forecast, driven by the General Fund variances described above and augmented by slower than projected payments of property tax rebates under the STAR program.

          Through September 2008, State Operating Funds disbursements were $1.7 billion higher than disbursements for the same period in 2007-08. The largest increases were for State School Aid payments ($701 million), Debt Service ($295 million), and Higher Education ($116 million), as described above. In addition, MTOA payments contributed to the State Operating Funds annual growth.

Growth in mental hygiene spending is primarily attributable to the State share of Medicaid spending reflected in the agency totals, which also accounts for most of the decline in General State Charges.

          As of May 12, 2008, All Funds State Operations spending is expected to total $18.7 billion in 2008-09, comprising Personal Service ($12.3 billion) and Non-Personal Service ($6.4 billion). The majority of State Operations spending is for SUNY ($4.7 billion), Correctional Services ($2.5 billion), Judiciary ($1.9 billion), OMRDD ($1.5 billion), and OMH ($1.4 billion).

          State Operations spending by category, based upon historical spending trends, is allocated among employee base salaries (62 percent), overtime payments (3 percent), contractual services (24 percent), supplies and materials (6 percent), equipment (3 percent), employee travel (1 percent) and other operational costs (1 percent).

          Public Health

          All Funds State Operations spending, after across-the-board reductions, is projected at $18.7 billion in 2008-09, as of May 2008, a reduction of $700 million from the Executive Budget. Funding for the Office of the Lieutenant Governor has been eliminated. Spending finances the costs of Executive agencies ($16.8 billion) and the Legislature and Judiciary ($1.9 billion). The largest agencies include SUNY ($4.7 billion; 40,632 Full Time Equivalent Employees (“FTEs”)), Correctional Services ($2.5 billion; 31,973 FTEs), Mental Hygiene ($3.0 billion.; 40,754 FTEs), Public Health, including the Office of the Medicaid Inspector General ($808 million; 6,793 FTEs), and State Police ($592 million; 5,989 FTEs).

          Approximately 93 percent of the State workforce is unionized. The largest unions include Civil Services Employees Association, which primarily represents office support staff and administrative personnel, machine operators, skilled trade workers, and therapeutic and custodial care staff; Public Employees Federation, which primarily represents professional and technical personnel (i.e., attorneys, nurses, accountants, social workers, and institution teachers); UUP, which represents faculty and non-teaching professional staff within the State University system; and the New York State Correctional Officers and Police Benevolent Association which represents security personnel (correction officers, safety and security officers). As of October 2008, the State workforce, which reflects FTEs of the Executive Branch, excluding the Legislature, Judiciary and contractual labor, is projected to total 199,400 in 2008-09, a decrease of 851 positions from the First Quarterly Update levels. The projected workforce levels reflect the impact of the FMP actions that were taken to eliminate the 2008-09 imbalance. Agencies reporting the most significant declines include the Department of Environmental Conservation, Correctional Services, Health and Office of General Services, consistent with the 7 percent State Operations reductions included in the First Quarterly Update.

General State Charges

          General State Charges account for the costs of fringe benefits provided to State employees and retirees of the Executive, Legislative and Judicial branches, and certain fixed costs paid by the State. Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, Social Security, health insurance, workers’ compensation and unemployment insurance. Fixed costs include State taxes paid to local governments for certain State-owned lands, and payments related to lawsuits against the State and its public officers.

          For most agencies, employee fringe benefit costs are paid centrally from appropriations made to General State Charges. These centrally-paid fringe benefit costs represent the majority of General State Charges spending. However, certain agencies, such as the Judiciary and SUNY, directly pay all or a portion of their employees’ fringe benefit costs from their respective budgets. Employee fringe benefits paid through the General State Charges account are paid from the General Fund in the first instance and then partially reimbursed by revenue collected from fringe benefit assessments on Federal funds and other special revenue accounts. The funding source of fringe benefit costs directly paid by certain agencies is dependent on the respective agencies’ funding sources. Fixed costs are paid in full by General Fund revenues from the General State Charges account.

          As of May 2008, All Funds spending on General State Charges is expected to total $5.4 billion in 2008-09, and includes health insurance spending for employees ($1.7 billion) and retirees ($1.0 billion), pensions ($1.1 billion) and Social Security ($908 million).

          The Budget authorizes an eligibility audit to eliminate ineligible dependents from receiving health insurance coverage from the State ($16 million), as well as increasing audit recoveries through the addition of five audit staff ($1 million). Savings are derived from the prepayment of pension costs, as well as accelerating the State’s pension payment from September 1, 2008 to May 1, 2008, resulting in interest savings. The budget relies on the use of one-time health insurance dividends to pay for health care spending in 2008-09. Savings are expected from efforts to ensure all non-General Fund State programs are paying their appropriate share of fringe benefit costs. In 2008-09, approximately $18 million in savings are expected to be realized from the cessation of certain fringe benefit waivers which had previously been granted.

          As of October 2008, General State Charges has declined by $700 million. This primarily reflects a change in reporting related to the restructuring of Medicaid spending, whereby fringe benefit waivers were eliminated for personal service costs supported by State and Federal Medicaid monies.

Debt Service

          The State pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as certain bonds issued by State public authorities (i.e., Empire State Development Corporation (“ESDC”), the Dormitory Authority of the State of New York (“DASNY”), and the Thruway Authority (“TA”)) for which the State is contractually obligated to pay debt service, subject to an appropriation. Depending on the credit structure, debt service is financed through transfers from the General Fund, dedicated taxes and fees, and other resources, such as patient income revenues.

          As of May 2008, All Funds debt service is projected at $4.7 billion in 2008-09, of which $1.7 billion is to be paid from the General Fund through transfers and $3.0 billion from other State funds. Debt service is paid on revenue credits supported by dedicated taxes and fees and patient income, including Personal Income Tax Revenue bonds, Dedicated Highway and Bridge Trust Fund bonds and Mental Health facilities bonds, as well as service contract bonds that are secured mainly by the General Fund.

          Growth in debt service reflects costs to support ongoing capital spending. The increased spending is for education purposes ($183 million, of which $79 million is for Expanding our Children’s Education and Learning (“EXCEL”)), transportation ($126 million), health and mental hygiene ($65 million), and economic development and housing ($67 million), as offset by the $127 million Debt Reduction Reserve Fund spending in 2007-08 and other factors. In addition, 2007-08 spending for SUNY educational facilities and the Local Government Assistance Corporation (“LGAC”) was reduced by $222 million due to the timing of debt service payments made during 2006-07. Variable interest rates are projected at 3.15 percent for the 2008-09 fiscal year. The rates include an assumed $20 million in additional variable rate interest costs related to the dislocation in the bond markets for auction rate securities and variable rate demand bonds insured by bond insurers that have had their credit ratings downgraded. The State has indicated that it is substantially reducing its exposure to auction rate securities and to variable rate demand bonds connected to affected insurers. The State expected to complete this restructuring by the end of the first quarter of fiscal year 2008-09. The 2008-09 projected rate is moderately less than 2007-08 actual levels of about 3.56 percent.

          The projections reflect $21 million in savings from a variety of debt management actions, including selling a minimum of 25 percent of new bond sales competitively, expanding the use of performance measures to monitor the effectiveness of broker-dealers, remarketing agents, and other service providers, and maximizing savings opportunities, including through consolidated service contract refunding structures. The State is also expected to continue to use personal income tax revenue bonds to reduce borrowing costs.

          The projections include $23 million in projected additional debt service costs to the State, primarily as a product of dislocations in the variable rate markets. These increased interest costs result mainly from credit rating agency downgrades to several bond insurance firms which have affected demand for certain variable rate bonds.

          A number of new bond-financed capital initiatives were enacted with the 2008-09 budget. These include increased capital programs for SUNY and CUNY ($2.7 billion), $1.285 billion for various economic development initiatives, $75 million of bond-eligible capital spending from the Environmental Protection Fund (“EPF”), $85 million of software development costs, $100 million for housing capital, and $60 million for local highway improvements. These are expected to have a minimal impact on 2008-09 debt service spending, although they will produce higher costs in later years.

          As of October 2008, debt service has increased by $176 million. This higher spending in 2008-09 is mainly due to the timing of debt service payments on certain SUNY educational facilities bonds. A payment was inadvertently made in late 2006-07 rather than early 2007-08.

Capital Projects

          The Capital Projects Fund Group account for spending across all functional areas to finance costs related to the acquisition, construction, repair or renovation of fixed assets. Spending from appropriations made from over 30 capital projects funds are financed from four sources: annual State taxes or dedicated miscellaneous receipts, grants from the Federal government, the proceeds of notes or bonds issued pursuant to General Obligation Bond Acts which are approved by the State voters, and the proceeds of notes or bonds issued by public authorities pursuant to legal authorization for State capital spending.

          As of May 2008, All Funds capital spending of $6.1 billion in 2007-08 was projected to increase to $7.1 billion in 2008-09. In fiscal year 2008-09, transportation spending, primarily for improvements and maintenance to the State’s highways and bridges, is projected to continue to account for the largest share (55 percent) of this total. The balance of projected spending will support capital investments in the areas of economic development and government oversight (10 percent), education (10 percent), mental hygiene and public protection (9 percent), and parks and the environment (9 percent). The remainder of projected capital projects spending will be spread across health and social welfare, general government and other areas (7 percent).

          The spending increase for economic development reflects the cumulative impacts of initiatives begun over the previous several years. They include projects at State University facilities and its Research Foundation and private universities; various local projects across the State; cultural facilities needs, and energy-related projects. The increase for transportation reflects spending for ongoing commitments, including $106 million in Federal grants and $181 million for spending from the 2005 Rebuild and Renew New York General Obligation Bond Act, as those projects begin to spend more fully. The $354 million increase for other spending is spread across all other program areas, including mental hygiene, public protection, higher education, and health. To account for historical differences between commitments and cash disbursements in Capital Projects Funds, the Financial Plan includes a negative $250 million spending adjustment.

          Approximately $8 million has been identified in savings by shifting environmental spending to bond financing. Another $50 million in savings is achieved in the Transportation area through a funding reduction to the State and Local Bridge Program.

          The Financial Plan reflects $417 million in spending on new initiatives including $122 million for economic development and housing projects, $78 million to expand existing environmental programs, $67 million for local highway and bridge projects, $64 million for education projects and $86 million for other areas including $1.5 million for renovations to the Legislative Office Building hearing rooms and $10 million for the Cornell Grape Genomics Research Facility.

          As of October 2008, capital projects spending is projected to total $6.8 billion in fiscal year 2008-09. Projected spending for capital projects reflects routine timing changes in construction schedules in several program areas. In Education, projected capital disbursements have been adjusted to reflect the timing of several projects, including the Cultural Education Storage facility, Museum Renewal project, and the State Records Center. Capital spending at State Police represents an adjustment for the design and construction schedule for the Troop G facility. As of October 2008, Capital projects spending had grown by $179 million. This higher spending is due to economic development programs and timing issues related to bond proceed reimbursements.

OUTYEAR PROJECTIONS

          The forecast for 2009-10 is based on assumptions of economic performance, revenue collections, spending patterns, and projections for the 2008-year services costs of program activities. DOB believes the estimates of annual change in receipts and spending that create the 2009-10 services gap forecast of the 2008 fiscal year are based on reasonable assumptions and methodologies.

          In evaluating the State’s multi-year operating forecast, it should be noted that the reliability of the estimates as a predictor of the State’s future fiscal position is likely to diminish as one moves further from 2008. Accordingly, the 2009-10 forecast is perhaps the most relevant from a planning perspective, since any gap in that year must be closed with actions which would typically have a positive impact on subsequent year gaps, and the variability of the estimates is likely to be less than in later years. The State has indicated that it will provide quarterly revisions to its multi-year estimates.

          In 2009-10 and after, DOB projects higher costs in several areas, increased Medicaid costs due to nursing home rebasing, higher school aid projections based on additional information reported by school districts for the September 2008 update and declining revenues attributable to lottery and VLT sales, additional General Fund support for the Dedicated Highway and Bridge Trust Fund, and higher-than-projected costs for New York State Options for People through Service program. The inflationary adjustment for hospitals, nursing homes, and home care, which was expected to add costs of $170 million annually beginning in 2009-10, has been eliminated by legislation approved in the August 2008 session that capped the automatic rate increases at 2.3 percent.

          Significant assumptions that affect the forecast for 2009-10 include:

•	The performance of the economy in general, and the financial services sector in particular, and the concomitant impact on State tax receipts.

•	As of October 2008, DOB’s economic outlook for the 2008 fiscal year calls for the State to continue in a recession, accompanied by job losses and a substantial slowdown in wage growth.

•	The forecast for State tax receipts is based on the 2008-09 forecast.

•	The Federal government is not expected to make substantive funding changes to major aid programs or make substantive regulatory changes that adversely affect, or benefit, the State.

•	Changes to these or other assumptions have the potential to materially alter the size of the budget gaps for 2009-10 and beyond.

OUTYEAR RECEIPTS PROJECTIONS

Fiscal Year 2009-10 Overview

          As of October 2008, total All Funds receipts are expected to reach nearly $118.0 billion, an increase of 1.3 billion, or 1.1 percent from 2008-09 estimated receipts. All Funds tax receipts are projected to decrease by $1.1 billion or 1.8 percent. All Funds Federal grants are expected to increase by over $1.0 billion, or 2.9 percent. All Funds miscellaneous receipts are projected to increase by $1.4 million, or 6.9 percent.

          As of October 2008, total State Funds receipts are projected to be $80.9 billion, an increase of $203 million, or 0.3 percent from the 2008-09 fiscal year estimated receipts.

          As of October 2008, total General Fund receipts are projected to be nearly $50.5 billion, a decrease of 3.1 billion, or 5.8 percent from 2008-09 estimated receipts. General Fund tax receipts are projected to decrease by 4.3 percent from 2008-09 estimates and

General Fund miscellaneous receipts are projected to decrease by 6.0 percent. The decline in General Fund miscellaneous receipts largely reflects the loss of anticipated receipts from New York City that have been subject to ongoing negotiations.

          As of October 2008, after controlling for the impact of policy changes, base tax revenue is expected to decline by 1.1 percent for fiscal year 2009-10.

          Multi-Year Receipts

          As of October 2008, the State’s economic forecast contemplates a recession entailing several quarters of employment losses through early 2009 and low wage growth of 2.0 percent and 1.5 percent, respectively, for calendar years 2008 and 2009. The State’s forecast lowers the economic base on which the outyear revenue forecast is built. Overall, receipts growth in the three fiscal years following 2009-10 is expected to be consistent with projected growth in the U.S. and New York economies.

          As of October 2008, All Funds tax receipts in 2010-11 are projected to reach $63.6 billion, an increase of $3.4 billion, or 5.7 percent from 2009-10 estimates. All Funds tax receipts in 2011-12 are expected to increase by nearly $3.3 billion (5.2 percent) over the prior year. General Fund tax receipts are projected to reach $39.1 billion in 2010-11 and $41.3 billion in 2011-12.

          Personal Income Tax

          As of August 2008, All Funds net personal income tax receipts for 2009-10 of $39.8 billion are projected to increase by $1.6 billion (4.2 percent) over the prior year. Gross receipts are projected to increase 3.2 percent, and reflect withholding growth of 7.9 percent ($2.3 billion), and tax year 2009 tax growth of 10.4 percent ($900 million) is estimated, reflecting a projected recovery from 2008-09 recession. Payments from extensions and final returns for tax year 2008 are projected to decline in total by 23.9 percent ($1.7 billion), reflecting the spike in tax year 2007 payments and subsequent weakness in tax year 2008. Receipts from delinquencies are projected to increase by 4.1 percent ($39 million). Refunds are projected to decrease by 1.8 percent or $132 million, due in large part to the additional $250 million of refunds paid in 2008-09 under the “cap.”

          General Fund income tax receipts for 2009-10 of $24.4 billion are projected to increase by $502 million or 2.1 percent. Deposits to the STAR Fund, which are projected to increase by $690 million, reflect the second phase of the middle class STAR rebate program, which was delayed one year as a result of 2008-09 Financial Plan legislation, and the shift of STAR income tax reimbursements to the City.

          All Funds income tax receipts for 2009-10 are estimated at nearly $39.8 billion, or $500 million lower than the Financial Plan. The decrease reflects an additional expected decline in withholding ($500 million) and weaker than expected estimated payments on tax year 2009 ($100 million), partly offset by lower than expected state-city offsets ($100 million).

          In general, income tax growth for 2010-11 and 2011-12 is governed by projections of growth in expected liability which is dependent on growth in the major components of taxable income. These components include: wages, interest and dividend earnings, realized taxable capital gains, business net income, income derived from partnerships and S corporations, and to a minor extent, the impact of tax law changes.

          All Funds personal income tax receipts for 2010-11 of $42.4 billion reflect an increase of 6.6 percent or $2.6 billion above the estimate for 2009-10. Gross receipts are projected to increase 6.6 percent and reflect projected withholding growth of 5.2 percent ($1.6 billion) while estimated taxes for tax year 2010 are expected to grow $850 million (9.1 percent). Payments from extensions and final returns for tax year 2009 are projected to increase in total by 10.5 percent, or by $577 million, and receipts from delinquencies are projected to increase by 4.2 percent, or $41 million over the prior year. Refunds are projected to increase by 6.3 percent or $444 million, an average growth rate that absent unusual developments is generally similar to withholding growth.

          General Fund 2010-11 income tax receipts are projected to reach $25.9 billion, 5.9 percent higher than the prior year. This reflects the All Funds trends noted above, a $526 million (9.8 percent) increase in the STAR Fund transfer, mainly attributable to the third and final phase of the middle class STAR rebate program, and an increase in RBTF deposits of $657 million.

          All Funds income tax receipts for 2011-12 are expected to reach $45.2 billion, reflecting moderate overall growth in the tax base of 6.6 percent. General Fund receipts are projected at $27.7 billion, reflecting normal growth in STAR and RBTF deposits.

User Taxes and Fees

          As of August 2008, All Funds user taxes and fees for 2009-10 are revised down by $148 million from the Financial Plan. This is largely due to the slower growth than previously anticipated in the sales tax base as well as an adjustment to certain motor vehicle fees. In addition, the expected gain in receipts from provisions related to products sold by Native Americans has been revised downward.

          As of August 2008, All Funds user taxes and fees in 2010-11 are projected to grow an additional $412 million, with further potential growth of $510 million in 2011-12. The State expects to see ongoing growth due to continued, but slower, economic growth; the out-year economic forecast dictates a slight reduction in the growth rate of the ongoing sales tax base compared to the Financial Plan.

          As of August 2008, General Fund user taxes and fees receipts are projected to total $9.2 billion in 2009-10, an increase of $347 million or 3.9 percent from 2008-09.

          Business Taxes

          As of August 2008, All Funds business tax receipts for 2009-10 of nearly $8.8 billion are projected to increase by $633 million or 7.8 percent over the prior year. The overall increase primarily reflects a strong rebound in corporate franchise tax receipts that commonly follows a recession. This rebound is anticipated to result from a return to corporate profits growth and the exhaustion of carry-forwards in 2008-09. In total, the remaining business taxes are expected to essentially equal 2008-09 levels.

          As of August 2008, General Fund business tax receipts for 2009-10 of $6.6 billion are projected to increase $534 million, or 8.8 percent from the prior year.

          As of August 2008, All Funds business tax receipts for 2009-10 are nearly $8.8 billion, or $430 million (4.7 percent) lower than the Financial Plan. The decrease reflects the year to date results and the weaker economic forecast noted above.

          All Funds business tax receipts for 2010-11 and 2011-12 reflect trend growth that is determined in part by the expected level of corporate profits, the increase in taxable insurance premiums, and increases in electric utility consumption prices and the consumption of telecommunications services. Business tax receipts are projected to increase to $8.8 billion (0.7 percent) in 2010-11 and $9 billion (1.4 percent) in 2011-12. General Fund business tax receipts are expected to reflect the factors outlined above. General Fund business tax receipts over this period are projected to increase to more than $6.6 billion (0.8 percent) in 2010-11 and to over $6.7 billion (1.6 percent) in 2011-12.

Other Taxes

          As of August 2008, All Funds other tax receipts for 2009-10 are projected to be nearly $2.3 billion, up $164 million or 7.7 percent from 2008-09 reflecting marginal growth in real estate transfer tax collections and an increase in estate collections from moderate improvement in household net worth levels and continued growth in the number of estate tax payments. General Fund other tax receipts are expected to total $1.3 billion in fiscal year 2009-10, an increase of $129 million, which is attributable to growth in the estate tax.

          As of August 2008, the 2010-11 All Funds receipts projection for other taxes is slightly more than $2.4 billion, up $121 million or 5.3 percent from 2009-10 receipts. Growth in the estate tax is projected to follow expected increases in household net worth and receipts from the real estimate transfer tax continue to reflect the slowdown and then stabilization in the residential and commercial markets.

          As of August 2008, the 2011-12 All Funds receipts projection for other taxes more than $2.5 billion, up $133 million or 5.5 percent from 2010-11 receipts. The forecast reflects continued increases in household net worth as well as in the value of real property transfers.

Miscellaneous Receipts and Federal Grants

          As of August 2008, All Funds miscellaneous receipts are projected to total nearly $21.2 billion in 2009-10, an increase of $1.3 billion from 2008-09, driven by growth in programs financed with authority bond proceeds ($1.2 billion), including spending for Economic Development, Transportation, SUNY and Mental Health. Federal grants are projected to total nearly $37.1 billion in 2009-10, an increase of $1.1 billion from 2008-09. Federal spending is expected to increase for Medicaid, including spending for State-operated Mental Hygiene facilities ($1.1 billion) and Elections ($109 million). In most cases, the grant levels reflect projected changes in State spending levels and a corresponding change in estimated Federal reimbursement, not changes in aid levels for New York authorized by Congress.

          As of August 2008, in 2009-10, General Fund miscellaneous receipts and Federal grants collections are projected to be over $2.5 billion, down $61 million from 2008-09. This decrease mainly results from the loss of one-time State of New York Mortgage Agency (“SONYMA”) receipts and other one-time revenues, partially offset by an increase in licenses and fees.

          As of August 2008, All Funds miscellaneous receipts and Federal grants for 2010-11 are projected to be nearly $60 billion, up nearly $1.4 billion from 2009-10, driven by expected lottery receipts growth and growth in Federal Medicaid spending. General Fund miscellaneous receipts and Federal grants collections for 2010-11 are projected to be over $2.5 billion, unchanged from the previous year.

          As of August 2008, All Funds miscellaneous receipts for 2011-12 are projected to be nearly $62 billion, up $1.9 billion from the prior year driven by expected lottery receipts growth and growth in Federal Medicaid spending. General Fund miscellaneous receipts and Federal grants for 2011-12 are projected to be almost $2.3 billion, down $237 million from 2010-11. This decrease is perhaps due to the loss of several one-time payments.

Non-Tax General Fund Transfers from Other Funds

          As of August 2008, all other transfers to the General Fund from other State Funds are expected to decline in 2009-10 from 2008-09 levels primarily as a result of non-recurring fund sweeps from several special revenue accounts and the Environmental Protection Fund that were included in the 2008-09 Financial Plan projections.

Revenue Risks

          The State believes that estimated receipts in the 2009-10, 2010-11 and 2011-12 fiscal years are subject to a number of risks. For example, a significant downside risk remains with respect to the fallout from the financial sector meltdown. The cascade into other sectors of the economy could reduce employment, wages, and related withholding and estimated tax revenues more than expected. Real estate markets could deteriorate more rapidly than expected due to the continued credit crunch and Wall Street retrenchment, which could have a significant negative impact on capital gains realizations. Actions taken by the Federal government to alleviate the faltering banking industry and credit markets could be less effective than intended, and take longer to achieve their desired objectives. Taxable sales could be driven down by weaker economic conditions. Lower-than-expected business tax collections could reflect greater overall weakness of the New York State economy, in particular in the financial services industry, than was earlier forecasted. The estimated values for the 2008-09 fiscal year Financial Plan law changes represent a substantial portion of estimated receipts. In the business environment of 2008-09, these changes could result in less severe negative net income versus an increase in taxable income, resulting in less than anticipated revenue gains. The real estate transfer tax forecast could be negatively affected as downward trends in the financial services sector (weaker employment and bonuses, stock market decline) continue. The fallout from the subprime mortgage situation is also expected to put pressure on consumer credit availability and may reduce the number of transactions. The decline in real estate prices in some areas of the State is likely to depress collections. The number of high value commercial property sales in New York City is expected to decline from recent years. The estate tax is primarily a tax on the value of real estate stocks and bonds. This tax could be negatively affected by the value of these assets.

OUTYEAR DISBURSEMENTS PROJECTIONS

          As of October 2008, DOB projects General Fund spending, including transfers, to increase $6.7 billion (11.9 percent) over projected 2008-09 levels, followed by increases of $5.7 billion (9.1 percent) in 2010-11 and $4.4 billion (6.4 percent) in 2011-12. The growth levels are based on 2008 services projections, as modified by the legislative and administrative measures adopted since the First Quarterly Update.

Grants to Local Governments

          Annual growth in local assistance is driven primarily by Medicaid, local government assistance, other education, children and family services and school aid.

          Medicaid

          General Fund spending for Medicaid is expected to grow by $1.8 billion in 2009-10, $1.4 billion in 2010-11, and another $1.1 billion in 2011-12. Medicaid growth results, in part, from the combination of projected increases in recipients, service utilization, and medical care cost inflation that impact nearly all categories of service (e.g., hospitals, nursing homes). The State cap on local Medicaid costs and takeover of local Family Health Plus (“FHP”) costs, which are included in base categories of service, are projected to increase spending by $234 million in 2009-10, $357 million in 2010-11, and $396 million in 2011-12. In 2009-10, an extra weekly payment to providers adds an estimated $300 million in base spending across all fee-for-service categories of spending. The remaining growth is primarily attributed to the available resources in other State Funds which are used to lower General Fund costs, including lower levels of HCRA financing beginning in 2009-10.

          The average number of Medicaid recipients is expected to grow to over 3.8 million in 2009-10, an increase of 4.8 percent from the estimated 2008-09 caseload. FHP enrollment is estimated to grow to approximately 558,000 individuals in 2009-10, an increase of 5.7 percent over the projected 2008-09 enrollment of almost 528,000 individuals.

          School Aid

          Projected school aid increases are primarily due to increases in foundation aid, universal pre-kindergarten expansion, and increases in expense-based aids such as building aid and transportation aid. Increased funding in 2008-09 for high tax aid and several other aid categories is provided on a one-year basis only.

          On a school-year basis, school aid is projected at $23.3 billion in 2009-10, $25.9 billion in 2010-11, and $27.5 billion in 2011-12. Outside the General Fund, revenues from core lottery sales are projected to increase by $17 million in 2009-10, $117 million in 2010-11, and $67 million in 2011-12 (totaling $2.4 billion in 2011-12). Revenues from VLTs are projected to total $835 million in 2008-09, then decrease by $261 million in 2009-10 following the expected one-time receipt of $370 million in revenues during 2008-09 from the sale of development rights at the Aqueduct Racetrack. They are then projected to increase by $220 million in 2010-11 and $188 million in 2011-12. VLTs are expected to total almost $1.0 billion in 2011-12. The VLT estimates assume the start of operations at Aqueduct in 2009-10 and Belmont in 2010-11.

          Mental Hygiene

          Mental hygiene spending is projected at $2.2 billion in 2009-10, at $2.3 billion in 2010-11 and at $2.4 billion in 2011-12. Sources of growth include: increases in the projected State share of Medicaid costs; cost-of-living increases, including the three-year extension of the human services Cost-of-Living Adjustment (“COLA”); and projected expansions of the various mental hygiene service systems including the OMH’s children’s services; increases in the NYS-CARES program and in the development of children’s beds in the OMRDD to bring children back from out-of-state placements; the NY/NY III Supportive Housing agreement and community bed expansion in OMH; and certain chemical dependence treatment and prevention initiatives in the Office of Alcoholism and Substance Abuse Services.

          Children and Family Services

          Children and Family Services local assistance spending is projected to grow by $198 million in 2009- 10, $216 million in 2010-11 and $188 million in 2011-12. The increases are driven primarily by expected growth in local child welfare claims, the implementation of the Office of Children and Family Services Medicaid waiver, and cost-of-living increases for human services providers through 2011-12.

          Temporary and Disability Assistance

          Spending is projected at $1.3 billion in 2009-10, an increase of $61 million from 2008-09, and is expected at the same level through 2011-12. Although public assistance caseloads are projected to increase marginally between 2009-10 and 2011-12, this spending is expected to be countered by an expected increase in Federal offsets, which decreases the level of General Fund resources needed.

          Other Local Assistance

          All other local assistance programs total $7.3 billion in 2009-10, an increase of $277 million over 2008-09 levels. This growth in spending primarily reflects increases in local government assistance, including unrestricted aid to New York City ($82 million), additional payments for grants and aid to municipalities ($86 million), various public health programs, and payments to CUNY.

          State Operations

          State Operations spending is expected to total $9.4 billion in 2009-10, an annual increase of $819 million (9.6 percent). In 2010-11, spending is projected to grow by another $387 million (4.1 percent) to a total of $9.7 billion, followed by another $233 million (2.4 percent) for a total of $10.0 billion in 2011-12. The net personal service growth primarily reflects the impact of new labor contracts, as well a reserve for unsettled unions of $400 million in 2009-10 and $275 million in 2010-11 and 2011-12. In addition, salary adjustments for performance advances, longevity payments and promotions, and increased staffing levels (primarily in the Department of Correctional Services) drive spending growth. Inflationary increases for non-personal service costs result in higher spending in all years. Additional growth is driven by spending for ongoing initiatives, including the civil commitment program for sexual offenders, and medical and pharmacy costs in the areas of mental hygiene and corrections.

          General State Charges

          As of October 2008, General State Charges are projected to total $3.6 billion in 2009-10, $4.1 billion in 2010-11 and $4.5 billion in 2011-12. The annual increases are protected to be due mainly to anticipated cost increases in pensions and health insurance for State employees and retirees.

          The State’s pension contribution rate to the New York State and Local Retirement System, which is 8.8 percent for the 2008-09 fiscal year, is expected to decrease to 7.9 percent for 2009-10, followed by an increase to 10.5 percent in 2010-11, and 11.4 percent in 2011-12. Pension costs in 2009-10 are projected to total $1.1 billion, an increase of $96 million over 2008-09 due to projected growth in the salary base. This large growth is also caused by the prepayment of the State’s 2008-09 amortization costs in 2007-08. In 2010-11 and 2011-12, these costs are expected to increase by $264 million and $113 million, respectively, due to anticipated increases in the State contribution rate, reflecting the impact of recent market performance.

          Spending for employee and retiree health care costs is expected to increase by $167 million in 2009-10, $300 million in 2010-11, and another $274 million in 2011-12 and assumes an average annual premium increase of roughly 9.5 percent. Health insurance is projected at $2.8 billion in 2009-10 ($1.7 billion for active employees and $1.1 billion for retired employees), $3.1 billion in 2010-11 ($1.9 billion for active employees and $1.2 billion for retired employees) and $3.4 billion in 2011-12 ($2.1 billion for active employees and $1.3 billion for retired employees).

          Transfers to Other Funds

          In 2009-10, transfers to other funds are estimated at $6.4 billion, an increase of $655 million over 2008-09. This increase includes potential transfers to the Dedicated Highway and Bridge Trust Fund (“DHBTF”), aimed at reducing fund gaps, and an increase in other capital transfers of $124 million.

          As of October 208, all other transfers are expected to increase by $408 million in 2008-09. The most significant change includes an increase in transfers to supplement resources available for the mental hygiene system. In addition, transfers are increasing for the subsidy to SUNY hospitals and to fund the State’s financial management system. General Fund transfers for stem cell research are projected to increase in 2009-10 and then end in 2011-12 as support is transitioned from the General Fund to the Health Care Resources Fund beginning in 2009-10.

          In 2010-11, transfers to other funds are expected to increase by $945 million. This reflects expected growth in General Fund support to the Dedicated Highway and Bridge Trust Fund and Medicaid related spending in State Operated mental hygiene facilities. In 2011-12 transfers are expected to increase by $716 million, mainly to provide subsidies to HCRA, the Dedicated Highway and Bridge Trust Fund, and mental hygiene spending.

          As of October 2008, a significant portion of the capital and operating expenses of the Department of Motor Vehicles (“DMV”) are funded from the DHBTF. The Fund receives dedicated tax and fee revenue from the Petroleum Business Tax, the Motor Fuel Tax, the Auto Rental Tax, highway use taxes, transmission taxes and motor vehicle fees administered by the DMV. In addition, the Financial Plan includes transfers from the General Fund that effectively subsidize the expenses of the DHBTF. The subsidy is required because the cumulative expenses of the fund – capital and operating expenses of the Department of Transportation and the DMV, debt service on DHBTF bonds and transfers for debt service on bonds that fund the Consolidated Highway Improvement Programs (“CHIPs”) and local transportation programs – exceed 2008 and projected revenue deposits and bond proceeds. This updated Financial Plan revises upward the forecast for the General Fund subsidy, reflecting projected revenue declines from previous estimates, inflation-driven spending increases for maintenance programs and an increase in the portion of the Fund’s expenses that must be funded with non-bonded resources. The subsidy is projected at $237 million for the 2008-09 fiscal year and $435 million for 2009-10, with significant growth thereafter.

PRIOR FISCAL YEARS

General Fund 2005-06 through 2007-08

          The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State’s largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. In some cases, the fiscal year results provided below may exclude certain timing-related transactions which have no net impact on operations.

Recent Trends

          Following its emergence from the national recession of 2002, the State experienced four years of economic growth and solid financial recovery from 2003-04 through 2006-07. State finances began to lose momentum during 2007-08 as revenues did not perform as well as initially expected. While the State maintained budget balance throughout 2007-08, year-end results represented the first year since 2002-03 that the State did not record an operating surplus.

2007-08 Fiscal Year (Unaudited Results)

          The State ended 2007-08 in balance. Revenues in 2007-08 were $585 million lower than the State’s initial projections while spending for the year finished at $306 million lower than expectations. The result was a $279 million decrease in cash reserves. The reserves were used to finance the costs of labor settlements ($138 million), debt management actions, including defeasing certain auction rate bonds ($128 million), and to finance discretionary grants from the Community Projects Fund ($13 million).

          The General Fund ended the 2007-08 fiscal year with a balance of $2.8 billion, which included dedicated balances of $1.2 billion in the State’s rainy day reserve funds that can only be used for unforeseen mid-year shortfalls (after a $175 million deposit to the new Rainy Day Reserve Fund at the close of 2007-08), the Contingency Reserve Fund ($21 million), the Community Projects Fund ($340 million) and $1.2 billion in general reserves, $122 million of which DOB expects to use for debt management.

          General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.1 billion in 2007-08, an increase of $1.7 billion from 2006-07 results. While tax receipts decreased by $273 million, transfers increased by $1.9 billion and miscellaneous receipts increased by $191 million. The decline in tax receipts was primarily attributable to a decline in business taxes and in personal income taxes.

          General Fund spending, including transfers to other funds, totaled $53.4 billion in 2007-08, an increase of $1.8 billion from 2006-07. The main sources of annual growth were School Aid, Children and Family Services, and public assistance.

2006-07 Fiscal Year

          DOB reported a 2006-07 General Fund surplus of $1.5 billion. Results for 2006-07 were $1.5 billion higher than the balanced Financial Plan as a result of receipts revisions over initial projections ($1.4 billion) and changes to reserve fund balances ($767 million), partly offset by higher than initially projected spending ($607 million). Total receipts, including transfers from other funds, were $51.4 billion. Disbursements, including transfers to other funds, totaled $51.6 billion.

          The General Fund ended the 2006-07 fiscal year with a balance of $3.0 billion, which included dedicated balances of $1.0 billion in the State’s rainy day reserve fund (after an $87 million deposit at the close of 2006-07), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($278 million). The closing balance also included $1.7 billion in general reserves.

          General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $51.4 billion in 2006-07, an increase of $4.2 billion from 2005-06 results. Tax receipts increased by $3.4 billion, transfers increased by $419 million, and miscellaneous receipts increased by $239 million.

          General Fund spending, including transfers to other funds, totaled $51.6 billion in 2006-07, an increase of $5.1 billion from 2005-06. The main sources of annual growth were School Aid, Medicaid, and higher education programs.

2005-06 Fiscal Year

          DOB reported a 2005-06 General Fund surplus of $2.0 billion. Results for 2005-06 were $2.0 billion higher than the Financial Plan as a result of receipts revisions over initial projections ($1.2 billion), changes to reserve fund balances ($895 million) and other timing-related transactions which had no impact on operations ($251 million), partly offset by higher than initially projected spending ($288 million). Total receipts, including transfers from other funds, were $47.2 billion. Disbursements, including transfers to other funds, totaled $46.5 billion.

          The General Fund ended the 2005-06 fiscal year with a balance of $3.3 billion, which included dedicated balances of $944 million in the State rainy day reserve fund (after a $72 million deposit at the close of 2005-06), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($251 million). The closing balance also included $2.0 billion in general reserves.

          General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $47.2 billion in 2005-06, an increase of $3.3 billion from 2004-05 results. Tax receipts increased by $3.8 billion and transfers increased by $743 million, while miscellaneous receipts decreased by $197 million. The decline in miscellaneous receipts was primarily attributable to the loss of various one-time receipts including the securitization of tobacco proceeds.

          General Fund spending, including transfers to other funds, totaled $46.5 billion in 2005-06, an increase of $2.9 billion from 2004-05. The main sources of annual growth were Medicaid, School Aid, and fringe benefits.

State Operating Funds 2005-06 through 2007-08

          The State Operating Funds portion of the Financial Plan is comprised of the General Fund and funds specified for dedicated purposes, but excludes capital project funds and Federal Funds.

Recent Trends

          State Operating Funds spending increased from $73.5 billion in 2006-07 to $77.0 billion in 2007-08, an increase of $3.5 billion or 5 percent. Excluding transfers to other funds, the General Fund portion of State Operating Funds increased by $2.6 billion. The remaining growth consisted of higher spending for programs supported by special revenues ($1.3 billion), partly offset by an annual decrease in debt service funds ($359 million). The largest contributors to the spending increase in State-supported special revenue funds were the school tax relief fund (“STAR”) which provided an additional $664 million to taxpayers across New York State, State Transit operating aid which grew by $478 million reflecting additional aid provided to the Metropolitan Transportation Authority, and lottery funds which provided an additional $172 million to finance education costs. Debt service disbursements decreased primarily due to lower debt service payments for SUNY Educational Facilities and the Local Government Assistance Corporation.

          Over the three-year period beginning in 2005-06, State Operating Funds spending has grown by an average of 5.1 percent annually. In recent years, the State has financed roughly 35 percent of its operations outside of the General Fund. Historically, the State has financed an increasing share of its operations outside of the General Fund.

          Major programmatic changes that have increased activity outside the General Fund include the financing of certain Medicaid and other health care costs under HCRA and the creation of the STAR program that is funded by directing personal income tax receipts to a special revenue fund.

2007-08 Fiscal Year (Unaudited Results)

          State Operating Funds receipts totaled $75.6 billion in 2006-07, an increase of $3.0 billion from the 2006-07 results. In addition to the growth in General Fund receipts described above, tax receipts to other State Operating Funds also increased. Actual State Operating Funds disbursements totaled $77.0 billion in 2007-08, an increase of $3.5 billion from the 2006-07 results. School aid, STAR, and transportation aid were the main sources of annual program growth.

          The State ended the 2007-08 fiscal year with a State Operating Funds cash balance of $6.6 billion. In addition to the $2.8 billion General Fund balance, the State’s special revenue funds had a closing balance of $3.5 billion and the debt service funds had a closing balance of $285 million. The fund balance in the special revenue funds largely reflects the timing of receipts and disbursements (e.g. dedicated monies received for a specified purpose prior to disbursement). The largest fund balances are dedicated to finance the operations and activities of SUNY campuses and hospitals ($838 million) and ongoing HCRA programs ($597 million). The remaining special revenue fund balances are held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflects the timing of bond sales.

2006-07 Fiscal Year

          The State ended the 2006-07 fiscal year with a State Operating Funds cash balance of $6.9 billion. In addition to the $3.0 billion General Fund balance, the State’s special revenue funds had a closing balance of $3.7 billion and the debt service funds had a closing balance of $233 million. The fund balance in the special revenue funds largely reflects the timing of receipts and disbursements (e.g. dedicated monies received for a specified purpose prior to disbursement). The largest fund balances are dedicated to finance ongoing HCRA programs ($706 million) and the operations and activities of SUNY campuses and hospitals ($685 million). The remaining special revenue fund balances are held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflects the timing of bond sales.

          State Operating Funds receipts totaled $72.6 billion in 2006-07, an increase of $4.5 billion from the 2005-06 results. In addition to the growth in General Fund receipts described above, tax receipts to other State Operating funds also increased. Actual State Operating Funds disbursements totaled $73.5 billion in 2006-07, an increase of $7.2 billion from the 2005-06 results. School aid, Medicaid, STAR, and higher education were the main sources of annual program growth.

2005-06 Fiscal Year

          State Operating Funds receipts totaled $68.1 billion in 2005-06, an increase of $7.5 billion from the 2004-05 results. The annual growth in General Fund receipts combined with growth in other State taxes and miscellaneous receipts, particularly the receipt of $2.7 billion in health care conversion proceeds in 2005-06, accounted for the annual change. Actual State Operating Funds disbursements totaled $66.3 billion, an increase of $5.2 billion from the 2004-05 results. The annual change in General Fund spending combined with growth in other State Operating Funds spending, particularly for HCRA and Medicaid, accounted for the annual change.

          The State ended the 2005-06 fiscal year with a State Operating Funds cash balance of $7.3 billion. In addition to the $3.3 billion General Fund balance, the State’s special revenue funds had a closing balance of $3.8 billion and the debt service funds had a closing balance of $221 million. The fund balance in the special revenue funds largely reflects the timing of receipts and disbursements (e.g. dedicated monies received for a specified purpose prior to disbursement). The largest fund balances are dedicated to finance ongoing HCRA programs ($1.6 billion) and the operations and activities of SUNY campuses ($339 million). The remaining special revenue fund balances are held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflects the timing of bond sales.

All Funds 2005-06 through 2007-08

          The All Funds Financial Plan includes Federal aid received by the State and capital project funds, making it the broadest measure of the State budget. The All Funds Financial Plan records the operations of the four governmental fund types: the General Fund, Special Revenue Funds, Capital Project Funds, and Debt Service Funds.

Recent Trends

          All Funds spending totaled $116.1 billion in 2007-08, $3.3 billion (2.9 percent) higher than in 2006-07. The State Operating Funds component of All Funds spending increased by $3.5 billion, as described above, was complemented by an increase in capital project disbursements of $572 million (10 percent), offset by a decline in the Federal operating funds component of All Funds spending $791 million (2.3 percent) from 2006-07 levels.

          The annual increase in capital project disbursements supported economic development and investment in high-technology projects, Department of Transportation highway and bridge projects, Metropolitan Transportation Authority transit projects, environmental projects, and health care facilities. The most significant decline in Federal aid occurred in Medicaid where the State received $785 million less than in 2006-07, mainly due to lower payments made directly to public hospitals and savings attributable to the Medicare Part D prescription program.

2007-08 Fiscal Year (Unaudited Results)

          The State ended the 2007-08 fiscal year with an All Funds cash balance of $6.5 billion. Along with the $6.6 billion State Operating Funds balance described above, Federal operating funds had a closing balance of $359 million, offset by a negative capital project funds closing balance of $434 million. The fund balance in the Federal operating funds partly reflects the timing of receipts and disbursements (e.g. dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund results from outstanding loans from the Short-Term Investment Pool (“STIP”) used to finance capital projects costs prior to the receipt of bond proceeds.

          All Funds receipts for 2007-08 totaled $115.4 billion, an increase of $3.0 billion over 2006-07 results. Moderate growth in tax collections and miscellaneous receipts were partially offset by a decline in Federal grants. All Funds disbursements for 2007-08 totaled $116.1 billion, an increase of $3.3 billion over 2006-07 results. The annual change reflects growth in School Aid, school tax relief, transportation aid and other State programs.

2006-07 Fiscal Year

          The State ended the 2006-07 fiscal year with an All Funds cash balance of $6.8 billion. Along with the $6.9 billion State Operating Funds balance described above, the Federal operating funds had a closing balance of $336 million, offset by a negative balance in the capital projects funds of $432 million. The fund balance in the Federal operating funds partly reflects the timing of receipts and disbursements (e.g. dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund results from outstanding loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

          All Funds receipts for 2006-07 totaled $112.4 billion, an increase of $5.4 billion over 2005-06 results. Strong growth in tax collections and moderate growth in Federal grants were partially offset by a decline in miscellaneous receipts. All Funds disbursements for 2006-07 totaled $112.8 billion, an increase of $8.4 billion over 2005-06 results. The annual change reflects growth in Medicaid, School Aid, higher education, school tax relief and other State programs.

2005-06 Fiscal Year

          The State ended the 2005-06 fiscal year with an All Funds cash balance of $7.1 billion. Along with the $7.3 billion State Operating Funds balance described above, the Federal operating funds had a closing balance of $447 million, offset by a negative balance in the capital projects funds of $604 million. The fund balance in the Federal operating funds partly reflects the timing of receipts and disbursements (e.g. dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund results from outstanding loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

          All Funds receipts for 2005-06 totaled $107.0 billion, an increase of $6.3 billion over 2004-05 results. Strong growth in tax collections and moderate growth in miscellaneous receipts, were partially offset by a decline in Federal grants. All Funds disbursements for 2005-06 totaled $104.3 billion, an increase of $3.7 billion over 2004-05 results. The annual change reflects growth in Medicaid, other public health programs, and school aid, partially offset by the decline in Federal pass-through aid for the World Trade Center.

AUTHORITIES AND LOCALITIES

          For the purposes of this disclosure, public authorities refer to certain of the State’s public benefit corporations, created pursuant to State law. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations. As of December 31, 2006, 19 public authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $129 billion.

          The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several other financing techniques for public authorities.

          Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

The City of New York

          The fiscal demands on the State may be affected by the fiscal condition of the City of New York, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

          The staffs of the New York State Financial Control Board, the Office of the State Deputy Comptroller for the City of New York, the City Comptroller and the Independent Budget Office issue periodic reports on the City’s financial plans.

Other Localities

          Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and 2007, the State Legislature authorized 14 bond issuances to finance local government operating deficits. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2008-09 fiscal year or thereafter. As of October 2008, three more deficit-financing authorizations have been granted by the State Legislature in the calendar year 2008.

          To help resolve persistent fiscal difficulties in the City of Buffalo, the State enacted legislation in July 2003 that created the Buffalo Fiscal Stability Authority (“BFSA”). To address a deteriorating fiscal situation in Erie County, legislation was enacted in July 2005 that created the Erie County Fiscal Stability Authority (“ECFSA”). Under these statutes, Buffalo and Erie County are required to take annual budgetary actions necessary to address increasing percentages of their projected budget gaps and the BFSA as well as the ECFSA are authorized to finance remaining budget gaps through the issuance of deficit bonds and through restructuring or refinancing of outstanding debt. Buffalo is subject to fiscal oversight and control by the BFSA, and Erie County is subject to fiscal oversight and control by the ECFSA. The BFSA has issued, and the ECFSA is authorized to issue, bonds to eliminate budgetary deficits and to restructure or refinance outstanding debt. Sales tax revenues payable to Buffalo and the Buffalo City School District are pledged to support the outstanding bonds issued by the BFSA. Erie County’s sales tax revenues and certain statutorily defined State aid payments are authorized to be pledged as security to support any bonds that may be issued by ECFSA.

          Under the BFSA Act, Buffalo has instituted a control period since 2003. In 2006, the ECFSA instituted a “control period” for the county after rejecting its fiscal 2007 budget and financial plan for fiscal years 2007 through 2010. During a control period, the applicable legislation grants to BFSA and ECFSA significant fiscal oversight authority over the financial operations of Buffalo and Erie County, respectively, including: the power to approve or reject contracts, labor settlements, and borrowings in excess of $50,000; to approve and reject budgets and four-year financial plans and, if necessary, formulate an acceptable budget for Buffalo or Erie County, as applicable, and to implement a wage or hiring freeze.

          Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the Federal government may reduce (or in some cases eliminate) Federal funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. The State could also reduce funding of certain local programs, adding pressure on local governments to fund expenditures from their own resources.

          Some State policymakers have expressed interest in implementing a property tax cap for local governments. Adoption of a property tax cap could affect the amount of property tax revenue available for local government purposes and could adversely affect their operations, particularly those that are heavily dependent on property tax revenue such as school districts. Ultimately, localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

DEBT AND OTHER FINANCING ACTIVITIES

          State-related debt consists of State-supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. State-supported debt is a subset of State-related debt and includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. As of October 2008, total State-related debt equaled $52.5 million.

          The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

2008-09 State Borrowing Plan

          The Enacted Plan reflects the expectation that State Personal Income Tax Revenue Bonds will continue to be issued to finance certain new programs and programs previously authorized to be secured by service contract or lease-purchase payments.

          The State’s 2008-09 borrowing plan projects new issuance of $457 million in general obligation bonds; $601 million in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation; $814 million in Mental Health Facilities Improvement Revenue Bonds issued by the Dormitory Authority of the State of New York (“DASNY”) to finance capital projects at mental health facilities; $119 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; and $4.0 billion in State Personal Income Tax Revenue Bonds to finance various capital programs, as described below.

          State Personal Income Tax Revenue Bond borrowings include issuances by: (i) DASNY for school construction (“EXCEL”), SUNY higher education facilities and community colleges, SUNY Dormitory Facilities, CUNY senior and community colleges,

Higher Education Capital Matching Grants for private colleges, health care grants under the Health Care Efficiency and Affordability Law for New Yorkers (“Heal NY”) Capital Grant Program, cultural education storage facilities, Judicial Training Academies, library facilities, and for local public safety answering point equipment and technology upgrades associated with wireless E-911 service; and Mental Health facilities; (ii) the Thruway Authority for CHIPs and Dedicated Highway and Bridge; (iii) Urban Development Corporation (“UDC”) (doing business as the Empire State Development Corporation) for correctional and youth facilities, sports facilities, State facilities and equipment acquisitions; New York Racing Authority, State Police and Division of Military and Naval Affairs facilities, Office of Technology facility, Office of General Services Capital and Agriculture and Markets; (iv) the New York State Environmental Facilities Corporation (“EFC”) for State Environmental Infrastructure Projects, including Water Pollution Control and Pipeline for Jobs (Jobs 2000), Hazardous Waste Remediation, and West Valley; and (v) the Housing Finance Agency (“HFA”) for housing programs. State Personal Income Tax Revenue Bonds for the 2008-09 fiscal year also include the Community Enhancement Facilities Assistance Program (“CEFAP”) for economic development purposes which may be issued by the Thruway Authority, DASNY, UDC and HFA; the Strategic Investment Program (“SIP”) for environmental, historic preservation, economic development, arts, and cultural purposes, which may be issued by DASNY, UDC and EFC; and Regional Economic Development Program, Higher Technology and Development Program, Economic Development Initiatives, and the Regional Economic Growth Program which includes EOF, Gen*NY*sis, CCAP, RESTORE, Multi-Modal Transportation Program and the Center of Excellence Program, which may be issued by DASNY and UDC; and Buffalo Inner Harbor, Roosevelt Island Operating Corporation, Sematech and 2008 Economic Development Initiatives.

          The projections of State borrowings for the 2008-09 fiscal year are subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

Debt Reform Act

          Chapter 59 of the Laws of 2000 enacted the Debt Reform Act, which is intended to improve the State’s borrowing practices, imposed statutory limitations which restricted the issuance of State-supported debt to capital purposes only and established a maximum term of 30 years for such debt. The statute also imposed phased-in caps that ultimately limit the amount of new State-supported debt to 4 percent of State personal income and new State-supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to all new State-supported debt issued on and after April 1, 2000. The cap on debt outstanding is to be fully phased-in during 2010-11, while the cap on debt service costs is to be fully phased-in during 2013-14.

          The Debt Reform Act requires that the limitations on the amount of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from issuing new State-supported debt until the next annual cap calculation is made and debt is found to be within the applicable limitations.

          Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2007. On October 30, 2007, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2007 at 2.10 percent of personal income and debt service on such debt at 1.27 percent of total governmental receipts, compared to the caps of 2.98 percent for each. DOB has projected that debt outstanding and debt service costs for the 2008-09 fiscal year and the entire five-year forecast period through 2012-13 will also be within the statutory caps, although with declining debt capacity.

          For the 2007-08 fiscal year, the cumulative debt outstanding and debt service caps on the issuance of State-supported debt were 3.32 percent each. From April 1, 2000 through March 31, 2008 the State issued new debt resulting in $21.0 billion of debt outstanding applicable to the debt reform cap. This is about $8.8 billion below the statutory debt outstanding limitation. In addition, the debt service costs on this new debt totaled $1.7 billion in 2007-08 or roughly $2.1 billion below the statutory debt service limitation.

          2008 projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Act through the next three years. However, the State has entered into a period of significantly declining debt capacity. Based on the most recent personal income and debt outstanding forecasts, the State would exceed the debt outstanding cap in 2012-13 by over $800 million. In order to stay within the statutory limitations, the State expects to propose actions with the 2009-10 Executive Budget.

Interest Rate Exchange Agreements and Net Variable Rate Obligations

          Chapter 81 of the Laws of 2002 authorized issuers of State-supported debt to issue a limited amount of variable rate debt instruments and to enter into a limited amount of interest rate exchange agreements. The 2007-08 Financial Plan increased the limit on debt instruments which result in a net variable rate exposure (e.g., both variable rate debt and interest rate exchange agreements) to no more than 20 percent of total outstanding State-supported debt, from 15 percent. It also limits interest rate exchange agreements to a total notional amount of no more than 20 percent of total outstanding State-supported debt, an increase from 15 percent. As of March 31, 2008, State-supported debt in the amount of $44.5 billion was outstanding, resulting in a variable rate exposure cap and an interest rate exchange agreement cap of about $8.9 billion each. As discussed below, as of March 31, 2008, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements are less than the authorized totals of 20 percent of total outstanding State-supported debt, and are projected to be below the caps for the entire forecast period through 2011-12.

          Interest Rate Exchange Agreements

          As of March 31, 2008 five issuers, DASNY, UDC, HFA, LGAC and the Thruway Authority, have entered into a notional amount of $5.86 billion of interest rate exchange agreements that are subject to the interest rate exchange agreement cap, or 13.2 percent of total debt outstanding.

          The interest rate exchange agreements outstanding at March 31, 2008 involve nine different counterparties. All of the interest rate exchange agreements were part of refunding transactions that resulted in fixed rates (i.e., synthetic fixed rate interest rate exchange agreements) that range between 2.86 percent and 3.66 percent – rates that were significantly lower than the fixed bond rates at the time the refunding bonds were issued. In these transactions, the State issued variable rate bonds and entered into swaps in which it receives a variable rate payment expected to approximate the costs of the variable rate bonds, and pays a fixed rate. As of March 31, 2008, the net mark-to-market value of all the outstanding swaps (the aggregate termination amount) was approximately $312 million – the total amount the State would pay to the counterparties for the collective authorized issuers should all the swaps be terminated. The mark-to-market value of the outstanding interest rate exchange agreements fluctuates with interest rates and other market conditions. Generally, as interest rates rise from levels that existed in March 2008, it is expected that the State would owe lower termination payments or counterparties would potentially owe the State. The State has indicated that it plans to continue to monitor and manage counterparty risk on a monthly basis.

          The State has also entered into approximately $861 million in swaps to create synthetic variable rate exposure, including $168 million of synthetic variable rate obligations and $693 million of forward starting synthetic variable rate obligations. In these transactions, the State issued fixed rate bonds and entered into swaps in which it receives a fixed rate comparable to the rate it pays on the bonds, and pays the Bond Market Association (BMA) variable rate, resulting in the State paying net variable rates. The net variable rate costs the State incurred with the synthetic variable rate bonds are lower than the net costs of issuing traditional variable rate bonds because they do not require additional support costs (liquidity, insurance, broker-dealer fees, and remarketing fees). Thus, this approach can be a less costly way to achieve additional variable rate exposure. The synthetic variable rate debt also provides the benefit of reducing the State’s counterparty exposure under the synthetic fixed rate bonds discussed above (as determined by an independent financial advisor) and, since entered into prior to April 1, 2008, are considered “excluded agreements” under the legislation, and not counted under the swaps cap. As of March 31, 2008, the net mark-to-market value of the State’s synthetic variable rate swaps is $20 million – the total amount the State would receive from the collective authorized issuers should all swaps be terminated. The synthetic variable rate does, however, count towards the variable rate debt instruments cap.

          The interest rate exchange agreements authorized by the legislation are subject to various statutory restrictions, including minimum counterparty ratings that are in at least the two highest investment grade categories from a national rating agency, monthly reporting requirements, the adoption of guidelines by the governing boards of the Authorized Issuers, collateral requirements, an independent finding that swaps reflect a fair market value, and the use of standardized International Swaps and Derivatives Association (“ISDA”) documents. All of the payments made to counterparties on outstanding State-supported interest rate exchange agreements described above are subordinated to bondholder debt service payments, and the State expects that all such payments on any interest rate exchange agreements the Authorized Issuers may enter into in the future will be similarly subordinated to bondholder debt service payments.

          Net Variable Rate Obligations

          As of March 31, 2008 the State had about $1.8 billion of outstanding variable rate debt instruments that are subject to the net variable rate exposure cap or 4.1 percent of total debt outstanding. That amount includes $1.6 billion of unhedged variable rate obligations and $168 million of synthetic variable rate obligations described above (see “Interest Rate Exchange Agreements”).

          As of May 12, 2008, the State’s policy is to count 35 percent of the notional amount of outstanding 65 percent of LIBOR fixed rate swaps in its variable rate exposure. This policy reserve accounts for the potential that tax policy or market conditions could result in significant differences between payments owed on the underlying variable rate bonds and the amount received by the State under their 65 percent of LIBOR swaps, and that the factors affecting such payments can be consistent with variable rate exposure. Variable rate bonds that are related to swaps pursuant to which the State pays a fixed rate of interest are excluded from the calculation of variable rate debt instruments outstanding.

          In addition to the variable rate obligations described above, as of May 12, 2008, the State had $3.1 billion of fixed rate obligations that may convert to variable rate obligations in the future. This includes $2.4 billion in State-supported convertible rate bonds that were outstanding, as of May 12, 2008. These bonds bear a fixed rate until future mandatory tender dates in 2009, 2011, 2012 and 2013 at which time they can convert to either a fixed or variable rate. Similar to these convertible bonds, the $693 million in forward starting synthetic variable rate obligations described above result in the State paying a fixed rate through 2014, and a variable rate between 2014 and 2030. Legislation enacted in 2005 amended the State Finance Law to clarify that convertible bonds, synthetic variable obligations and similar obligations that were issued on or before July 1, 2005 and which result in the State paying a fixed rate in a fiscal year do not count under the variable rate cap until the fiscal year in which the State may pay a variable rate.

LITIGATION

General

          The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. As explained below, these proceedings could adversely affect the State’s finances in the 2008-09 fiscal year or thereafter.

          For the purpose of the matters described below, the State defines “material and adverse developments” as rulings or decisions on or directly affecting the merits of a proceeding that have a significant adverse impact upon the State’s ultimate legal position, and reversals of rulings or decisions on or directly affecting the merits of a proceeding in a significant manner, whether in favor of or adverse to the State’s ultimate legal position. The State has indicated that it intends to discontinue disclosure with respect to any individual case after a final determination on the merits or upon a determination by the State that the case does not meet the materiality threshold described above.

          As of October 2008, except as described below, there is no material litigation involving the State’s constitutional or statutory authority to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects the State’s power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

          The State is party to other claims and litigation, which either its legal counsel has advised that it is not probable that the State will suffer adverse court decisions or which the State has determined do not meet the materiality threshold described in the first paragraph of this section. Although the amounts of potential losses, if any, resulting from this litigation are not presently determinable, it is the State’s opinion that its ultimate liability in any of these cases is not expected to have a material and adverse effect on the State’s financial position in the 2008-09 fiscal year or thereafter.

          Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2008-09 Financial Plan. The State believes that the 2008-09 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2008-09 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2008-09 Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2008-09 Financial Plan.

Real Property Claims

          In Oneida Indian Nation of New York v. State of New York, 74-CV-187 (NDNY), the alleged successors-in-interest to the historic Oneida Indian Nation seek a declaration that they hold a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place beginning in 1795 and ending in 1846, and ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. This case remained dormant while the Oneidas pursued an earlier action which sought limited relief relating to a single 1795 transaction and the parties engaged in intermittent, but unsuccessful, efforts to reach a settlement. In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant, and to certify a class made up of all individuals who purport to hold title within the affected 250,000 acre area. On September 25, 2000, the District Court granted the motion to amend the complaint to the extent that it sought to add the State as a defendant and to assert money damages with respect to the 250,000 acres and denied the motion to certify a class of individual landowners and to seek the remedy of ejectment.

          In a decision dated March 29, 2002, the District Court granted, in part, plaintiffs’ motion to strike the State’s defenses and counterclaims. The District Court also denied the State’s motion to dismiss for failure to join indispensable parties.

          Further efforts at settlement of this action failed to reach a successful outcome. While such discussions were underway, two significant decisions were rendered by the Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 126 S.Ct. 2021, 2022 (2006). Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims. These decisions prompted the District Court to reassess its 2002 decision, which in part had struck such defenses, and to permit the filing of a motion for summary judgment predicated on the Sherrill and Cayuga holdings. On August 11, 2006, the defendants moved for summary judgment dismissing the action, based on the defenses of laches, acquiescence, and impossibility. By order dated May 21, 2007, the

District Court dismissed plaintiffs’ claims to the extent that they asserted a possessory interest, but permitted plaintiffs to pursue a claim seeking the difference between the amount paid and the fair market value of the lands at the time of the transaction. The District Court certified the May 21, 2007 order for interlocutory appeal and, on July 13, 2007, the Second Circuit granted motions by both sides seeking leave to pursue interlocutory appeals of that order. The cross-appeals have been fully briefed, and oral argument before the Second Circuit was conducted on June 3, 2008. As of October 2008, the case awaited decision by the Second Circuit.

          Other Indian land claims include Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., and The Onondaga Nation v. The State of New York, et al., both in the United States District Court for the Northern District of New York.

          In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants’ answers. By decision dated October 20, 2003, the District Court denied the State’s motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On February 10, 2006, after renewed efforts at settlement failed to resolve this action, and recognizing the potential significance of the Sherrill and Cayuga appeals, the District Court stayed all further proceedings in this case until 45 days after the United States Supreme Court issued a final decision in the Cayuga Indian Nation of New York case. On November 6, 2006, after certiorari was denied in Cayuga, the defendants moved for judgment on the pleadings. The motion is fully briefed and awaiting decision.

          In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or “Six Nations Iroquois Confederacy,” and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The “aboriginal territory” described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On August 15, 2006, based on Sherrill and Cayuga, the defendants moved for an order dismissing this action, based on laches. The motion is fully briefed and awaiting decision.

          Cayuga Indian Nation of New York, et al. v Pataki, et al., USDC, NDNY, 80-CV-930 (McCurn, DJ) (2d Cir. [02-6111]) involved approximately 64,000 acres in Seneca and Cayuga Counties surrounding the northern portion of Cayuga Lake that the historic Cayuga Nation sold to the State in 1795 and 1807 in alleged violation of the Nonintercourse Act (“NIA”) (first enacted in 1790 and codified at 25 U.S.C. § 177) because the transactions were not held under federal supervision, and were not formally ratified by the United States Senate and proclaimed by the President. After 2 lengthy trials, in 2001 the District Court denied ejectment as a remedy, and rendered a judgment against the State for damages and prejudgment interest in the net amount of $250 million. The State appealed. The tribal plaintiffs (but not the U.S.) cross-appealed, seeking ejectment of all of the present day occupants of the land in the 64,000 acre claim area and approximately $1.5 billion in additional prejudgment interest.

          On June 28, 2005, the Second Circuit reversed and entered judgment dismissing the Cayuga action, based upon the intervening Supreme Court decision in Oneida Indian Nation v. City of Sherrill, 544 U.S. 197 (2005) which held (in the context of a property tax dispute involving a parcel that the tribe had purchased in fee within the Oneida claim area) that disruptive claims of Indian sovereignty could be barred by equitable defenses, including laches, acquiescence and impossibility. Cayuga Indian Nation v. Pataki, 413 F.3d 266 (2d Cir. 2005). The Second Circuit concluded that the same equitable considerations that the Supreme Court relied on in City of Sherrill applied to the Cayugas’ possessory claim and required dismissal of the entire lawsuit, including plaintiffs’ claim for money damages and their claim for ejectment. The Court also held that the United States’ complaint-in-intervention was barred by laches. The Supreme Court denied certiorari in Cayuga on May 15, 2006. 126 S. Ct. 2021, 2022.

          This case was closed but became active when the Cayuga plaintiffs filed a FRCP 60(b)(6) motion to have the judgment vacated. Along with this motion a letter was sent to Judge McCurn’s chamber seeking a stay of the 60(b)(6) motion until after the Second Circuit decides the appeal in the Oneida Land Claim case. The motion is premised on Judge Kahn’s ruling in Oneida, discussed above, that in spite of the Second Circuit decision in Cayuga, the tribe may proceed to prove a non-possessory claim for unjust compensation against the State defendant. By stipulation of the parties, further briefing on the Cayugas’ motion for relief from judgment has been suspended, pending the outcome of the Oneida appeal that was argued on June 3, 2008.

Tobacco Master Settlement Agreement

          In Freedom Holdings Inc. et al. v. Spitzer et ano., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco Master Settlement Agreement that New York and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States Constitution; (2) the establishment of an “output cartel” in conflict with the Sherman Act; and (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants’ motion to dismiss the complaint for failure to state a cause of action. Plaintiffs appealed from this dismissal. In an opinion dated January 6, 2004, the United States Court of Appeals for the Second Circuit

(1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds. On September 14, 2004, the District Court denied all aspects of plaintiffs’ motion for a preliminary injunction, except that portion of the motion relating to the ability of tobacco manufacturers to obtain the release of certain funds from escrow. Plaintiffs have appealed from the denial of the remainder of the motion to the United States Court of Appeals for the Second Circuit. In May 2005, the Second Circuit affirmed the denial of the preliminary injunction. In December 2006, the motions and cross-motions of the parties for summary judgment were fully submitted to the District Court. By order dated July 7, 2008, the District Court requested updated statistical information and other information needed to resolve certain material questions. As of October 28, 2008, an evidentiary hearing was scheduled for November 2008.

* * * * *

RATING AGENCIES’ ACTIONS

          Standard & Poor’s, Moody’s and Fitch rated the State’s general obligation bonds AA, Aa3 and AA- respectively, as of November 30, 2008. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency. Any such downward revision or withdrawal of a rating could have adverse effects on the market price of the State’s municipal obligations.

ADDITIONAL CONSIDERATIONS

          New York municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX E

ADDITIONAL INFORMATION CONCERNING
PUERTO RICO MUNICIPAL OBLIGATIONS

          The following information is a summary of special factors affecting investments in Puerto Rico municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth of Puerto Rico (“Puerto Rico” or the “Commonwealth”) and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information contained in official statements relating to offerings of Puerto Rico bond issues, the most recent such official statement being dated May 31, 2008. Any estimates of future results and other projections are statements of opinion made by the Commonwealth in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy or timeliness of this information, and such information is included herein without the express authority of any Puerto Rico issuer.

OVERVIEW

          Puerto Rico is located approximately 1,600 miles southeast of New York City. According to the United States Census Bureau, its population was 3,942,375 as of July 1, 2007. Puerto Rico’s political status is that of a commonwealth. The United States and the Commonwealth share a common defense, market, currency and citizenship. The Commonwealth government exercises virtually the same control over its internal affairs as is exercised by the state governments of each of the fifty states over their respective internal affairs, with similar separation of powers among the executive, legislative and judicial branches. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives but no vote. Most federal taxes, except those such as Social Security taxes, which are imposed by mutual consent, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. The official languages of Puerto Rico are Spanish and English.

          The Constitution of Puerto Rico limits the amount of general obligation debt that the Commonwealth can issue. The Commonwealth’s policy has been and continues to be to maintain the level of such debt within a prudent range below the constitutional limitation.

          Fiscal responsibility for the Commonwealth is shared among the Department of the Treasury, the Office of Management and Budget (“OMB”) and Government Development Bank for Puerto Rico (“Government Development Bank” or “GDB”). The Department of the Treasury is responsible for collecting most of the Commonwealth’s revenues, overseeing preparation of its financial statements and contributing to the preparation of the budget. OMB prepares the Commonwealth’s budget and is responsible for monitoring expenditures. Government Development Bank is the fiscal agent and financial advisor to the Commonwealth and its agencies, public corporations and municipalities and coordinates the management of public finances.

ECONOMY

General

          The Commonwealth has established policies and programs directed principally at developing the manufacturing and services sectors of the economy and expanding and modernizing the Commonwealth’s infrastructure. Domestic and foreign investments have been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations, and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the population.

          Puerto Rico’s economy has expanded, on average, for more than two decades. Virtually every sector of the economy has participated in this expansion, and record levels of employment have been achieved. Factors contributing to this expansion include government-sponsored economic development programs, increases in the level of federal transfer payments, and the relatively low cost of borrowing. In some years, these factors were aided by a significant rise in construction investment driven by infrastructure projects, private investment, primarily in housing, and relatively low oil prices. In the three fiscal years after the previous recession, during fiscal year 2002, the economy expanded at a moderate annual rate of 2.2%. During fiscal year 2007, real gross national product decreased by 1.8%. This contraction continued into fiscal year 2008. As of May 31, 2008, the Puerto Rico Planning Board was expecting a reduction of 2.1% of real gross national product for fiscal year 2008 and a recovery of 2.1% for fiscal year 2009. The Commonwealth has indicated that it is likely, given the continuing economic weakness in certain key economic variables as of May 31, 2008, including employment and economic output, that the Planning Board will lower its prediction of economic growth for the fiscal year ending June 30, 2009.

          Personal income, both aggregate and per capita, has increased consistently each fiscal year from 1985 to 2007. In fiscal year 2007, aggregate personal income was $53.1 billion ($44.4 billion in 2000 prices) and personal income per capita was $13,491 ($11,279 in 2000 prices).1 Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which amount to around $12 billion annually and include transfers to local government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto Rico than in any state of the United States. Eighty-two percent (82%) of the transfer payments to individuals in fiscal year 2007 ($8.9 billion) represented entitlements for previously performed services or resulting from contributions to programs such as Social Security, Veterans’ Benefits, Medicare, and U.S. Civil Service retirement pensions. Grants represent the remainder of the federal transfers to individuals, mostly concentrated in the Nutritional Assistance Program (Food Stamps) and Pell Grant (higher education) Scholarships.

          Total average annual employment (as measured by the Department of Labor and Human Resources Household Employment Survey (the “Household Survey”)) has also increased. From fiscal year 2000 to fiscal year 2008, annual employment increased 5.8% to 1,217,500.

          The dominant sectors of the Puerto Rico economy in terms of production and income are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

          The economy of Puerto Rico is closely linked to the United States economy, as most of the external factors that affect the Puerto Rico economy (other than the price of oil) are determined by the policies and performance of the economy of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. During fiscal year 2007 (from July 1, 2006 to June 30, 2007), approximately 77% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 50% of Puerto Rico’s imports. Consequently, the slowdown in the United States’ economy could be reflected in Puerto Rico’s economy.

Forecast for Fiscal Year 2008

          The Planning Board’s gross national product forecast for fiscal year 2008, which was released in March 2008, projected a decline of 2.1% in constant dollars, or an increase of 3.4% in current dollars. Personal income was expected to increase by 0.8% in real terms, or 4.3% in nominal terms (see footnote 1 above). The Planning Board expects real growth to return in fiscal year 2009, at 2.1%, or 7.1% in current dollars. As of May 31, 2008, the Commonwealth has indicated that it is likely, given the continuing economic weakness in certain key economic variables, including employment and economic output, that the Planning Board will lower its prediction of economic growth for the fiscal year ending June 30, 2009. The major factors affecting the economy were, among others, the continued increase of oil prices, the slowdown of U.S. economic activity, and the continuing economic uncertainty generated by the Commonwealth’s fiscal crisis. These factors and the effects on economic activity of the implementation of the new sales tax have persuaded consumers to adjust their behavior to the new economic conditions.

          According to the Household Survey, total employment for fiscal year 2008 averaged 1,217,500, a decrease of 3.6% compared to 1,262,900 for fiscal year 2007. At the same time, the unemployment rate for fiscal year 2008 was 11.0%, an increase from 10.4% for fiscal year 2007.

Fiscal Year 2007

          The Planning Board’s preliminary reports on the performance of the Puerto Rico economy for fiscal year 2007 indicate that real gross national product decreased 1.8% (3.5% in current dollars) over fiscal year 2006. Nominal gross national product was $58.7 billion in fiscal year 2007 ($44.3 billion in 2000 prices), compared to $56.7 billion in fiscal year 2006 ($45.1 billion in 2000 prices). Aggregate personal income increased from $51.1 billion in fiscal year 2006 ($44.0 billion in 2000 prices) to $53.9 billion in fiscal year 2007 ($44.4 billion in 2000 prices), and personal income per capita increased from $13,033 in fiscal year 2006 ($11,229 in 2000 prices), to $13,491 in fiscal year 2007 ($11,279 in 2000 prices).

          According to the Household Survey, total employment for fiscal year 2007 averaged 1,262,900, an increase of 0.8% compared to 1,253,400 for fiscal year 2006. The driving force behind total employment is self-employment. The unemployment rate for fiscal year 2007 was 10.4%, a decrease from 11.7% for fiscal year 2006. As in the past, the economy of Puerto Rico followed the general performance and trends of the United States economy, although at a lower rate of growth.

[1]

Different price deflators are used for gross national product and personal income statistics. The year 2000 is used as a basis for comparison because that is the year used by the U.S. Department of Commerce.

          Among the variables contributing to the Planning Board’s downward revision in the forecast were the effect of persistent high levels of oil prices, and the slowdown, as of May 31, 2008, of the United States economy. Moreover, as of May 31, 2008, the continuing weakness of local construction investment has aggravated the situation. The persistent high level of the price of oil and its derivatives (such as gasoline) served to reduce the income available for other purchases and, thereby, negatively affected domestic demand. Due to the Commonwealth’s dependence on oil for power generation and gasoline in spite of its recent improvements in power production diversification, the high level of oil prices during periods of 2008 is expected to account for an increased outflow of local income in fiscal year 2008. As of May 31, 2008, the financial difficulties associated with the subprime mortgage crisis have resulted in lowering of short-term interest rates. This could help alleviate the situation of the construction sector, which historically has been a major contributor to economic growth. The implementation of the tax reform legislation discussed below may reduce net disposable income even after giving effect to certain income tax reductions provided in the tax reform legislation.

Fiscal Year 2006

          The Planning Board’s reports of the performance of the Puerto Rico economy during fiscal year 2006 indicate that the economy (as registered by real gross national product) grew by 0.5%. Nominal gross national product was $56.7 billion in fiscal year 2006 ($45.1 billion in 2000 prices), compared to $44.0 billion in fiscal year 2005 ($44.8 billion in 2000 prices). This represents an increase in nominal gross national product of 5.5%. Aggregate personal income increased from $48.8 billion in fiscal year 2005 ($44.0 billion in 2000 prices) to $51.1 billion in fiscal year 2006 ($44.0 billion in 2000 prices), and personal income per capita increased from $12,507 in fiscal year 2005 ($11,267 in 2000 prices), to $13,033 in fiscal year 2006 ($11,229 in 2000 prices).

          According to the Household Survey, total employment for fiscal year 2006 averaged 1,253,400, an increase of 1.3% compared to 1,237,600 for fiscal year 2005. The unemployment rate for fiscal year 2006 was 11.7%, an increase from 10.6% for fiscal year 2005, due to the partial government shutdown in May 2006 that resulted in the two-week furlough of many government employees. As in the past, the economy of Puerto Rico followed the performance and general trends of the United States economy but did not reach the level of U.S. real economic growth.

Economic Development Program

          The Commonwealth’s economic development program is now focused on initiatives aimed at producing more diversified and sustainable economic development. The six principal elements of these initiatives, as expressed in the Governor’s Economic Development and Government Transformation Plan for Puerto Rico, are the following: (i) developing world-class infrastructure, while encouraging private investment with innovative financial models and agile, effective evaluation processes; (ii) accelerating Puerto Rico’s entry into the knowledge economy by creating a center of excellence in biotechnology, engineering and computing; (iii) promoting local enterprise and supporting local businesses by providing innovative financing alternatives and access to domestic and foreign markets; (iv) transforming the tourist industry into a vehicle for Puerto Rico’s economic development; (v) diversifying energy-generating sources to reduce dependence on petroleum by half; and (vi) transforming Puerto Rico’s government, without the need for layoffs or privatization, through effective agency consolidation and decentralization functions to offer first-class services to all citizens in a sensible, effective and agile manner and to contribute to Puerto Rico’s socio-economic development.

Puerto Rico Tax Incentives

          One of the benefits enjoyed by the Commonwealth is that corporations operating in Puerto Rico (other than corporations organized in the United States with a local branch) and individuals residing in Puerto Rico generally are not subject to federal income taxes on income derived in Puerto Rico. This enables the Commonwealth to utilize local tax legislation as a tool for stimulating economic development, and it has done so for many years.

          In this regard, the Commonwealth enacted legislation extending certain benefits of its most recent tax incentives law, Act No. 135 of December 2, 1997, as amended (the “1998 Tax Incentives Act”), to all eligible businesses operating under previous tax incentives laws. These incentives were initially scheduled to be available until December 31, 2007, but were extended until June of 2008 (although tax incentive concessions granted thereunder will continue to be in effect until their respective dates of expiration). On May 28, 2008 the Commonwealth enacted a new tax incentives law, Act No. 73 (the “Economic Incentives Act”).

          The Economic Incentives Act streamlines the process for obtaining tax incentives and provides recipients with certainty as to the amount of benefits they will receive over time. The Economic Incentive Act expands the definition of manufacturing to include cluster and supply chain concepts, addresses issues of cost competitiveness, and simplifies the applicable rules. The tax structure established by the Economic Incentives Act generally has a 4% income tax rate and a 12% withholding tax rate for royalties. An alternative structure has an 8% income tax rate and a 2% withholding tax on royalties. For existing businesses with tax rates between 2% and 4%, the Secretary of Economic Development has the discretion to grant the same tax benefits if doing so is considered to be in the best interests of Puerto Rico’s economy. Income tax rates may be reduced by an additional 0.5% for projects located in low- or mid-economic development areas. Additional exceptions to the general tax structure exist for pioneering activities, local firms and small businesses. Pioneering activities may have a 1% income tax rate, or no income taxes if the research and development activity is located completely within Puerto Rico. For local firms, the tax rate is 3% and for small businesses the tax rate is 1%.

Reduction of the Costs of Doing Business

          The Commonwealth believes that to make Puerto Rico more competitive and foster investment it needs to reduce the cost of doing business in Puerto Rico. In order to accomplish this, the Commonwealth proposes to (i) promote the creation of more cogeneration power plants to diversify energy fuel sources and reduce oil imports for electric power generation; (ii) streamline the permitting process to accelerate and reduce the cost of investment in Puerto Rico; and (iii) create a multi-agency task force to expedite critical projects. The Commonwealth has also implemented additional initiatives to restructure certain government agencies in order to improve the services offered by these agencies and provide such services in a more efficient manner.

Federal Tax Incentives

          In connection with the phase-out of Sections 30A and 936 of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), the United States Senate requested the Joint Commission on Taxation (“JCT”) and the United States Government Accountability Office (“GAO”) to study the economic impact of this phase-out and present recommendations on alternative tax incentives for U.S.-based companies operating in Puerto Rico. In anticipation of the final phase-out of Sections 30A and 936 of the U.S. Code, most U.S.-based companies operating under Sections 30A and 936 of the U.S. Code have converted from United States corporations to controlled foreign corporations (“CFCs”), thus lessening the impact of the phase-out of those sections on their operations.

          In May 2006, the GAO published its study titled “Fiscal Relations with the Federal Government and Economic Trends during the phase-out of the Possessions Tax Credit.” The GAO study found that Puerto Rico’s per capita gross domestic product and gross national product were significantly lower compared to United States averages, and the absolute gap between the per capita gross national product of Puerto Rico residents and that of United States residents has increased. The GAO study further found that, although the value-added by United States companies claiming the possessions tax credit decreased by about two-thirds during the period 1993-2003, much of the decline was offset by growth in other corporations, such as pharmaceuticals. Finally, the GAO study determined that although residents of Puerto Rico pay considerably less total tax per capita than residents of the United States, they pay approximately the same percentage of their personal income in taxes. The GAO study, which is informative in nature, is intended to help the United States Congress decide which economic development initiatives will best suit Puerto Rico’s current situation.

          In June 2006, the JCT published its pamphlet titled “An Overview of the Special Tax Rules related to Puerto Rico and an Analysis of the Tax and Economic Policy Implications of Recent Legislative Options” (the “JCT Report”). The JCT Report provides an overview of the tax and non-tax rules applicable to United States possessions, the special tax rules applicable to Puerto Rico and an economic analysis of such special tax rules. The JCT Report also presents certain legislative options and specific proposals that have been advocated by various parties in order to stimulate economic growth in Puerto Rico. Although these legislative options and specific proposals are not recommendations, the JCT Report does state that federal and Commonwealth tax policy must be coordinated in order to design and implement new tax proposals aimed at enhancing development in Puerto Rico by targeting problems unique to Puerto Rico, instead of problems common to the United States and Puerto Rico, which proposals are likely to induce business to relocate from the United States to Puerto Rico.

          The Commonwealth is seeking the extension of additional sections of the U.S. Code that provide a dividends received deduction for a percentage of profits generated in Puerto Rico by controlled foreign corporations, as well as deductions that would encourage investments in research and development activities.

Employment and Unemployment

          The number of persons employed in Puerto Rico during fiscal year 2008 averaged 1,217,500, a 3.6% decrease from 1,262,900 in fiscal year 2007. Unemployment is about twice the United States average. The number of self-employed individuals represents around 17% of civilian employment in Puerto Rico, more than double the level in the United States.

Economic Performance by Sector

          From fiscal year 2003 to fiscal year 2007, the manufacturing and services sectors generated the largest portion of gross domestic product. The three sectors of the economy that provide the most employment are manufacturing, services and government.

Manufacturing

          Manufacturing is the largest sector of the Puerto Rico economy in terms of gross domestic product. Planning Board figures show that in fiscal year 2007 manufacturing generated $36.7 billion, or 40.9%, of gross domestic product. During fiscal year 2008, payroll employment for the manufacturing sector was 103,900, a decrease of 3.6% compared with fiscal year 2007. Most of the island’s manufacturing output is shipped to the United States mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. The United States minimum wage laws are applicable in Puerto Rico. For fiscal year 2008, the average hourly manufacturing wage rate in Puerto Rico was approximately 68.5% of the average mainland United States rate.

          Total employment in the manufacturing sector decreased by 14,509 from fiscal year 2004 to fiscal year 2008. Manufacturing employment had been declining during the past decade, but the decline accelerated during fiscal years 2002 and 2003, falling -10.6% and -4.8%, respectively. After that, manufacturing employment seemed to stabilize around 118,000 jobs, but the deceleration reappeared in fiscal year 2006 with the sector experiencing another significant drop of -4.0%. For fiscal years 2007 and 2008, manufacturing employment decreased by -4.3% and -3.6%, respectively. During fiscal year 2008 the manufacturing sector lost approximately 3,800 jobs. There are several reasons which explain this sector’s job shrinkage: the end of the phase-out of Section 936 of the U.S. Code, which had provided federal tax incentives to corporations operating in Puerto Rico; the net loss of patents on certain pharmaceutical products, the escalation of manufacturing production costs (particularly labor and electricity), and the increased use of job outsourcing. Puerto Rico’s manufacturing sector is facing increased international competition, and new ideas and initiatives are believed to be necessary to improve this sector.

Services

          Puerto Rico has experienced significant growth in the services sector, which includes finance, insurance, real estate, wholesale and retail trade, tourism and other services, in terms of both income and employment over the past decade, showing a favorable trend as compared with certain other industrialized economies. During the period between fiscal years 2003 and 2007, the gross domestic product in this sector, in nominal terms, increased at an average annual rate of 5.4%, while payroll employment in this sector increased at an average annual rate of 1.8%. In the Puerto Rico labor market, self-employment, which is not accounted for in the Payroll Survey, represents approximately 17% of total employment according to the Household Survey. Most of the self-employment is concentrated in the service and construction sectors. The development of the services sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing, construction and agriculture. The services sector in Puerto Rico has a diversified base.

          The high degree of knowledge, skill and expertise in professional and technical services available in Puerto Rico places the island in a favorable competitive position with respect to Latin America and other trading countries throughout the world.

          The services sector ranks second to manufacturing in its contribution to gross domestic product, and it is the sector with the greatest employment. In fiscal year 2007, services generated $35.9 billion of gross domestic product, or 40% of the total. Services employment grew from 523,691 in fiscal year 2003 to 562,949 in fiscal year 2007 (representing 54.5% of total non-farm payroll employment). This represents a cumulative increase of 7.5% during such period. Wholesale and retail trade, finance, insurance and real estate experienced significant growth in fiscal years 2003 to 2007, as measured by gross domestic product. From fiscal year 2003 to 2007, gross domestic product increased in wholesale and retail trade from $9.2 billion to $11.1 billion, and in finance, insurance and real estate from $12.5 billion to $16.3 billion. There were sixteen commercial banks and trust companies operating in Puerto Rico as of January 2008. Total assets of these institutions as of December 31, 2007 were $113.9 billion. As of December 31, 2007, there were approximately thirty-five international banking entities operating in Puerto Rico licensed to conduct offshore banking transactions with total assets of $75.8 billion.

Hotels and Related Services—Tourism

          During fiscal year 2006, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists, was 1,922,500, an increase of 3.8% over the number of persons registered during the same period in fiscal year 2005. The number of non-resident tourists registered in tourist hotels during fiscal year 2006 increased 4.0% compared to fiscal year 2005. Tourist hotel rooms available during fiscal year 2006 increased 3.9% compared to fiscal year 2005. The average occupancy rate in tourist hotels during fiscal years 2005 and 2006 was 70.8%.

          During fiscal year 2007, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists, was 1,798,400, a decrease of 6.5% over the number of persons registered during fiscal year 2006. The average occupancy rate in tourist hotels during fiscal year 2007 was 71.5%, compared to 70.8% in fiscal year 2006. The average number of rooms available in tourist hotels decreased 6.4% from fiscal year 2006 to fiscal year 2007 as the completion of regular maintenance and rehabilitation of rooms (that normally results in a certain number of rooms being unavailable at any time) took longer to complete than in the past.

          The number of persons registered in tourist hotels during the first eleven months of fiscal year 2008, was 1,576,900, a decrease of 12.3% over the number of persons registered during the same period of fiscal year 2007. The average occupancy rate in tourist hotels during the first eleven months of fiscal year 2008 was 69.7%, compared to 71.3% in the period for fiscal year 2007. During the first eleven months of fiscal year 2008, the average number of rooms available in tourist hotels increased 2.3% compared with the same period in fiscal year 2007.

          San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest homeports for cruise ships in the world.

          The Commonwealth, through the Convention Center District Authority, has completed the development of the largest convention center in the Caribbean, and the centerpiece of a 100-acre, private development, to include hotels, restaurants, cinemas, office space and housing. The convention center district is being developed at a total cost of $1.3 billion in an effort to improve Puerto Rico’s competitive position in the convention and group travel segments. The convention center opened on November 17, 2005.

Government

          The government sector of Puerto Rico plays an important role in the economy. In fiscal year 2007, the government accounted for $8.6 billion of Puerto Rico’s gross domestic product, or 9.6% of the total. The government is also a significant employer, providing jobs for 281,300 workers, or 27.6% of total, non-farm, payroll employment in fiscal year 2008. This total includes municipal employees. From fiscal year 2005 to fiscal year 2008, Commonwealth and municipal government employment has been reduced by approximately 11,700 positions.

          On February 25, 1998, legislation was enacted permitting the unionization of employees of the central government (excluding municipal employees). Under this law, government employees are given collective bargaining rights subject to a number of limitations. Among those limitations are: employees are prohibited from striking; salary increases are contingent on the availability of budgeted revenues; employees cannot be required to become union members and pay union dues; and collective bargaining negotiations cannot occur in an election year. As of May 2008, of 100 collective bargaining agreements to be negotiated, 99 had been signed, of which 89 include the economic terms.

Transportation

          Thirty-four shipping lines offer regular ocean freight service to eighty United States and foreign ports. San Juan is the island’s leading seaport, but there are also seaport facilities at other locations in Puerto Rico including Arecibo, Culebra, Fajardo, Guayama, Guayanilla, Mayagüez, Ponce, Vieques, and Yabucoa.

          As of January 2008, Luis Muñoz Marín International Airport was served by 25 United States and international airlines. As of that date, there is daily direct service between San Juan and Atlanta, Boston, Chicago, Dallas, Miami, New York, Philadelphia, and numerous other destinations within the United States. There is also regularly scheduled service between Aguadilla and Ponce and New York and between Puerto Rico and other Caribbean islands and certain Latin American and European cities. A major United States airline uses San Juan as a hub for its intra-Caribbean airline service. Several smaller airports serve intra-island traffic.

          The island’s major cities are connected by a modern highway system, which, as of December 31, 2007, totaled approximately 4,625 miles of highways and 11,774 miles of local streets and adjacent roads. The highway system comprises 387 miles of primary system highways, which are the more important interregional traffic routes and include PR-52, PR-22, PR-53 and PR-20 toll highways, 230 miles of primary urban system highways, 959 miles of secondary system highways serving the needs of intra-regional traffic and 3,051 miles of tertiary highways and roads serving local, intra-regional traffic.

          The first phase of a new mass transit system, known as Tren Urbano, has been completed. Tren Urbano serves a portion of metropolitan San Juan and is expected eventually to serve the municipalities of Carolina and Caguas as well. As of May 2008, it has ridership of about 33,000 per day.

          The Port of the Americas Authority (“PAA”) is responsible for the development and operation of the Port of the Americas, a deep draft port on the south coast of Puerto Rico. The first phase of the Port of the Americas was completed in fiscal year 2004. This initial phase included the improvement of piers 4, 5 and 6 of the Port and the acquisition of heavy equipment at a cost of $40 million. During calendar year 2005, the PAA began the second phase of the Port, which phase is expected to be completed by the end of calendar year 2008. Completion of this second phase was expected to provide capacity to handle up to 250,000 Twenty-Foot Equivalent Units (“TEU”). This second phase includes (i) dredging the entrance channel and adjacent areas of the Port to a depth of 50 feet; (ii) reconstructing the container terminals; (iii) commencing certain required environmental risk mitigation procedures; and (iv) preparing final construction schematics. With respect to these tasks, dredging is completed, the final design contract has been awarded, acquisition of environmental risk mitigation land is underway, and the contract for reconstruction of the container terminal was awarded in April 2006. The Port is expected to be capable of providing capacity for up to 700,000 TEUs when the third phase is completed.

          As of July 30, 2008, PAA had an outstanding balance of $112.4 million under various lines of credit from GDB. PAA is authorized to borrow up to $250 million under these lines of credit. This debt is payable from annual legislative appropriations until the PAA starts generating revenues sufficient to cover debt service and is also guaranteed by the Commonwealth. As of May 31, 2008, the Port handled over 650,000 TEUs of breakbulk and a container terminal was expected to be operational by the end of fiscal year 2008.

Construction

          Although the construction industry represents a relatively small segment of the economy compared to other sectors, it has made significant contributions to the growth of economic activity, due to its multiplier effect on the whole economy. During the period from fiscal year 2003 through fiscal year 2007, however, real construction investment decreased at an average annual rate of 5.9%. The total value of construction permits decreased by 5.4% during the same five fiscal year period.

          Total construction investment for fiscal year 2007 decreased (in real terms) by 6.3% (following a 10.4% real decline in fiscal year 2006) due principally to the drop in construction-related public projects. The Planning Board estimated construction investment decreases (in real terms) of 5.3% during fiscal year 2008 and stagnation (0% real growth) during fiscal year 2009. Public investment is expected to be primarily in housing, new schools (and school reconstruction programs), water projects, and other public infrastructure projects. Public investment in construction has been negatively affected by the Commonwealth’s fiscal difficulties.

          During the first eleven months of fiscal year 2008, the number of construction permits decreased 13.8%, while the total value of construction permits increased 16.5% compared to the same period in fiscal year 2007.

Agriculture

          The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and the quality of produce, and stimulating the consumption of locally produced agricultural products. During fiscal year 2007, gross income from agriculture was $814.2 million, an increase of 1.6% compared with fiscal year 2006. Agriculture gross income consists of the total value of production in the principal agricultural sectors, which include traditional crops, livestock and poultry, grains, vegetables, fruits, ornamental plants and other products. During fiscal year 2007, starchy vegetables, coffee, livestock products and ornamental plants contributed a higher percentage of the sector’s income than in the previous fiscal year.

          The Commonwealth supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225 of 1995 provides a 90% income tax exemption for income derived from agricultural operations, an investment tax credit equal to 50% of the investment in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes and tariff payments. It also provides full income tax exemption for interest income from bonds, notes and other debt instruments issued by financial institutions to provide financing to agricultural businesses. Subsequent legislation imposed an aggregate annual limit of $15 million on the investment tax credits available under Act No. 225.

          Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include a restructuring of the Department of Agriculture, an increase in government purchases of local agricultural products, new programs geared towards increasing the production and sales of agricultural products, and a new system of agricultural credits and subsidies for new projects.

Higher Education

          During the five decades from 1950 to 2000, Puerto Rico made significant advances in the field of education, particularly at the college and graduate school level. The transformation of Puerto Rico during the 1950s and 1960s from an agricultural economy to an industrial economy brought about an increased demand for educational services at all levels. During the 1970s and 1980s, certain higher wage, higher technology industries became more prominent in Puerto Rico. More recently, employment in the services sector has increased significantly. This has resulted in an increased demand for workers having a higher level of education and greater expertise in various technical fields. During the same time period, enrollments in institutions of higher learning rose very rapidly due to growth in the college-age population, and the increasing proportion of college attendance by such population. During the 1990s and into the current decade, college attendance and college attendance as a percentage of the college-age population continued to increase, and the college-age population has declined since 2000.

          The University of Puerto Rico, the only public university in Puerto Rico, has eleven campuses located throughout the island. The University’s total enrollment for academic year 2006-2007 was approximately 62,340 students. The Commonwealth is legally bound to appropriate annually for the University of Puerto Rico an amount equal to 9.60% of the average annual revenue from internal sources for each of the two fiscal years immediately preceding the current fiscal year.

          In addition to the University of Puerto Rico, there are 40 public and private institutions of higher education located in Puerto Rico. Such institutions had an enrollment during academic year 2005-2006 of approximately 145,574 students and provide programs of study in liberal arts, education, business, natural sciences, technology, secretarial and computer sciences, nursing, medicine, and law. Degrees are offered by these institutions at the associate, bachelor, master, and doctoral levels.

Tax Incentives

          One factor that has promoted and continues to promote the development of the manufacturing sector in Puerto Rico is the various local and federal tax incentives available, particularly those under Puerto Rico’s Industrial Incentives Program and, until recently, Sections 30A and 936 of the U.S. Code. Tax and other incentives have also been established to promote the development of the tourism industry. These incentives are summarized below.

Industrial Incentives Program

          Since 1948, Puerto Rico has had various industrial incentives laws designed to stimulate industrial investment in the island. Under these laws, which are designed to promote investment in Puerto Rico, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other local taxes. The most recent of these industrial incentives laws is the Economic Incentives Act.

          The benefits provided by the Economic Incentives Act, like those of the 1998 Tax Incentives Act, are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant, expand current operations or commence operating a new eligible business. The activities eligible for tax exemption under the Economic Incentives Act include manufacturing, certain designated services performed for markets outside Puerto Rico (including the United States), the production of energy from local renewable sources for consumption in Puerto Rico and laboratories for research and development. The Economic Incentives act expands the definition of manufacturing activity from that included in the 1998 Tax Incentives Act to include clusters and supply chains. Companies qualifying thereunder can benefit from a simplified income tax system: in most cases, an income tax rate of 4% and a withholding tax rate of 12%. Alternatively, the income tax rate could be 8% and the withholding rate 2%. Special rates are to be applied to projects located in low- and mid-development zones (an income tax reduction of 0.5%), local projects (an income tax rate of 3%), small businesses (an income tax rate of 1%) and pioneering activities (an income tax rate of 1%, but for research and development projects located completely in Puerto Rico the income tax rate may be 0%). In addition, as with the 1998 Tax Incentives Act, the Economic Incentives Act grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and between 60% and 80% thereafter, and 100% exemption from excise taxes with respect to the acquisition of raw materials and certain machinery and equipment used in the exempt activities.

          The Economic Incentives Act was designed to stimulate employment and productivity, research and development, capital investment, reduction in the cost of energy and increased purchase of local products.

          Under the Economic Incentives Act, as with the 1998 Tax Incentives Act, companies may repatriate or distribute their profits free of Puerto Rico dividend taxes. In addition, passive income derived from the investment of eligible funds in Puerto Rico financial institutions, obligations of the Commonwealth, and other designated investments are fully exempt from income and municipal license taxes. Individual shareholders of an exempted business may be allowed a credit against their Puerto Rico income taxes up to 30% of their proportionate share of the exempted business’s income tax liability. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period may be subject to the same treatment as the eligible business income.

          The Economic Incentives Act, like the 1998 Tax Incentives Act, also provides investors who acquire an exempted business that is in the process of closing its operations in Puerto Rico a 50% credit in connection with the cash purchase of such corporation’s stocks or assets.

Tourism Incentives Program

          For many years, Puerto Rico has also had incentives laws designed to stimulate investment in hotel operations on the island. The most recent of these laws, the Tourism Incentives Act of 1993 (the “Tourism Incentives Act”), provides partial exemptions from income, property, and municipal license taxes for a period of up to ten years. The Tourism Incentives Act also provides certain tax credits for qualifying investments in tourism activities, including hotel and condo-hotel development projects. Recently enacted legislation provides further tourism incentives by granting certain tax exemptions on interest income received from permanent or interim financing of tourism development projects and fees derived from credit enhancements provided to the financing of such projects.

Incentives under the U.S. Code

          United States corporations operating in Puerto Rico have been subject to special tax provisions since the Revenue Act of 1921. Prior to enactment of the Tax Reform Act of 1976, under Section 931 of the U.S. Code, United States corporations operating in Puerto Rico (and meeting certain source of income tests) were taxed only on income arising from sources within the United States.

          The Tax Reform Act of 1976 created Section 936 of the U.S. Code, which revised the tax treatment of United States corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other United States corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income in Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources.

          As a result of amendments to Section 936 of the U.S. Code made in 1996 (the “1996 Amendments”), its income tax credit based on operating and certain investment income was phased out over a ten-year period for companies that were operating in Puerto Rico in 1995, and is no longer available.

Controlled Foreign Corporations

          Because of the modification and phase out of the federal tax incentives under Section 936 of the U.S. Code, many corporations previously operating thereunder reorganized their operations in Puerto Rico to become controlled foreign corporations (“CFCs”). A CFC is a corporation that is organized outside the United States and is controlled by United States shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the United States in the form of dividends or through investments in certain United States properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from numerous corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument and electronics manufacturing companies in Puerto Rico. Section 936 Corporations were exempted from Puerto Rico withholding taxes on any cost sharing payments they might have opted to make, but CFCs are subject to a fifteen percent Puerto Rico withholding tax on royalty payments.

          Recently, the United States Congress approved legislation that would extend the benefit of Section 199 of the U.S. Code to production activities that take place in Puerto Rico. Section 199 provides a three-point reduction in the federal income tax rate, phased in over five years (from 35% to 31.85% after 2009). This extension applies to the U.S. branch activities located on the island and are not controlled foreign corporations.

DEBT

Public Sector Debt

          Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations (“notes” as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below.

          Section 2 of Article VI of the Constitution of the Commonwealth provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the fiscal year preceding the fiscal year of such proposed issuance on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and deposited into the Treasury (hereinafter “internal revenues”) in the two fiscal years preceding the fiscal year of such proposed issuance. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded through payments by the Commonwealth on such guaranteed debt. Internal revenues consist principally of income taxes, property taxes and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages and tobacco products and customs duties, which are collected by the United States Government and returned to the Treasury, and motor vehicle fuel taxes and license fees, which are allocated to the Highway and Transportation Authority, are not included as internal revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service. In addition, the portion of the Sales Tax allocated to the Puerto Rico Sales Tax Financing Corporation is also not included as internal revenues consistent with the legislation creating the Sales Tax Financing Corporation, which legislation provides that such portion is not “available resources” under the Constitutional provisions relating to the bonds offered in Puerto Rico’s most recent official statement, being dated May 31, 2008.

          All or a portion of the proceeds of certain refunding bonds issued by the Commonwealth were invested in guaranteed investment contracts or federal agency securities (in each case rated in the highest category by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), none of which is eligible to be used for a legal defeasance under Puerto Rico law (“non-eligible investments”)). Since bonds refunded with proceeds of non-eligible investments are not legally defeased, such bonds are treated as outstanding for purposes of the 15% debt limitation.

          Future maximum annual debt service for the Commonwealth’s outstanding general obligation debt is $930,600,143 in the fiscal year ending June 30, 2016 (based on the assumption that the Public Improvement Refunding Bonds, Series 2004 A, which are variable rate bonds, bear interest at their actual rate per annum through July 1, 2012 and thereafter at 12% per annum, and the Public Improvement Refunding Bonds, Series 2004 B, the Public Improvement Refunding Bonds, Series 2008 B, a portion of the Public Improvement Refunding Bonds, Series 2003 C, a portion of the Public Improvement Bonds of 2006, Series A, and a portion of the Public Improvement Refunding Bonds, Series 2007A, each of which are also variable rate bonds, bear interest at 12% per annum). This amount ($930,600,143) is equal to 11.38% of $8,178,090,500, which is the average of the adjusted internal revenues for the fiscal years ended June 30, 2007 and June 30, 2008. If bonds refunded with non-eligible investments described in the preceding paragraph were treated as not being outstanding, and the interest on the Public Improvement Refunding Bonds, Series 2004 B, the Public Improvement Refunding Bonds, Series 2008 B, the portion of the Public Improvement Refunding Bonds, Series 2003 C, the portion of the Public Improvement Bonds of 2006, Series A, and the portion of the Public Improvement Refunding Bonds, Series 2007A, was calculated using the effective fixed interest rate payable by the Commonwealth under the interest rate exchange agreements entered into in respect thereof, the percentage referred to in the preceding sentence would be 9.39% and future maximum annual debt service for the Commonwealth’s outstanding general obligation debt would be $767,794,551 in the fiscal year ending June 30, 2020. Annual debt service payments on the Puerto Rico Aqueduct and Sewer Authority (“PRASA”) guaranteed bonds are not included in the calculation of the 15% debt limitation. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund, and such debt service would be included in the calculation of the 15% debt limitation.

          The Commonwealth’s policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

          Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to ordinances adopted by the respective municipal assemblies. Debt of public corporations is issued in accordance with their enabling statutes. GDB, as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance.

Commonwealth Guaranteed Debt

          As of December 31, 2007, $3.09 billion of Commonwealth guaranteed bonds of the Public Buildings Authority were outstanding. Maximum annual debt service on these bonds is $236.2 million in fiscal year ending June 30, 2011, with their final maturity being July 1, 2037. As of December 31, 2007, no payments under the Commonwealth guaranty have been required for bonds of the Public Buildings Authority.

          As of June 30, 2008, $267 million of Commonwealth guaranteed bonds of GDB were outstanding. As of June 30, 2008, no payments under the Commonwealth guaranty have been required for these bonds.

          As of June 30, 2008, GDB held approximately $112.4 million of the Port of the Americas Authority’s outstanding bonds, which are guaranteed by the Commonwealth. The PAA is authorized to issue and GDB is authorized to purchase its bonds guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds will be used to continue the development of the Port of the Americas. No payments under the Commonwealth guaranty have been required for these bonds.

          As of June 30, 2008, the aggregate outstanding principal amount of obligations of PRASA guaranteed by the Commonwealth was $892.6 million. This amount consisted of $284.7 million in revenue bonds sold to the public, $314.6 million in bonds issued to the United States Department of Agriculture, Rural Development, and $293.3 million of loans by the State Revolving (Clean Water and Safe Drinking Water Act) Funds for the benefit of PRASA. From January 1997 through fiscal year 2005, the Commonwealth made debt service payments under its guaranty. Beginning with the debt service payment due January 1, 2006, the Commonwealth stopped making guarantee payments on these obligations. As of May 31, 2008, PRASA had resumed making payment on this debt. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed obligations, the Commonwealth would be required once more to make such payments from the General Fund under its guarantee.

          The long-term public sector debt was $43.4 million as of June 30, 2008, and the short-term public sector debt was $3.3 million as of that date. As of June 30, 2008, outstanding short-term debt, relative to total debt, was 7.0%.

REVENUES AND EXPENSES

Revenues

Fiscal Year 2009

          As of May 31, 2008, General Fund revenues for fiscal year 2009 are projected to be $9.484 billion, of which $8.488 billion are recurring resources and the proceeds from a potential sale of $60 million of bonds to be issued by the Puerto Rico Public Buildings Authority. The remaining almost $1 billion is expected to come from the securitization of delinquent tax accounts. The major revenue categories include: (i) $2.770 billion in individual income taxes, (ii) $1.751 billion in corporate income taxes, (iii) $1.015 billion in non-resident withholdings and (iv) $977 million in sales and use tax.

          As of May 31, 2008, estimated expenses for the fiscal year 2009 are $9.484 billion, which represents an increase of $256 million over the original budget for 2008 and an increase of $426 million over the preliminary numbers for 2008. Certain increases in expenditures related to payroll expenditures and formulaic appropriations are mandated by law.

Fiscal Year 2008

          As of May 31, 2008, preliminary General Fund revenues for fiscal year 2008 are $8.253 billion, representing a decrease of $340 million, or 4%, from actual revenues for fiscal year 2007. This amount excludes the collection of $269 million from special temporary tax measures in fiscal year 2007. This amount includes $4.358 billion in revenues from individual and corporate income taxes, $1.088 billion from non-resident withholding taxes, $864 million from excise taxes and $911 million of sales tax revenues. The decrease in 2008 collections was principally due to the current recession and high oil prices, which directly affected income and excise taxes. Sales Tax collections met expectations, providing $911 million to the General Fund.

          Preliminary General Fund expenses for fiscal year 2008 amounted to $9.057 billion, which is $170 million less than the amount originally estimated. The difference between preliminary revenues and expenses for fiscal year 2008 was covered by federal funds recovery of approximately $287 million and the remaining $504 million by cash management procedures.

Fiscal Year 2007

          General Fund total revenues for the fiscal year ended on June 30, 2007 totaled $8.862 billion, $7 million more than the Treasury Department’s revised estimate for that period. This amount includes (i) $933 million in non-resident withholding, (ii) $1.122 billion in excise taxes, (iii) $583 million of sales tax revenues, and (iv) $269 million from special temporary tax measures.

          General Fund expenses for fiscal year 2007 were $9.221 billion, which is $267 million below the amount initially budgeted and takes into consideration $160 million in a portion of savings from the 10% budget reserve and $107 million in health-related expenditure reductions. The $9.221 billion amount does not include $522 million of debt service payments on a portion of the Commonwealth’s outstanding appropriation debt, which debt service was excluded from the budget based on the provisions of Act No. 91 of May 13, 2006, which created the Dedicated Sales Tax Fund to service in part the repayment of such appropriation debt.

          The difference between projected revenues and expenses for fiscal year 2007 were covered by a $240 million transfer of funds from Government Development Bank that was originally set aside from General Fund appropriations to cover a portion of debt service payments on the Commonwealth’s appropriation debt which set aside is no longer needed on account of the passage of Act No. 91 referred to above. The remaining shortfall (about $100 million) was covered by cash management procedures such as delaying payments to certain vendors for a short period of time (carrying over into fiscal year 2008).

Tax Reform

          Act No. 117 of July 4, 2006 (“Act 117”) amended the Puerto Rico Internal Revenue Code of 1994 (the “P.R. Code”) to provide, among other things, for a general sale and use tax of 5.5% to be imposed by the central government (the “Central Government Sales Tax”). Act 117 also authorized each municipal government to impose a municipal sale and use tax of 1.5% (the “Municipal Sales Tax” and, together with the Central Government Sales Tax, the “Sales Tax”). In general, the Municipal Sales Tax has the same tax base, exemptions (except for unprocessed foods) and limitations as those provided for in the Central Government Sales Tax. Act 117 also provides certain income tax reductions to address the regressive effect of the Sales Tax on taxpayers in lower income tax brackets.

          The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and certain other types of transactions covering separable and identifiable taxable items which are sold for a single price, subject to certain exceptions and limitations. The Sales Tax does not apply to, among other things: (i) taxable items acquired by merchants for resale, (ii) taxable items acquired by manufacturing plants, (iii) taxable items acquired for use and consumption outside of Puerto Rico, (iv) certain food products that do not need to be heated before their sale, (v) prescription drugs, (vi) the rental payments received by a lessor of real property which is used for residential or commercial purposes, (vii) services provided by designated professionals, (viii) cash, cash equivalents, stocks, bonds, notes, mortgage loans, insurance, securities and interest derived for the use or forbearance of money, (ix) sales of real property, and (x) leases in which the Industrial Development Company is the owner of the property.

          Act 117 also repealed the 5% general excise tax imposed on imported goods and the 3.6% general excise tax imposed on goods manufactured in Puerto Rico. Other items, such as fuel, crude oil and petroleum products, and vehicles, however, will remain subject to the excise tax previously applicable to such items, and are not subject to the Sales Tax.

          The Sales Tax became effective on November 15, 2006 and the effective date of the repeal of the 5% general excise tax was October 16, 2006. Municipalities were authorized to implement the Municipal Sales Tax starting on July 1, 2006, and most have done so. The revenues derived from the Sales Tax are distributed as follows: (i) municipal governments retain 13/15 of the Municipal Sales Tax (equivalent to a tax of 1.5% out of the total 7% Sales Tax), (ii) the Dedicated Sales Tax Fund, created by Act No. 91 of May 13, 2006, as amended, receives one-seventh of the Sales Tax (equivalent to a tax of 1% out of the total 7% Sales Tax), and (iii) the General Fund receives the balance of the Sales Tax (equivalent to a tax of 4.5% out of the total 7% Sales Tax). The Secretary of the Treasury projects for fiscal year 2008 that each percentage point of the Sales Tax will generate annually approximately $202 million of gross revenues and that the Sales Tax will generate total annual gross revenues for the General Fund of approximately $911 million. For fiscal year 2007, the corresponding projections were $191 million and $576 million. The increase in revenues to be generated by the Sales Tax has been partly offset by the elimination of the 5% general excise tax and the effect of the income tax reduction measures included in Act 117.

          Act 117 also provided for special income tax rates with respect to certain transactions occurring on and between July 1, 2006 and December 31, 2006 (the “Transition Period”). Eligible dividends declared by domestic corporations or partnerships during the Transition Period will qualify for a 5% special income tax. The dividend does not need to be distributed to qualify for the 5% special income tax rate. During the Transition Period, Act 117 also provides a special tax rate of 5% (10% in the case of resident corporations and partnerships) in connection with “built-in” gains associated to capital assets held for periods in excess of six months (the “Special Capital Gains Tax”). In order to take advantage of the Special Capital Gains Tax, a taxpayer must file an election with the Secretary of the Treasury. The sale of the capital asset is not required to qualify for the Special Capital Gains Tax. In addition to the other conditions mentioned herein, the Special Capital Gains Tax is only available in connection with capital assets consisting of stock or participations of domestic and foreign corporations and partnerships, and real property located in Puerto Rico. However, in the case of resident corporations and partnerships, the Special Capital Gains Tax applies only to real property located in Puerto Rico.

          On February 6, 2008, the Governor, in his State of the Commonwealth address, proposed suspending a portion of the current sales and use tax, for a reduction from 7% to 2.5%, and re-instituting a revamped excise tax on goods imported into Puerto Rico to help stimulate the Commonwealth’s economy. The proposal included provisions that would have continued the earmarking of sales tax revenues equal to 1% of the total sales tax rate to the Dedicated Sales Tax Fund and other mechanisms currently in place to ensure the security for the outstanding bonds of the Puerto Rico Sales Tax Financing Corporation (“COFINA”). On February 7, 2008, the Governor stated that any proposal from his administration would not impair the rights of bondholders and that he would veto any counter-proposal from the Legislature of Puerto Rico that would constitute a possible impairment of the rights of bondholders. On February 7, 2008, Standard & Poor’s Ratings Service (“S&P”) placed the COFINA bonds on “CreditWatch Negative” and Fitch Ratings Ltd. (“Fitch”) placed the same bonds on “Rating Watch.” On March 14, 2008, the Governor submitted to the Legislature a proposed bill establishing the conditions for suspending the collection of the 4.5% sales and use tax (which is the portion of the total sales and use tax to be collected for the General Fund), establishing and funding a debt service reserve fund for the benefit of the COFINA bonds and re-instituting the revamped excise tax. Said bill was structured to safeguard the rights of COFINA bondholders and, the Commonwealth has noted, is aimed at preserving the current rating, as of May 31, 2008, of the COFINA bonds. Such action was expected to be revenue neutral for the General Fund. As of May 31, 2008, the legislation proposed by the Governor was not approved by the Legislature.

Major Sources of General Fund Revenues

Income Taxes

          The Commonwealth’s income tax law, the P.R. Code, imposes a tax on the income of individual residents of Puerto Rico, trusts, estates, and domestic and foreign (if engaged in a trade or business in Puerto Rico) corporations and partnerships at graduated rates. A flat tax is imposed on certain payments made to non-residents of Puerto Rico, which is collected through an income tax withholding.

          Individuals. Resident individuals are subject to tax on their taxable income from all sources. The P.R. Code has four tax brackets for individuals with tax rates of 7%, 14%, 25%, 28%, and 33%. Dividend income from Puerto Rico corporations and certain qualifying foreign corporations is taxed at a rate of 10%.

          Gain realized from the sale or exchange of a capital asset by resident individuals, if held for more than six months, is taxed at a rate of 10%.

          Interest income in excess of $2,000 on deposit with Puerto Rico financial institutions is taxed at a rate of 10%; the first $2,000 of interest income from such institutions is exempt from taxation. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, estates, corporations and partnerships qualifies for a special 10% tax rate.

          Corporations and Partnerships. Puerto Rico corporations and partnerships are subject to tax on income from all sources; foreign corporations and partnerships that are engaged in a trade or business in Puerto Rico are subject to tax on their income from Puerto Rico sources and on income from sources outside Puerto Rico that is effectively connected with the conduct of their trade or business in Puerto Rico. Unless a corporation or partnership qualifies for partial exemption from corporate income and other taxes under the industrial incentives program, it is subject to tax at graduated rates.

          In general, the P.R. Code provides for six income tax brackets for corporations and partnerships, with the highest rate (39%) applicable to net taxable income in excess of $300,000. Also, Act No. 41 of August 1, 2005 was enacted to impose a temporary additional tax of 2.5% on corporations and partnerships with a net taxable income of $20,000 or more. In addition, Act No. 98 of May 16, 2006 provides for an extraordinary tax of 5% on resident corporations and partnerships engaged in business for pecuniary profit and whose gross income for the immediately preceding taxable year ended on or prior to December 31, 2005 exceeds $10 million. The 5% tax was required to be paid on or prior to July 31, 2006 and such amount may be subsequently claimed as a tax credit against such entity’s income tax liability. Act No. 89 of May 13, 2006 also imposes an additional special tax for the taxable year commencing in 2006 of 2% on the net income subject to standard taxation of all corporations operating under the provisions of the Puerto Rico Banking Law.

          Gains realized from the sale or exchange of a capital asset, if held for more than six months, are taxed at a maximum rate of 15%. Dividends received by Puerto Rico corporations and partnerships of foreign corporations and partnerships engaged in trade or business in Puerto Rico are subject to general income tax rates. A dividends received credit may be available when the corporation or partnership making the distribution is organized in Puerto Rico. A special tax rate of 17% is applicable to dividend distributions of REITs received by corporations. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident corporations and partnerships qualifies for a special tax rate of 10%.

          In general, corporations and partnerships operating under a new grant of tax exemption issued under the 1998 Tax Incentives Act are subject to a maximum income tax rate of 7% during their basic exemption period. Certain corporations and partnerships covered by the tax incentives acts continue to be subject to a maximum tax rate of 45% on their taxable income. Corporations and partnerships covered by the Puerto Rico Tourism Incentives Act of 1993, as amended, are subject to a maximum tax rate of 42% on their taxable income. The P.R. Code also provides for an alternative minimum tax of 22%.

          The P.R. Code imposes a branch profits tax on resident foreign corporations less than 80% of whose gross income qualifies as income effectively connected with a Puerto Rico trade or business. The branch profits tax is 10% of an annual dividend equivalent amount, and it applies without regard to the Puerto Rico source of income rules.

          Interest from Puerto Rico sources paid to non-resident non-affiliated corporate recipients is not subject to any income or withholding tax. Interest paid to certain related non-resident recipients is subject to a withholding tax of 29%. Dividends paid to non-

resident corporate recipients are subject to a withholding tax of 15%. Dividends distributed by corporations (including Section 936 Corporations) operating under new grants of tax exemption issued under the 1998 Tax Incentives Act are not subject to Puerto Rico income tax. However, royalty payments made by such corporations to non-resident recipients are subject to a 15% withholding tax. The basic tax on dividends paid to foreign corporate shareholders of Section 936 Corporations operating under grants of tax exemption issued under prior incentives laws is 10% but is subject to reduction if a percentage of the profits is invested in certain eligible instruments for specified periods of time.

          Subject to certain exceptions, payments in excess of $1,500 during a calendar year made by the Commonwealth and persons engaged in a trade or business in Puerto Rico in consideration of the receipt of services rendered in Puerto Rico are subject to a 7% withholding tax.

Sales and Use Taxes

          The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and combined transactions, subject to certain exceptions and limitations. The Sales Tax is not imposed on, among other things: (i) taxable items acquired by merchants for resale, (ii) taxable items acquired by manufacturing plants, (iii) taxable items acquired for use and consumption outside of Puerto Rico, (iv) certain food products that do not need to be heated before their sale, (v) prescription drugs, (vi) the rental payments received by a lessor of real property which is used for residential or commercial purposes, (vii) services provided by designated professionals, (viii) cash, cash equivalents, stocks, bonds, notes, mortgage loans, insurance, securities and interest derived for the use or forbearance of money, (ix) sales of real property, and (x) leases in which the Industrial Development Company is the owner of the property. The Sales Tax was effective starting on November 15, 2006 and generated approximately $911 million for the General Fund in fiscal year 2008. As of May 31, 2008, the Sales Tax is estimated to produce $977 million in fiscal year 2009.

Excise Taxes

          The P.R. Code imposed an excise tax on certain articles and commodities, such as cigarettes, alcohol, sugar, cement, motor vehicles and certain petroleum products, which are taxed at different rates. The excise tax imposed on articles and commodities imported into Puerto Rico for consumption in Puerto Rico ended on October 16, 2006 and has been replaced by the previously described sales and use tax on November 15, 2006.

Other Taxes and Revenues

          Motor vehicle license plate and registration fees comprise the major portion of license tax receipts.

          Non-tax revenues consist principally of lottery proceeds, documentary stamps, permits, fees and forfeits, proceeds of land sales and receipts from public corporations in lieu of taxes.

          Revenues from non-Commonwealth sources include customs duties collected in Puerto Rico and excise taxes on shipments of rum from the island to the United States mainland. The customs duties and excise taxes on shipments are imposed and collected by the United States and returned to the Commonwealth. The excise tax on shipments of rum from Puerto Rico and other rum producing countries is $13.50 per gallon. Of this amount, the lesser of $13.25 per proof gallon and the actual excise tax imposed is returned to the Treasury.

Property Taxes

          Personal property, which accounts for approximately 48% of total collections of taxable property, is self-assessed. Real property taxes are assessed based on 1958 property values. No real property reassessment has been made since 1958, and construction taking place after that year has been assessed on the basis of what the value of the property would have been in 1958. Accordingly, the overall assessed valuation of real property for taxation purposes is substantially lower than the actual market value. Also, an exemption on the first $15,000 of assessed valuation in owner-occupied residences is available.

          Property taxes are assessed, determined and collected for the benefit of the municipalities by the Municipal Revenues Collection Center (“CRIM”), a government instrumentality of the Commonwealth. However, a special 1.03% tax on the assessed value of all property (other than exempted property) imposed by the Commonwealth for purposes of paying the Commonwealth’s general obligation debt is deposited in the Commonwealth’s Redemption Fund.

Expenses

Insurance Matters

          Government-owned property is insured through policies obtained by the Secretary of the Treasury and through self-insurance, except for property owned by the Electric Power Authority and PRASA, whose properties are insured through arrangements and policies obtained by the respective Authorities. Personal injury awards against the Commonwealth are limited by law to $150,000 per occurrence.

Retirement Systems

          The central government is responsible for approximately 64% of total employer contributions to the Employees Retirement System, and the other 36% is the responsibility of public corporations and municipalities. The central government is also responsible for 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively. Retirement and related benefits provided by the systems and required contributions to the systems by employers and employees are determined by law rather than by actuarial requirements. For the Employees Retirement System, required employer contributions are 9.275% of applicable payroll. Required employee contributions for the Employees Retirement System vary according to salary and how the individual employee’s retirement benefits are coordinated with social security benefits. For the Judiciary Retirement System, required contributions are 20% of applicable payroll for the employer and 8% for the employees. For the Teachers Retirement System, required contributions are 8.5% of applicable payroll for the employer and 9.0% for the employees.

          According to the most recent actuarial valuation of the Employees Retirement System and Judiciary Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2005, the total pension benefit obligations for the Employees Retirement System and Judiciary Retirement System were $12.284 billion and $174 million, respectively. The unfunded pension benefit obligations of the Employees Retirement System and Judiciary Retirement System for the same period were $9.956 billion and $104 million, respectively, representing funding ratios of 19% and 40%, respectively. Any amounts receivable from the Commonwealth with respect to benefits under special benefits laws (discussed below) are considered in the actuarial evaluation process to determine the unfunded pension benefit obligation of the Employees Retirement System to the extent receivables are recognized as such by the Employees Retirement System. The June 30, 2005 actuarial valuation was completed in accordance with the “Projected Unit Credit” method and assumed an investment return of 8.5% per year and a salary increase of 5% per year. Insofar as the statutorily mandated annual deposit to the Employees Retirement System and Judiciary Retirement System is insufficient to cover the actuarial pension benefit obligation, the unfunded pension benefit obligation of the System will continue to increase in the short term, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded obligation.

          According to the most recent actuarial valuation of the Teachers Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2007, the accrued actuarial liability of the system was $7.756 billion and the value of its assets amounted to $3.163 billion, representing a funding ratio of 41%, and the resulting unfunded accrued liability was $4.593 billion. The actuarial valuation assumed an investment return of 8%, yearly salary increases of 3.5%, employee and employer contributions of 9% and 8.5%, respectively, an inflation rate of 2.5%, and a remaining amortization period of 30 years for the unfunded accrued liability. Under the same above assumptions, but without taking into account benefits paid under special benefits laws (described below) and not including the obligation with respect to the prospective payments under special benefits laws because these are not obligations of the Teachers Retirement System and because the funding for such benefits will originate from the Commonwealth’s General Fund, as of June 30, 2007, the accrued actuarial liability was $7,227 billion; the value of its assets amounted to $3.163 billion, representing a funding ratio of 44%; and the resulting unfunded accrued liability was $4.064 billion. Insofar as the statutorily mandated annual deposit to the Teachers Retirement System is insufficient to cover the actuarial pension liability, the unfunded pension benefit obligation will continue to increase, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded liability.

          Various special benefits laws enacted in previous years provided for additional benefits for the Employees Retirement System, Teachers Retirement System, and Judiciary Retirement System. Specifically, in the case of the Employees Retirement System, Act No. 10 of May 21, 1992 provided for special benefit increases of 3% every three years. The first 3% increase was granted to retirees who had been receiving their annuities for three or more years as of that date. The second 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1995. This increase is being financed by additional contributions from the employers. The third 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1998. This third increase is being partially funded with additional contributions from some of the employers. In June 2001, the Legislative Assembly approved a fourth 3% increase, effective as of January 1, 2001, in post-retirement annuity payments granted on or prior to January 1, 1998. This increase is to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. In June 2003, the Legislative Assembly approved a fifth increase of 3% in post retirement benefits effective January 1, 2004. This increase is also to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. In June 2007, the Legislative Assembly approved a sixth increase of 3% in post retirement benefits effective January 1, 2007. This increase is also to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. Subsequent increases will depend upon the express approval of the Board of Trustees of the Employees Retirement System and the Legislative Assembly, and must provide a funding source. In the case of the Judiciary Retirement System, Act No. 41 of June 13, 2001 provided a 3% special benefit increase in annuity payments, commencing on January 1, 2002 and every three years thereafter, to retirees who have been receiving their annuities for three or more years as of that date. This increase is to be funded by the General Fund.

          The Teachers Retirement System is seeking reimbursement from the Commonwealth’s Office of Management and Budget (“OMB”) in the amount of $119 million for special benefits paid by the System to its beneficiaries through June 30, 2004 pursuant to special benefit laws enacted by the Legislative Assembly. The Teachers Retirement System’s interpretation of these special benefit laws, to the effect that the Commonwealth is required to reimburse the Teachers Retirement System for such special benefits paid, is being disputed by OMB. This dispute is currently under inter-agency arbitration proceedings. The Employees Retirement System is also seeking reimbursement from the Commonwealth (in connection with other special benefits laws applicable to its beneficiaries) in the amount of $73.8 million, representing cumulative benefits paid to beneficiaries through June 30, 2005. OMB believes that the basis of the claims from the Employees Retirement System is valid but that the amounts claimed remain to be verified and reconciled.

          The Employees Retirement System’s disbursements of benefits during fiscal years 2003 through 2007 exceeded contributions and investment income for those years. The cash shortfall for fiscal year 2003 was covered with a portion of the proceeds from the sale to Verizon of the 15% stock ownership in the Puerto Rico Telephone Company (“PRTC”) and a loan received from the Department of the Treasury. The cash shortfall for fiscal year 2004 was covered with a loan received from the Department of the Treasury. Balances owed to the Department of the Treasury and other pending working capital needs through fiscal year 2005 were refinanced through a repurchase agreement with a financial institution in an amount of $138 million collateralized with the assets of the Employees Retirement System. The cash shortfall for fiscal year 2006 was approximately $70 million. This shortfall was covered with a line of credit provided by a private financial institution and collateralized with the assets of the Employees Retirement System. There was no cash shortfall for fiscal year 2007 on account of the receipt of the proceeds from the sale of the PRTC stock. Also with these proceeds the Employees Retirement System paid off the balances of the 2005 repurchase agreement and the 2006 line of credit used to cover the respective year’s cash shortfalls.

          The Employees Retirement System anticipates that its future cash flow needs for disbursement of benefits to participants are likely to exceed the sum of the employer and employee contributions received and its investment and other recurring income. The Employees Retirement System is also evaluating other measures to improve its cash flows and funding ratio. Some of these measures include, but are not limited to, the establishment of a maximum salary to calculate pension benefits, aggressive collection efforts with respect to employer contributions owed by the Commonwealth, the municipalities and public corporations, and the transfer to the Employees Retirement System of any amounts remaining in the Children’s Trust after payment of all the outstanding bonds. The Children’s Trust is a not-for-profit corporate entity created in 1999 as a public instrumentality of the Commonwealth.

          In addition, as of May 31, 2008 the Employees Retirement System was undertaking a series of financings to increase the System’s funding ratio and reduce its unfunded pension benefit obligation. The financings involve the issuance by the Employees Retirement System of debt secured by a pledge of future employer contributions over the next 50 years. All net cash generated by these financings is to be deposited into the Employees Retirement System trust and to be invested along with its other assets. As of June 30, 2008, the Employees Retirement System had issued three series totaling approximately $3.0 billion of its Senior Pension Funding Bonds. The Employees Retirement System expects that additional financing will be undertaken during fiscal year 2009 and subsequent years.

BUDGET OF THE COMMONWEALTH

Budgetary Process

          The fiscal year of the Commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislative Assembly an annual balanced budget of revenues, capital improvements, and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by the Commonwealth’s Office of Management and Budget, in coordination with the Planning Board, the Treasury, and other government offices and agencies. Section 7 of Article VI of the Constitution provides that “The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law.”

          The annual budget, which is developed utilizing elements of program budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under (i) laws existing at the time the budget is submitted, and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor’s recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

          The Legislative Assembly may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislative Assembly, the budget is referred to the Governor, who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislative Assembly with the Governor’s objections. The Legislative Assembly, by a two-thirds majority in each house, may override the Governor’s veto. If a budget is not adopted prior to the succeeding fiscal year, as was the case for fiscal year 2006, the annual budget for the preceding fiscal year as originally approved by the Legislative Assembly and the Governor is automatically renewed for the ensuing fiscal year until a new budget is approved by the Legislative Assembly and the Governor. This permits the Commonwealth to continue making payments of its operating and other expenses until a new budget is approved.

Fiscal Reform

          On May 25, 2006, the Governor signed Act No. 103 providing for a fiscal reform of the Commonwealth government (the “Fiscal Reform Legislation”). The Fiscal Reform Legislation applies to every instrumentality and entity of the Executive Branch funded, in whole or in part, from the General Fund and sets forth, as the public policy of the Commonwealth, the reduction of government spending, the elimination or consolidation of redundant agencies, the reduction of government payroll without causing the layoff of regular employees or increasing the actuarial liability of the retirement systems, the limitation of unnecessary, extravagant or excessive spending, and the limitation of public relations and other similar expenses. Despite his approval of the Fiscal Reform Legislation, the Governor has stated that certain of its provisions may be unconstitutional because they infringe on Executive Branch prerogatives. As such, the Governor has informed the Legislative Assembly that certain provisions of the Fiscal Reform Legislation will be implemented at the Executive Branch’s discretion and through the use of the Executive Branch’s prerogatives. There is no assurance that the Fiscal Reform Legislation will result in the intended reduction of expenditures or that it will be implemented as enacted or that it will not be judicially challenged.

Appropriations

          For fiscal year 2007, approximately 47% of the General Fund was committed for payment of the central government payroll. In addition, approximately 26% of the General Fund was committed to the payment of fixed charges such as municipal subsidies, grants to the University of Puerto Rico, funding for the judicial branch, among others, and debt service on the direct debt of the Commonwealth. For fiscal year 2008, it is estimated that approximately 47% and 6% of the General Fund was committed for payment of the central government payroll (not including the University of Puerto Rico and judicial branch) and debt service on the direct debt of the Commonwealth, respectively. Commencing with fiscal year 2004, the Commonwealth appropriates annually to the judicial branch an amount initially equal to 3.3% of the average annual revenue from internal sources for each of the two preceding fiscal years. This percentage is to increase until it reaches 4% in fiscal year 2008, and may be further increased upon review, with scheduled reviews every five years.

Budget for Fiscal Year 2008

          The consolidated budget for fiscal year 2008 totaled $27.1 billion. Of this amount, $14.5 billion was assigned to the central government. This includes General Fund total appropriations of $9.227 billion, which represented an increase of $3 million over expenditures for fiscal year 2007.

          Estimated expenses and capital improvements of all budgetary funds totaled $14.5 billion, an increase of $207.3 million from fiscal year 2007. The major changes in General Fund expenditures by program in fiscal year 2008 were mainly due to increases in health (up $99.1 million), public safety and protection (up $76.2 million), special pension contributions (up $30.1 million), transportation and communication (up $9.4 million), other debt service (up $8.9 million), housing (up $1.6 million) and decreases in welfare (down $100.8 million), debt service on Commonwealth’s general obligation and guaranteed debt (down $49.2 million), contributions to municipalities (down $26.9 million), economic development (down $21.3 million), education (down $20.8 million) and general government (down $2 million).

Budget for Fiscal Year 2009

          The consolidated budget for fiscal year 2009 totals $26.3 billion. Of this amount, $14.5 billion is assigned to the central government. This includes General Fund total resources and appropriations of $9.484 billion, which represents an increase of $256.8 million over approved expenditures for fiscal year 2008. The fiscal year 2009 budget marks the third consecutive year in which budgeted expenditures are below the fiscal year 2006 level. The increase in expenditures over fiscal year 2008 is mainly due to University of Puerto Rico, judiciary and municipal formula increases and salary increases mandated by law or collective bargaining agreements. An additional $42.3 million is budgeted for the State Election Commission. The General Fund revenue projection for fiscal year 2009 is $8.488 billion, an increase of $235.3 million, or 2.8%, from estimated net revenues for fiscal year 2008 of $8.253 billion. The Commonwealth’s budgeted expenditures for fiscal year 2009 of $9.484 billion exceed projected revenues of $8.488 by approximately $1 billion. The Commonwealth’s economic team is working together to enforce spending control measures that have been established to attempt to minimize the budget risk. In connection with the budget approval and in order to cover the approximately $1 billion difference between approved expenditures and projected revenues, legislation was approved and signed by the Governor authorizing the Commonwealth (i) to sell and/or transfer delinquent tax receivables up to $1 billion, and (ii) as an exception to the general prohibition against borrowings to balance the budget, to issue limited special obligations of the Commonwealth payable from and collateralized with tax receivables. There is no guaranty that the Commonwealth will be able to issue such limited special obligations in amounts sufficient to cover the expected revenue shortfall in a timely manner, and, if that is the case, other funding sources, such as possible support from Government Development Bank, will have to be secured.

          As of May 31, 2008, projected expenses and capital improvements of all budgetary funds total $14.5 billion, an increase of $91.1 million from fiscal year 2008. The major changes in General Fund expenditures by program in fiscal year 2009 are mainly due to increases in welfare (up $130.1 million), education (up $93.6 million), health (up $78.5 million), general government (up $71.2 million), special pension contribution (up $17.5 million), contributions to municipalities (up $17.6 million), public safety and protection (up $4.3 million), other debt service (up $11.6 million), transportation and communication (up $11.1 million), housing (up $3.1 million) and decreases in debt service on Commonwealth’s general obligation and guaranteed debt (down $162.7 million) and economic development (down $7.0 million).

LITIGATION

          The Commonwealth is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Under Act No. 104 of June 25, 1955, as amended (“Act No. 104”), persons are authorized to sue the Commonwealth only for causes of actions specified in said Act. The Commonwealth may be liable under Act No. 104 for damages up to a maximum amount of $75,000, or $150,000 if the suit involves actions for damages to more than one person or where a single injured party is entitled to several causes of action. Under certain circumstances, as provided in Act No. 9 of November 26, 1975, as amended (“Act No. 9”), the Commonwealth may provide its officers and employees, including directors of public corporations and government instrumentalities and mayors of the municipalities of the Commonwealth, with legal representation, as well as assume the payment of any judgment that may be entered against them. There is no limitation on the amount of the judgment that may be paid under Act No. 9.

          With respect to pending and threatened litigation, as of June 30, 2007, the Commonwealth has included in its financial statements reported liabilities of approximately $950 million for awarded and anticipated unfavorable judgments. While amounts claimed exceed $6 billion, such amount represents the amount estimated at the time as a probable liability or a liability with a fixed or expected due date, which would require future available financial resources for its payment. The Commonwealth believes that the ultimate liability in excess of amounts provided in the financial statements, if any, would not be significant.

          The Commonwealth is a defendant in two lawsuits filed, one in Commonwealth court and one in the United States District Court for the District of Puerto Rico, by an association of primary care health centers seeking to recover from the Commonwealth $800 million of Medicaid funds retained by the Department of Health since 1997. In June 2004, the Superior Court of the Commonwealth in San Juan determined that the Commonwealth must return those funds. The Supreme Court of Puerto Rico, however, upheld a partial ruling allowing the Commonwealth to deduct from the payments due to the centers certain of the payments received by the centers from the federal government. As of May 31, 2008, audits were being carried out on the plaintiff centers. As of June 30, 2007, the Commonwealth had accrued $50 million for this legal contingency. With respect to the federal case, a preliminary injunction was issued by the court against the Commonwealth requiring it to disburse approximately $20 million in six payments beginning in October 2005.

          The Commonwealth is also a defendant in a class action presented by parents of special education students alleging deficient services to these students in the areas of education and health care before Commonwealth Courts. One court recently decided in favor of the parents’ request to include damage claims in the same class action case. This court may now award damages to the class action members, and in doing so may consider the claims in groups or each case individually. This will require that the parents prove the damages suffered. The Commonwealth has indicated that it plans to defend vigorously each case. As of June 30, 2007, the Commonwealth had accrued $450 million for this legal contingency. This decision is appealable and thus, not final at this time. As of May 31, 2008, the Commonwealth did not anticipate any final determination or damages award, in any case, to be granted in fiscal year 2008.

          The Commonwealth and various component units are defendants in other lawsuits alleging violations of civil rights, breach of contract, and other damage claims. As of May 31, 2008, preliminary hearings and discovery proceedings were in progress. The amounts claimed exceed $5 billion; however, as of May 31, 2008, the ultimate liability could not be determined. The Commonwealth has indicated that, in its opinion, the claims are excessive. As of May 31, 2008, no provision for any liability that may result upon adjudication of these lawsuits had been recognized by the Commonwealth. The Commonwealth has indicated that it believes that the ultimate liability, if any, would not be significant.

RECENT DEVELOPMENTS

          On March 27, 2008, the Governor of Puerto Rico and several other individuals were named in federal grand jury indictments relating to the use of political contributions and campaign funds during the period when the Governor was Resident Commissioner in Washington, D.C. In addition, on August 19, 2008, the Governor and other individuals were named in federal grand jury indictments relating to the use of political contributions and campaign funds during the Governor’s campaign and after his election as Governor. The Governor has denied any wrongdoing and has stated his intention to remain in his position and present his defense. It is not expected that such developments will have any impact on the fiscal affairs of the Commonwealth or on the payment of any obligations issued by the Commonwealth.

* * * * *

RATING AGENCIES’ ACTIONS

          As of November 30, 2008, Moody’s and Standard & Poor’s rated the Commonwealth’s general obligation, respectively, Baa3 and BBB-. Any explanation regarding the reasons for and the significance of such ratings must be obtained from the respective ratings agency furnishing the same. The ratings reflect only the respective opinions of such rating agencies. There is no assurance that the ratings will continue for any given period of time or will not be revised downward or withdrawn entirely by either or both of such rating agencies. Any such downward revision or withdrawal of a rating could have an adverse effect on the market prices of the Commonwealth’s municipal obligation bonds.

APPENDIX F

Western Asset Management Company
Proxy Voting Policies and Procedures

BACKGROUND

          Western Asset Management Company (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

          In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients.

POLICY

          Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

PROCEDURES

Responsibility and Oversight

          The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

          Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

          Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy

Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

          Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.

Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.

Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f.	Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

          Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

          Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

	1.	Issuer name;

	2.	Exchange ticker symbol of the issuer’s shares to be voted;

	3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

	4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

          Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

          Part II of the Western Asset Form ADV contains a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

          All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

          Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

          Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

          The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

          SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

          Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

          In the event Western Asset is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Part C

Other Information

Item 23. Exhibits

(a)(1) Declaration of Trust dated October 2, 2006 is incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 16, 2007 (“Post-Effective Amendment No. 44”).

(2) Designation of Series of Shares of Beneficial Interests in the Trust, effective as of February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 44.

(3) Amended and Restated Designation of Series of Shares of Beneficial Interest of the Registrant, effective as of May 14, 2008, and Amended and Restated Designation of Classes, effective as of May 14, 2008, is incorporated by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 29, 2008 (“Post-Effective Amendment No. 63”).

(4) Amended and Restated Designation of Series of Shares of Beneficial Interest of the Registrant, effective as of August 11, 2008, and Amended and Restated Designation of Classes, effective as of August 11, 2008, is incorporated by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 16, 2008 (“Post-Effective Amendment No. 65”).

(b) By-laws dated October 4, 2006 are incorporated herein by reference to Post-Effective Amendment No. 44.

(c) Not Applicable

(d)(1) Management Agreement between the Registrant, on behalf of Citi California Tax Free Reserves, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 27, 2007 (“Post-Effective Amendment No. 45”).

(2) Management Agreement between the Registrant, on behalf of Citi Cash Reserves, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(3) Management Agreement between the Registrant, on behalf of Citi Connecticut Tax Free Reserves, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(4) Management Agreement between the Registrant, on behalf of Citi New York Tax Free Reserves, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(5) Management Agreement between the Registrant, on behalf of Citi Tax Free Reserves, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(6) Management Agreement between the Registrant, on behalf of Citi U.S. Treasury Reserves, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(7) Management Agreement between the Registrant, on behalf of Western Asset Money Market Fund (formerly Cash Portfolio), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(8) Management Agreement between the Registrant, on behalf of Western Asset Government Money Market Fund (formerly Government Portfolio), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(9) Management Agreement between the Registrant, on behalf of Western Asset California Municipal Money Market Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(10) Management Agreement between the Registrant, on behalf of Western Asset Massachusetts Municipal Money Market Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(11) Management Agreement between the Registrant, on behalf of Western Asset Municipal Money Market Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(12) Management Agreement between the Registrant, on behalf of Western Asset New York Municipal Money Market Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(13) Management Agreement between the Registrant, on behalf of Western Asset AMT Tax Free Money Market Fund and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 65.

(14) Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”), with respect to Citi California Tax Free Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(15) Subadvisory Agreement between LMPFA and WAM, with respect to Citi Cash Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(16) Subadvisory Agreement between LMPFA and WAM, with respect to Citi Connecticut Tax Free Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(17) Subadvisory Agreement between LMPFA and WAM, with respect to Citi New York Tax Free Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(18) Subadvisory Agreement between LMPFA and WAM, with respect to Citi Tax Free Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(19) Subadvisory Agreement between LMPFA and WAM, with respect to Citi U.S. Treasury Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(20) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Money Market Fund (formerly Cash Portfolio), dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(21) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Government Money Market Fund (formerly Government Portfolio), dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(22) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset California Municipal Money Market Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(23) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Massachusetts Municipal Money Market Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(24) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Municipal Money Market Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(25) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset New York Municipal Money Market Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(26) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset AMT Tax Free Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 65.

(e)(1) Distribution Agreement between the Registrant, on behalf of Citi California Tax Free Reserves, Citi Cash Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, Citi Tax Free Reserves and Citi U.S. Treasury Reserves, and Legg Mason Investor Services, LLC (“LMIS”), as distributor is incorporated herein by reference to Post-Effective Amendment No. 38.

(2) Distribution Agreement dated December 1, 2005, between Legg Mason Partners Municipal Funds, on behalf of Western Asset California Municipal Money Market Fund, Western Asset Massachusetts Municipal Money Market Fund and Western Asset New York Municipal Money Market Fund, and LMIS, as distributor, is incorporated herein by reference to the Post-Effective Amendment No. 54 to the Legg Mason Partners Municipal Funds Registration Statement on Form N-1A as filed with the SEC on July 31, 2006.

(3) Distribution Agreement dated December 1, 2005, between Smith Barney Municipal Money Market Fund, Inc., on behalf of Western Asset Municipal Money Market Fund, and LMIS, as distributor, is incorporated herein by reference to the Post-Effective Amendment No. 38 to the Smith Barney Municipal Money Market Fund, Inc. Registration Statement on Form N-1A as filed with the SEC on July 31, 2006.

(4) Distribution Agreement, dated December 1, 2005, between Smith Barney Money Funds, Inc. and LMIS is incorporated by reference to the Smith Barney Money Funds, Inc. Registration Statement on Form N-14 as filed with the SEC on July 21, 2006.

(5) Letter Agreement amending the Distribution Agreements with LMIS dated April 5, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(6) Distribution Agreement dated September 16, 2008 between the Registrant, on behalf of Western Asset AMT Tax Free Money Market Fund, is incorporated herein by reference to Post-Effective Amendment No. 65.

(f)(1) Amended and Restated General Retirement Plan relating to certain funds is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on October 31, 2005 (“Post-Effective Amendment No. 37”).

(2) Legg Mason Investment Series (f/k/a Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 78 to the Legg Mason Partners Income Trust Registration Statement on Form N-1A as filed with the SEC on January 8, 2007.

(3) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement is incorporated herein by reference to Post-Effective Amendment No. 40.

(4) Amended and Restated Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 78 to the Legg Mason Partners Income Trust Registration Statement on Form N-1A as filed with the SEC on January 8, 2007.

(5) Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 78 to the Legg Mason Partners Income Trust Registration Statement on Form N-1A as filed with the SEC on January 8, 2007.

(g)(1) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”) dated January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(2) Letter Agreement amending the Custodian Services Agreement with State Street dated April 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(3) Letter Agreement amending the Custodian Services Agreement with State Street is incorporated herein by reference to Post-Effective Amendment No. 65.

(h)(1) Form of Transfer Agency Agreement with PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) (“PNC Global Investment Servicing”), as transfer agent is incorporated herein by reference to Post-Effective Amendment No. 38.

(2) Form of Transfer Agency Agreement between the Registrant and Boston Financial Data Services, Inc., as transfer agent is incorporated herein by reference to Post-Effective Amendment No. 38.

(3) Service Mark Licensing Agreement between Citigroup, Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 38.

(4) Letter Agreement dated April 9, 2007, amending the Transfer Agency and Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to Post-Effective Amendment No. 45.

(5) Letter Agreement, amending the Transfer Agency and Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to Post-Effective Amendment No. 65.

(i)(1) Opinion and Consent of Counsel is incorporated herein by reference to Post-Effective Amendment No. 30.

(2) Opinion of Counsel is incorporated herein by reference to Post-Effective Amendment No. 44.

(3) Opinion of Counsel is incorporated herein by reference to Post-Effective Amendment No. 63.

(4) Opinion of Counsel regarding the legality of shares being registered is incorporated herein by reference to Post-Effective Amendment No. 65.

(j)(1) Consent of Independent Registered Public Accounting Firm with respect to Citi Cash Reserves, Citi U.S. Treasury Reserves, Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves is filed herewith.

(2) Power of Attorney dated February 12, 2008 is incorporated herein by reference to Post-Effective Amendment No. 54.

(3) Power of Attorney dated July 31, 2008 is incorporated herein by reference to Post-Effective Amendment No. 65.

(4) Power of Attorney with respect to Master Portfolio Trust dated February 12, 2008 is filed herewith.

(k) Not Applicable.

(l) Not Applicable.

(m) Shareholder Services and Distribution Plan, pursuant to Rule 12b-1, of the Registrant, on behalf of Citi California Tax Free Reserves, Citi Cash Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free

Reserves, Citi Tax Free Reserves, Citi U.S. Treasury Reserves, Western Asset Money Market Fund, Western Asset Government Money Market Fund, Western Asset California Municipal Money Market Fund, Western Asset Massachusetts Municipal Money Market Fund, Western Asset New York Municipal Money Market Fund, Western Asset Municipal Money Market Fund and Western Asset AMT Tax Free Money Market Fund dated February 6, 2007 and amended as of September 2008 is incorporated herein by reference to Post-Effective Amendment No. 65.

(n) Rule 18f-3(d) Multiple Class Plan of the Registrant dated February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(o) Not Applicable

(p)(1) Code of Ethics of Citigroup Asset Management—North America and Certain Registered Investment Companies, as amended September 13, 2005 (adopted by LMPFA), is incorporated herein by reference to Post-Effective Amendment No. 38.

(2) Code of Ethics of LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 38.

(3) Code of Ethics of WAM dated as of July, 2007, is filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 25. Indemnification

Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Article IX of the Registrant’s Declaration of Trust, which is incorporated herein by reference.

Reference is hereby made to paragraph 10 of the Distribution Agreement between the Registrant and LMIS.

The Trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Item 26. Business and Other Connections of Investment Adviser

Investment Adviser — Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-66785).

Subadviser — Western Asset Management Company

          Western Asset Management Company (“WAM”) is an investment adviser registered with the SEC under the Advisers Act. The following is a list of the officers and directors of WAM.

Directors
James W. Hirschmann III
Peter L. Bain
Jeffrey A. Nattans

Officers
Bruce D. Alberts	Chief Financial Officer
Brett B. Canon	Director of Risk Management and Operations
D. Daniel Fleet	President
Daniel E. Giddings	Assistant Secretary
James W. Hirschmann III	Chief Executive Officer
Gavin L. James	Director of Global Client Service and Marketing
Dennis J. McNamara	Director of Portfolio Operations
Charles A. Ruys de Perez	Secretary, General Counsel and Head of Legal and Compliance

Following is a list of other substantial business activities in which directors, officers or partners of WAM have been engaged as director, officer, employee, partner or trustee.

Officer/Director	Other Offices Held

Peter L. Bain	Director, LMCM
Director, Batterymarch
Manager, Brandywine
Director, Brandywine Singapore
Manager, Clear Adv
Director, Clear Asset
Manager, GCIM
Senior Executive Vice President, Legg Mason, Inc.
Director, Barrett
Director, Bartlett
Director, LMFA
Director, LM Canada Hldg
Director, LM Funding
Manager, GAA
Manager, LMIC
Manager, LMPFA
Director, LMREI
Director, LMRESA
President and Director, LMRC
President and Director, LMRG
President and Director, LMRP
President and Director, LM Tower
President and Director, LMRCII
President and Director, LMRC Properties
Director, PCM I
Director, PCM II
Director, Permal
Manager, Royce
Director, WAM
Director, WAML

Director, Western Japan
Director, WAM Australia
Director, WAMCO Hldgs Ltd.
Director, Western Singapore

D. Daniel Fleet	Director, WAML
Director, Western Japan
Director, WAM Australia
Director, WAMCO Hldgs Ltd.
Director, Western Singapore

Jeffrey A. Nattans	Director, WAM
Vice President, Legg Mason, Inc.
Manager and Vice President, LMIH
Director, WAML
Director, Western Japan
Director, WAM Australia
Director, WAMCO Hldgs Ltd.
Director, Western Singapore

Officer/Director	Other Offices Held

James W. Hirschmann III	Director, WAM
Director, WAML

Following is a list of addresses for Item 26 with respect to WAM:

Barrett Associates, Inc. (“Barrett”)
565 Fifth Avenue
New York, NY 10017

Bartlett & Co. (“Bartlett”)
36 East Fourth Street
Cincinnati, OH 45202

Batterymarch Financial Management, Inc. (“Batterymarch”)
John Hancock Tower
200 Clarendon Street, 49th Floor
Boston, MA 02116

Brandywine Global Investment Management, LLC (“Brandywine”)
2929 Arch Street, 8 th Floor
Philadelphia, PA 19104

Brandywine Global Investment Management (Asia) Pte Ltd. (“Brandywine Singapore”)
36 Robinson House, #18
City House
Singapore

Clearbridge Advisors, LLC (“Clear Adv”)
620 Eighth Avenue
New York, NY 10018

Clearbridge Asset Management, Inc. (“Clear Asset”)
620 Eighth Avenue
New York, NY 10018

Global Currents Investment Management, LLC (“GCIM”)
100 Light Street
Baltimore, MD 21202

Legg Mason Capital Management, Inc. (“LMCM”)
100 Light Street
Baltimore, MD 21202

Legg Mason Canada Holdings Ltd. (“LM Canada Hldg”)
44 Chipman Hill, 10th Floor
St. John, New Brunswick E2L 4S6
Canada

Legg Mason Fund Adviser, Inc. (“LMFA”)
100 Light Street
Baltimore, MD 21202

Legg Mason Funding Corp. (“LM Funding”)
100 Light Street
Baltimore, MD 21202

Legg Mason Global Asset Allocation, LLC (“GAA”)
300 First Stamford Place, 4th Floor
Stamford, CT 06902

Legg Mason, Inc.
100 Light Street
Baltimore, MD 21202

Legg Mason International Holdings, LLC (“LMIH”)
100 Light Street
Baltimore, MD 21202

Legg Mason Investment Counsel, LLC (“LMIC”)
100 Light Street
Baltimore, MD 21202

Legg Mason Partners Fund Advisor, LLC (“LMPFA”)
399 Park Ave.
New York, NY 10022

Legg Mason Real Estate Investors, Inc. (“LMREI”)
100 Light Street
Baltimore, MD 21202

Legg Mason Real Estate Securities Advisors, Inc. (“LMRESA”)
100 Light Street
Baltimore, MD 21202

Legg Mason Realty Capital, Inc. (“LMRC”)
100 Light Street
Baltimore, MD 21202

Legg Mason Realty Group, Inc. (“LMRG”)
100 Light Street
Baltimore, MD 21202

Legg Mason Realty Partners, Inc. (“LMRP”)
100 Light Street
Baltimore, MD 21202

Legg Mason Tower, Inc. (“LM Tower”)
100 Light Street
Baltimore, MD 21202

LMRC II, Inc. (“LMRC II”)
100 Light Street
Baltimore, MD 21202

LMRC Properties, Inc. (“LMRC Properties”)
100 Light Street
Baltimore, MD 21202

PCM Holdings I, Inc. (“PCM I”)
8889 Pelican Bay Boulevard, Suite 500
Naples, FL 34108-7512

PCM Holdings II, LLC (“PCM II”)
8889 Pelican Bay Boulevard, Suite 500
Naples, FL 34108-7512

Permal Asset Management, Inc. (“Permal”)
900 Third Ave. 28th Floor
New York, NY 10022

Royce & Associates, LLC (“Royce”)
1414 Avenue of the Americas
New York, NY 10019

Western Asset Management Company (“WAM”)
385 East Colorado Boulevard
Pasadena, CA 91101

Western Asset Management Company Limited (“WAML”)
10 Exchange Square
Primrose Street
London EC2A2EN England

Western Asset Management Company Ltd (“Western Japan”)
36F Shin-Marunouchi Building
5-1 Marunouchi 1-Chome Chiyoda-Ku
Tokyo 100-6536 Japan

Western Asset Management Company Pty Ltd (“WAM Australia”)
Level 48
120 Collins Street
GPO Box 507
Melbourne Victoria 3000 Australia

Western Asset Management (UK) Holdings Limited (“WAMCO Hldgs Ltd”)
10 Exchange Square
Primrose Street
London EC2A2EN England

Western Asset Management Company Pte, Ltd (“Western Singapore”)
1 George Street, #23-01
Singapore 049145

Item 27. Principal Underwriters

(a) Legg Mason Investor Services, LLC (“LMIS”), a distributor of the Registrant is also a distributor of funds that are series of the following registrants: Legg Mason Partners Income Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Equity Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust and Legg Mason Partners Institutional Trust.

LMIS is the placement agent for funds that are series of the Master Portfolio Trust.

(b) The information required by this Item 27 with respect to each director and officer of LMIS is listed below:

Mark R. Fetting – Managing Director
D. Stuart Bowers – Vice President
W. Talbot Daley – Vice President
Thomas J. Hirschmann – Vice President
Joseph M. Furey – General Counsel and Chief Compliance Officer
Ronald Holinsky – Counsel
Robert E. Patterson – Counsel
Theresa M. Silberzahn – Chief Financial Officer
Elisabeth F. Craig – AML Compliance Officer and Director of Continuing Education

All Addresses are 100 Light Street, Baltimore, Maryland 21202.

(c) Not applicable.

Item 28. Location of Accounts and Records

With respect to the Registrant:

(1)	Legg Mason Partners Money Market Trust
55 Water Street
New York, New York 10041

With respect to the Registrant’s Investment Manager:

(2)	c/o Legg Mason Partners Fund Advisor, LLC
620 Eighth Avenue
New York, NY 10018

With respect to the Registrant’s Subadviser:

(3)	c/o Western Asset Management Company
620 Eighth Avenue
New York, NY 10018

With respect to the Registrant’s Custodian:

(4)	State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

With respect to the Registrant’s Transfer Agents:

(5)	PNC Global Investment Servicing
P.O. Box 9699
Providence, Rhode Island 02940-9699

(6)	Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171

With respect to the Registrant’s Distributor:

(7)	Legg Mason Investor Services, LLC
100 Light Street
Baltimore, MD 21202

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS MONEY MARKET TRUST, certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on this 24th day of December, 2008.

LEGG MASON PARTNERS MONEY MARKET TRUST, on behalf of its series Citi Cash Reserves, Citi U.S. Treasury Reserves, Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves.

By:	/s/ R. Jay Gerken

R. Jay Gerken
President and Principal Executive Officer

          WITNESS our hands on the date set forth below.

          Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on December 24, 2008.

Signature	Title

/s/ R. Jay Gerken	President, Principal Executive Officer and Trustee

R. Jay Gerken

/s/ Frances M. Guggino	Treasurer and Chief Financial Officer

Frances M. Guggino

/s/ Elliott J. Berv*	Trustee

Elliott J. Berv

/s/ A. Benton Cocanougher*	Trustee

A. Benton Cocanougher

/s/ Jane F. Dasher*	Trustee

Jane F. Dasher

/s/ Mark T. Finn*	Trustee

Mark T. Finn

/s/ Rainer Greeven*	Trustee

Rainer Greeven

/s/ Stephen R. Gross*	Trustee

Stephen R. Gross

/s/ Richard E. Hanson, Jr.*	Trustee

Richard E. Hanson, Jr.

/s/ Diana R. Harrington*	Trustee

Diana R. Harrington

/s/ Susan M. Heilbron*	Trustee

Susan M. Heilbron

/s/ Susan B. Kerley*	Trustee

Susan B. Kerley

/s/ Alan G. Merten*	Trustee

Alan G. Merten

/s/ R. Richardson Pettit*	Trustee

R. Richardson Pettit

*By: /s/ R. Jay Gerken

R. Jay Gerken

* Attorney-in-Fact, pursuant to Power of Attorney.

SIGNATURES

          Master Portfolio Trust has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A of Legg Mason Partners Money Market Trust to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on this 24th day of December, 2008.

MASTER PORTFOLIO TRUST, on behalf of its series Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio and Tax Free Reserves Portfolio

By:	/s/ R. Jay Gerken

R. Jay Gerken
President and Principal Executive Officer

          WITNESS our hands on the date set forth below.

          Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on December 24, 2008.

Signature	Title

/s/ R. Jay Gerken	President, Principal Executive Officer and Trustee

R. Jay Gerken

/s/ Frances M. Guggino	Treasurer and Chief Financial Officer

Frances M. Guggino

/s/ Elliott J. Berv*	Trustee

Elliott J. Berv

/s/ A. Benton Cocanougher*	Trustee

A. Benton Cocanougher

/s/ Jane F. Dasher*	Trustee

Jane F. Dasher

/s/ Mark T. Finn*	Trustee

Mark T. Finn

/s/ Rainer Greeven*	Trustee

Rainer Greeven

/s/ Stephen R. Gross*	Trustee

Stephen R. Gross

/s/ Richard E. Hanson, Jr.*	Trustee

Richard E. Hanson, Jr.

/s/ Diana R. Harrington*	Trustee

Diana R. Harrington

/s/ Susan M. Heilbron*	Trustee

Susan M. Heilbron

/s/ Susan B. Kerley*	Trustee

Susan B. Kerley

/s/ Alan G. Merten*	Trustee

Alan G. Merten

/s/ R. Richardson Pettit*	Trustee

R. Richardson Pettit

*By: /s/ R. Jay Gerken

R. Jay Gerken

* Attorney-in-Fact, pursuant to Power of Attorney.

Exhibit Index

(j)(1)

Consent of Independent Registered Public Accounting Firm, with respect to Citi Cash Reserves, Citi U.S. Treasury Reserves, Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves.

(j)(4)	Power of Attorney with respect to Master Portfolio Trust dated February 12, 2008.

(p)(3)	Code of Ethics of WAM dated as of July 2007